SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
                        -------

Post-Effective Amendment No. 14           (333-85567)          [X]
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                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 16      (File No. 811-7195)                      [X]
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                        (Check appropriate box or boxes)

                  AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT
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                           (Exact Name of Registrant)

                   American Enterprise Life Insurance Company
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                               (Name of Depositor)

829 AXP Financial Center, Minneapolis, MN   55474
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(Address of Depositor's Principal Executive Offices)  (Zip Code)

Depositor's Telephone Number, including Area Code  (612) 671-3678
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      Mary Ellyn Minenko, 50607 AXP Financial Center, Minneapolis, MN 55474
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                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check  appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 30, 2004 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing  pursuant to  paragraph  (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS


APRIL 30, 2004


AMERICAN EXPRESS(R)

SIGNATURE ONE VARIABLE ANNUITY

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)
           829 AXP Financial Center
           Minneapolis, MN 55474

           Telephone: (800) 333-3437
           (Home Office)

           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

This prospectus contains information that you should know before investing. Prospectuses are also available for:

-  American Express(R) Variable Portfolio Funds

-  AIM Variable Insurance Funds

-  AllianceBernstein Variable Products Series Fund, Inc.

-  Baron Capital Funds Trust

-  Credit Suisse Trust

-  Fidelity(R) Variable Insurance Products - Service Class

-  Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2

-  Goldman Sachs Variable Insurance Trust (VIT)

-  Janus Aspen Series: Service Shares

-  JPMorgan Series Trust II

-  Lazard Retirement Series, Inc.

-  MFS(R) Variable Insurance Trust(SM)

-  Royce Capital Fund

-  Third Avenue Variable Series Trust

-  Wanger Advisors Trust

-  Wells Fargo Variable Trust Funds

Please read the prospectuses carefully and keep them for future reference.


The contract provides for purchase payment credits which we may reverse up to the maximum withdrawal charge under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits.") Expense charges from contracts with purchase payment credits may be higher than charges for contracts without such credits. The amount of the credit may be more than offset by additional fees and charges associated with the credit.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


American Enterprise Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                               3
THE CONTRACT IN BRIEF                                                   4
EXPENSE SUMMARY                                                         7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                            11
FINANCIAL STATEMENTS                                                   18
THE VARIABLE ACCOUNT AND THE FUNDS                                     19
THE GUARANTEE PERIOD ACCOUNTS (GPAs)                                   26
THE ONE-YEAR FIXED ACCOUNT                                             28
BUYING YOUR CONTRACT                                                   29
CHARGES                                                                31
VALUING YOUR INVESTMENT                                                35
MAKING THE MOST OF YOUR CONTRACT                                       37
WITHDRAWALS                                                            40
TSA-- SPECIAL WITHDRAWAL PROVISIONS                                    41
CHANGING OWNERSHIP                                                     41
BENEFITS IN CASE OF DEATH                                              41
OPTIONAL BENEFITS                                                      46
THE ANNUITY PAYOUT PERIOD                                              55
TAXES                                                                  57
VOTING RIGHTS                                                          59
SUBSTITUTION OF INVESTMENTS                                            60
ABOUT THE SERVICE PROVIDERS                                            60
ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE                  61
ADDITIONAL INFORMATION                                                 69
EXPERTS                                                                69
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY  FINANCIAL INFORMATION      70
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION           86
APPENDIX: 8% PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL      87


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "American Enterprise Life" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.


CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.


CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. Withdrawals and transfers from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


-  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code


-  Roth IRAs under Section 408A of the Code

-  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin. RIDER

EFFECTIVE DATE: The date you add a rider to the contract.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use the contract as a qualified annuity to fund a retirement plan that is tax deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. But a qualified annuity has features other than tax deferral that may help you reach your retirement goals. You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. We will not deduct any other charges. (See "Buying Your Contract -- Purchase Payment Credits.") However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 19)

- the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The minimum required investment in each GPA is $1,000. We reserve the right to restrict the amount of any purchase payment allocated to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or one-year fixed account is equal to the minimum interest rate stated in the contract. These accounts may not be available in all states. (p. 26 and p. 28)

BUYING YOUR CONTRACT: Your sales representative will help you complete and submit an application. Applications are subject to acceptance at our home office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future. (p. 29)


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

MINIMUM INITIAL PURCHASE PAYMENT:

     $25,000.

MINIMUM ADDITIONAL PURCHASE PAYMENT:


     $50 for Systematic Investment Plans (SIPs).

     $100 for any other type of payment.


MAXIMUM TOTAL PURCHASE PAYMENTS*

     $1,000,000 for issue ages through 85.

     $100,000 for issue ages 86 to 90.


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's limits on annual contributions also apply.

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. You may establish automated transfers among the accounts.We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 38)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 40)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 41)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 41)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 46)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the tax-deferred retirement plan. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 55)

TAXES: Generally, your contract grows tax deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 57)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

CHARGES: We assess certain charges in connection with your contract (p. __):


-  $40 annual contract administrative charge(1);

- a 0.15% variable account administrative charge (if you make allocations to one or more subaccounts);

- a 1.45% mortality and expense risk fee (if you make allocations to one or more subaccounts);

- if you select the Return of Purchase Payments (ROP) Death Benefit Option, a reduction of 0.10% in the mortality and expense risk fee (if you make allocations to one or more subaccounts);

- if you select the Guaranteed Minimum Income Benefit Rider(2) (GMIB), an annual fee (currently at 0.35%) based on the adjusted contract value;

- if you select the 8% Performance Credit Rider(2) (PCR), an annual fee of 0.25% of the contract value;

- if you select the Benefit Protector(SM) Death Benefit Rider(3) (Benefit Protector), an annual fee of 0.25% of the contract value;

- if you select the Benefit Protector Plus Death Benefit Rider(3) (Benefit Protector Plus), an annual fee of 0.40% of the contract value;

-  withdrawal charge;

- any premium taxes that may be imposed on us by state or local governments (currently, we deduct any applicable premium tax when you make a total withdrawal or when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments); and

-  the operating expenses of the funds in which the subaccounts invest.


(1) Some states limit the amount of any contract charge allocated to the fixed account.


(2) You may select either the GMIB or the PCR, but not both. Riders may not be available in all states. The GMIB is only available to annuitants 75 or younger at contract issue. If you select the GMIB you must select either the Maximum Anniversary Value (MAV) death benefit or the Enhanced Death Benefit rider (EDB).

(3) You may select one of the following: the EDB, the Benefit Protector or the Benefit Protector Plus. These benefits may not be available in all states. The Benefit Protector and the Benefit Protector Plus are only available if both you and the annuitant are 75 or younger at contract issue. The EDB death benefit is only available if both you and the annuitant are 79 or younger at contract issue.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(contingent deferred sales charge as a percentage of purchase payments withdrawn)

                        YEARS FROM PURCHASE                     WITHDRAWAL CHARGE
                          PAYMENT RECEIPT                          PERCENTAGE
                                 1                                     8%
                                 2                                     8
                                 3                                     8
                                 4                                     8
                                 5                                     7
                                 6                                     6
                                 7                                     6
                                 8                                     4
                                 9                                     2
                                 Thereafter                            0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.36% if the assumed investment rate is 3.5% and 6.86% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


ANNUAL VARIABLE ACCOUNT EXPENSES


(As a percentage of average daily subaccount value)


You can choose the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.

                                                                 MAXIMUM ANNIVERSARY VALUE       RETURN OF PURCHASE
                                                                 OR ENHANCED DEATH BENEFIT     PAYMENTS DEATH BENEFIT
VARIABLE ACCOUNT ADMINISTRATIVE CHARGE                                     0.15%                        0.15%
MORTALITY AND EXPENSE RISK FEE                                             1.45                         1.35
TOTAL ANNUAL VARIABLE ACCOUNT EXPENSES                                     1.60%                        1.50%


OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE:                                                                                   $40
(We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.)

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE                                                                      0.35%*
(As a percentage of an adjusted contract value charged annually on the contract anniversary.)

8% PERFORMANCE CREDIT RIDER (PCR) FEE                                                                                   0.25%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE                                                           0.25%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE 0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)



*  This fee apples only if you elect this optional feature.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                                       MINIMUM             MAXIMUM
Total expenses before contractual fee waivers and/or expense reimbursements               .69%               3.74%



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                  GROSS TOTAL
                                                                        MANAGEMENT       12b-1          OTHER        ANNUAL
                                                                           FEES          FEES         EXPENSES      EXPENSES
AXP(R) Variable Portfolio
      Blue Chip Advantage Fund                                             .53%          .13%           .14%          .80%(1)
      Capital Resource Fund                                                .64           .13            .08           .85(1)
      Cash Management Fund                                                 .51           .13            .06           .70(1)
      Diversified Bond Fund                                                .60           .13            .08           .81(1)
      Diversified Equity Income Fund                                       .53           .13            .10           .76(1)
      Growth Fund                                                          .65           .13            .21           .99(1)
      High Yield Bond Fund                                                 .62           .13            .08           .83(1)
      Managed Fund                                                         .61           .13            .06           .80(1)
      NEW DIMENSIONS FUND(R)                                               .62           .13            .07           .82(1)
      Short Duration U.S. Government Fund                                  .61           .13            .08           .82(1)
      Small Cap Advantage Fund                                             .81           .13            .25          1.19(1)
AIM V.I.
      AIM V.I. Capital Appreciation Fund, Series I Shares                  .61            --            .24           .85(2)
      AIM V.I. Capital Development Fund, Series I Shares                   .75            --            .38          1.13(2)
      AIM V.I. Premier Equity Fund, Series I Shares                        .61            --            .24           .85(2)
AllianceBernstein Variable Products Series Fund, Inc.
      AllianceBernstein VP Premier Growth Portfolio (Class B)             1.00           .25            .05          1.30(3)
      AllianceBernstein VP Technology Portfolio (Class B)                 1.00           .25            .12          1.37(3)
      AllianceBernstein VP U.S. Government/High Grade Securities
        Portfolio (Class B)                                                .60           .25            .18          1.03(3)
Baron Capital Funds Trust
      Capital Asset Fund - Insurance Shares                               1.00           .25            .19          1.44(4)
Credit Suisse Trust -
      Mid-Cap Growth Portfolio                                             .90            --            .49          1.39(5)
      (previously Credit Suisse Trust - Emerging Growth Portfolio)
Fidelity(R) VIP
      Growth & Income Portfolio Service Class                              .48           .10            .11           .69(6)
      Mid Cap Portfolio Service Class                                      .58           .10            .12           .80(6)
      Overseas Portfolio Service Class                                     .73           .10            .17          1.00(6)
FTVIPT
      Franklin Real Estate Fund - Class 2                                  .50           .25            .03           .78(7),(8)
      Mutual Shares Securities Fund - Class 2                              .60           .25            .20          1.05(8)
      Templeton Foreign Securities Fund - Class 2                          .69           .25            .22          1.16(9)


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                  GROSS TOTAL
                                                                        MANAGEMENT       12b-1          OTHER        ANNUAL
                                                                           FEES          FEES         EXPENSES      EXPENSES
Goldman Sachs VIT
      Capital Growth Fund                                                  .75%           --%           .68%        1.43%(10)
      CORE(SM) U.S. Equity Fund                                            .70            --            .15          .85(10)
      International Equity Fund                                           1.00            --           1.60         2.60(10)
Janus Aspen Series
      Global Technology Portfolio: Service Shares                          .65           .25            .20         1.10(11)
      Growth Portfolio: Service Shares                                     .65           .25            .02          .92(11)
      International Growth Portfolio: Service Shares                       .65           .25            .11         1.01(11)
      Mid Cap Growth Portfolio: Service Shares                             .65           .25            .02          .92(11)
JPMorgan
      U.S. Large Cap Core Equity Portfolio                                 .35            --            .50          .85(4)
Lazard Retirement Series
      Equity Portfolio                                                     .75           .25           2.74         3.74(12)
      International Equity Portfolio                                       .75           .25            .65         1.65(12)
MFS(R)
      New Discovery Series - Initial Class                                 .90            --            .14         1.04(13)
      Research Series - Initial Class                                      .75            --            .13          .88(13)
      Utilities Series - Initial Class                                     .75            --            .17          .92(13)
Royce Capital Fund
      Micro-Cap Portfolio                                                 1.25            --            .11         1.36(14)
      Small-Cap Portfolio                                                 1.00            --            .21         1.21(14)
Third Avenue
      Value Portfolio                                                      .90            --            .40         1.30(15)
Wanger
      International Small Cap                                             1.22            --            .19         1.41(16)
      U.S. Smaller Companies                                               .93            --            .05          .98(16)
Wells Fargo VT
      Equity Income Fund                                                   .55           .25            .26         1.06(17)



We or an affiliate may receive all or part of the 12b-1 fees charged by a fund at the rate disclosed in the table above, and in the fund's prospectus, for distribution services we or an affiliate provide. We may also receive compensation from an adviser, distributor or other affiliate of a fund for administrative services we or an affiliate provide. The rate of compensation we receive from a fund for these services may be based on fund assets attributable to the contract and to other variable insurance products that we and our affiliates issue. Depending on the amount of average daily net assets invested in the fund, the amounts paid may be significant.

(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2003.

(2) Figures shown in the table are for the year ended Dec. 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(3) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003. From Dec. 1, 2003 through Dec. 31, 2003
     AllianceBernstein VP Premier Growth Portfolio (Class B) had a voluntary waiver. After such waivers, "Management fees," "Other expenses" and "Gross total annual expenses" would be 0.99%, 0.05% and 1.29%.

(4) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003

(5) Fee waivers and or expense reimbursements reduced expenses for the Portfolio, without which performance would be lower. Waivers and or reimbursements may be discontinued at any time. The total expense ratios after the waiver and reimbursements would have been: Credit Suisse Trust - Mid-Cap Portfolio (.76%, 0%, .49% and 1.25%).

(6) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.

(7)  The Fund administration fee is paid indirectly through the management fee.

(8) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(9) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.04%) and 1.12% for FTVIPT Templeton Foreign Securities Fund - Class 2.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

(10) Each adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Effective Dec. 22, 2003, each adviser has agreed to reduce the "Other expenses" limitation, as defined above, for the Goldman Sachs VIT Capital Growth Fund and the Goldman Sachs VIT International Equity Fund would be 0.11% and 0.16%, respectively of each fund's average daily net assets, resulting in total expense for each such fund at a rate no higher than 0.90% and 1.20%, respectively. Because of assets levels for the period ended Dec. 31, 2003, there were no expense reductions and limitations for the Goldman Sachs VIT CORE(SM) U.S. Equity Fund for the period covered by their annual reports. In no event would the "Other expenses" for the Goldman Sachs VIT CORE(SM) U.S. Equity exceed 0.16% of the fund's average daily net assets. The Adviser has contractually agreed to maintain these expense limitation reductions through June 30, 2005.

(11) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

(12) The Investment manager of the Portfolios has voluntarily agreed, for the year ended Dec. 31, 2003, to reduce its fees and, if necessary, reimburse the Portfolio's expenses to the extent that annualized operating expenses exceed 1.25% of the respective Portfolio's average net assets. After fee waivers and expense reimbursements "Other expense" and "Gross total annual expenses" would be 0.25% and 1.25% for Lazard Retirement Equity Portfolio and 0.25% and 1.25% for Lazard Retirement International Equity Portfolio.

(13) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net total contractual annual expenses" would be lower for certain series and would equal: 1.03% for New Discovery Series and 0.91% for Utilities Series.

(14) Royce has voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds Net Annual Operating Expense ratio at or below 1.35% through Dec. 31, 2003. After fee waivers "Other expenses" and "Gross total annual expenses" would be 0.10% and 1.35% for Royce Micro-Cap Portfolio.

(15) To the extent that expenses incurred in a given year are less than 1.30% of the Portfolio's average daily net assets, the Adviser may recover previously reimbursed expenses for a period of three years following such reimbursement. Prior to the repayment, "Other expenses" and "Gross total annual expenses" would be 0.34% and 1.24% for Third Avenue Value Portfolio.

(16) Figures in "Management fees," "12b-1 fees," "Other expenses," and "Gross total annual expenses" are based on actual expenses for the fiscal year ended Dec. 31, 2003. Columbia Wanger Asset Management, L.P. will reimburse the Fund if its annual ordinary operating expenses exceed 2% of average daily net assets. This commitment expires on April 30, 2004.

(17) Other expenses have been adjusted as necessary from amounts incurred during the Funds' most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. The adviser has committed through April 30, 2005 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements "Gross total annual expenses" would be 1.00% for Wells Fargo VT Equity Income Fund.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the Maximum Anniversary Value death benefit, the GMIB and Benefit Protector Plus options. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                                        IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                       IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                 AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                               1 YEAR      3 YEARS       5 YEARS     10 YEARS      1 YEAR      3 YEARS      5 YEARS      10 YEARS
                             $ 1,427.10   $ 2,657.48   $ 3,756.78   $ 5,924.19   $ 627.10     $ 1,857.48   $ 3,056.78   $ 5,924.19



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the Return of Purchase Payments death benefit and you do not select any optional riders. Although your actual costs maybe higher or lower, based on these assumptions, your costs would be:



                                                                                        IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                       IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                 AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                               1 YEAR      3 YEARS       5 YEARS     10 YEARS      1 YEAR      3 YEARS      5 YEARS      10 YEARS
                             $ 1,027.35   $ 1,500.80   $ 1,900.43   $ 2,573.67   $ 227.35     $ 700.80     $ 1,200.43   $ 2,573.67



* In these examples, the $40 contract administrative charge is approximated as a .028% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses.

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WBCA3 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                $    0.57   $    0.75   $    0.91   $    1.00
Accumulation unit value at end of period                                      $    0.72   $    0.57   $    0.75   $    0.91
Number of accumulation units outstanding at end of period (000 omitted)           1,064         804       1,097         789

SUBACCOUNT WCAR3 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                $    0.51   $    0.67   $    0.83   $    1.00
Accumulation unit value at end of period                                      $    0.65   $    0.51   $    0.67   $    0.83
Number of accumulation units outstanding at end of period (000 omitted)             384         138         565         479

SUBACCOUNT SCMG2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND*) (5/1/2000)
Accumulation unit value at beginning of period                                $    1.04   $    1.05   $    1.03   $    1.00
Accumulation unit value at end of period                                      $    1.03   $    1.04   $    1.05   $    1.03
Number of accumulation units outstanding at end of period (000 omitted)           2,410       4,222       3,979       2,613
*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AS OF DEC. 31, 2003 WERE (1.10%)
AND (1.09%), RESPECTIVELY.

SUBACCOUNT SBND2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND) (5/1/2000)
Accumulation unit value at beginning of period                                $    1.14   $    1.09   $    1.03   $    1.00
Accumulation unit value at end of period                                      $    1.17   $    1.14   $    1.09   $    1.03
Number of accumulation units outstanding at end of period (000 omitted)             337         264         317          64

SUBACCOUNT WDEI3 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (3/3/2000)
Accumulation unit value at beginning of period                                $    0.87   $    1.09   $    1.08   $    1.00
Accumulation unit value at end of period                                      $    1.20   $    0.87   $    1.09   $    1.08
Number of accumulation units outstanding at end of period (000 omitted)             666         368         223          66

SUBACCOUNT SGRO2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GROWTH FUND) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.36   $    0.50   $    0.74   $    1.00
Accumulation unit value at end of period                                      $    0.44   $    0.36   $    0.50   $    0.74
Number of accumulation units outstanding at end of period (000 omitted)             141          35          83         211

SUBACCOUNT WEXI3 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND) (3/3/2000)
Accumulation unit value at beginning of period                                $    0.83   $    0.90   $    0.87   $    1.00
Accumulation unit value at end of period                                      $    1.02   $    0.83   $    0.90   $    0.87
Number of accumulation units outstanding at end of period (000 omitted)             579         835         633         310

SUBACCOUNT SMGD2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - MANAGED FUND) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.71   $    0.83   $    0.94   $    1.00
Accumulation unit value at end of period                                      $    0.84   $    0.71   $    0.83   $    0.94
Number of accumulation units outstanding at end of period (000 omitted)             439         426         178          51

SUBACCOUNT WNDM3 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (3/3/2000)
Accumulation unit value at beginning of period                                $    0.54   $    0.71   $    0.86   $    1.00
Accumulation unit value at end of period                                      $    0.67   $    0.54   $    0.71   $    0.86
Number of accumulation units outstanding at end of period (000 omitted)           1,967       2,700       3,128       2,130

SUBACCOUNT WFDI3 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (3/3/2000)
Accumulation unit value at beginning of period                                $    1.15   $    1.10   $    1.05   $    1.00
Accumulation unit value at end of period                                      $    1.15   $    1.15   $    1.10   $    1.05
Number of accumulation units outstanding at end of period (000 omitted)           2,667       2,375       1,609         272

SUBACCOUNT WSCA3 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                $    0.67   $    0.83   $    0.90   $    1.00
Accumulation unit value at end of period                                      $    0.98   $    0.67   $    0.83   $    0.90
Number of accumulation units outstanding at end of period (000 omitted)             759         350         367         173

SUBACCOUNT WCAP3 (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES) (3/3/2000)
Accumulation unit value at beginning of period                                $    0.42   $    0.57   $    0.75   $    1.00
Accumulation unit value at end of period                                      $    0.54   $    0.42   $    0.57   $    0.75
Number of accumulation units outstanding at end of period (000 omitted)           4,189       3,934       5,772       5,686


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT SCDV2 (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES I SHARES) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.68   $    0.88   $    0.97   $    1.00
Accumulation unit value at end of period                                      $    0.91   $    0.68   $    0.88   $    0.97
Number of accumulation units outstanding at end of period (000 omitted)             185         221         804         850

SUBACCOUNT WVAL3 (INVESTING IN SHARES OF AIM V.I. PREMIER EQUITY FUND, SERIES I SHARES) (3/3/2000)
Accumulation unit value at beginning of period                                $    0.48   $    0.70   $    0.81   $    1.00
Accumulation unit value at end of period                                      $    0.59   $    0.48   $    0.70   $    0.81
Number of accumulation units outstanding at end of period (000 omitted)           6,543       7,632       9,749       6,187

SUBACCOUNT SPGR2 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP PREMIER GROWTH PORTFOLIO (CLASS B)) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.44   $    0.65   $    0.80   $    1.00
Accumulation unit value at end of period                                      $    0.54   $    0.44   $    0.65   $    0.80
Number of accumulation units outstanding at end of period (000 omitted)             957       1,162       2,397       1,899

SUBACCOUNT STEC2 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP TECHNOLOGY PORTFOLIO (CLASS B)) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.27   $    0.48   $    0.65   $    1.00
Accumulation unit value at end of period                                      $    0.39   $    0.27   $    0.48   $    0.65
Number of accumulation units outstanding at end of period (000 omitted)           1,304       1,976       2,165       2,882

SUBACCOUNT SUGH2 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO (CLASS B))
(5/1/2000)
Accumulation unit value at beginning of period                                $    1.14   $    1.07   $    1.01   $    1.00
Accumulation unit value at end of period                                      $    1.16   $    1.14   $    1.07   $    1.01
Number of accumulation units outstanding at end of period (000 omitted)             919       1,233         854         405

SUBACCOUNT SCAS2 (INVESTING IN SHARES OF BARON CAPITAL ASSET FUND - INSURANCE SHARES) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.89   $    1.06   $    0.95   $    1.00
Accumulation unit value at end of period                                      $    1.14   $    0.89   $    1.06   $    0.95
Number of accumulation units outstanding at end of period (000 omitted)             556          47         100          44

SUBACCOUNT SEGR2 (INVESTING IN SHARES OF CREDIT SUISSE TRUST - MID-CAP GROWTH PORTFOLIO) (5/1/2000)
(PREVIOUSLY CREDIT SUISSE TRUST - EMERGING GROWTH PORTFOLIO)
Accumulation unit value at beginning of period                                $    0.53   $    0.77   $    0.93   $    1.00
Accumulation unit value at end of period                                      $    0.76   $    0.53   $    0.77   $    0.93
Number of accumulation units outstanding at end of period (000 omitted)              38           9           9         103

SUBACCOUNT SGRI2 (INVESTING IN SHARES OF FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.73   $    0.89   $    0.99   $    1.00
Accumulation unit value at end of period                                      $    0.89   $    0.73   $    0.89   $    0.99
Number of accumulation units outstanding at end of period (000 omitted)             914         828         805         637

SUBACCOUNT SMDC2 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.96   $    1.09   $    1.14   $    1.00
Accumulation unit value at end of period                                      $    1.32   $    0.96   $    1.09   $    1.14
Number of accumulation units outstanding at end of period (000 omitted)           1,305       1,744       3,297       3,650

SUBACCOUNT SOVS2 (INVESTING IN SHARES OF FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.52   $    0.66   $    0.85   $    1.00
Accumulation unit value at end of period                                      $    0.73   $    0.52   $    0.66   $    0.85
Number of accumulation units outstanding at end of period (000 omitted)             186         165         476         506

SUBACCOUNT WRES3 (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                $    1.26   $    1.26   $    1.18   $    1.00
Accumulation unit value at end of period                                      $    1.69   $    1.26   $    1.26   $    1.18
Number of accumulation units outstanding at end of period (000 omitted)             771         926         232          92

SUBACCOUNT WMSS3 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                $    1.02   $    1.17   $    1.11   $    1.00
Accumulation unit value at end of period                                      $    1.26   $    1.02   $    1.17   $    1.11
Number of accumulation units outstanding at end of period (000 omitted)           1,946       1,063         324          39

SUBACCOUNT WINT3 (INVESTING IN SHARES OF FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2) (3/1/2002)
Accumulation unit value at beginning of period                                $    0.84   $    1.00          --          --
Accumulation unit value at end of period                                      $    1.09   $    0.84          --          --
Number of accumulation units outstanding at end of period (000 omitted)             256          76          --          --

SUBACCOUNT SCGR2 (INVESTING IN SHARES OF GOLDMAN SACHS VIT CAPITAL GROWTH FUND) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.57   $    0.77   $    0.91   $    1.00
Accumulation unit value at end of period                                      $    0.70   $    0.57   $    0.77   $    0.91
Number of accumulation units outstanding at end of period (000 omitted)             106          86          56          89


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WUSE3 (INVESTING IN SHARES OF GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND) (3/3/2000)
Accumulation unit value at beginning of period                                $    0.61   $    0.79   $    0.92   $    1.00
Accumulation unit value at end of period                                      $    0.78   $    0.61   $    0.79   $    0.92
Number of accumulation units outstanding at end of period (000 omitted)           1,380       1,247       1,017         587

SUBACCOUNT SIEQ2 (INVESTING IN SHARES OF GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.54   $    0.67   $    0.88   $    1.00
Accumulation unit value at end of period                                      $    0.72   $    0.54   $    0.67   $    0.88
Number of accumulation units outstanding at end of period (000 omitted)              49          50          68          77

SUBACCOUNT SGLT2 (INVESTING IN SHARES OF JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.24   $    0.42   $    0.68   $    1.00
Accumulation unit value at end of period                                      $    0.35   $    0.24   $    0.42   $    0.68
Number of accumulation units outstanding at end of period (000 omitted)             254         254         633         769

SUBACCOUNT SGRP2 (INVESTING IN SHARES OF JANUS ASPEN SERIES GROWTH PORTFOLIO: SERVICE SHARES) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.44   $    0.60   $    0.82   $    1.00
Accumulation unit value at end of period                                      $    0.56   $    0.44   $    0.60   $    0.82
Number of accumulation units outstanding at end of period (000 omitted)           1,650       2,346       3,152       4,333

SUBACCOUNT SINT2 (INVESTING IN SHARES OF JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.44   $    0.60   $    0.80   $    1.00
Accumulation unit value at end of period                                      $    0.58   $    0.44   $    0.60   $    0.80
Number of accumulation units outstanding at end of period (000 omitted)             799         541       1,195       1,077

SUBACCOUNT SAGP2 (INVESTING IN SHARES OF JANUS ASPEN SERIES MID CAP GROWTH PORTFOLIO: SERVICE SHARES) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.30   $    0.42   $    0.70   $    1.00
Accumulation unit value at end of period                                      $    0.39   $    0.30   $    0.42   $    0.70
Number of accumulation units outstanding at end of period (000 omitted)             411         456         951       1,050

SUBACCOUNT SUDE2 (INVESTING IN SHARES OF JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.58   $    0.78   $    0.89   $    1.00
Accumulation unit value at end of period                                      $    0.73   $    0.58   $    0.78   $    0.89
Number of accumulation units outstanding at end of period (000 omitted)             276         243         230         225

SUBACCOUNT SREQ2 (INVESTING IN SHARES OF LAZARD RETIREMENT EQUITY PORTFOLIO) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.75   $    0.91   $    1.00   $    1.00
Accumulation unit value at end of period                                      $    0.92   $    0.75   $    0.91   $    1.00
Number of accumulation units outstanding at end of period (000 omitted)              38          38          23          18

SUBACCOUNT SRIE2 (INVESTING IN SHARES OF LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.62   $    0.71   $    0.95   $    1.00
Accumulation unit value at end of period                                      $    0.79   $    0.62   $    0.71   $    0.95
Number of accumulation units outstanding at end of period (000 omitted)              --          --          --          11

SUBACCOUNT SNDS2 (INVESTING IN SHARES OF MFS(R) NEW DISCOVERY SERIES - INITIAL CLASS) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.60   $    0.89   $    0.95   $    1.00
Accumulation unit value at end of period                                      $    0.79   $    0.60   $    0.89   $    0.95
Number of accumulation units outstanding at end of period (000 omitted)             440         403       1,229       1,292

SUBACCOUNT SRSS2 (INVESTING IN SHARES OF MFS(R) RESEARCH SERIES - INITIAL CLASS) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.52   $    0.70   $    0.90   $    1.00
Accumulation unit value at end of period                                      $    0.64   $    0.52   $    0.70   $    0.90
Number of accumulation units outstanding at end of period (000 omitted)             360         915       1,090       1,014

SUBACCOUNT WUTS3 (INVESTING IN SHARES OF MFS(R) UTILITIES SERIES - INTIAL CLASS) (3/3/2000)
Accumulation unit value at beginning of period                                $    0.48   $    0.63   $    0.85   $    1.00
Accumulation unit value at end of period                                      $    0.64   $    0.48   $    0.63   $    0.85
Number of accumulation units outstanding at end of period (000 omitted)           2,767       2,321       2,824       1,785

SUBACCOUNT SMCC2 (INVESTING IN SHARES OF ROYCE MICRO-CAP PORTFOLIO) (5/1/2000)
Accumulation unit value at beginning of period                                $    1.24   $    1.44   $    1.13   $    1.00
Accumulation unit value at end of period                                      $    1.82   $    1.24   $    1.44   $    1.13
Number of accumulation units outstanding at end of period (000 omitted)             432         599         467         173

SUBACCOUNT SPRM2 (INVESTING IN SHARES OF ROYCE SMALL-CAP PORTFOLIO) (5/1/2000)
Accumulation unit value at beginning of period                                $    1.17   $    1.38   $    1.15   $    1.00
Accumulation unit value at end of period                                      $    1.62   $    1.17   $    1.38   $    1.15
Number of accumulation units outstanding at end of period (000 omitted)             228         227         115         284


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT SVLU2 (INVESTING IN SHARES OF THIRD AVENUE VALUE PORTFOLIO) (5/1/2000)
Accumulation unit value at beginning of period                                $    1.27   $    1.44   $    1.29   $    1.00
Accumulation unit value at end of period                                      $    1.78   $    1.27   $    1.44   $    1.29
Number of accumulation units outstanding at end of period (000 omitted)             433         865         548         486

SUBACCOUNT SISM2 (INVESTING IN SHARES OF WANGER INTERNATIONAL SMALL CAP) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.47   $    0.55   $    0.71   $    1.00
Accumulation unit value at end of period                                      $    0.68   $    0.47   $    0.55   $    0.71
Number of accumulation units outstanding at end of period (000 omitted)             371         397         402         434

SUBACCOUNT SUSC2 (INVESTING IN SHARES OF WANGER U.S. SMALLER COMPANIES) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.93   $    1.14   $    1.04   $    1.00
Accumulation unit value at end of period                                      $    1.32   $    0.93   $    1.14   $    1.04
Number of accumulation units outstanding at end of period (000 omitted)             107          67          77          31

SUBACCOUNT WEQI3 (INVESTING IN SHARES OF WELLS FARGO VT EQUITY INCOME FUND) (3/3/2000)
Accumulation unit value at beginning of period                                $    0.83   $    1.05   $    1.13   $    1.00
Accumulation unit value at end of period                                      $    1.04   $    0.83   $    1.05   $    1.13
Number of accumulation units outstanding at end of period (000 omitted)           3,317       3,205       1,972         437


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.60% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT SBCA1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.58   $    0.77   $    0.93   $    1.00
Accumulation unit value at end of period                                      $    0.73   $    0.58   $    0.77   $    0.93
Number of accumulation units outstanding at end of period (000 omitted)           1,096         974       1,229         738

SUBACCOUNT SCAR1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.52   $    0.68   $    0.85   $    1.00
Accumulation unit value at end of period                                      $    0.67   $    0.52   $    0.68   $    0.85
Number of accumulation units outstanding at end of period (000 omitted)             184         144         795         785

SUBACCOUNT SCMG1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND*) (2/11/2000)
Accumulation unit value at beginning of period                                $    1.04   $    1.05   $    1.03   $    1.00
Accumulation unit value at end of period                                      $    1.03   $    1.04   $    1.05   $    1.03
Number of accumulation units outstanding at end of period (000 omitted)           9,032      12,876      11,399      11,511
*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AS OF DEC. 31, 2003 WERE (1.18%)
AND (1.18%), RESPECTIVELY

SUBACCOUNT SBND1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND) (2/11/2000)
Accumulation unit value at beginning of period                                $    1.14   $    1.09   $    1.03   $    1.00
Accumulation unit value at end of period                                      $    1.17   $    1.14   $    1.09   $    1.03
Number of accumulation units outstanding at end of period (000 omitted)             849         894       1,363         688

SUBACCOUNT SDEI1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.86   $    1.08   $    1.07   $    1.00
Accumulation unit value at end of period                                      $    1.19   $    0.86   $    1.08   $    1.07
Number of accumulation units outstanding at end of period (000 omitted)             518         179         367          52

SUBACCOUNT SGRO1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GROWTH FUND) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.38   $    0.52   $    0.77   $    1.00
Accumulation unit value at end of period                                      $    0.46   $    0.38   $    0.52   $    0.77
Number of accumulation units outstanding at end of period (000 omitted)             539         476         546         554

SUBACCOUNT SEXI1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.83   $    0.91   $    0.88   $    1.00
Accumulation unit value at end of period                                      $    1.03   $    0.83   $    0.91   $    0.88
Number of accumulation units outstanding at end of period (000 omitted)           3,747       3,634       2,458         390

SUBACCOUNT SMGD1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - MANAGED FUND) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.74   $    0.86   $    0.98   $    1.00
Accumulation unit value at end of period                                      $    0.88   $    0.74   $    0.86   $    0.98
Number of accumulation units outstanding at end of period (000 omitted)           1,263         915         851         613

SUBACCOUNT SNDM1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.57   $    0.74   $    0.90   $    1.00
Accumulation unit value at end of period                                      $    0.70   $    0.57   $    0.74   $    0.90
Number of accumulation units outstanding at end of period (000 omitted)           1,779       2,097       2,896       2,468

SUBACCOUNT SFDI1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (2/11/2000)
Accumulation unit value at beginning of period                                $    1.16   $    1.11   $    1.06   $    1.00
Accumulation unit value at end of period                                      $    1.16   $    1.16   $    1.11   $    1.06
Number of accumulation units outstanding at end of period (000 omitted)             812         397         424          24

SUBACCOUNT SSCA1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.75   $    0.92   $    1.00   $    1.00
Accumulation unit value at end of period                                      $    1.09   $    0.75   $    0.92   $    1.00
Number of accumulation units outstanding at end of period (000 omitted)             743         259         474         147

SUBACCOUNT SCAP1 (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.47   $    0.63   $    0.83   $    1.00
Accumulation unit value at end of period                                      $    0.60   $    0.47   $    0.63   $    0.83
Number of accumulation units outstanding at end of period (000 omitted)           5,063       5,490      10,247       8,641

SUBACCOUNT SCDV1 (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES I SHARES) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.68   $    0.88   $    0.97   $    1.00
Accumulation unit value at end of period                                      $    0.90   $    0.68   $    0.88   $    0.97
Number of accumulation units outstanding at end of period (000 omitted)           1,743       1,419       3,126       3,627


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.60% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT SVAL1 (INVESTING IN SHARES OF AIM V.I. PREMIER EQUITY FUND, SERIES I SHARES) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.49   $    0.71   $    0.83   $    1.00
Accumulation unit value at end of period                                      $    0.60   $    0.49   $    0.71   $    0.83
Number of accumulation units outstanding at end of period (000 omitted)           5,337       5,773       8,588      10,738

SUBACCOUNT SPGR1 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP PREMIER GROWTH
PORTFOLIO (CLASS B)) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.48   $    0.70   $    0.86   $    1.00
Accumulation unit value at end of period                                      $    0.58   $    0.48   $    0.70   $    0.86
Number of accumulation units outstanding at end of period (000 omitted)           4,901       4,631       7,466       9,298

SUBACCOUNT STEC1 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP TECHNOLOGY PORTFOLIO (CLASS B)) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.29   $    0.51   $    0.70   $    1.00
Accumulation unit value at end of period                                      $    0.41   $    0.29   $    0.51   $    0.70
Number of accumulation units outstanding at end of period (000 omitted)           3,866       3,655       6,380       9,543

SUBACCOUNT SUGH1 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO (CLASS B))
(2/11/2000)
Accumulation unit value at beginning of period                                $    1.23   $    1.16   $    1.09   $    1.00
Accumulation unit value at end of period                                      $    1.25   $    1.23   $    1.16   $    1.09
Number of accumulation units outstanding at end of period (000 omitted)             966       1,192       1,123         319

SUBACCOUNT SCAS1 (INVESTING IN SHARES OF BARON CAPITAL ASSET FUND - INSURANCE SHARES) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.89   $    1.06   $    0.96   $    1.00
Accumulation unit value at end of period                                      $    1.15   $    0.89   $    1.06   $    0.96
Number of accumulation units outstanding at end of period (000 omitted)           1,193         624       1,044         668

SUBACCOUNT SEGR1 (INVESTING IN SHARES OF CREDIT SUISSE TRUST - MID-CAP GROWTH PORTFOLIO) (2/11/2000)
(PREVIOUSLY CREDIT SUISSE TRUST - EMERGING GROWTH PORTFOLIO)
Accumulation unit value at beginning of period                                $    0.48   $    0.69   $    0.83   $    1.00
Accumulation unit value at end of period                                      $    0.67   $    0.48   $    0.69   $    0.83
Number of accumulation units outstanding at end of period (000 omitted)             530         329         852       1,637

SUBACCOUNT SGRI1 (INVESTING IN SHARES OF FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.74   $    0.91   $    1.01   $    1.00
Accumulation unit value at end of period                                      $    0.91   $    0.74   $    0.91   $    1.01
Number of accumulation units outstanding at end of period (000 omitted)           3,720       3,068       2,950       2,250

SUBACCOUNT SMDC1 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.96   $    1.09   $    1.14   $    1.00
Accumulation unit value at end of period                                      $    1.31   $    0.96   $    1.09   $    1.14
Number of accumulation units outstanding at end of period (000 omitted)           5,037       5,481       7,878      10,072

SUBACCOUNT SOVS1 (INVESTING IN SHARES OF FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.48   $    0.62   $    0.80   $    1.00
Accumulation unit value at end of period                                      $    0.68   $    0.48   $    0.62   $    0.80
Number of accumulation units outstanding at end of period (000 omitted)           1,060       3,767         933       1,064

SUBACCOUNT SRES1 (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2) (2/11/2000)
Accumulation unit value at beginning of period                                $    1.41   $    1.40   $    1.32   $    1.00
Accumulation unit value at end of period                                      $    1.88   $    1.41   $    1.40   $    1.32
Number of accumulation units outstanding at end of period (000 omitted)             925         967         685         269

SUBACCOUNT SMSS1 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (2/11/2000)
Accumulation unit value at beginning of period                                $    1.09   $    1.25   $    1.19   $    1.00
Accumulation unit value at end of period                                      $    1.34   $    1.09   $    1.25   $    1.19
Number of accumulation units outstanding at end of period (000 omitted)           1,354         690         473          79

SUBACCOUNT WINT8 (INVESTING IN SHARES OF FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2) (3/1/2002)
Accumulation unit value at beginning of period                                $    0.84   $    1.00          --          --
Accumulation unit value at end of period                                      $    1.09   $    0.84          --          --
Number of accumulation units outstanding at end of period (000 omitted)             387         330          --          --

SUBACCOUNT SCGR1 (INVESTING IN SHARES OF GOLDMAN SACHS VIT CAPITAL GROWTH FUND) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.59   $    0.80   $    0.95   $    1.00
Accumulation unit value at end of period                                      $    0.72   $    0.59   $    0.80   $    0.95
Number of accumulation units outstanding at end of period (000 omitted)           1,066       1,135       1,090       1,157

SUBACCOUNT SUSE1 (INVESTING IN SHARES OF GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.62   $    0.81   $    0.94   $    1.00
Accumulation unit value at end of period                                      $    0.79   $    0.62   $    0.81   $    0.94
Number of accumulation units outstanding at end of period (000 omitted)             741         666       1,747       1,910


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.60% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT SIEQ1 (INVESTING IN SHARES OF GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.52   $    0.65   $    0.85   $    1.00
Accumulation unit value at end of period                                      $    0.69   $    0.52   $    0.65   $    0.85
Number of accumulation units outstanding at end of period (000 omitted)             735         634         630         621

SUBACCOUNT SGLT1 (INVESTING IN SHARES OF JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES) (5/1/2000)
Accumulation unit value at beginning of period                                $    0.24   $    0.42   $    0.68   $    1.00
Accumulation unit value at end of period                                      $    0.35   $    0.24   $    0.42   $    0.68
Number of accumulation units outstanding at end of period (000 omitted)           2,256       1,352       2,516       3,873

SUBACCOUNT SGRP1 (INVESTING IN SHARES OF JANUS ASPEN SERIES GROWTH PORTFOLIO: SERVICE SHARES) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.43   $    0.60   $    0.81   $    1.00
Accumulation unit value at end of period                                      $    0.56   $    0.43   $    0.60   $    0.81
Number of accumulation units outstanding at end of period (000 omitted)           5,078       5,747       8,149      12,345

SUBACCOUNT SINT1 (INVESTING IN SHARES OF JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.40   $    0.55   $    0.73   $    1.00
Accumulation unit value at end of period                                      $    0.53   $    0.40   $    0.55   $    0.73
Number of accumulation units outstanding at end of period (000 omitted)           4,438       4,904       7,177       7,309

SUBACCOUNT SAGP1 (INVESTING IN SHARES OF JANUS ASPEN SERIES MID CAP GROWTH PORTFOLIO: SERVICE SHARES) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.25   $    0.35   $    0.58   $    1.00
Accumulation unit value at end of period                                      $    0.33   $    0.25   $    0.35   $    0.58
Number of accumulation units outstanding at end of period (000 omitted)           3,748       3,767       5,754       8,739

SUBACCOUNT SUDE1 (INVESTING IN SHARES OF JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.60   $    0.81   $    0.93   $    1.00
Accumulation unit value at end of period                                      $    0.76   $    0.60   $    0.81   $    0.93
Number of accumulation units outstanding at end of period (000 omitted)           1,065         952       1,041         696

SUBACCOUNT SREQ1 (INVESTING IN SHARES OF LAZARD RETIREMENT EQUITY PORTFOLIO) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.81   $    0.98   $    1.08   $    1.00
Accumulation unit value at end of period                                      $    0.99   $    0.81   $    0.98   $    1.08
Number of accumulation units outstanding at end of period (000 omitted)             193         147          63          70

SUBACCOUNT SRIE1 (INVESTING IN SHARES OF LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.62   $    0.71   $    0.95   $    1.00
Accumulation unit value at end of period                                      $    0.79   $    0.62   $    0.71   $    0.95
Number of accumulation units outstanding at end of period (000 omitted)             427         281         201         101

SUBACCOUNT SNDS1 (INVESTING IN SHARES OF MFS(R) NEW DISCOVERY SERIES - INITIAL CLASS) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.55   $    0.82   $    0.88   $    1.00
Accumulation unit value at end of period                                      $    0.73   $    0.55   $    0.82   $    0.88
Number of accumulation units outstanding at end of period (000 omitted)           5,133       4,295       9,128       5,110

SUBACCOUNT SRSS1 (INVESTING IN SHARES OF MFS(R) RESEARCH SERIES - INITIAL CLASS) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.55   $    0.73   $    0.95   $    1.00
Accumulation unit value at end of period                                      $    0.67   $    0.55   $    0.73   $    0.95
Number of accumulation units outstanding at end of period (000 omitted)           2,362       2,675       3,850       2,978

SUBACCOUNT SUTS1 (INVESTING IN SHARES OF MFS(R) UTILITIES SERIES - INITIAL CLASS) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.56   $    0.73   $    0.98   $    1.00
Accumulation unit value at end of period                                      $    0.75   $    0.56   $    0.73   $    0.98
Number of accumulation units outstanding at end of period (000 omitted)           1,521       2,042       2,469       3,551

SUBACCOUNT SMCC1 (INVESTING IN SHARES OF ROYCE MICRO-CAP PORTFOLIO) (2/11/2000)
Accumulation unit value at beginning of period                                $    1.29   $    1.51   $    1.18   $    1.00
Accumulation unit value at end of period                                      $    1.90   $    1.29   $    1.51   $    1.18
Number of accumulation units outstanding at end of period (000 omitted)             833       1,130       1,596         491

SUBACCOUNT SPRM1 (INVESTING IN SHARES OF ROYCE SMALL-CAP PORTFOLIO) (2/11/2000)
Accumulation unit value at beginning of period                                $    1.34   $    1.58   $    1.33   $    1.00
Accumulation unit value at end of period                                      $    1.86   $    1.34   $    1.58   $    1.33
Number of accumulation units outstanding at end of period (000 omitted)             678         993         705         640

SUBACCOUNT SVLU1 (INVESTING IN SHARES OF THIRD AVENUE VALUE PORTFOLIO) (2/11/2000)
Accumulation unit value at beginning of period                                $    1.37   $    1.56   $    1.39   $    1.00
Accumulation unit value at end of period                                      $    1.92   $    1.37   $    1.56   $    1.39
Number of accumulation units outstanding at end of period (000 omitted)           1,160       1,457       1,689         785


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.60% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT SISM1 (INVESTING IN SHARES OF WANGER INTERNATIONAL SMALL CAP) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.35   $    0.42   $    0.54   $    1.00
Accumulation unit value at end of period                                      $    0.52   $    0.35   $    0.42   $    0.54
Number of accumulation units outstanding at end of period (000 omitted)             861         813       1,918       1,867

SUBACCOUNT SUSC1 (INVESTING IN SHARES OF WANGER U.S. SMALLER COMPANIES) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.72   $    0.88   $    0.80   $    1.00
Accumulation unit value at end of period                                      $    1.01   $    0.72   $    0.88   $    0.80
Number of accumulation units outstanding at end of period (000 omitted)             833         774       1,045         527

SUBACCOUNT SEQI1 (INVESTING IN SHARES OF WELLS FARGO VT EQUITY INCOME FUND) (2/11/2000)
Accumulation unit value at beginning of period                                $    0.84   $    1.05   $    1.13   $    1.00
Accumulation unit value at end of period                                      $    1.04   $    0.84   $    1.05   $    1.13
Number of accumulation units outstanding at end of period (000 omitted)             495         368         132          47


FINANCIAL STATEMENTS

You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS


You may allocate payments to any or all of the subaccounts of the variable account that invest in shares of the following funds.

VARIABLE ACCOUNT: The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include financial and distribution considerations that benefit us and/or our affiliates and the selling firms who distribute this contract.

Purchase payments and contract values invested in the AXP(R) Variable Portfolio Funds generally are more profitable for us and our affiliates. We or one of our affiliates may receive compensation from the funds including but not limited to 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds").

A broker dealer affiliate of ours may distribute publicly-traded retail mutual funds that are managed by the same investment manager or adviser as one or more of the underlying funds. Similarly, the same unaffiliated investment manager or adviser may subadvise both publicly-traded retail mutual funds sponsored by one of our affiliates as well as certain portfolios of the AXP(R) Variable Portfolio Funds, which may or may not be available under the contract.

Some of these arrangements or relationships may also influence recommendations your sales representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.

All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                                  INVESTMENT ADVISER
------------------------------- ------------------------------------------------------------------- ---------------------------
AXP(R) Variable Portfolio -     Long-term total return exceeding that of the U.S. stock market.     American Express
Blue Chip Advantage Fund        Under normal market conditions, the Fund invests at least 80% of    Financial Corporation (AEFC)
                                its net assets in blue chip stocks. Blue chip
                                stocks are issued by companies with a
                                market capitalization of at least $1 billion, an
                                established management, a history of consistent
                                earnings and a leading position within their
                                respective industries.

AXP(R) Variable Portfolio -     Capital appreciation. Invests primarily in U.S. common stocks of    AEFC
Capital Resource Fund           companies with market capitalization of at least $5 billion.

AXP(R) Variable Portfolio -     Maximum current income consistent with liquidity and stability      AEFC
Cash Management Fund            of   principal. Invests primarily in money market instruments,
                                such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit, bankers'
                                acceptances, letters of credit, and commercial paper, including asset-backed commercial paper.

AXP(R) Variable Portfolio -     High level of current income while attempting to conserve the       AEFC
Diversified Bond Fund           value of the investment and continuing a high level of income for the longest period of time. Under normal market conditions, the
                                Fund invests at least 80% of its net assets in bonds and other debt obligations.

AXP(R) Variable Portfolio -     High level of current income and, as a secondary goal, steady       AEFC
Diversified Equity              growth of capital. Under normal market conditions, the Fund
Income Fund                     invests at least 80% of its net assets in dividend-paying
                                common and preferred stocks.

AXP(R) Variable Portfolio -     Long-term capital growth. Invests primarily in common stocks that   AEFC
Growth Fund                     appear to offer growth opportunities.

AXP(R) Variable Portfolio -     High current income, with capital growth as a secondary             AEFC
High Yield Bond Fund            objective. Under normal market conditions, the Fund invests at least 80% of its net assets in high-yielding, high-risk corporate bonds (junk bonds) issued by U.S. and foreign companies and governments.

AXP(R) Variable Portfolio -     Maximum total investment return through a combination of capital    AEFC
Managed Fund                    growth and current income. Invests primarily in a combination of common and preferred stocks, bonds and other debt securities.

AXP(R) Variable Portfolio -     Long-term growth of capital. Invests primarily in common stocks     AEFC
NEW DIMENSIONS FUND(R)          showing potential for significant growth.

AXP(R) Variable Portfolio -     A high level of current income and safety of principal consistent   AEFC
Short Duration U.S.             with an investment in U.S. government and government agency
Government Fund                 securities. Under normal market conditions, at least 80% of the
                                Fund's net assets are invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                                  INVESTMENT ADVISER
------------------------------- ------------------------------------------------------------------- ---------------------------
AXP(R) Variable Portfolio -     Long-term capital growth. Under normal market conditions, at        AEFC, adviser; Kenwood
Small Cap Advantage Fund        least 80% of the Fund's net assets are invested in equity           Capital Management LLC,
                                securities of companies that are often included                     subadviser
                                in the Russell  2000(R) Index and/or
                                have market capitalization of up to $2 billion
                                at the time the Fund first invests in them.

AIM V.I. Capital Appreciation   Growth of capital. Invests principally in common stocks of          A I M Advisors, Inc.
Fund, Series I Shares           companies likely to benefit from new or innovative products, services or processes as well as those with above-average
                                growth and excellent prospects for future growth. The Fund may invest up to 25% of its assets in foreign securities.

AIM V.I. Capital Development    Long-term growth of capital. Invests primarily in securities        A I M Advisors, Inc.
Fund, Series I Shares           (including common stocks, convertible securities and bonds) of small- and medium-sized companies. The Fund may invest up to 25%
                                of its assets in foreign securities.

AIM V.I. Premier Equity Fund,   Long-term growth of capital with income as a secondary objective.   A I M Advisors, Inc.
Series I Shares                 Invests normally at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities including convertible securities. The fund also may invest in preferred stocks and debt instruments that have prospects for growth of capital. The Fund may invest up to 25% of its assets in foreign securities.

AllianceBernstein VP            Long-term growth of capital by pursuing aggressive investment       Alliance Capital
Premier Growth Portfolio        policies. Invests primarily in equity securities of a limited       Management L.P.
(Class B)                       number of large, carefully selected, high-quality  U.S. companies that are judged likely to achieve superior earnings growth.

AllianceBernstein VP            Growth of capital. Current income is only an incidental             Alliance Capital
Technology Portfolio            consideration. Invests primarily in securities of  companies        Management L.P.
(Class B)                       expected to benefit from technological advances and improvements.

AllianceBernstein VP U.S.       High level of current income consistent with preservation of        Alliance Capital
Government/ High Grade          capital. Invests primarily in (1) U.S. government securities and    Management L.P.
Securities Portfolio (Class B)  (2) other high-grade debt securities or, if unrated, of equivalent quality.

Baron Capital Asset Fund -      Capital appreciation. Invests primarily in securities of            BAMCO, Inc.
Insurance Shares                small- and medium-sized companies with undervalued assets or favorable growth prospects.

Credit Suisse Trust -           Maximum capital appreciation. Invests in U.S. equity securities     Credit Suisse Asset
Mid-Cap Growth Portfolio        of "mid-cap" growth companies with growth characteristics such as   Management, LLC
(previously Credit Suisse       positive earnings and potential for accelerated growth.
Trust - Emerging  Growth
Portfolio)


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                                  INVESTMENT ADVISER
------------------------------- ------------------------------------------------------------------- ---------------------------
Fidelity(R) VIP Growth &        Seeks high total return through a combination of current income     Fidelity Management &
Income Portfolio                and capital appreciation. Normally invests a majority of            Research Company (FMR),
Service Class                   assets in common stocks with a focus on those that pay current      investment manager; FMR
                                dividends and show potential for capital appreciation. May          U.K., FMR Far East,
                                invest in bonds, including lower-quality debt securities, as        sub-investment advisers.
                                well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.
                                Invests in domestic and foreign issuers. The Fund invests
                                in either growth stocks or value stocks or both.

Fidelity(R) VIP Mid Cap         Seeks long-term growth of capital. Normally invests primarily in    FMR, investment manager;
Portfolio Service Class         common stocks. Normally invests at least 80% of assets in           FMR U.K., FMR Far East,
                                securities of companies with medium market capitalizations. May     sub-investment advisers.
                                invest in companies with smaller or larger market
                                capitalizations. Invests in domestic and foreign issuers.  The
                                Fund invests in growth or value common stocks.

Fidelity(R) VIP Overseas        Seeks long-term growth of capital. Normally invests primarily in    FMR, investment manager;
Portfolio Service Class         common stocks of foreign securities. Normally invests at least      FMR U.K., FMR Far East,
                                80% of assets in non-U.S. securities.                               Fidelity International
                                                                                                    Investment Advisors
                                                                                                    (FIIA) and FIIA U.K.,
                                                                                                    sub-investment advisers.

FTVIPT Franklin Real Estate     Seeks capital appreciation, with current income as a secondary      Franklin Advisers, Inc.
Fund - Class 2                  goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate sector.
                                The Fund invests primarily in real estate investment trusts, with generally medium to small market capitalizations, and in companies that derive at least half of their assets or revenues from the ownership, construction, management, or sale of
                                residential, commercial or industrial real estate.

FTVIPT Mutual Shares            Seeks capital appreciation, with income as a secondary goal. The    Franklin Mutual Advisers,
Securities Fund - Class 2       Fund normally invests mainly in U.S. equity securities that the     LLC
                                Fund's manager believes are available at market prices less than their value based on certain recognized or objective criteria, including undervalued stocks, merger/risk arbitrage securities and distressed companies.

FTVIPT Templeton Foreign        Seeks long-term capital growth. The Fund normally invests at        Templeton Investment
Securities Fund - Class 2       least 80% of its net assets in investments of issuers located       Counsel, LLC
                                outside the U.S., including those in emerging markets.

Goldman Sachs VIT Capital       The Goldman Sachs VIT Capital Growth Fund seeks long-term growth    Goldman Sachs Asset
Growth Fund                     of capital. The Fund invests, under normal circumstances, at        Management, L.P.
                                least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase in a diversified portfolio of equity
                                investments that are considered by the investment adviser to have long-term capital appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its Total Assets in foreign securities, including securities in emerging countries and securities
                                quoted in foreign currencies.


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                                  INVESTMENT ADVISER
------------------------------- ------------------------------------------------------------------- ---------------------------
Goldman Sachs VIT CORE(SM)      Seeks long-term growth of capital and dividend income.  The Fund    Goldman Sachs Asset
U.S. Equity Fund                invests, under normal circumstances, at least 90% of its total      Management, L.P.
                                assets (not including securities lending collateral and any
CORE(SM) is a service mark      investment of that collateral) measured at time of purchase in a
of Goldman, Sachs & Co.         broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the
                                Fund's expected return, while maintaining risk, style,
                                capitalization and industry characteristics similar to the
                                S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields.

Goldman Sachs VIT               Seeks long-term capital appreciation. The Fund invests, under       Goldman Sachs Asset
International Equity Fund       normal circumstances, substantially all, and at least 80% of its    Management International
                                net assets plus any borrowings for investment purposes
                                (measured at time of purchase) in a diversified portfolio of equity investments in companies that are organized outside the
                                United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment. The Fund may allocate its assets among countries as determined by the investment Adviser from time-to-time, provided the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of western Europe and in
                                Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in
                                emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and
                                Eastern Europe nations.

Janus Aspen Series Global       Long-term growth of capital. Non-diversified mutual fund that       Janus Capital
Technology Portfolio:           invests, under normal circumstances, at least 80% of its net
Service Shares                  assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

Janus Aspen Series Growth       Long-term growth of capital in a manner consistent with the         Janus Capital
Portfolio: Service Shares       preservation of capital. Invests primarily in common stocks selected for their growth potential.


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                                  INVESTMENT ADVISER
------------------------------- ------------------------------------------------------------------- ---------------------------
Janus Aspen Series              Long-term growth of capital. Invests, under normal circumstances,   Janus Capital
International Growth            at least 80% of its net assets in securities of issuers from
Portfolio: Service Shares       at least five different countries, excluding the United States.
                                Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and under unusual circumstances, it may invest all of its assets in fewer than five countries or even a single country.

Janus Aspen Series              Seeks long-term growth of capital. Invests, under normal            Janus Capital
Mid Cap Growth Portfolio:       circumstances, at least 80% of its net assets in equity
Service Shares                  securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, in the 12-month average of the capitalization ranges of the Russell Midcap Growth Index.

JPMorgan U.S. Large Cap Core    Seeks to provide a high total return from a portfolio of selected   J.P. Morgan Investment
Equity Portfolio                equity securities. The portfolio invests primarily in large and     Management Inc.
                                medium capitalization U.S. companies. The portfolio is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500(R) Index.

Lazard Retirement Equity        Long-term capital appreciation. Invests primarily in equity         Lazard Asset Management,
Portfolio                       securities, principally common stocks, of relatively large  U.S.    LLC
                                companies with market capitalizations in the range of the
                                S&P 500(R) Index that the Investment Manager believes are
                                undervalued based on their earnings, cash flow or asset values.

Lazard Retirement               Long-term capital appreciation. Invests primarily in equity         Lazard Asset Management,
International Equity            securities, principally common stocks, of relatively large          LLC
Portfolio                       non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe,
                                Australia and Far East (EAFE(R)) Index that the Investment
                                Manager believes are undervalued based on their earnings,
                                cash flow or asset values.

MFS(R) New Discovery Series -   Capital appreciation. Invests in at least 65% of its net assets     MFS Investment Management(R)
Initial Class                   in equity securities of emerging growth companies.

MFS(R) Research Series -        Long-term growth of capital and future income. Invests primarily    MFS Investment Management(R)
Initial Class                   in common stocks and related securities that have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management.

MFS(R) Utilities Series -       Capital growth and current income. Invests primarily in equity      MFS Investment Management(R)
Initial Class                   and debt securities of domestic and foreign companies in the utilities industry.


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                                  INVESTMENT ADVISER
------------------------------- ------------------------------------------------------------------- ---------------------------
Royce Micro-Cap Portfolio       Long-term growth of capital. Invests primarily in a broadly         Royce & Associates, LLC
                                diversified portfolio of equity securities issued by micro-cap companies (companies with stock market capitalizations below
                                $400 million).

Royce Small-Cap Portfolio       Long-term growth of capital with current income as a secondary      Royce & Associates, LLC
                                objective. Invests primarily in a limited number of equity securities issued by small companies with stock market
                                capitalization below $2 billion.

Third Avenue Value Portfolio    Long-term capital appreciation. Invests primarily in common         Third Avenue Management LLC
                                stocks of well financed, well managed companies at a substantial discount to what the Adviser believes is their true value.

Wanger International Small      Long-term growth of capital. Invests primarily in stocks of         Columbia Wanger Asset
Cap                             non-U.S. companies with capitalizations of less than  $2 billion    Management, L.P.
                                at time of purchase.

Wanger U.S.                     Long-term growth of capital. Invests primarily in stocks of         Columbia Wanger Asset
Smaller Companies               small- and medium-size U.S. companies with capitalizations  of      Management, L.P.
                                less than $5 billion at time of purchase.

Wells Fargo VT Equity           Long-term capital appreciation and above-average dividend income.   Wells Fargo Funds
Income Fund                     Invests in the common stocks of large U.S. companies with strong    Management, LLC, adviser;
                                return potential and above-average dividend income. Investments     Wells Capital Management
                                are principally in securities of companies with a market            Incorporated, subadviser.
                                capitalization of $3 billion or more.


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

THE GUARANTEE PERIOD ACCOUNTS (GPAs)


The GPAs are not available for contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states. Any reference in this prospectus to the GPAs, and any contract features or benefits associated with the GPAs are deleted for contracts issued in Maryland, Oregon, Pennsylvania and Washington or any other state that does not allow investment in the GPAs.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on contract value currently in a GPA.


The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelp's) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.


The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:



                  IF YOUR GPA RATE IS:                              THE MVA IS:
                Less than the new GPA rate + 0.10%                    Negative
                Equal to the new GPA rate + 0.10%                     Zero
                Greater than the new GPA rate + 0.10%                 Positive


GENERAL EXAMPLES


Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:



   EARLY WITHDRAWAL AMOUNT X [(       1 + i      ) (TO THE POWER OF n/12) - 1] = MVA
                               ------------------
                                  1 + j + .001



   Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.
         j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
         n = number of months remaining in the current Guarantee Period
             (rounded up).

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(        1.030        ) (TO THE POWER OF 84/12) - 1] = -$39.84
              ---------------------
                 1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(        1.030        ) (TO THE POWER OF 84/12) - 1] = $27.61
              ---------------------
                 1 + .025 + .001

In this example, the MVA is a positive $27.61.


Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6%. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.


We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


THE ONE-YEAR FIXED ACCOUNT


You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment and transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses.The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. However, the MVA interests under the contracts are registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account (but the SEC does review the disclosures in this prospectus on the MVA interests). Disclosures regarding the one-year fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the one-year fixed account.)


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT


Your sales representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 90 or younger. (The age limit may be younger for qualified annuities in some states.)


When you apply, you may select:

- the one-year fixed account, GPAs and/or subaccounts in which you want to invest(1);

-  how you want to make purchase payments;

- one of three death benefit options if you and the annuitant are 79 or younger(2):

   -- Return of Purchase Payments (ROP) death benefit,

   -- Maximum Anniversary Value (MAV) death benefit, or

   -- Enhanced Death Benefit (EDB) rider(3);

-  the optional Guaranteed Minimum Income Benefit Rider(4);

-  the optional 8% Performance Credit Rider(4);

-  the optional Benefit Protector Death Benefit Rider(5);

-  the optional Benefit Protector Plus Death Benefit Rider(5); and

-  a beneficiary.


(1) Some states restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.


(2) If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply.

(3)  May not be available in all states.

(4) You may select either the GMIB or the PCR, but not both. Riders may not be available in all states. The GMIB is only available to annuitants 75 or younger at contract issue. If you select the GMIB you must select either the MAV death benefit or the EDB death benefit rider.

(5) You may select one of the following: the EDB death benefit, the Benefit Protector or the Benefit Protector Plus. These benefits may not be available in all states. The Benefit Protector and the Benefit Protector Plus are only available if both you and the annuitant are 75 or younger at contract issue. The EDB death benefit is only available if both you and the annuitant are 79 or younger at contract issue.


The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs, and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

If your application is complete, we will process it and apply your purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a SIP. You must make an initial purchase payment of $25,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.


In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

THE RETIREMENT DATE


Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, the retirement date must be:

-  no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.


FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions by some other IRS approved method, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later.


BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS


MINIMUM INITIAL PURCHASE PAYMENT


   $25,000


MINIMUM ADDITIONAL PURCHASE PAYMENTS


   $50 for SIPs.

   $100 for any other type of payment.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

   $1,000,000 for issue ages up to 85.

   $100,000 for issue ages 86 to 90.


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's limits on annual contributions also apply.


HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER


Send your check along with your name and contract number to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your sales representative to complete the necessary SIP paperwork.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENT CREDITS

You will generally receive a purchase payment credit with every payment you make to your contract. We apply this credit immediately. We allocate the credit to the fixed accounts and subaccounts in the same proportions as your purchase payment. We apply the credit as a percentage of your current payment based on the following schedule:

                    IF TOTAL NET PAYMENTS* MADE DURING                THEN THE PURCHASE PAYMENT
                     THE LIFE OF THE CONTRACT EQUALS...              CREDIT PERCENTAGE EQUALS...
                          $25,000 to less than $100,000                          3%
                          $100,000 to less than $1 million                       4
                          $1 million and over                                    5

* Net payments equal total payments less total withdrawals.

If you make any additional payments that cause the contract to become eligible for a higher percentage credit, we will add credits to your prior payments (less total withdrawals). We allocate credits according to the purchase payment allocation on the date we add the credits to the contract.

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of these higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. For contracts less than $100,000, this may also occur if you make a full withdrawal in the fifth to ninth contract years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is available because of lower costs associated with larger sized contracts and through revenue from a higher and longer withdrawal charge schedule, a higher contract administrative charge and a higher mortality and expense risk fee. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net payments. Increases in credit amounts are funded by reduced expenses expected from such groups.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary, or earlier if the contract is withdrawn. Some states limit the amount of any contract charge allocated to the fixed account. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the death benefit that applies to your contract.

   The ROP death benefit:                  1.35%

   The MAV or EDB death benefit:           1.45

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE


We charge a fee (currently 0.35%) based on the adjusted contract value for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee, adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin.

We calculate the fee as follows: 0.35% X (CV + ST - FAV)

        CV = contract value on the contract anniversary.
        ST = transfers from the subaccounts to the GPAs or the one-year fixed account made six months before the contract anniversary.
       FAV = the value of your GPAs and the one-year fixed account.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts, and not on the GPAs or the one-year fixed account.

EXAMPLE

- You purchase the contract with a payment of $50,000 on Jan. 1, 2003 and we add a $1,500 purchase payment credit to your contract. You allocate all of your payment and purchase payment credit to the subaccounts.

- On Sept. 1, 2003 your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

- On Jan. 1, 2004 (the first contract anniversary) the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.

-  The GMIB fee percentage is 0.35%.

We calculate the charge for the GMIB as follows:

   Contract value on the contract anniversary:                                   $73,250.00
   plus transfers from the subaccounts to the one-year fixed
   account in the six months before the contract anniversary:                    +15,000.00
   minus the value of the one-year fixed account on the contract anniversary:    -15,250.00
                                                                                 ----------
                                                                                 $73,000.00
The GMIB fee charged to you: 0.35% X $73,000 =                                   $   255.50

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

8% PERFORMANCE CREDIT RIDER (PCR) FEE


We charge a fee of 0.25% of your contract value for this optional feature only if you select it. If selected, we deduct the PCR fee from your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion as your interest in each account bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee, adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than ten years before the date of withdrawal. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts -- Market Value Adjustments (MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 6%. At the beginning of the tenth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

     (a)  is 10% of your prior anniversary's contract value, and

     (b)  is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                     (ACV - XSF)
      PPW  =  XSF +  ----------- X (PPNPW - XSF)
                     (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.


We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn:

                               YEARS FROM PURCHASE                     WITHDRAWAL CHARGE
                                 PAYMENT RECEIPT                           PERCENTAGE
                                            1                                     8%
                                            2                                     8
                                            3                                     8
                                            4                                     8
                                            5                                     7
                                            6                                     6
                                            7                                     6
                                            8                                     4
                                            9                                     2
                                            Thereafter                            0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.36% if the assumed investment rate is 3.5% and 6.86% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.


WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with this history:


- The contract date is Nov. 1, 2004 with a contract year of Nov. 1 through Oct. 30 and with an anniversary date of Nov. 1 each year; and

-  We received these payments

   -- $10,000 Nov. 1, 2004;

   -- $8,000 Dec. 31, 2010;

   -- $6,000 Feb. 20, 2012 and

- You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2014 and made no other withdrawals during that contract year; and

-  The prior anniversary Nov. 1, 2013 contract value was $38,488.



WITHDRAWAL CHARGE       EXPLANATION
  $       0             $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and

          0             $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and

          0             $10,000 Nov. 1, 2004 purchase payment was received more than nine years before withdrawal and is withdrawn without withdrawal charge; and

        640             $8,000 Dec. 31, 2010 purchase payment is in its fourth year from receipt, withdrawn with an 8%
                        withdrawal charge; and

        480             $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with an 8%
                        withdrawal charge.
     ------
     $1,120


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

-  withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent that it exceeds contract earnings;


- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;


-  contracts settled using an annuity payout plan;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

-  amounts we refund to you during the free look period*; and

-  death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin but we reserve the right to deduct this tax at other times, such as when you make purchase payments or when you make a full withdrawal from your contract.

VALUING YOUR INVESTMENT

We value your fixed accounts and subaccounts as follows:


GPAs AND ONE-YEAR FIXED ACCOUNT


We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of a fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and GPAs;

-  plus any purchase payment credits allocated to the fixed accounts;

-  plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

-  minus any prorated portion of the contract administrative charge;

-  minus any prorated portion of the GMIB fee (if applicable);

-  minus any prorated portion of the PCR fee (if applicable);

-  minus any prorated portion of the Benefit Protector fee (if applicable); and

-  minus any prorated portion of the Benefit Protector Plus fee (if applicable).

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

SUBACCOUNTS


We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional riders with annual charges (if applicable).


The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-  additional purchase payments you allocate to the subaccounts;

-  any purchase payment credits allocated to the subaccounts;

-  transfers into or out of the subaccounts;

-  partial withdrawals;

-  withdrawal charges;


and a deduction of:


-  a prorated portion of the contract administrative charge;

-  a prorated portion of the GMIB fee (if applicable);

-  a prorated portion of the PCR fee (if applicable);

-  a prorated portion of the Benefit Protector fee (if applicable); and/or

-  a prorated portion of the Benefit Protector Plus fee (if applicable).

Accumulation unit values will fluctuate due to:

-  changes in funds' net asset value;

-  dividends distributed to the subaccounts;

-  capital gains or losses of funds;

-  fund operating expenses; and/or

- mortality and expense risk fee and the variable account administrative charge.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                            NUMBER
                                                          AMOUNT        ACCUMULATION       OF UNITS
                                           MONTH         INVESTED        UNIT VALUE        PURCHASED
By investing an equal number
of dollars each month ...                   Jan            $100             $20               5.00

                                            Feb             100              18               5.56

you automatically buy                       Mar             100              17               5.88
more units when the
per unit market price is low ...    ---->   Apr             100              15               6.67

                                            May             100              16               6.25

                                            Jun             100              18               5.56

                                            Jul             100              17               5.88

and fewer units                             Aug             100              19               5.26
when the per unit
market price is high.               ---->   Sept            100              21               4.76

                                            Oct             100              20               5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.


Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, or the GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of GPAs will be subject to a MVA if done more than 30 days before the end of the Guarantee Period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


We may suspend or modify transfer privileges at any time.


WE SEEK TO PREVENT MARKET TIMING. DO NOT INVEST IN THE CONTRACT IF YOU ARE A MARKET TIMER. MARKET TIMING IS A PRACTICE OF TRANSFERRING ASSETS AMONG SUBACCOUNTS IN AN EFFORT TO TAKE ADVANTAGE OF SHORT-TERM MARKET MOVEMENTS OR PRICE FLUCTUATIONS. MARKET TIMING CAN IMPACT THE PERFORMANCE OF THE FUNDS AND HARM CONTRACT OWNERS.

Because we try to distinguish market timing from transfers we believe are not harmful to the funds or contract owners, such as periodic asset rebalancing or dollar cost averaging, there is no set number of transfers you can make without being identified as a market timer.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-  requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-  not accepting telephone or electronic transfer requests;

-  requiring a minimum time period between each transfer;

-  not accepting transfer requests of an agent acting under power of attorney;

-  limiting the dollar amount that you may transfer at any one time; or

-  suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we intend to apply the policy described above to all contract owners. We will notify you in writing of our decision to impose any modification, restriction or suspension of your transfers.

In addition, each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing. You should read the prospectuses for the funds for more details.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because the variable account may invest in the funds on an omnibus basis, the funds may not be able to detect and deter market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the funds and harm contract owners.


For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES


- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the fixed account if the interest rate we are then currently crediting to the fixed account is equal to the minimum interest rate stated in the contract.

- It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.


- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the subaccounts or the GPAs will be effective on the valuation date we receive it.


- If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.


-  Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1  BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:    $500 or entire account balance

MAXIMUM AMOUNT


Transfers or withdrawals:    Contract value or entire account balance

* Failure to provide TIN may result in mandatory tax with holding on the taxable portion of the distribution.


2  BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your sales representative can help you set up automated transfers or partial withdrawals among your subaccounts or fixed accounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:    $100 monthly
                             $250 quarterly, semiannually or annually

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

3  BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:    $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                   Contract value or entire account balance
Withdrawals:                 $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.


We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.


Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, withdrawal charges or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts and/or the fixed accounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and the one-year fixed account must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

-  payable to you;

-  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   -- the withdrawal amount includes a purchase payment check that has not cleared;

   -- the NYSE is closed, except for normal holiday and weekend closings;

   -- trading on the NYSE is restricted, according to SEC rules;

   -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   -- the SEC permits us to delay payment for the protection of security holders.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   -- you are at least age 59 1/2;

   -- you are disabled as defined in the Code;

   -- you severed employment with the employer who purchased the contract; or

   -- the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(SM) Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract (see "Optional Benefits").


BENEFITS IN CASE OF DEATH

There are three death benefit options under this contract:

-  Return of Purchase Payments (ROP) death benefit;

-  Maximum Anniversary Value (MAV) death benefit; and

-  Enhanced Death Benefit (EDB) rider.

If either you or the annuitant are age 80 or older at contract issue, the ROP death benefit will apply. If both you and the annuitant are age 79 or younger at contract issue, you can elect the ROP, MAV, or EDB death benefit rider (if its available in your state) on your application. If you select GMIB you must select either the MAV death benefit or the EDB death benefit rider. Once you elect an option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you select when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant dies before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added to the contract in the last 12 months:

1. contract value; or

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals.

ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT = PW X DB
                                                                -------
                                                                   CV

     PW = the partial withdrawal including any applicable withdrawal charge or MVA.
     DB = the death benefit on the date of (but prior to) the partial withdrawal.
     CV = the contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004. We add a purchase payment credit of $4,000 to the contract.

- On Jan. 1, 2005, you make an additional payment of $20,000. We add a purchase payment credit of $800.

- On March 1, 2005, the contract value is $110,000 and you take a $10,000 withdrawal.

-  On March, 1, 2006, the contract value is $105,000.

We calculate the ROP death benefit on March 1, 2006, as follows:



      Contract value at death:                                                  $105,000.00
                                                                                ===========
      Purchase payments plus credits minus adjusted partial withdrawals:
         Total purchase payments:                                               $120,000.00
         plus purchase payment credits:                                           +4,800.00
         minus adjusted partial withdrawals calculated as:
         $10,000 X $124,800  =                                                   -11,345.45
         ------------------                                                      ----------
             $110,000
      for a death benefit of:                                                   $113,454.55
                                                                                ===========
   The ROP death benefit, calculated as the greatest of these two values:       $113,454.55


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your sales representative whether or not the MAV death benefit is appropriate for your situation.

If both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract. If you select the Guaranteed Minimum Income Benefit Rider you must select either the MAV death benefit or the EDB death benefit rider.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following less any purchase payment credits added to the contract in the last 12 months:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV if the current contract value is higher. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE


- You purchase the contract with a payment of $25,000 on Jan. 1, 2004. We add a purchase payment credit of $750 to your contract.

- On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $29,000.

- On March 1, 2005 the contract value falls to $27,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $25,500.

   We calculate the MAV death benefit on March 1, 2005 as follows:


      Contract value at death:                                                   $25,500.00
                                                                                 ==========
      Purchase payments plus purchase payment credits minus
      adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                   $25,750.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,750  =                                                      -1,430.56
         ----------------                                                        ----------
             $27,000
      for a death benefit of:                                                    $24,319.44
                                                                                 ==========
      The MAV immediately preceding the date of death
      plus any payments made since that anniversary
      minus adjusted partial withdrawals:
         MAV on the prior anniversary:                                           $29,000.00
         plus purchase payments and purchase payment credits
         made since the prior anniversary:                                            +0.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $29,000  =                                                      -1,611.11
         ----------------                                                        ----------
             $27,000
      for a death benefit of:                                                    $27,388.89
   The MAV death benefit, calculated as the greatest of these three values,      ==========
   which is the MAV:                                                             $27,388.89

ENHANCED DEATH BENEFIT (EDB)

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your sales representative whether or not the EDB is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB death benefit rider to your contract. You may not select the EDB if you add either the Benefit Protector or the Benefit Protector Plus riders to your contract. If you select the Guaranteed Minimum Income Benefit Rider you must select either the MAV death benefit or the EDB rider.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following less any purchase payment credits added to the contract in the last 12 months:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the 5% rising floor.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY-- PROSPECTUS

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

-  the amounts allocated to the subaccounts at issue increased by 5%,

-  plus any subsequent amounts allocated to the subaccounts,

-  minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.


   5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS  =  PWT X VAF
                                                                 ---------
                                                                    SV

     PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge) from the subaccounts.
     VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.
      SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE


- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 and we add a purchase payment credit of $750 to your contract. You allocate $5,100 to the one-year fixed account and $20,650 to the subaccounts.

- On Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200.

- On March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

   The death benefit on March 1, 2005 is calculated as follows:



      Contract value at death:                                                         $22,800.00
                                                                                       ==========
      Purchase payments plus purchase payment credits
      minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                         $25,750.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,750  =                                                            -1,589.51
         ----------------                                                              ----------
              $24,300
      for a death benefit of:                                                          $24,160.49
                                                                                       ==========
      The 5% rising floor:
         The variable account floor on Jan. 1, 2005, calculated as:
         1.05 X $20,650 =                                                              $21,682.50
         plus amounts allocated to the subaccounts since that anniversary:                  +0.00
         minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,682.50  =                                                        -$1,711.78
         -------------------                                                           ----------
                $19,000
         variable account floor benefit:                                               $19,970.72
         plus the one-year fixed account value:                                         +5,300.00
                                                                                       ----------
      5% rising floor (value of the GPAs, the one-year fixed account
      and the variable account floor):                                                 $25,270.72
                                                                                       ==========

   The EDB death benefit, calculated as the greatest of these three values,
   which is the 5% rising floor:                                                       $25,270.72


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY-- PROSPECTUS

IF YOU DIE BEFORE YOUR RETIREMENT DATE


When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The GMIB and Benefit Protector Plus riders (see "Optional Benefits"), if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

   Your spouse may elect to assume ownership of the contract at any time before annuity payments begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The GMIB and the Benefit Protector Plus riders (see "Optional Benefits"), if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

   - the beneficiary asks us in writing within 60 days after we receive proof of death; and

   -  payouts begin no later than one year following the year of your death; and

   - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY-- PROSPECTUS

OPTIONAL BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Be sure to discuss with your sales representative whether or not the Benefit Protector is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. Generally, you must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the EDB death benefit rider or the Benefit Protector Plus rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector is appropriate for your situation.

In some instances the rider effective date for the Benefit Protector may be after we issue the contract according to terms determined by us and at our sole discretion.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


-  the applicable death benefit,plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or


- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR


- You purchase the contract with a payment of $100,000 on Jan. 1, 2003 and you and the annuitant are under age 70. We add a $4,000 purchase payment credit to your contract. You select the MAV death benefit.

- On July 1, 2003 the contract value grows to $105,000. The MAV death benefit on July 1, 2003 equals the contract value less any purchase payment credits added in the last 12 months, or $101,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

- On Jan. 1, 2004 the contract value grows to $110,000. The death benefit on Jan. 1, 2004 equals:


   The MAV death benefit (contract value):                                      $110,000
   plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):
      0.40 X ($110,000 - $100,000) =                                              +4,000
                                                                                --------
   Total death benefit of:                                                      $114,000


- On Jan. 1, 2005 the contract value falls to $105,000. The death benefit on Jan. 1, 2005 equals:


   The MAV death benefit:                                                       $110,000
   plus the Benefit Protector benefit (40% of earnings at death):
      0.40 X ($110,000 - $100,000) =                                              +4,000
                                                                                --------
   Total death benefit of:                                                      $114,000

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

- On Feb. 1, 2005 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 8% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,340 + $3,160 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2005 equals:


   The MAV death benefit (MAV adjusted for partial withdrawals):                 $57,619
   plus the Benefit Protector benefit (40% of earnings at death):
      0.40 X ($57,619 - $55,000) =                                                +1,048
                                                                                --------
   Total death benefit of:                                                       $58,667


- On Jan. 1, 2006 the contract value falls to $40,000. The death benefit on Jan. 1, 2005 equals the death benefit on Feb. 1, 2005. The reduction in contract value has no effect.

- On Jan. 1, 2012 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2012 equals:


   The MAV death benefit (contract value):                                      $200,000
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                       +55,000
                                                                                --------
   Total death benefit of:                                                      $255,000


- On July 1, 2012 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $2,000. Your new contract value is now $252,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2012 equals:


   The MAV death benefit (contract value less any purchase payment credits
      added in the last 12 months):                                             $250,000
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                       +55,000
                                                                                --------
   Total death benefit of:                                                      $305,000


- On July 1, 2013 the contract value remains $252,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2013 equals:


   The MAV death benefit (contract value):                                      $252,000
      plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not
      previously withdrawn):
      0.40 X ($252,000 - $105,000) =                                             +58,800
                                                                                --------
   Total death benefit of:                                                      $310,800

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS
                                       47

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your sales representative whether or not the Benefit Protector Plus is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for purchases through a transfer or exchange. You may not select this rider if you select the EDB death benefit rider or the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.


The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


-  the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                              PERCENTAGE IF YOU AND THE ANNUITANT ARE           PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                 UNDER AGE 70 ON THE RIDER EFFECTIVE DATE          70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                      0%                                                  0%
Three and Four                                  10%                                               3.75%
Five or more                                    20%                                                7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:


- the applicable death benefit plus:


                      IF YOU AND THE ANNUITANT ARE UNDER                      IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR         AGE 70 ON THE RIDER EFFECTIVE DATE, ADD...              OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
One                   Zero                                                    Zero
Two                   40% X earnings at death (see above)                     15% X earnings at death
Three and Four        40% X (earnings at death + 25% of initial               15% X (earnings at death + 25% of initial
                            purchase payment*)                                purchase payment*)
Five or more          40% X (earnings at death + 50% of initial               15% X (earnings at death + 50% of initial
                            purchase payment*)                                purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY-- PROSPECTUS

EXAMPLE OF THE BENEFIT PROTECTOR AND BENEFIT PROTECTOR PLUS


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $4,000 purchase payment credit to your contract. You select the MAV death benefit.

- On July 1, 2004 the contract value grows to $105,000. The MAV death benefit on July 1, 2004 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $101,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

- On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:


      The MAV death benefit (contract value):                                         $110,000
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death
      (MAV death benefit minus payments not previously withdrawn):
      0.40 X ($110,000 - $100,000) =                                                    +4,000
                                                                                      --------
   Total death benefit of:                                                            $114,000


- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


      The MAV death benefit:                                                          $110,000
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
      0.40 X ($110,000 - $100,000) =                                                    +4,000
      plus 10% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.10 X $100,000 =                                  +10,000
                                                                                      --------
   Total death benefit of:                                                            $124,000


- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 8% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,340 + $3,160 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2005 equals:


      The MAV death benefit (MAV adjusted for partial withdrawals):                   $57,619
      plus the Benefit Protector Plus benefit
      which equals 40% of earnings at death:
      0.40 X ($57,619 - $55,000) =                                                     +1,048
      plus 10% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.10 X $55,000 =                                   +5,500
                                                                                      -------
   Total death benefit of:                                                            $64,167


- On Jan. 1, 2007 the contract value falls $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.

- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:


      The MAV death benefit (contract value):                                         $200,000
      plus the Benefit Protector Plus benefit which equals
      40% of earnings at death, up to a maximum of
      100% of purchase payments not previously withdrawn
      that are one or more years old                                                   +55,000
      plus 20% of purchase payments made within 60 days of
      contract issue and not previously withdrawn: 0.20 X $55,000 =                    +11,000
                                                                                      --------
   Total death benefit of:                                                            $266,000

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY-- PROSPECTUS

- On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $2,000. Your new contract value is now $252,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:


      The MAV death benefit (contract value less any
      purchase payment credits added in the last 12 months):                    $250,000
      plus the Benefit Protector Plus benefit which equals
      40% of earnings at death, up to a maximum of 100% of
      purchase payments not previously withdrawn
      that are one or more years old                                             +55,000
      plus 20% of purchase payments made within 60 days of
      contract issue and not previously withdrawn: 0.20 X $55,000 =              +11,000
                                                                                --------
   Total death benefit of:                                                      $316,000


- On July 1, 2014 the contract value remains $252,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:



      The MAV death benefit (contract value):                                   $252,000
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
      0.40 X ($250,000 - $105,000) =                                             +58,800
      plus 20% of purchase payments made within 60 days of
      contract issue and not previously withdrawn: 0.20 X $55,000 = +11,000
                                                                                --------
   Total death benefit of:                                                      $321,800


IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. You should consider whether the GMIB rider is appropriate for your situation because:

-  you must hold the GMIB for 7 years,

- the GMIB rider terminates* on the contract anniversary after the annuitant's 86th birthday,

-  you can only exercise the GMIB within 30 days after a contract anniversary,

- the 6% rising floor value we use in the GMIB benefit base to calculate annuity payouts under the GMIB is limited after age 81, and

-  there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract to satisfy minimum required distributions will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional annual charge (see "Charges"). You cannot select this rider if you select the 8% Performance Credit Rider. You must elect the GMIB along with either the MAV death benefit or the EDB death benefit rider at the time you purchase your contract and your rider effective date will be the contract issue date. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your sales representative whether either GMIB rider option is appropriate for your situation.


In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB at the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment and purchase payment credit; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY-- PROSPECTUS
                                       50

INVESTMENT SELECTION UNDER THE GMIB: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in the AXP(R) Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

EXERCISING THE GMIB

- you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

-  the annuitant on the retirement date must be between 50 and 86 years old.

- you can only take an annuity payout under one of the following annuity payout plans:

   -- Plan A - Life Annuity

   -- no refund

   -- Plan B - Life Annuity with ten years certain

   -- Plan D - Joint and last survivor life annuity -- no refund

-  you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

                        P SUB(t-1) (1 + i)  = P SUB(t)
                        ------------------------------
                                      1.05

      P SUB(t-1)  = prior annuity payout
        P SUB(t)  = current annuity payout
               i  = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base (described below) equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.


GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the 6% rising floor.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY-- PROSPECTUS

6% RISING FLOOR: This is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

- the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%,

-  plus any subsequent amounts allocated to the subaccounts, and

-  minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% plus any subsequent amounts allocated to the subaccounts minus adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts.

Keep in mind that the 6% rising floor is limited after age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits made in the five years before you exercise the GMIB. We would do so only if such payments and credits total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

- subtract each payment and purchase payment credit adjusted for market value from the contract value.

- subtract each payment and purchase payment credit from the 6% rising floor. We adjust the payments and purchase payment credit made to the GPAs and the one-year fixed account for market value. We increase payments and purchase payment credit allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

                                 PMT X CVG
                                 ---------
                                    ECV

     PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.
     CVG = current contract value at the time you exercise the GMIB.
     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment and purchase payment credit, we calculate the 6% increase of payments and purchase payment credits allocated to the subaccounts as:

                           PMT X (1.06)(TO THE POWER OF CY)

     CY = the full number of contract years the payment and purchase payment credit have been in the contract.

TERMINATING THE GMIB

-  You may terminate the rider within 30 days after the first rider anniversary.

-  You may terminate the rider any time after the seventh rider anniversary.

-  The rider will terminate on the date:

   -- you make a full withdrawal from the contract;

   -- a death benefit is payable; or

   -- you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $4,000 purchase payment credit to your contract. You allocate all of your purchase payment and purchase payment credit to the subaccounts.


-  There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY-- PROSPECTUS

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                            PURCHASE PAYMENTS AND                              GMIB
ANNIVERSARY                     CONTRACT VALUE     PURCHASE PAYMENT CREDIT     6% RISING FLOOR     BENEFIT BASE
  1                                $112,000               $104,000                $110,240
  2                                 130,000                104,000                 116,854
  3                                 137,000                104,000                 123,866
  4                                 156,000                104,000                 131,298
  5                                  88,000                104,000                 139,175
  6                                 125,000                104,000                 147,526
  7                                 144,000                104,000                 156,378            $156,378
  8                                 158,000                104,000                 165,760             165,760
  9                                 145,000                104,000                 175,706             175,706
 10                                 133,000                104,000                 186,248             186,248
 11                                 146,000                104,000                 197,423             197,423
 12                                 153,000                104,000                 209,268             209,268
 13                                 225,000                104,000                 221,825             225,000
 14                                 245,000                104,000                 235,134             245,000
 15                                 250,000                104,000                 249,242             250,000

NOTE: The 6% rising floor value is limited after age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:


                                                                        MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                             PLAN A -            PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                   GMIB                LIFE ANNUITY--     LIFE ANNUITY WITH   LAST SURVIVOR LIFE
AT EXERCISE               BENEFIT BASE               NO REFUND       TEN YEARS CERTAIN   ANNUITY-- NO REFUND
10                    $186,248 (6% Rising Floor)     $   907.03          $   884.68            $   718.92
15                     250,000 (Contract Value)        1,402.50            1,340.00              1,077.50


The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                                       PLAN A -            PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                                 LIFE ANNUITY--     LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE            CONTRACT VALUE          NO REFUND       TEN YEARS CERTAIN    ANNUITY-- NO REFUND
10                       $133,000              $   686.28          $   667.66             $   549.29
15                        250,000                1,475.00            1,407.50               1,142.50


In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

8% PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the seventh and tenth rider anniversaries (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the seventh rider anniversary and it may not be appropriate for issue ages 83 or older due to this required holding period. Be sure to discuss with your sales representative whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot select the PCR if you select the GMIB.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY-- PROSPECTUS

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR at the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the AXP(R) Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments plus purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 8%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 8%.

   TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS  =  PW X TV
                                                 -------
                                                   CV

     PW  = the partial withdrawal including any applicable withdrawal charge or MVA.
     TV  = the target value on the date of (but prior to) the partial withdrawal.
     CV = contract value on the date of (but prior to) the partial withdrawal.

YOUR BENEFITS UNDER THE PCR ARE AS FOLLOWS:

(a) If on the seventh rider anniversary your contract value is less than the target value, we will add a PCR credit to your contract equal to:

                             3% X (PP - PCRPW - PP5)

        PP  = total purchase payments and purchase payment credits.
     PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix B.
        PP5 = purchase payments and purchase payment credits made in the prior five years.

We apply the PCR credit to your contract on the seventh rider anniversary and allocate it among the fixed accounts and subaccounts according to your current asset allocation.

(b) If on the tenth rider anniversary your contract value is less than the target value, we will add a PCR credit to your contract equal to:

                             5% X (PP - PCRPW - PP5)

We restart the calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each seven and ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments for the calculating the target value and any applicable PCR credit. The next calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR

- You may terminate the PCR within 30 days following the first contract anniversary after the PCR rider effective date.

- You may terminate the PCR within 30 days following the later of the tenth contract anniversary after the PCR rider effective date or the last rider reset date.

-  The PCR will terminate on the date:

   -- you make a full withdrawal from the contract,

   -- that a death benefit is payable, or

   -- you choose to begin taking annuity payouts.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY-- PROSPECTUS

EXAMPLE


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $4,000 purchase payment credit to your contract.


-  There are no additional purchase payments and no partial withdrawals.


-  On Jan. 1, 2011, the contract value is $150,000.

- We determine the target value on Jan. 1, 2011 as your purchase payments plus purchase payment credits (there are no partial withdrawals to subtract) accumulated at an annual effective rate of 8% or:

   $104,000 X (1.08)7 = $104,000 X 1.71382 = $178,237.72.
   Your contract value ($150,000) is less than the target value ($178,237.72) so we will add a PCR credit to your contract equal to 3% of your purchase payments and purchase payment credits (there are no partial withdrawals or purchase payments made in the last five years to subtract), which is:
   0.03 X $104,000 = $3,120.


   After application of the PCR credit, your total contract value on Jan. 1, 2011 would be $153,120.

-  On Jan. 1, 2014, the contract value is $220,000.

- We determine the target value on Jan. 1, 2014 as your purchase payments plus purchase payment credits (there are no partial withdrawals to subtract) accumulated at an annual effective rate of 8% or:

   $104,000 X (1.08)10 = $104,000 X 2.158924 = $224,528.20.
   Your contract value ($220,000) is less than the target value ($224,528.20) so we will add a PCR credit to your contract equal to 5% of your purchase payments and purchase payment credits (there are no partial withdrawals or purchase payments made in the last five years to subtract), which is:
   0.05 X $104,000 = $5,200.


   After application of the PCR credit, your total contract value on Jan. 1, 2014 would be $225,200.

- The PCR calculation period automatically restarts on Jan. 1, 2014 with the target values first year's payments equal to $225,200. We would make the next PCR credit determination on Jan. 1, 2021.


THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-  the annuity payout plan you select;

-  the annuitant's age and, in most cases, sex;

-  the annuity table in the contract; and

-  the amounts you allocated to the accounts at settlement.


In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.


For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)


Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 5.36% and 6.86% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or

- in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and a designated beneficiary; or

- over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the one-year fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.


IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY-- PROSPECTUS

TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

WITHDRAWALS: If you withdraw part or all of your nonqualified contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  because of your death;

-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or

-  if it is allocable to an investment before Aug. 14, 1982.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty. You may not collaterally assign or pledge your qualified contracts.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's SPD, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

WITHHOLDING: If you receive directly all or part of the contract value from a TSA, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-  the payout is a minimum distribution required under the Code;

-  the payout is made on account of an eligible hardship; or

-  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  Because of your death,

-  Because you become disabled (as defined in the Code);

- If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- If the distribution is made following severance from employment after you attain age 55 (TSAs only); or

-  To pay certain medical or education expenses (IRAs only).

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

PURCHASE PAYMENT CREDITS AND PCR CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS


As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-  the reserve held in each subaccount for your contract; divided by

-  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-  laws or regulations change;

-  the existing funds become unavailable; or

-  in our judgment, the funds no longer are suitable for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.


We may also:

-  add new subaccounts;

-  combine any two or more subaccounts;

-  make additional subaccounts investing in additional funds;

-  transfer assets to and from the subaccounts or the variable account; and

-  eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


ABOUT THE SERVICE PROVIDERS


PRINCIPAL UNDERWRITER

American Express Financial Advisors, Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through unaffiliated broker-dealers ("selling firms") and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay time-of-sale commissions through AEFA to the selling firms or their affiliated insurance agencies. Some selling firms may elect to receive a lower commission when a purchase payment is made along with a quarterly payment based on contract value for so long as the contract remains in effect. Selling firms may be required to return compensation under certain circumstances. AEFA and other unaffiliated broker dealers may receive commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. Commissions paid to selling firms as a percentage of purchase payments could exceed 9% of total purchase payments depending on various factors which may include how long your contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations we may also pay or provide selling firms with various cash and non-cash promotional incentives including bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup a portion of the commissions and other distribution expenses we pay through certain fees and charges described in this prospectus including for example the mortality and expense risk charges and withdrawal charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

ISSUER

We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our home office is located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is: American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.


STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.


LEGAL PROCEEDINGS

The SEC, the National Association of Securities Dealers, Inc. and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. We have received requests for information and have been contacted by regulatory authorities concerning our practices and are cooperating fully with these inquiries.

We and our affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of our respective business activities. We believe we have meritorious defenses to each of these actions and intend to defend them vigorously. We believe that we are not a party to, nor are any of our properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on our consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE

SELECTED FINANCIAL DATA

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


(THOUSANDS)                                               2003           2002         2001           2000          1999
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                  $  372,194     $  292,067    $ 271,718      $ 299,759     $ 322,746
Net gain (loss) on investments                             25,105              3      (89,920)           469         6,565
Other                                                      21,318         18,906       16,245         12,248         8,338
TOTAL REVENUES                                         $  418,617     $  310,976    $ 198,043      $ 312,476     $ 337,649
INCOME (LOSS) BEFORE INCOME TAXES                      $   56,704     $  (52,177)   $ (63,936)     $  28,452     $  50,662
NET INCOME (LOSS)                                      $   37,629     $  (33,690)   $ (41,728)     $  24,365     $  33,987
TOTAL ASSETS                                           $8,735,643     $8,026,730    $5,275,681     $4,652,221    $4,603,343


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS

American Enterprise Life follows accounting principles generally accepted in the United States (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts and universal life-type insurance.

REVENUES

Net investment income increased 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Gross realized gains on sales of securities classified as Available-for-Sale, using the specific identification method, were $65.8 million and $38.2 million for the years ended December 31, 2003 and 2002, respectively. Gross realized losses on sales were ($30.3 million) and ($17.6 million) for the same periods. American Enterprise Life also recognized losses of ($9.3 million) and ($14.5 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003 and 2002, respectively. Realized gains and losses on Available-for-Sale securities are reflected in net realized gain
(loss) on investments. Also included in net realized gain (loss) on investment is ($1.1 million) and ($6.1 million) in loan loss provisions for mortgage loans on real estate for the years ended December 31, 2003 and 2002, respectively.

EXPENSES

Total benefits and expenses decreased slightly from $363.2 million in 2002 to $361.9 million in 2003. The increase in interest credited on investment contracts and universal life-type contracts was offset by a substantial decrease in other insurance and operating expenses as well as a slight decrease in amortization of DAC. Interest credited on investment contracts and universal-type insurance increased 19 percent reflecting higher average levels of fixed annuities in force, partially offset by lower crediting rates as a result of the relatively low interest rate environment.

Other insurance and operating expenses decreased 40 percent, partially reflecting favorable market value changes on interest rate swaps during 2003 compared to unfavorable market value changes in 2002. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed-annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

Amortization of deferred policy acquisition costs (DAC) was 6 percent lower in 2003 than 2002. This reflected a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions. See the DAC and related adjustments discussion below for further information.

The 2003 versus 2002 change in the income tax provision (benefit) reflects pre-tax income of $56.7 million during the year ended December 31, 2003, while during the year ended December 31, 2002, the American Enterprise Life incurred a pre-tax loss of $52.2 million.

The costs of acquiring new business, including, for example, direct sales commissions, policy issue costs and other related costs have been deferred on the sale of annuity contracts. Deferred policy acquisition costs (DAC) for certain annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. DAC for other annuities are amortized using the interest method.

Amortization of DAC requires the use of certain assumptions including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable annuities. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. This rate is net of asset fees, and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period that such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2003 and 2002 that impacted the DAC balance and expenses.

In the third quarter of 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

In the third quarter of 2002, American Enterprise Life reset its customer asset value growth rate assumptions for variable annuity products to anticipate near-term and long-term growth at an annual rate of 7%. This action resulted in a $4.6 million increase in DAC amortization expense.

American Enterprise Life uses a mean reversion method as a guideline in setting the near-term customer asset value growth rate, also referred to as the mean reversion rate. In periods when market performance results in actual contract value growth at a rate different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. For example, if actual contract value growth during a quarter is less than 7% on an annualized basis, American Enterprise Life would increase the mean reversion rate assumed over the near term to the rate needed to achieve the long-term annualized growth rate of 7% by the end of that period, assuming this long-term view is still appropriate.

DAC of $346.0 million related to annuities was on American Enterprise Life's consolidated balance sheet at December 31, 2003. The DAC balance was $260.6 million at December 31, 2002, and was also related to annuities.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

American Enterprise Life's net loss was $33.7 million in 2002, compared to a net loss of $41.7 million in 2001. Loss before income taxes totaled $52.2 million in 2002, compared with a loss of $63.9 million in 2001. The change primarily reflects the write-down and sale of certain high-yield securities in 2001, as described below. In addition, the significant growth in annuity sales during 2002 drove higher levels of both investment income and interest credited to contractholders. Other operating expenses increased in 2002 due primarily to higher expenses related to interest rate swaps.

REVENUES

Total revenues increased to $311.0 million in 2002, compared with $198.0 million in 2001. The increase is primarily due to a net realized gain on investments of $3 thousand in 2002 compared to a net realized loss on investments of $89.9 million in 2001.

Net investment income, the largest component of revenues, increased 7 percent from the prior year, primarily due to the significant growth in average invested assets in 2002 and to credit related yield adjustments on fixed maturity investments in 2001. Partially offsetting this was the impact of lower average yields in 2002, primarily due to portfolio repositioning, as discussed below.

Contractholder charges increased 8 percent to $6.5 million in 2002, compared with $6.0 million in 2001, due primarily to an increase in variable annuity surrender charges. American Enterprise Life also received mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased to $12.5 million in 2002, compared with $10.2 million in 2001, reflecting an increase in average separate account assets outstanding as favorable sales in 2002 more than offset market depreciation.

Net realized gains on investments were $3 thousand in 2002, compared to net realized losses on investments of $89.9 million in 2001. Included in the current years' net gains are impairment charges of $15 million from other-than-temporary impairments of fixed maturity investments. The losses in 2001 are comprised of an $18 million net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a $20 million write-down in the second quarter to recognize the impact of higher default assumptions on certain structured investments; a $51 million write-down of lower-rated securities (most of which were sold in 2001) in the second quarter primarily in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and $1 million of other net losses related to the sale and write-down of other investments.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

EXPENSES

Total benefits and expenses increased 39 percent to $363.2 million in 2002 compared to $262.0 million in 2001. The largest component of expenses, interest credited on investment contracts, increased 19 percent to $215.9 million in 2002. This increase is primarily due to higher aggregate amounts of fixed annuities inforce driven by the significant increases in sales, partially offset by a decrease in interest crediting rates to annuity contracts due to declining interest rates. The lower level of interest rates also resulted in a significant decrease in the market value of interest rate swaps, which is the primary reason for the significant increase in other operating expenses. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps to protect the margin between interest rates earned on investments and the interest rates credited to annuity contract holders (interest margins). The swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No.
133. If interest rates remain at current levels, the decrease in the value of the interest rate swaps recognized currently will be approximately offset in the future by increases in interest margins. Other operating expenses also include an increase of $5 million due to greater guaranteed minimum death benefits paid this year ($6 million) versus last year ($1 million).

IMPACT OF RECENT MARKET-VOLATILITY ON RESULTS OF OPERATIONS

Various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular, as of December 31, 2003, involve DAC, mortality and expense risk fees and structured investments and guaranteed minimum death benefits (GMDB). The direction and magnitude of the changes in equity markets can increase or decrease DAC expense levels and mortality and expense risk fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolio is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

The variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. To the extent that the GMDB is higher than the current account value at the time of death, American Enterprise Life incurs a benefit cost by policy. For the results through December 31, 2003, GAAP did not prescribe advance recognition of the projected future net costs associated with these guarantees, and accordingly, American Enterprise Life did not record a liability corresponding to these future obligations for death benefits in excess of annuity account value. The amount paid in excess of contract value was expensed when payable. Amounts expensed for the years ended December 31, 2003 and 2002, were $2.9 million and $6.4 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1) with an effective date of January 1, 2004. SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where additional liabilities are established, the recognition of this liability may also impact the valuation and amortization of DAC associated with those insurance or annuity contracts. SOP 03-1 also provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements

Detailed interpretations of SOP 03-1 and related implementation guidance continue to emerge and, accordingly, American Enterprise Life continues to evaluate its impact. Current estimates of applying SOP 03-1 would reduce first quarter 2004 results by approximately $5 million (after-tax).

American Enterprise Life's annuity products all have minimum interest rate guarantees in their fixed accounts. These guarantees range from 1.5% to 4.5%. To the extent the yield on American Enterprise Life's invested asset portfolio declines below its target spread plus the minimum guarantee, American Enterprise Life's profitability would be negatively affected.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation the recognition of impairment within the investment portfolio, deferred policy acquisition costs and liabilities for future policy benefits.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains and losses recorded in other comprehensive income (loss) within equity, net of income tax provisions (benefits). At December 31, 2003, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $105.4 million. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Fair value is generally based on quoted market prices. As of December 31, 2003, there were $47.3 million in gross unrealized losses that related to $2.4 billion of securities (excluding structured investments), of which only $55 thousand has been in a continuous unrealized loss position for 12 months or more. American Enterprise Life does not believe that the unrealized loss on any individual security at December 31, 2003 represents an other-than-temporary impairment, and American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost.

American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) backed by high-yield bonds, which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or an increase in the near-term default rate. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $1 million based on underlying investments as of December 31, 2003.

The reserve for losses on mortgage loans on real estate is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs represent the costs of acquiring new business, principally direct sales commissions and other distribution costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining balances. These projections are inherently uncertain because they require management to make assumptions about financial markets and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 or 15 years. Management regularly monitors financial market conditions and compares actual contractholder behavior experience to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For annuity products, key assumptions underlying these long-term projections include interest rates, equity market performance, mortality rates and the rates at which contractholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about equity market performance drive projected customer asset value growth rates and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity business during the DAC amortization period.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC balance would be an increase or decrease of approximately $2 million.

Management monitors other principal DAC assumptions, such as persistency, mortality, interest margin and maintenance expense levels each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Therefore, an assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are equal to accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

RISK MANAGEMENT

The sensitivity analysis discussed below estimates the effects of hypothetical sudden and sustained changes in the applicable market conditions of two different types of market risk on the ensuing year's net income, based on year-end positions. The market changes, assumed to occur as of year-end, are a 100 basis point increase in market interest rates and a 10 percent decline in the value of equity securities held in separate accounts. Computations of the prospective effects of the hypothetical interest rate and equity market changes are based on numerous assumptions, including relative levels of market interest rates and equity market prices, as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occur. Furthermore, the computations do not incorporate actions that management could take if the hypothetical market changes took place. As a result, actual net income consequences will differ from those quantified below.

American Enterprise Life primarily invests in fixed maturity securities over a broad range of maturities for the purpose of providing fixed account annuity contractholders with a competitive rate of return on their investments while controlling risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. American Enterprise Life does not invest in securities to generate short-term trading profits.

American Enterprise Life has an investment committee that meets periodically. At these meetings, the committee reviews models projecting different interest rate scenarios, risk/return measures and their impact on profitability of American Enterprise Life. The committee also reviews the distribution of assets in the portfolio by type and credit risk sector. The objective of the committee is to structure the investment portfolio based upon the type and expected behavior of products in the liability portfolio so as to meet contractual obligations and to achieve targeted levels of profitability within defined risk parameters.

Interest rates credited to annuity contractholders' accounts are generally reset at shorter intervals than the maturity of American Enterprise Life's underlying investments portfolio. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the investment committee's strategy includes the use of derivatives, such as interest rate caps, swaps and floors, for risk management purposes. These derivatives help protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contract owner's fixed accounts. Conversely, in a low interest rate environment, such as that experienced recently, and to the extent the yield on American Enterprise Life's investment portfolio declines below its targeted spread plus the guaranteed minimum interest crediting rates on American Enterprise Life's annuity contracts with fixed accounts, American Enterprise Life's profitability would be negatively affected. This negative impact may be compounded by the fact that many of American Enterprise Life's interest bearing investments are callable or prepayable by the issuer and calls and prepayments are more likely to occur in low interest rate environments. Interest rate derivatives with notional amounts totaling approximately $2 billion were outstanding at December 31, 2003 to hedge interest rate exposure. The entire $2 billion of the notional par relates to interest rate swaps and floors American Enterprise Life has exclusively with IDS Life.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

The negative effect on American Enterprise Life's annual pretax net income of a 100 basis point increase in interest rates, which assumes intervals at which interest credited to contractholder's fixed accounts are reset and customer behavior based on the application of proprietary models to the book of business at December 31, 2003, and the impact of any derivatives, would be a decrease of approximately $3.6 million.

The amount of the fee income American Enterprise Life receives is based upon the daily market value of the separate account assets or of the underlying mutual funds. As a result, American Enterprise Life's fee income would be negatively impacted by a decline in the equity markets. Another part of the investment committee's strategy is to use, from time to time, index options to manage the equity market risk related to fee income. These derivatives economically hedge fee income by providing option income when there is a significant decline in the equity markets. American Enterprise Life did not have equity-based derivatives outstanding at December 31, 2003 for this purpose.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity prices would be approximately $1.5 million based on separate account assets as of December 31, 2003.

LIQUIDITY AND CAPITAL RESOURCES
American Enterprise Life's liquidity requirements are generally met by funds provided by annuity considerations, capital contributions, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal and capital contributions received from IDS Life. The primary uses of funds are annuity obligations, commissions and operating expenses and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. No borrowings were outstanding under the line of credit at December 31, 2003. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

At December 31, 2003, investments in Available-for-Sale fixed maturity securities comprised 92 percent of American Enterprise Life's total invested assets and primarily include mortgage and other asset-backed securities, and corporate debt. Approximately 42 percent is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA quality. American Enterprise Life's corporate bonds and obligations comprise a diverse portfolio with the largest concentrations accounting for approximately 47 percent of the portfolio, in the following industries: banking and finance, utilities, communication and media and transportation.

At December 31, 2003 and based on amortized costs, approximately 7 percent of American Enterprise Life's investments in Available-for-Sale fixed maturity securities were below investment grade bonds. These investments may be subject to a higher degree of risk than investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as a recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. American Enterprise Life has identified certain Available-for-Sale fixed maturity securities for which a decline in fair value has been determined to be other-than-temporary, and has written them down to fair value with a charge to net income.

During 2001, American Enterprise Life placed its rated CDO securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $54 million, into a securitization trust. In return, American Enterprise Life received $7 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $47 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases or decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2003, net unrealized gains on Available-for-Sale fixed maturity securities included $160.8 million (pretax) of gross unrealized gains and $55.4 million (pretax) of gross unrealized losses.

At December 31, 2003, American Enterprise Life had reserves for losses for mortgage loans of $7.4 million.

The economy and other factors have caused insurance companies to go under regulatory supervision. These situations resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. American Enterprise Life established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. American Enterprise Life has also estimated the potential effect of future assessments on American Enterprise Life's financial position and results of operations and has established a reserve for such potential assessments.

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

The National Association of Insurance Commissioners (NAIC) established risk-based capital (RBC) standards for life insurance companies to determine capital requirements based upon the risks inherent in its operations. These standards require the computation of a RBC amount which is then compared to a company's actual total adjusted statutory capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level RBC is below certain levels. As of December 31, 2003, American Enterprise Life's total adjusted capital was well in excess of the levels requiring regulatory attention. In 2003, any dividends would require the approval of the Insurance Department of the State of Indiana.

FORWARD-LOOKING STATEMENTS

Certain statements in Item 7. of this Form 10-K Annual Report contain forward-looking statements that are subject to risks and uncertainties that could cause results to differ materially from such statements. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "should," "could," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from American Enterprise Life's forward-looking statements include, but are not limited to: fluctuations in external markets, which can affect the amount and types of investment products sold, the market value of its managed assets, fees received based on those assets and the amount of amortization of DAC; potential deterioration in high-yield and other investments, which could result in further losses in American Enterprise Life's investment portfolio; changes in assumptions relating to DAC which also could impact the amount of DAC amortization; the ability to sell certain high-yield investments at expected values and within anticipated timeframes and to maintain its high-yield portfolio at certain levels in the future; the types and value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's major businesses; the adoption of recently issued rules related to the consolidation of variable interest entities, including those involving CDOs that American Enterprise Life may from time-to-time invest in which could affect both American Enterprise Life's balance sheet and results of operations; and outcomes of litigation.


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2003 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXPERTS


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2003 and 2002, and for each of the three years in the period ended Dec. 31, 2003, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - American Express(R) Signature One Variable Annuity as of Dec. 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
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REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
----------------------
    Ernst & Young LLP
    Minneapolis, Minnesota
    January 26, 2004

                                     -- 1 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
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CONSOLIDATED BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE AMOUNTS)                                                          2003          2002

ASSETS

Investments: (Note 2)
   Available-for-Sale:
      Fixed maturities, at fair value (amortized cost: 2003, $6,545,561; 2002, $5,105,431)         $6,650,906    $5,288,855
      Common stocks, at fair value (cost: 2003, $--; 2002, $--)                                             6            --
   Mortgage loans on real estate                                                                      534,812       587,535
   Other investments                                                                                    6,069         2,381
---------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             7,191,793     5,878,771
Cash and cash equivalents (Note 1)                                                                      9,065     1,118,692
Amounts due from brokers                                                                                  161            --
Other accounts receivable                                                                               3,572         1,584
Accrued investment income                                                                              70,591        56,448
Deferred policy acquisition costs (Note 3)                                                            345,966       260,577
Other assets                                                                                            6,335        15,887
Separate account assets                                                                             1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $8,735,643    $8,026,730
===========================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $6,645,315    $5,411,938
      Universal life-type insurance                                                                        27            16
   Policy claims and other policyholders' funds                                                         3,100         9,050
   Amounts due to brokers                                                                              75,070       985,081
   Deferred income taxes, net                                                                          11,618        17,608
   Other liabilities                                                                                   68,674        82,453
   Separate account liabilities                                                                     1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             7,911,964     7,200,917
Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value per share; 100,000 shares authorized,
     20,000 shares issued and outstanding                                                               3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  177,545       139,916
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                  60,078       104,259
      Net unrealized derivative losses                                                                 (8,816)      (13,234)
---------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income (loss)                                           51,262        91,025
---------------------------------------------------------------------------------------------------------------------------
      Total stockholder's equity                                                                      823,679       825,813
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $8,735,643    $8,026,730
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 2 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
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CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

REVENUES

Net investment income                                                                 $372,194       $292,067      $271,718
Contractholder charges                                                                   7,569          6,454         5,998
Mortality and expense risk fees                                                         13,749         12,452        10,247
Net realized gain (loss) on investments                                                 25,105              3       (89,920)
---------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                      418,617        310,976       198,043
---------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited on investment contracts and universal life-type insurance            257,235        215,918       180,906
Amortization of deferred policy acquisition costs                                       45,605         48,469        45,494
Other insurance and operating expenses                                                  59,073         98,766        35,579
---------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                         361,913        363,153       261,979
Income (loss) before income tax provision (benefit)                                     56,704        (52,177)      (63,936)
Income tax provision (benefit)                                                          19,075        (18,487)      (22,208)
---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 37,629       $(33,690)     $(41,728)
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 3 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
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CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                  $    37,629    $   (33,690)  $   (41,728)
Adjustments to reconcile net income (loss) to net cash (used in)
   provided by operating activities:
   Change in accrued investment income                                                 (14,143)       (11,026)        9,519
   Change in other accounts receivable                                                  (1,988)           228          (945)
   Change in deferred policy acquisition costs, net                                    (75,285)       (65,680)      (19,301)
   Change in other assets                                                                9,552         (7,360)       31,411
   Change in policy claims and other policyholders' funds                               (5,950)         6,764        (7,009)
   Deferred income tax provision (benefit)                                              15,420         (3,725)      (34,562)
   Change in other liabilities                                                         (13,779)        17,936         6,553
   Amortization of premium (accretion of discount), net                                 23,699            167          (689)
   Net realized (gain) loss on investments                                             (25,105)            (3)       89,920
   Other, net                                                                            7,730         12,784        (7,796)
---------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by operating activities                              (42,220)       (83,605)       25,373

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                             3,365,402      1,092,923       803,034
   Maturities, sinking fund payments and calls                                         875,785        500,348       379,281
   Purchases                                                                        (5,678,854)    (3,409,718)   (1,446,157)
Other investments:
   Sales                                                                                72,281         64,988        71,110
   Purchases                                                                           (25,287)        (4,391)       (8,513)
Change in amounts due from brokers                                                        (161)        41,705       (40,389)
Change in amounts due to brokers                                                      (910,011)       759,954       200,740
---------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                         (2,300,845)      (954,191)      (40,894)

CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                           1,733,030      2,052,002       779,626
   Surrenders and other benefits                                                      (756,827)      (621,646)     (779,649)
   Interest credited to account balances                                               257,235        215,918       180,906
Capital contribution                                                                        --        250,000        60,000
---------------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                      1,233,438      1,896,274       240,883
   Net (decrease) increase in cash and cash equivalents                             (1,109,627)       858,478       225,362
   Cash and cash equivalents at beginning of year                                    1,118,692        260,214        34,852
---------------------------------------------------------------------------------------------------------------------------
   Cash and cash equivalents at end of year                                        $     9,065    $ 1,118,692   $   260,214
===========================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                               $     3,266    $    12,761   $        --
   Interest on borrowings                                                          $       377    $        --   $        15
---------------------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

                                                                         -- 4 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
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CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED
                                                                                         OTHER
                                                                       ADDITIONAL    COMPREHENSIVE                    TOTAL
                                                           CAPITAL       PAID-IN    INCOME (LOSS),   RETAINED     STOCKHOLDER'S
FOR THE THREE YEARS ENDED DECEMBER 31, 2003 (THOUSANDS)     STOCK        CAPITAL      NET OF TAX     EARNINGS        EQUITY
Balance, January 1, 2001                                   $3,000       $281,872      $(62,097)      $215,334      $438,109
Comprehensive income:
   Net loss                                                    --             --            --        (41,728)      (41,728)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $18,699                     --             --       (34,726)            --       (34,726)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of income
      tax provision of $73,754                                 --             --       136,972             --       136,972
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of $30,811                   --             --       (57,220)            --       (57,220)
   Reclassification adjustment for losses on derivatives
      included in net loss, net of income tax benefit
      of $4,535                                                --             --         8,422             --         8,422
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        11,720
Capital contribution                                           --         60,000            --             --        60,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                                  3,000        341,872        (8,649)       173,606       509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of pretax
      deferred policy acquisition costs of ($23,026) and
      income tax provision of $51,599                          --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      loss, net of income tax provision of $2,471              --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on
      derivatives included in net loss, net of income tax
      benefit of $4,542                                        --             --         8,436             --         8,436
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        65,984
Capital contribution                                           --        250,000            --             --       250,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      Securities arising during the year, net of pretax
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of $9,157            --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of income
      tax benefit of $2,378                                    --             --         4,417             --         4,417
---------------------------------------------------------------------------------------------------------------------------

   Total comprehensive loss                                                                                          (2,134)
Capital contribution                                           --             --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                                 $3,000       $591,872      $ 51,262       $177,545      $823,679
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 5 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

American Enterprise Life Insurance Company (American Enterprise Life) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance and annuity business in 48 states. American Enterprise Life is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. American Enterprise Life also wholly owns American Enterprise REO 1, LLC. This subsidiary holds mortgage loans on real estate and/or real estate investments.

American Enterprise Life's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Variable universal life insurance is offered as well. American Enterprise Life distributes its products primarily through financial institutions and regional and/or independent broker dealers.

American Enterprise Life's fixed annuity contracts guarantee a minimum interest rate during the accumulation period (the time before the annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion, and has adopted a practice whereby any higher current rate is guaranteed for a specified period. Under American Enterprise Life's variable annuity products, the purchaser may choose among general account and separate account investment options. Within the general account, many contracts allow the purchaser to select the number of years a fixed rate will be guaranteed. If a guarantee term longer than one year is chosen, there may be a market value adjustment applied if funds are withdrawn before the end of that term. Separate account options include accounts investing in equities, bonds, managed funds and/or short term securities.

BASIS OF PRESENTATION

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 5). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

NET INVESTMENT INCOME

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

CONTRACTHOLDER AND POLICYHOLDER CHARGES

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance charges, administrative charges and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

NET REALIZED GAIN (LOSS) ON INVESTMENTS

Realized gains and losses are recognized on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

                                      -- 6 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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INVESTMENTS -- FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity securities and marketable equity securities are classified as Available-for-Sale and carried at fair value. Unrealized gains and losses on securities classified as Available-for-Sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in a security's fair value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for fixed maturity securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in net realized gain (loss) on investments within the Consolidated Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections which require a significant degree of management judgment as to default and recovery rates of the underlying investments and, as such, are subject to change. American Enterprise Life's CDO investments are accounted for in accordance with Emerging Issues Task Force (EITF) Issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Net investment income, which primarily consists of interest earned on fixed maturity securities, is generally accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums, discounts and anticipated prepayments on mortgage backed securities.

Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

INVESTMENTS -- MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

CASH AND CASH EQUIVALENTS

American Enterprise Life considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principle DAC assumptions, such as persistency, mortality rate, interest margin and maintenance expense level assumptions each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring process, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can either be positive or negative in any particular period and is reflected in the period in which such changes are made.

                                      -- 7 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


GUARANTEED MINIMUM DEATH BENEFITS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in value of the contract. A large portion of American Enterprise Life's contracts containing a GMDB provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount though not below the amount invested adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Through December 31, 2003, the amount paid in excess of contract value was expensed when payable. Amounts expensed in 2003, 2002 and 2001 were $2.9 million, $6.4 million, and $0.8 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods. See Recently issued accounting standards section herein for a description of Statement of Position 03-1.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates, ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

REINSURANCE

There are no amounts recoverable from reinsurers at December 31, 2003 and 2002.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with that used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by American Enterprise Life is $750,000 on any single life. American Enterprise Life retains all accidental death benefit, and waiver of premium risk.

FEDERAL INCOME TAXES

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

SEPARATE ACCOUNT BUSINESS

The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. Through December 31, 2003, American Enterprise Life received mortality and expense risk fees directly from the separate accounts. During the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager of these proprietary mutual funds. In connection with this change and through an agreement with AEFC, American Enterprise Life receives fund administrative services fees for the fund management services American Enterprise Life provides these proprietary mutual funds.

American Enterprise Life makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, American Enterprise Life guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. American Enterprise Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.

                                      -- 8 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

RECENTLY ISSUED ACCOUNTING STANDARDS

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). American Enterprise Life is currently evaluating its impact, which, among other provisions, requires reserves related to guaranteed minimum death benefits included within the majority of variable annuity contracts offered by American Enterprise Life. SOP 03-1 is required to be adopted on January 1, 2004, and any impact will be recognized in American Enterprise Life's 2004 results of operations.

In November 2003, the FASB ratified a consensus on the disclosure provisions of EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The disclosure provisions of this rule, which are addressed in Note 2, require tabular presentation of certain information regarding investment securities with gross unrealized losses.

In July 2000, the FASB's EITF issued a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." American Enterprise Life adopted the consensus as of January 1, 2001. Issue No. 99-20 prescribed new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects American Enterprise Life's CDO investments. Although there was no significant impact resulting from the adoption of Issue 99-20, American Enterprise Life holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, American Enterprise Life adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which required an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 resulted in a cumulative after-tax reduction to other comprehensive income of $34.7 million. This reduction in other comprehensive income is due to cash flow hedges that existed previous to adopting SFAS No. 133 that no longer qualify or are not designated for hedge accounting treatment under SFAS No. 133. The cumulative impact to earnings was not significant. See Note 9 for further discussion of American Enterprise Life's derivatives and hedging activities.

2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available-for-Sale securities at December 31, 2003 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                        AMORTIZED     UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                               COST           GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate bonds and obligations                                     2,737,449        98,969        (18,067)    2,818,351
   Foreign corporate bonds and obligations                               574,582        23,521         (6,055)      592,048
   U.S. Government agency obligations                                     87,614           741            (19)       88,336
   Structured investments                                                 49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        6,545,561       160,760        (55,415)    6,650,906
   Common stocks                                                              --             6             --             6
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $6,545,561      $160,766       $(55,415)   $6,650,912
===========================================================================================================================

                                                                         -- 9 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Available-for-Sale securities at December 31, 2002 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                       AMORTIZED      UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                              COST            GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,306,057      $101,719       $   (804)   $3,406,972
   Corporate bonds and obligations                                     1,459,454        89,905        (17,264)    1,532,095
   Foreign corporate bonds and obligations                               278,974        19,078           (663)      297,389
   U.S. Government agency obligations                                      4,928           389             --         5,317
   Structured investments                                                 53,768            --         (9,142)       44,626
   State and municipal obligations                                         2,250           206             --         2,456
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        5,105,431       211,297        (27,873)    5,288,855
   Common stocks                                                              --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $5,105,431      $211,297       $(27,873)   $5,288,855
===========================================================================================================================

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003:

                                              LESS THAN 12 MONTHS           12 MONTHS OR MORE                TOTAL
                                              FAIR     UNREALIZED           FAIR     UNREALIZED        FAIR      UNREALIZED
(THOUSANDS)                                   VALUE      LOSSES             VALUE      LOSSES          VALUE       LOSSES
-----------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES:

Mortgage and other asset-backed securities  $1,411,059   $(22,106)         $   --      $ --          $1,411,059   $(22,106)
Corporate bonds and obligations                797,463    (18,012)          1,438       (55)            798,901    (18,067)
Foreign corporate bonds and obligations        172,213     (6,055)             --        --             172,213     (6,055)
U.S. Government agency obligations                 529        (19)             --        --                 529        (19)
State and municipal obligations                 21,943     (1,062)             --        --              21,943     (1,062)
-----------------------------------------------------------------------------------------------------------------------------
Total                                       $2,403,207   $(47,254)         $1,438      $(55)         $2,404,645   $(47,309)
=============================================================================================================================

NOTE: EXCLUDES STRUCTURED INVESTMENTS THAT ARE ACCOUNTED FOR PURSUANT TO EITF 99-20, AND ARE THEREFORE OUTSIDE THE SCOPE OF EITF 03-1. AT DECEMBER 31, 2003, SUCH INVESTMENTS HAD GROSS UNREALIZED LOSSES OF $8.1 MILLION.

Approximately 204 investment positions were in an unrealized loss position as of December 31, 2003. The gross unrealized losses on these securities are attributable to a number of factors including changes in interest rates and credit spreads and specific credit events associated with individual issuers. As part of its ongoing monitoring process, management has concluded that none of these securities are other-than-temporarily impaired at December 31, 2003. American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost. See Investments -- Fixed maturity and equity securities section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary.

The following is a distribution of Available-for-Sale securities by maturity at December 31, 2003:

                                                                                                  AMORTIZED       FAIR
(THOUSANDS)                                                                                         COST          VALUE
---------------------------------------------------------------------------------------------------------------------------
Due within one year                                                                              $   37,979    $   38,741
Due from one to five years                                                                          883,902       934,536
Due from five to ten years                                                                        2,306,080     2,354,394
Due in more than ten years                                                                          251,154       241,687
Mortgage and other asset-backed securities                                                        3,066,446     3,081,548
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         $6,545,561    $6,650,906
===========================================================================================================================

The timing of actual receipts will differ from contractual maturities because issuers may have the right to call or prepay obligations.

                                                                        -- 10 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 2003, fixed maturity securities comprised approximately 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $132.6 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings are presented using S&P's convention and if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities, at fair value, by rating on December 31, is as follows:

RATING                                                 2003          2002
----------------------------------------------------------------------------
AAA                                                     50%           65%
AA                                                       2             1
A                                                       18            10
BBB                                                     23            19
Below investment grade                                   7             5
----------------------------------------------------------------------------
   Total                                               100%          100%
----------------------------------------------------------------------------

At December 31, 2003, approximately 92% of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                    2003          2002         2001
--------------------------------------------------------------------------------
Sales                                       $3,365,402   $1,092,923   $  803,034
Maturities                                  $  875,785   $  500,348   $  379,281
Purchases                                   $5,678,854   $3,409,718   $1,446,157
================================================================================

Gross realized gains on sales of securities classified as Available-for-Sale securities, using the specific identification method, were approximately $65.8 million, $38.2 million and $17.9 million for the years ended December 31, 2003, 2002 and 2001, respectively. Gross realized losses on sales of Available-for-Sale securities were approximately ($30.3 million), ($17.6 million) and ($72.6 million) for the same periods. American Enterprise Life also recognized losses of approximately ($9.3 million), ($14.5 million) and ($30.1 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003, 2002 and 2001, respectively. The 2001 losses include the effect of the write-down and sale of high-yield securities discussed below.

During 2001, American Enterprise Life recognized pretax losses of $90.2 million to recognize the impact of higher default rate assumptions on certain structured investments, to write down lower-rated securities (most of which were sold in 2001) in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments. Of the total charge of $90.2 million, approximately $83.7 million of these losses are included in net realized losses on investments and $6.5 million are included in net investment income.

Also during 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets) having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based upon the estimated present value of future cash flows. The retained interests are accounted for in accordance with EITF Issue No. 99-20.

The change in net unrealized securities gains (losses) recognized in other comprehensive income includes two components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), and (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities (reclassification for realized gains (losses)). This reclassification has no effect on total comprehensive income or shareholder's equity.

The following table presents these components of other comprehensive income net of tax:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Holding (losses) gains                                                               $(27,174)       $95,827      $136,972
Reclassification for realized securities losses (gains)                               (17,006)        (4,589)      (57,220)
--------------------------------------------------------------------------------------------------------------------------
Increase in net unrealized securities (losses) gains recognized in other
comprehensive income                                                                 $(44,180)       $91,238      $ 79,752
===========================================================================================================================

At December 31, 2003 and 2002, bonds carried at $3.5 million and $3.4 million, respectively, were on deposit with various states as required by law.

                                                                        -- 11 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Pursuant to the adoption of SFAS No. 133 at January 1, 2001, American Enterprise Life reclassified all held-to-maturity securities with a carrying value of $934.1 million and net unrealized losses of $7.1 million to Available-for-Sale.

MORTGAGE LOANS ON REAL ESTATE

The following is a summary of mortgage loans on real estate at December 31:

(THOUSANDS)                                                                                             2003          2002
---------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $542,174      $598,347
Mortgage loans on real estate reserves                                                                 (7,362)      (10,812)
---------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $534,812      $587,535
===========================================================================================================================

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements.

At December 31, 2003 and 2002, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was $2.8 million and $11.7 million, with a reserve of $1.0 million and $4.7 million, respectively. During 2003 and 2002, the average recorded investment in impaired mortgage loans on real estate was $6.6 million and $9.4 million, respectively. American Enterprise Life recognized $0.2 million, $0.3 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2003, 2002 and 2001, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $10,812        $ 5,067        $5,054
Provision for mortgage loan losses                                                         281          6,079           928
Foreclosures, write-offs and other                                                      (3,731)          (334)         (915)
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 7,362        $10,812        $5,067
===========================================================================================================================

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                            DECEMBER 31, 2003                            DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
REGION                                                     SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
South Atlantic                                           $118,183      $   --                        $145,999           $--
Middle Atlantic                                            75,056          --                          85,680            --
East North Central                                         99,371       1,000                         103,713            --
Mountain                                                   74,347          --                          75,001            --
West North Central                                         88,961          --                          99,790            --
New England                                                25,229          --                          28,360            --
Pacific                                                    24,607          --                          25,759            --
West South Central                                         25,724          --                          26,889            --
East South Central                                         10,696          --                           7,156            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                            DECEMBER 31, 2003                           DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
PROPERTY TYPE                                              SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                 $139,417      $   --                        $159,176           $--
Apartments                                                113,746          --                         132,567            --
Office buildings                                          169,904       1,000                         171,799            --
Industrial buildings                                       60,275          --                          67,776            --
Hotels/motels                                              33,091          --                          35,421            --
Medical buildings                                          18,694          --                          24,476            --
Nursing/retirement homes                                    2,413          --                           2,707            --
Mixed use                                                   4,634          --                           4,425            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2003 and 2002 was not material.

                                                                        -- 12 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Mortgage loan findings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan.

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $321,420       $239,084      $211,920
Income on mortgage loans on real estate                                                 42,482         47,697        54,723
Other                                                                                   11,600          8,874         6,498
---------------------------------------------------------------------------------------------------------------------------
                                                                                       375,502        295,655       273,141
Less investment expenses                                                                 3,308          3,588         1,423
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $372,194       $292,067      $271,718
===========================================================================================================================

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $26,163        $ 6,068      $(84,770)
Mortgage loans on real estate                                                            3,450         (5,744)       (1,263)
Other                                                                                   (4,508)          (321)       (3,887)
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $25,105        $     3      $(89,920)
===========================================================================================================================

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                            $260,577       $217,923      $198,622
Capitalization of expenses                                                             120,890        114,149        64,795
Amortization                                                                           (45,605)       (48,469)      (45,494)
Change in unrealized investment gains and losses                                        10,104        (23,026)           --
---------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                  $345,966       $260,577      $217,923
===========================================================================================================================

4. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                             $ 3,371       $(15,096)     $ 11,803
   Deferred                                                                             15,420         (3,725)      (34,562)
---------------------------------------------------------------------------------------------------------------------------
                                                                                        18,791        (18,821)      (22,759)
State income taxes-current                                                                 284            334           551
---------------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit)                                                           $19,075       $(18,487)     $(22,208)
===========================================================================================================================

Income tax expense (benefit) differs from that computed by using the federal statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                               2003                       2002                         2001
(DOLLARS IN THOUSANDS)                                 PROVISION      RATE       PROVISION       RATE          PROVISION      RATE
------------------------------------------------------------------------------------------------------------------------------------
Federal income taxes based on the statutory rate        $19,846       35.0%      $(18,262)      (35.0)%        $(22,378)     (35.0)%
Tax-exempt interest and dividend income                    (485)      (0.8)           (62)       (0.1)               (3)        --
State taxes, net of federal benefit                         184        0.3            217         0.4               358        0.6
Other, net                                                 (470)      (0.9)          (380)       (0.7)             (185)      (0.3)
------------------------------------------------------------------------------------------------------------------------------------
Total income taxes                                      $19,075       33.6%      $(18,487)      (35.4)%        $(22,208)     (34.7)%
====================================================================================================================================

                                                                        -- 13 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of American Enterprise Life's deferred income tax assets and liabilities as of December 31 are as follows:

(THOUSANDS)                                                                                             2002          2001
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                                                                   $ 64,080      $ 48,048
   Net unrealized losses on Available-for-Sale securities                                              10,688            --
   Investments, other                                                                                   3,252         3,154
   Other                                                                                                  412         6,049
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax assets                                                                       78,432        57,251
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax liabilities:
   Deferred policy acquisition costs                                                                   90,050        73,243
   Net unrealized gains on Available-for-Sale securities                                                   --         1,616
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                                                  90,050        74,859
---------------------------------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                                                  $(11,618)     $(17,608)
===========================================================================================================================

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

5. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $99.1 million and $101.5 million as of December 31, 2003 and 2002, respectively. Any dividend distributions in 2003 would require approval by the Indiana Department of Insurance.

Statutory net loss for the years ended December 31 and statutory capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                                                               2003          2002           2001
---------------------------------------------------------------------------------------------------------------------------
Statutory net gain (loss)                                                             $  6,483       $(85,113)     $(81,461)
Statutory capital and surplus                                                          495,816        493,339       303,501
---------------------------------------------------------------------------------------------------------------------------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The State of Indiana adopted the provisions of the revised manual without modification. The revised manual changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that American Enterprise Life uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $44.8 million to American Enterprise Life's statutory-basis capital and surplus as of January 1, 2001.

6. RELATED PARTY TRANSACTIONS

American Enterprise Life has no employees. Charges by IDS Life for the use of joint facilities, technology support, marketing services and other services aggregated $56.3 million, $44.5 million, and $34.7 million for the years ended December 31, 2003, 2002 and 2001, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003 and, as discussed in the "Separate account business" section of Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide fund management services other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. During the fourth quarter of 2003, $138 thousand was received by American Enterprise Life under this arrangement.

American Enterprise Life has entered into interest rate swaps and interest rate floors with IDS Life. See Note 8 for more details.

Included in other liabilities at December 31, 2003 and 2002 is $2.4 million and $1.5 million, respectively, payable to IDS Life for federal income taxes.

                                    -- 14 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50.0 million. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2003 or 2002.

8. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

At December 31, 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

Reinsurance contracts do not relieve American Enterprise Life from its primary obligation to policyholders.

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

9. DERIVATIVE FINANCIAL INSTRUMENTS

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. American Enterprise Life is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. American Enterprise Life monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of American Enterprise Life's counterparties are rated A or better by Moody's and Standard & Poor's.

American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($42.7 million) and ($72.5 million) at December 31, 2003 and 2002, respectively, and are included in Other liabilities. The interest rate floors had carrying amounts of $6.1 million and $15.9 million at December 31, 2003 and 2002, respectively, and are included in Other assets. The interest rate caps had carrying amounts of $nil and $8 thousand as of December 31, 2003 and 2002, respectively, and are included in Other assets. American Enterprise Life incurred ($11.6 million) and ($56.8 million) in derivative losses in 2003 and 2002, respectively, which are included in Other operating expenses. The decrease in derivative losses in 2003 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

                                    -- 15 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

American Enterprise Life discloses fair value information for financial instruments for which it is practicable to estimate that value. The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2003 and 2002 and require management judgment. These figures may not be indicative of their future fair values. Fair value of life insurance obligations, receivables and all non-financial instruments, such as DAC, are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented.

                                                                 2003                          2002
                                                       CARRYING       FAIR            CARRYING        FAIR
(THOUSANDS)                                             AMOUNT        VALUE            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Fixed maturities                                     $6,650,906    $6,650,906        $5,288,855    $5,288,855
Common stocks                                        $        6    $        6        $       --    $       --
Mortgage loans on real estate                        $  534,812    $  585,295        $  587,535    $  656,200
Derivatives                                          $    6,072    $    6,072        $   15,852    $   15,852
Cash and cash equivalents                            $    9,065    $    9,065        $1,118,692    $1,118,692
Separate account assets                              $1,108,160    $1,108,160        $  694,771    $  694,771
-------------------------------------------------------------------------------------------------------------

FINANCIAL LIABILITIES
Future policy benefits for fixed annuities             $6,623,247  $6,385,595        $5,388,765    $5,256,677
Derivatives                                            $   42,904  $   42,904        $   73,058    $   73,058
Separate account liabilities                           $1,107,211  $1,064,419        $  694,248    $  671,315
-------------------------------------------------------------------------------------------------------------

At December 31, 2003 and 2002, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $22.1 million and $23.2 million, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2003 and 2002. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2003 and 2002.

At December 31, 2003 and 2002, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $0.9 million and $0.5 million, respectively.

                                    -- 16 --

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts                              p.  3
Rating Agencies                                          p.  4
Principal Underwriter                                    p.  4
Independent Auditors                                     p.  4
Condensed Financial Information (Unaudited)              p.  5

Financial Statements

          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

APPENDIX: 8% PERFORMANCE CREDIT RIDER ADJUSTED
PARTIAL WITHDRAWAL

STEP ONE

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

     RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

   RPA ADJUSTED PARTIAL WITHDRAWALS  =  PW X RP
                                        -------
                                          CV

          PW = the partial withdrawal including any applicable withdrawal charge or MVA.
          CV = the contract value on the date of (but prior to) the partial withdrawal.
         RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

         EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

      EPA ADJUSTED PARTIAL WITHDRAWALS  = PW X EPA     EPA
                                          --------  X  ---
                                             CV        RPA

          PW = the partial withdrawal including any applicable withdrawal charge or MVA.
          CV = the contract value on the date of (but prior to) the partial withdrawal.
         EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.
         RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.


- On Jan. 1, 2004 you purchase the contract with a purchase payment of $100,000.

- On Jan. 1, 2010 you make an additional purchase payment in the amount of $100,000.


-  Contract values before any partial withdrawals are shown below.


-  On Jan. 1, 2007 you make a partial withdrawal in the amount of $10,000.

-  On Jan. 1, 2012 you make another partial withdrawal in the amount of $10,000.


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

NOTE: The shaded portion of the table indicates the five year exclusion period.


DATE                             TOTAL PURCHASE PAYMENTS               CONTRACT VALUE
-------------------------------------------------------------------------------------
Jan. 1, 2004                            $100,000                          $100,000
Jan. 1, 2005                             100,000                           110,000
Jan. 1, 2006                             100,000                           115,000
Jan. 1, 2007                             100,000                           120,000
Jan. 1, 2008                             100,000                           115,000
Jan. 1, 2009                             100,000                           120,000
Jan. 1, 2010                             200,000                           225,000
Jan. 1, 2011                             200,000                           230,000
Jan. 1, 2012                             200,000                           235,000
Jan. 1, 2013                             200,000                           230,000
Jan. 1, 2014                             200,000                           235,000


STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:


For the first partial withdrawal on Jan. 1, 2007:
      RPA before the partial withdrawal =                               RPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal      $10,000 X $100,000
                                                                        ------------------ = $8,333
      minus the RPA adjusted partial withdrawals for all previous            $120,000
      partial withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on Jan. 1, 2012:
      RPA before the partial withdrawal =                               RPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal      $10,000 X $191,667
                                                                        ------------------ = $8,156
      minus the RPA adjusted partial withdrawals for all previous            $235,000
      partial withdrawals = $200,000 - $8,333 = $191,667

STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on Jan. 1, 2007:
      EPA before the partial withdrawal =                               EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal      $10,000 X $100,000 X $100,000
                                                                        ------------------   -------- = $8,333
      AND the five-year exclusion period minus the EPA adjusted              $120,000        $100,000
      partial withdrawals for all previous partial
      withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on Jan. 1, 2012:
      EPA before the partial withdrawal =                               EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal      $10,000 X $91,667 X $91,667
                                                                        ------------------  ------- = $1,866
      AND the five-year exclusion period minus the EPA                       $235,000      $191,667
      adjusted partial withdrawals for all previous partial
      withdrawals = $100,000 - $8,333 = $91,667

STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

      PCRPW amount = $8,333 + $1,866 = $10,199


          AMERICAN EXPRESS SIGNATURE ONE VARIABLE ANNUITY -- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437


240192 J (4/04)

PROSPECTUS

APRIL 30, 2004

AMERICAN EXPRESS(R)

SIGNATURE ONE SELECT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)
           829 AXP Financial Center
           Minneapolis, MN 55474

           Telephone: (800) 333-3437
           (Home Office)


  AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:


American Express(R) Variable Portfolio Funds
AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products Trust(FTVIPT) - Class 2 Goldman Sachs Variable Insurance Trust (VIT)
Liberty Variable Investment Trust, Class B
MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service Shares
Putnam Variable Trust - Class IB Shares
The Universal Institutional Funds, Inc., Class II Shares
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust


Please read the prospectuses carefully and keep them for future reference.


The contract provides for purchase payment credits. Expense charges from contracts with purchase payment credits may be higher than charges for contracts without such credits. The amount of the credit may be more than offset by additional fees and charges associated with the credit. The credits may be reversed. (See "Purchase Payments Credits.")


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are complex investment vehicles. Before you invest, be sure to ask your registered representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.


The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


American Enterprise Life offers several different annuities which your registered representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                                      3
THE CONTRACT IN BRIEF                                                          5
EXPENSE SUMMARY                                                                7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                   12
FINANCIAL STATEMENTS                                                          14
THE VARIABLE ACCOUNT AND THE FUNDS                                            15
THE GUARANTEE PERIOD ACCOUNTS (GPAs)                                          23
BUYING YOUR CONTRACT                                                          25
CHARGES                                                                       27
VALUING YOUR INVESTMENT                                                       32
MAKING THE MOST OF YOUR CONTRACT                                              34
WITHDRAWALS                                                                   38
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                          38
CHANGING OWNERSHIP                                                            39
BENEFITS IN CASE OF DEATH                                                     39
OPTIONAL BENEFITS                                                             42
THE ANNUITY PAYOUT PERIOD                                                     51
TAXES                                                                         53
VOTING RIGHTS                                                                 56
SUBSTITUTION OF INVESTMENTS                                                   56
ABOUT THE SERVICE PROVIDERS                                                   57
ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE                         58
ADDITIONAL INFORMATION                                                        65
EXPERTS                                                                       65
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION              66
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION                  82
APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)                          84
APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE                   86
APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES                                     87
APPENDIX D: EXAMPLE -- DEATH BENEFITS                                         89
APPENDIX E: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER                 92
APPENDIX F: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS                      94
APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER              99
APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER        101


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "American Enterprise Life" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.


CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).


CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


-  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code


-  Roth IRAs under Section 408A of the Code

-  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments and purchase payment credits to the GPAs and/or subaccounts of the separate variable account under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use the contract as a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. But a qualified annuity has features other than tax deferral that may help you reach your retirement goals. You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your registered representative or to our home office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 15)

- the GPAs, which earn interest at rates declared when you make an allocation to that account. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (p. 23)

BUYING YOUR CONTRACT: Your registered representative will help you complete and submit an application. Applications are subject to acceptance at our home office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have limitations for making additional payments. (p. 25)


MINIMUM INITIAL PURCHASE PAYMENT
      $25,000

MINIMUM ADDITIONAL PURCHASE PAYMENT
      $50 for Systematic Investment Plans (SIPs).
      $100 for any other type of payment.

MAXIMUM TOTAL PURCHASE PAYMENTS*
      $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless an exception applies. You may establish automated transfers among the accounts. (p. 36)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Also, certain other restrictions may apply. (p.
38)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 39)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 39)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 42)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the tax-deferred retirement plan. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 51)

TAXES: Generally, your contract grows tax-deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 53)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(contingent deferred sales charge as a percentage of purchase payments withdrawn)

            YEARS FROM PURCHASE                    WITHDRAWAL CHARGE
              PAYMENT RECEIPT                         PERCENTAGE
                     1                                    8%
                     2                                    8
                     3                                    8
                     4                                    8
                     5                                    7
                     6                                    6
                     7                                    6
                     8                                    4
                     9                                    2
                     Thereafter                           0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")



IF YOUR AIR IS:                         THEN, YOUR DISCOUNT RATE PERCENT (%) IS:
3.5%                                                      6.6%
5.0                                                       8.1



THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE ONE OF THE FOUR DEATH BENEFIT GUARANTEES(1). THE DEATH BENEFIT YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEE YOU PAY. THE TABLE BELOW SHOWS THE DEATH BENEFIT GUARANTEES AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.



                                         MORTALITY AND           VARIABLE ACCOUNT           TOTAL VARIABLE
                                       EXPENSE RISK FEE        ADMINISTRATIVE CHARGE        ACCOUNT EXPENSE
ROP DEATH BENEFIT                           1.60%                      0.15%                     1.75%
MAV DEATH BENEFIT                           1.80                       0.15                      1.95
5% ACCUMULATION DEATH BENEFIT               1.95                       0.15                      2.10
ENHANCED DEATH BENEFIT                      2.00                       0.15                      2.15



(1) If both you and the annuitant are age 80 or older, the ROP Death Benefit will apply. If both you and the annuitant are age 79 or younger at contract issue, you may select any one of the above death benefits in states where approved. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                                   $ 40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM)) FEE(1)                                                0.25%*

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS) FEE(1)                                      0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE(2)                                             MAXIMUM: 2.50%       CURRENT: 0.55%*
(As a percentage of contract value charged annually on the contract anniversary.)

INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE(3)                                             MAXIMUM: 2.50%       CURRENT: 0.55%*
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE RIDER FEE(3)                    MAXIMUM: 2.75%       CURRENT: 0.70%*
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE RIDER FEE(3)  MAXIMUM: 3.00%       CURRENT: 0.75%*


(As a percentage of the Guaranteed Income Benefit Base charged annually on the contract anniversary.)


* This fee applies only if you elect this optional feature.

(1) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit. May not be available in all states.

(2) Available if you and the annuitant are age 79 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or any Income Assurer Benefit(SM) rider. May not be available in all states.

(3) Available if the annuitant is age 75 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or the Guarantor(SM) Withdrawal Benefit rider. May not be available in all states.

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                                MINIMUM     MAXIMUM
Total expenses before contractual fee waivers and/or expense reimbursements      .64%        2.04%



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                        GROSS TOTAL
                                                                     MANAGEMENT    12b-1     OTHER        ANNUAL
                                                                        FEES       FEES     EXPENSES     EXPENSES
AXP(R) Variable Portfolio
     Capital Resource Fund                                              .64%       .13%       .08%        .85%(1)
     Cash Management Fund                                               .51        .13        .06         .70(1)
     Diversified Bond Fund                                              .60        .13        .08         .81(1)
     Diversified Equity Income Fund                                     .53        .13        .10         .76(1)
     Emerging Markets Fund                                             1.13        .13        .78        2.04(2)
     Equity Select Fund                                                 .68        .13        .25        1.06(1)
     Growth Fund                                                        .65        .13        .21         .99(1)
     High Yield Bond Fund                                               .62        .13        .08         .83(1)
     Income Opportunities Fund                                          .69        .13        .27        1.09(3)
     International Fund                                                 .84        .13        .09        1.06(1)
     Large Cap Value Fund                                               .63        .13        .43        1.19(3)
     NEW DIMENSIONS FUND(R)                                             .62        .13        .07         .82(1)
     Partners Select Value Fund                                         .81        .13        .46        1.40(3)
     Partners Small Cap Value Fund                                      .99        .13        .43        1.55(1)
     S&P 500 Index Fund                                                 .29        .13        .22         .64(2)
     Short Duration U.S. Government Fund                                .61        .13        .08         .82(1)


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                           GROSS TOTAL
                                                                     MANAGEMENT    12b-1     OTHER           ANNUAL
                                                                        FEES       FEES     EXPENSES        EXPENSES
AIM V.I.
     AIM V.I. Basic Value Fund, Series II Shares                        .73%       .25%       .31%      1.29%(4)
     AIM V.I. Capital Development Fund, Series II Shares                .75        .25        .38       1.38(4)
     AIM V.I. Mid Cap Core Equity Fund, Series II Shares                .73        .25        .34       1.32(4)
AllianceBernstein Variable Products Series Fund, Inc.
     AllianceBernstein VP Growth and Income Portfolio (Class B)         .63        .25        .03        .91(5)
     AllianceBernstein VP International Value Portfolio (Class B)      1.00        .25        .49       1.74(6)
     AllianceBernstein VP Total Return Portfolio (Class B)              .63        .25        .17       1.05(5)
American Century(R) Variable Portfolios, Inc.
     VP Inflation Protection, Class II                                  .50        .25         --        .75(7),(8)
     VP International, Class II                                        1.23        .25        .01       1.49(7),(9)
     VP Ultra, Class II                                                 .90        .25        .01       1.16(7)
     VP Value, Class II                                                 .85        .25         --       1.10(7)
Dreyfus
     Investment Portfolios Midcap Stock Portfolio,
       Service Share Class                                              .75        .25        .06       1.06(10)
     Investment Portfolios Technology Growth Portfolio,
       Service Share Class                                              .75        .25        .13       1.13(5)
     Variable Investment Fund Appreciation Portfolio,
       Service Share Class                                              .75        .25        .05       1.05(5)
     Variable Investment Fund International Value Portfolio,
       Service Share Class                                             1.00        .25        .49       1.74(10)
Fidelity(R) VIP
     Contrafund(R) Portfolio Service Class 2                            .58        .25        .10        .93(11)
     Growth Portfolio Service Class 2                                   .58        .25        .09        .92(12)
     Investment Grade Bond Portfolio Service Class 2                    .43        .25        .11        .79(13)
     Mid Cap Portfolio Service Class 2                                  .58        .25        .12        .95(11)
     Overseas Portfolio Service Class 2                                 .73        .25        .18       1.16(11)
FTVIPT
     Franklin Income Securities Fund - Class 2                          .48        .25        .03        .76(14),(15)
     Franklin Rising Dividends Securities Fund - Class 2                .74        .25        .03       1.02(14),(15),(16)
     Franklin Small Cap Fund - Class 2                                  .51        .25        .29       1.05(15),(16)
     Mutual Shares Securities Fund - Class 2                            .60        .25        .20       1.05(15)
     Templeton Global Income Securities Fund - Class 2                  .63        .25        .13       1.01(14)
     Templeton Growth Securities Fund - Class 2                         .81        .25        .07       1.13(14),(15)
Goldman Sachs VIT
     Mid Cap Value Fund                                                 .80         --        .11        .91(17)
Liberty
     Colonial Small Cap Value Fund, Variable Series, Class B            .80        .25        .41       1.46(18)
     Columbia High Yield Fund, Variable Series, Class B                 .60        .25        .31       1.16(19)
MFS(R)
     Investors Growth Stock Series - Service Class                      .75        .25        .13       1.13(20),(21)
     New Discovery Series - Service Class                               .90        .25        .14       1.29(20),(21)
     Total Return Series - Service Class                                .75        .25        .09       1.09(20)
     Utilities Series - Service Class                                   .75        .25        .17       1.17(20),(21)


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                        GROSS TOTAL
                                                                     MANAGEMENT    12b-1     OTHER        ANNUAL
                                                                        FEES       FEES     EXPENSES     EXPENSES
Oppenheimer Variable Account Funds
     Capital Appreciation Fund/VA, Service Shares                       .65%       .25%       .04%        .94%(5)
     Global Securities Fund/VA, Service Shares                          .63        .25        .05         .93(5)
     Main Street Small Cap Fund/VA, Service Shares                      .75        .25        .23        1.23(5)
     Strategic Bond Fund/VA, Service Shares                             .72        .25        .05        1.02(5)
Putnam Variable Trust
     Putnam VT Health Sciences Fund - Class IB Shares                   .70        .25        .14        1.09(5)
     Putnam VT International Equity Fund - Class IB Shares              .76        .25        .18        1.19(5)
     Putnam VT Small Cap Value Fund - Class IB Shares                   .79        .25        .12        1.16(5)
     Putnam VT Vista Fund - Class IB Shares                             .65        .25        .11        1.01(5)
Van Kampen
     Life Investment Trust Comstock Portfolio Class II Shares           .60        .25        .05         .90(5)
     UIF U.S. Real Estate Portfolio Class II Shares                     .80        .35        .31        1.46(22)
Wanger
     International Small Cap                                           1.22         --        .19        1.41(23)
     U.S. Smaller Companies                                             .93         --        .05         .98(23)



We or an affiliate may receive all or part of the 12b-1 fees charged by a fund at the rate disclosed in the table above, and in the fund's prospectus, for distribution services we or an affiliate provide. We may also receive compensation from an adviser, distributor or other affiliate of a fund for administrative services we or an affiliate provide. The rate of compensation we receive from a fund for these services may be based on fund assets attributable to the contracts and to other variable insurance products that we and our affiliates issue. Depending on the amount of average daily net assets invested in the fund, the amounts paid may be significant.

(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2003.
(2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2003. Through April 30, 2004, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 1.75% for AXP(R) Variable Portfolio - Emerging Markets Fund, 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.
(3) The Fund's expense figures are based on estimated expenses, before fee waivers and expense reimbursements. Through Aug. 31, 2004, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.99% for AXP(R) Variable Portfolio - Income Opportunities Fund, 1.05% for AXP(R) Variable Portfolio
     - Large Cap Value Fund and 1.15% for AXP(R) Variable Portfolio - Partners Select Value Fund average daily net assets.
(4) Figures shown in the table are for the year ended Dec. 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.
(5) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003.
(6)  For all of 2003, AllianceBernstein VP International Value Portfolio (Class
     B) was capped at 1.45%. The cap will be removed effective on May 1, 2004. After such waivers, "Management fees," "Other expenses" and "Gross total annual expenses" would be 0.80%, 0.40% and 1.45%.
(7) The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.
(8) An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
(9) International investing involves special risks including political instability and currency fluctuations.
(10) The expenses are shown before portfolio adviser's waiver of fees or reimbursement of expenses for the fiscal year ended Dec. 31, 2003. After waiver of fees or reimbursements, expense will not exceed 1.00% for Dreyfus IP Midcap Stock Portfolio, Service Share Class and 1.40% for Dreyfus VIF International Value, Service Share Class. The adviser has agreed to continue this expense reimbursement until Dec. 31, 2004.
(11) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.
(12) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the Fund's expenses. These offsets may be discontinued at any time.
(13) Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.
(14) The Fund administration fee is paid indirectly through the management fee.
(15) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.
(16) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.01%) and 1.01% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and (0.04%) and 1.01% for FTVIPT Franklin Small Cap Fund - Class 2.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

(17) The adviser has voluntarily agreed to limit "Other Expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Because of assets levels for the period ended Dec. 31, 2003, there were no expense reductions and limitations for the Goldman Sachs VIT Mid Cap Value Fund for the period covered by their annual reports. In no event would the "Other expenses" for the Goldman Sachs VIT Mid Cap Value Fund exceed 0.25% of the Fund's average daily net assets. The expense limitation for the Goldman Sachs VIT Mid Cap Value Fund may be discontinued or modified by the Investment Adviser at its discretion at anytime.
(18) The Fund's distributor has voluntarily agreed to waive the 12b-1 fee for Class B shares. If this waiver were reflected in the table the 12b-1 fee for Class B shares would be 0.00%. In addition, the Fund's advisor has voluntarily agreed to waive 0.11% of other expenses. If this waiver were reflected in the table, other expenses would be 0.30% and gross total annual expenses would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.
(19) Management fees have been restated to reflect the discontinuance of the administration fee for the Fund effective Nov. 1, 2003. The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares. If this waiver were reflected in the table the 12b-1 fee for Class B shares would be 0.06%. In addition, the Fund's advisor has voluntarily agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses would be 0.04% and gross total annual expenses would be 0.70%. This arrangement may be modified or terminated by the advisor at any time.
(20) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).
(21) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.12% for Investors Growth Stock Series, 1.28% for New Discovery Series and 1.16% for Utilities Series.
(22) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. For the year ended Dec. 31, 2003, the management fee is reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed 1.35%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Additionally, the distributor has also agreed to waive 0.10% of the 12b-1 fee for class II shares. After such reductions, "Management fees," "Other expenses" and "Gross total annual expenses" respectively, for U.S. Real Estate Portfolio Class II were 0.79%, 0.25%, 0.31% and 1.35%.
(23) Figures in "Management fees," "12b-1 fees," "Other expenses," and "Gross total annual expenses" are based on actual expenses for the fiscal year ended Dec. 31, 2003. Columbia Wanger Asset Management, L.P. will reimburse the Fund if its annual operating expenses exceed 2% of average daily net assets. This commitment expires on April 30, 2004.


EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                                          IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                 IF YOU WITHDRAW YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                           AT THE END OF THE APPLICABLE TIME PERIOD:    AT THE END OF THE APPLICABLE TIME PERIOD:
                                           1 YEAR     3 YEARS    5 YEARS    10 YEARS    1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                          $1,882.85  $4,107.45  $5,323.14  $10,812.45  $1,082.85  $3,307.45  $4,623.14  $10,812.45



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                                          IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                 IF YOU WITHDRAW YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                           AT THE END OF THE APPLICABLE TIME PERIOD:    AT THE END OF THE APPLICABLE TIME PERIOD:
                                           1 YEAR     3 YEARS    5 YEARS    10 YEARS    1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                          $1,047.85  $1,562.44  $2,003.32  $ 2,779.45  $  247.85  $  762.44  $1,303.32  $ 2,779.45



* In these examples, the $30 contract administrative charge is estimated as a ..028% charge. This estimate is based on administrative contract charges collected during the year under a similar class of contracts we no longer offer in states where the contracts described in the prospectus have been approved for sale but under which we continue to accept purchase payments. We divided the total amount of such charges by the total average net assets attributable to those contracts.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for some of the subaccounts because they are new and do not have any history. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.75% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                                                        2003
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UCMG9 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.00
Number of accumulation units outstanding at end of period (000 omitted)                                                       23

SUBACCOUNT UBND9 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.01
Number of accumulation units outstanding at end of period (000 omitted)                                                       19

SUBACCOUNT UDEI9 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                        4

SUBACCOUNT UESL9 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

SUBACCOUNT UGRO9 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GROWTH FUND) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

SUBACCOUNT UNDM9 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                       13

SUBACCOUNT USVA9 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                                        1

SUBACCOUNT USPF9 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

SUBACCOUNT UFIF9 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.00
Number of accumulation units outstanding at end of period (000 omitted)                                                       32

SUBACCOUNT UABA9 (INVESTING IN SHARES OF AIM V.I. BASIC VALUE FUND, SERIES II SHARES) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                        7

SUBACCOUNT UAAD9 (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                        2


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

YEAR ENDED DEC. 31,                                                                                                        2003
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UGIP9 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B)) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

SUBACCOUNT UAGR9 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP TOTAL RETURN PORTFOLIO (CLASS B)) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

SUBACCOUNT UFCO9 (INVESTING IN SHARES OF FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                       52

SUBACCOUNT UFGR9 (INVESTING IN SHARES OF FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                        1

SUBACCOUNT UFMC9 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                       25

SUBACCOUNT UFOV9 (INVESTING IN SHARES OF FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

SUBACCOUNT USMC9 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

SUBACCOUNT UMSS9 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                                       48

SUBACCOUNT UGRS9 (INVESTING IN SHARES OF MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

SUBACCOUNT UNDS9 (INVESTING IN SHARES OF MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $0.98
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

SUBACCOUNT UTRS9 (INVESTING IN SHARES OF MFS(R) TOTAL RETURN SERIES - SERVICE CLASS) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                                       68

SUBACCOUNT USUT9 (INVESTING IN SHARES OF MFS(R) UTILITIES SERIES - SERVICE CLASS) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

SUBACCOUNT UOCA9 (INVESTING IN SHARES OF OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                                        5

SUBACCOUNT UOGS9 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                       --


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

YEAR ENDED DEC. 31,                                                                                                        2003
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UOSM9 (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                       14

SUBACCOUNT USTB9 (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                        6

SUBACCOUNT UHSC9 (INVESTING IN SHARES OF PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

SUBACCOUNT UIGR9 (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                        6

SUBACCOUNT UVIS9 (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB SHARES) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.00
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

SUBACCOUNT UVCP9 (INVESTING IN SHARES OF VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES) (11/6/2003)
Accumulation unit value at beginning of period                                                                             $1.00
Accumulation unit value at end of period                                                                                   $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                       10


FINANCIAL STATEMENTS

You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus. The SAI does not include the audited financial statements for some subaccounts because they are new and do not have any activity as of the date of the financial statements.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT: The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.


Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.


We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.


We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include financial and distribution considerations that benefit us and/or the selling firms that distribute this contract.

Purchase payments and contract values invested in the AXP(R) Variable Portfolio Funds and the other funds we select are generally more profitable for us and our affiliates. We or one of our affiliates may receive compensation from the funds including, but not limited to, 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds").

A broker dealer affiliate of ours may distribute publicly-traded retail mutual funds that are managed by the same investment manager or adviser as one or more of the underlying funds. Similarly, the same unaffiliated investment manager or adviser may subadvise both publicly-traded retail mutual funds sponsored by one of our affiliates as well as certain portfolios of the AXP(R) Variable Portfolio Funds, which may or may not be available under the contract.

Some of these arrangements or relationships may also influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.


All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                        INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -      Capital appreciation. Invests primarily in U.S. common    American Express Financial
Capital Resource Fund            stocks of companies with market capitalization of at      Corporation (AEFC)
                                 least $5 billion.

AXP(R) Variable Portfolio -      Maximum current income consistent with liquidity and      AEFC
Cash Management Fund             stability of principal. Invests primarily in money
                                 market instruments, such as marketable debt obligations
                                 issued by the U.S. government or its agencies, bank
                                 certificates of deposit, bankers' acceptances, letters
                                 of credit, and commercial paper, including asset-backed
                                 commercial paper.

AXP(R) Variable Portfolio -      High level of current income while attempting to          AEFC
Diversified Bond Fund            conserve the value of the investment and continuing a
                                 high level of income for the longest period of time.
                                 Under normal market conditions, the Fund invests at
                                 least 80% of its net assets in bonds and other debt
                                 obligations.

AXP(R) Variable Portfolio -      High level of current income and, as a secondary goal,    AEFC
Diversified Equity Income Fund   steady growth of capital. Under normal market
                                 conditions, the Fund invests at least 80% of its net
                                 assets in dividend-paying common and preferred stocks.

AXP(R) Variable Portfolio -      Long-term capital growth. Under normal market             AEFC, adviser; American Express
Emerging Markets Fund            conditions, the Fund invests at least 80% of its net      Asset Management International,
                                 assets in equity securities of emerging market            Inc., a wholly-owned subsidiary
                                 companies.                                                of AEFC, subadviser.

AXP(R) Variable Portfolio -      Growth of capital. Under normal market conditions, the    AEFC
Equity Select Fund               Fund invests at least 80% of its net assets in equity
                                 securities of medium-sized companies.

AXP(R) Variable Portfolio -      Long-term capital growth. Invests primarily in common     AEFC
Growth Fund                      stocks that appear to offer growth opportunities.

AXP(R) Variable Portfolio -      High current income, with capital growth as a secondary   AEFC
High Yield Bond Fund             objective. Under normal market conditions, the Fund
                                 invests at least 80% of its net assets in
                                 high-yielding, high-risk corporate bonds (junk bonds)
                                 issued by U.S. and foreign companies and governments.

AXP(R) Variable Portfolio -      High total return through current income and capital      AEFC
Income Opportunities Fund(1)     appreciation. Under normal market conditions, invests
                                 primarily in income-producing debt securities,
                                 preferred stocks and convertible securities with an
                                 emphasis on the higher rated segment of the high-yield
                                 (junk bond) market.

AXP(R) Variable Portfolio -      Capital appreciation. Invests primarily in equity         AEFC, adviser; American Express
International Fund               securities of foreign issuers that offer strong growth    Asset Management International,
                                 potential.                                                Inc., a wholly-owned subsidiary
                                                                                           of AEFC, subadviser.



(1) The registration statement for this fund is not effective yet. It has been filed with the Securities and Exchange Commission. Check with your registered representative for the actual effective date, expected to be on or about June 1, 2004.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                        INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -      Long-term growth of capital. Under normal market          AEFC
Large Cap Value Fund             conditions, the fund invests at least 80% of its net
                                 assets in equity securities of companies with a market
                                 capitalization greater than $5 billion at the time of
                                 purchase.

AXP(R) Variable Portfolio -      Long-term growth of capital. Invests primarily in         AEFC
NEW DIMENSIONS FUND(R)           common stocks showing potential for significant growth.

AXP(R) Variable Portfolio -      Long-term growth of capital. Invests primarily in         AEFC, advisor; GAMCO
Partners Select Value Fund       common stocks, preferred stocks and securities            Investors, Inc., subadvisor.
                                 convertible into common stocks that are listed on a
                                 nationally recognized securities exchange or traded on
                                 the NASDAQ National Market System of the National
                                 Association of Securities Dealers. The Fund invests in
                                 midcap companies as well as companies with larger and
                                 smaller market capitalizations.

AXP(R) Variable Portfolio -      Long-term capital appreciation. Non-diversified mutual    AEFC, adviser; Goldman Sachs
Partners Small Cap Value Fund    fund that invests primarily in equity securities. Under   Asset Management, L.P., Royce &
                                 normal market conditions, at least 80% of its net         Associates, LLC, Donald Smith &
                                 assets will be invested in companies with market          Co., Inc., Franklin Portfolio
                                 capitalization of less than $2 billion, which also        Associates LLC and Barrow,
                                 includes micro capitalization companies with market       Hanley, Mewhinney & Strauss,
                                 capitalization of less than $400 million, at the time     Inc., subadvisers.
                                 of investment.

AXP(R) Variable Portfolio -      Long-term capital appreciation. Non-diversified mutual    AEFC
S&P 500 Index Fund               fund that invests primarily in securities of
                                 large-capitalization stocks of U.S. companies that are
                                 expected to provide investment results that correspond
                                 to the performance of the S&P 500(R) Index.

AXP(R) Variable Portfolio -      A high level of current income and safety of principal    AEFC
Short Duration U.S.              consistent with an investment in U.S. government and
Government Fund                  government agency securities. Under normal market
                                 conditions, at least 80% of the Fund's net assets are
                                 invested in securities issued or guaranteed as to
                                 principal and interest by the U.S. government, its
                                 agencies or instrumentalities.

AIM V.I. Basic Value Fund,       Long-term growth of capital. Invests at least 65% of      A I M Advisors, Inc.
Series II Shares                 its total assets in equity securities of U.S. issuers
                                 that have market capitalizations of greater than $500
                                 million and are believed to be undervalued in relation
                                 to long-term earning power or other factors. The fund
                                 may invest 25% of its assets in foreign securities.

AIM V.I. Capital Development     Long-term growth of capital. Invests primarily in         A I M Advisors, Inc.
Fund, Series II Shares           securities (including common stocks, convertible
                                 securities and bonds) of small- and medium-sized
                                 companies. The Fund may invest up to 25% of its assets
                                 in foreign securities.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                        INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity     Long-term growth of capital. Invests normally at least    A I M Advisors, Inc.
Fund, Series II Shares           80% of its total assets in equity securities, including
                                 convertible securities, of medium sized companies. The
                                 fund may invest up to 20% of its net assets in equity
                                 securities of companies in other market capitalization
                                 ranges or in investment grade debt securities. The fund
                                 may also invest up to 25% of its total assets in
                                 foreign securities.

AllianceBernstein VP Growth      Reasonable current income and reasonable appreciation.    Alliance Capital Management L.P.
and Income Portfolio (Class B)   Invests primarily in dividend-paying common stocks of
                                 good quality.

AllianceBernstein VP             Long-term growth of capital. Invests primarily in a       Alliance Capital Management L.P.
International Value Portfolio    diversified portfolio of foreign equity securities.
(Class B)

AllianceBernstein VP Total       Achieve a high return through a combination of current    Alliance Capital Management L.P.
Return Portfolio (Class B)       income and capital appreciation. Invests primarily in
                                 U.S. government and agency obligations, bonds,
                                 fixed-income senior securities (including short-and
                                 long-term debt securities and preferred stocks to the
                                 extent their value is attributable to their
                                 fixed-income characteristics), and common stocks.

American Century(R)              Pursues long-term total return using a strategy that      American Century Investment
VP  Inflation Protection,        seeks to protect against U.S. inflation.                  Management, Inc.
Class II

American Century(R)              Long-term capital growth. Invests primarily in stocks     American Century Investment
VP International, Class II       of growing foreign companies in developed countries.      Management, Inc.

American Century(R)              Long-term capital growth. Invests primarily in U.S.       American Century Investment
VP Ultra, Class II               companies, but there is no limit on the amount of         Management, Inc.
                                 assets the Fund can invest in foreign companies.

American Century(R)              Long-term capital growth, with income as a secondary      American Century Investment
VP Value, Class II               objective. Invests primarily in stocks of companies       Management, Inc.
                                 that management believes to be undervalued at the time
                                 of purchase.

Colonial Small Cap Value Fund,   The Fund seeks long-term growth by investing primarily    Columbia Wanger Asset
Variable Series, Class B         in smaller capitalization (small-cap) equities. Under     Management, L.P.
                                 normal market conditions, the Fund invests at least 80%
                                 of its net assets (plus any borrowings for investment
                                 purposes) in small-cap stocks of U.S. companies. The
                                 remainder of the Fund's assets may be invested in
                                 stocks, or in bonds that are rated or considered by the
                                 Fund's investment advisor to be investment-grade. When
                                 purchasing securities for the Fund, the advisor
                                 generally chooses securities of companies it believes
                                 are undervalued. The Fund may invest up to 10% of its
                                 assets in foreign securities.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                        INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------
Columbia High Yield Fund,        High level of current income with capital appreciation    Columbia Management Advisors,
Variable Series, Class B         as a secondary objective. The Fund normally invests at    Inc., adviser.
                                 least 80% of its net assets (plus any borrowings for
                                 investment purposes) in high yielding corporate debt
                                 securities, such as bonds, debentures and notes that
                                 are rated below investment grade.

Dreyfus Investment Portfolios    The portfolio seeks investment results that are greater   The Dreyfus Corporation
Midcap Stock Portfolio,          than the total return performance of publicly traded
Service Share Class              common stocks of medium-sized domestic companies in the
                                 aggregate, as represented by the Standard & Poor's
                                 Midcap 400 Index. The portfolio normally invests at
                                 least 80% of its assets in stocks of mid-size
                                 companies. The portfolio invests in growth and value
                                 stocks, which are chosen through a disciplined
                                 investment process that combines computer modeling
                                 techniques, fundamental analysis and risk management.
                                 Consistency of returns compared to the S&P 400 is a
                                 primary goal of the investment process. The portfolio's
                                 stock investments may include common stocks, preferred
                                 stocks, convertible securities and depository receipts,
                                 including those issued in initial public offerings or
                                 shortly thereafter.

Dreyfus Investment Portfolios    Seeks capital appreciation. The Fund invests, under       The Dreyfus Corporation
Technology Growth Portfolio,     normal circumstances, at least 80% of its assets in the
Service Share Class              stocks of growth companies of any size that Dreyfus
                                 believes to be leading producers or beneficiaries of
                                 technological innovation. Up to 25% of the portfolio's
                                 assets may be invested in foreign securities. The
                                 portfolio's stock investments may include common
                                 stocks, preferred stocks and convertible securities.

Dreyfus Variable Investment      Long-term capital growth consistent with the              The Dreyfus Corporation -- Fayez
Fund Appreciation Portfolio,     preservation of capital; current income is a secondary    Sarofim & Co. is the
Service Share Class              goal. The portfolio invests in common stocks focusing     portfolio's sub-investment
                                 on "blue chip" companies with total market                advisor.
                                 capitalizations of more than $5 billion at the time of
                                 purchase, including multinational companies. These
                                 established companies have demonstrated sustained
                                 patterns of profitability, strong balance sheets, an
                                 expanding global presence and the potential to achieve
                                 predictable, above average earnings growth.

Dreyfus Variable Investment      The portfolio seeks long-term capital growth. The         The Dreyfus Corporation
Fund International Value         portfolio normally invests at least 80% of its assets
Portfolio, Service Share Class   in stocks. The portfolio ordinarily invests most of its
                                 assets in securities of foreign companies. The
                                 portfolio's stock investments may include common
                                 stocks, preferred stocks and convertible securities,
                                 including those purchased in initial public offerings
                                 or shortly thereafter the portfolio may invest in
                                 companies of any size. The portfolio may also invest in
                                 companies located in emerging markets.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                        INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R)    Seeks long-term capital appreciation. Normally invests    Fidelity Management & Research
Portfolio Service Class 2        primarily in common stocks. Invests in securities of      Company (FMR), investment
                                 companies whose value it believes is not fully            manager; FMR U.K. and FMR Far
                                 recognized by the public. Invests in either "growth"      East, sub-investment advisers.
                                 stocks or "value" stocks or both. The fund invests in
                                 domestic and foreign issuers.

Fidelity(R) VIP Growth           Seeks to achieve capital appreciation. Normally invests   FMR, investment manager; FMR
Portfolio Service Class 2        primarily in common stocks. Invests in companies that     U.K., FMR Far East,
                                 it believes have above-average growth potential (stocks   sub-investment advisers.
                                 of these companies are often called "growth" stocks).
                                 The Fund invests in domestic and foreign issuers.

Fidelity(R) VIP Investment       Seeks as high of a level of current income as is          FMR, investment manager; FMR
Grade Bond Portfolio Service     consistent with the preservation of capital. Normally     U.K., FMR Far East,
Class 2                          invests at least 80% of assets in investment-grade debt   sub-investment advisers.
                                 securities of all types and repurchase agreements for
                                 those securities.

Fidelity(R) VIP Mid Cap          Seeks long-term growth of capital. Normally invests       FMR, investment manager; FMR
Portfolio Service Class 2        primarily in common stocks. Normally invests at least     U.K., FMR Far East,
                                 80% of assets in securities of companies with medium      sub-investment advisers.
                                 market capitalizations. May invest in companies with
                                 smaller or larger market capitalizations. Invests in
                                 domestic and foreign issuers. The Fund invests in
                                 growth or value common stocks.

Fidelity(R) VIP Overseas         Seeks long-term growth of capital. Normally invests       FMR, investment manager; FMR
Portfolio Service Class 2        primarily in common stocks of foreign securities.         U.K., FMR Far East, Fidelity
                                 Normally invests at least 80% of assets in non-U.S.       International Investment
                                 securities.                                               Advisors (FIIA) and FIIA U.K.,
                                                                                           sub-investment advisers.

FTVIPT Franklin Income           Seeks to maximize income while maintaining prospects      Franklin Advisers, Inc.
Securities Fund - Class 2        for capital appreciation. The Fund normally invests in
                                 debt and equity securities.

FTVIPT Franklin Rising           Seeks long-term capital appreciation, with preservation   Franklin Advisers, Inc.
Dividends Securities Fund -      of capital as an important consideration. The Fund
Class 2                          normally invests at least 80% of its net assets in
                                 investments of companies that have paid rising
                                 dividends.

FTVIPT Franklin Small Cap        Seeks long-term capital growth. The Fund normally         Franklin Advisers, Inc.
Fund - Class 2                   invests at least 80% of its net assets in investments
                                 of small capitalization companies. For this Fund,
                                 small-cap companies are those with market
                                 capitalization values not exceeding (i) $1.5 billion or
                                 (ii) the highest market capitalization value in the
                                 Russell 2000(R) Index, whichever is greater, at the
                                 time of purchase.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                        INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares             Seeks capital appreciation, with income as a secondary    Franklin Mutual Advisers, LLC
Securities Fund - Class 2        goal. The Fund normally invests mainly in U.S. equity
                                 securities that the Fund's manager believes are
                                 available at market prices less than their value based
                                 on certain recognized or objective criteria, including
                                 undervalued stocks, merger/risk arbitrage securities
                                 and distressed companies.

FTVIPT Templeton Global Income   Seeks high current income, consistent with preservation   Franklin Advisers, Inc.
Securities Fund - Class 2        of capital, with capital appreciation as a secondary
                                 consideration. The Fund normally invests mainly in debt
                                 securities of governments and their political
                                 subdivisions and agencies, supranational organizations
                                 and companies located anywhere in the world, including
                                 emerging markets. The Fund focuses on investment grade
                                 debt securities, but may also invest in lower-rated
                                 debt, including high yield "junk bonds."

FTVIPT Templeton Growth          Seeks long-term capital growth. The Fund normally         Franklin Advisers, Inc.
Securities Fund - Class 2        invests mainly in equity securities of companies
                                 located anywhere in the world, including those in the
                                 U.S. and in emerging markets.

Goldman Sachs VIT Mid Cap        The Goldman Sachs VIT Mid Cap Value Fund seeks            Goldman Sachs Asset
Value Fund                       long-term capital appreciation. The Fund invests, under   Management, L.P.
                                 normal circumstances, at least 80% of its net assets
                                 plus any borrowing for investment purposes (measured at
                                 time of purchase) in a diversified portfolio of equity
                                 investments in mid-capitalization issuers within the
                                 range of the market capitalization of companies
                                 constituting the Russell Midcap Value Index at the time
                                 of investments in mid-cap issuers with public stock
                                 market capitalization (based upon shares available for
                                 trading on an unrestricted basis) within the range of
                                 the market capitalization of companies constituting the
                                 Russell Midcap Value Index at the time of investment.
                                 If the market capitalization of a company held by the
                                 Fund moves outside this range, the Fund may, but is not
                                 required to, sell the securities.

MFS(R) Investors Growth Stock    Long-term growth of capital and future income. Invests    MFS Investment Management(R)
Series - Service Class           at least 80% of its net assets in common stocks and
                                 related securities of companies which MFS(R) believes
                                 offer better than average prospects for long-term
                                 growth.

MFS(R) New Discovery Series -    Capital appreciation. Invests in at least 65% of its      MFS Investment Management(R)
Service Class                    net assets in equity securities of emerging growth
                                 companies.

MFS(R) Total Return Series -     Above-average income consistent with the prudent          MFS Investment Management(R)
Service Class                    employment of capital, with growth of capital and
                                 income as a secondary objective. Invests primarily in a
                                 combination of equity and fixed income securities.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                        INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series -        Capital growth and current income. Invests primarily in   MFS Investment Management(R)
Service Class                    equity and debt securities of domestic and foreign
                                 companies in the utilities industry.

Oppenheimer Capital              Capital appreciation. Invests in securities of            OppenheimerFunds, Inc.
Appreciation Fund/VA,            well-known, established companies.
Service Shares

Oppenheimer Global Securities    Long-term capital appreciation. Invests mainly in         OppenheimerFunds, Inc.
Fund/VA, Service Shares          common stocks of U.S. and foreign issuers that are
                                 "growth-type" companies, cyclical industries and
                                 special situations that are considered to have
                                 appreciation possibilities.

Oppenheimer Main Street Small    Seeks capital appreciation. Invests mainly in common      OppenheimerFunds, Inc.
Cap Fund/VA, Service Shares      stocks of small-capitalization U.S. companies that the
                                 fund's investment manager believes have favorable
                                 business trends or prospects.

Oppenheimer Strategic Bond       High level of current income principally derived from     OppenheimerFunds, Inc.
Fund/VA, Service Shares          interest on debt securities. Invests mainly in three
                                 market sectors: debt securities of foreign governments
                                 and companies, U.S. government securities and
                                 lower-rated high yield securities of U.S. and foreign
                                 companies.

Putnam VT Health Sciences        Capital appreciation. The fund pursues its goal by        Putnam Investment
Fund - Class IB Shares           investing mainly in growth stocks of companies in the     Management, LLC
                                 health sciences industries. Under normal circumstances,
                                 the fund invests at least 80% of its net assets in
                                 securities of (a) companies that derive at least 50% of
                                 their assets, revenues or profits from the
                                 pharmaceutical, health care services, applied research
                                 and development and medical equipment and supplies
                                 industries, or (b) companies we think have the
                                 potential for growth as a result of their particular
                                 products, technology, patents or other market
                                 advantages in the health sciences industries.

Putnam VT International          Capital appreciation. The fund pursues its goal by        Putnam Investment
Equity Fund - Class IB Shares    investing mainly in common stocks of companies outside    Management, LLC
                                 the United States that Putnam Management believes have
                                 favorable investment potential. Under normal
                                 circumstances, the fund invests at least 80% of the
                                 fund's net assets in equity investments.

Putnam VT Small Cap Value        Capital appreciation. The fund pursues its goal by        Putnam Investment
Fund - Class IB Shares           investing mainly in common stocks of U.S. companies,      Management, LLC
                                 with a focus on value stocks. Under normal
                                 circumstances, the fund invests at least 80% of net
                                 assets in small companies of a size similar to those in
                                 the Russell 2000 Value Index.

Putnam VT Vista Fund - Class     Capital appreciation. The fund pursues its goal by        Putnam Investment
IB Shares                        investing mainly in common stocks of U.S. companies       Management, LLC
                                 with a focus on growth stocks.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                        INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------
Van Kampen Life Investment       Seeks capital growth and income through investments in    Van Kampen Asset Management
Trust Comstock Portfolio         equity securities, including common stocks, preferred
Class II Shares                  stocks and securities convertible into common and
                                 preferred stocks.

Van Kampen UIF U.S.              Above average current income and long-term capital        Morgan Stanley Investment
Real Estate Portfolio            appreciation. Invests primarily in equity securities of   Management Inc., doing
Class II Shares                  companies in the U.S. real estate industry, including     business as Van Kampen.
                                 real estate investment trusts.

Wanger International             Long-term growth of capital. Invests primarily in         Columbia Wanger Asset
Small Cap                        stocks of non-U.S. companies with capitalizations of      Management, L.P.
                                 less than $2 billion at time of purchase.

Wanger U.S. Smaller              Long-term growth of capital. Invests primarily in         Columbia Wanger Asset
Companies                        stocks of small- and medium-size U.S. companies with      Management, L.P.
                                 capitalizations of less than $5 billion at time of
                                 purchase.


THE GUARANTEE PERIOD ACCOUNTS (GPAs)

The GPAs are not available for contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states. Any reference in this prospectus to the GPAs, and any contract features or benefits associated with the GPAs are deleted for contracts issued in Maryland, Oregon, Pennsylvania and Washington and any other state that does not allow investment in the GPAs.


You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time vary by state. The required minimum investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on contract value currently in a GPA.


The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses.

WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see "Market Value Adjustment (MVA)" below). During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state. (EXCEPTION: If you have selected a Portfolio Navigator asset allocation model that contains a GPA, we will automatically transfer the contract value in the maturing GPA into a new GPA of the same term at the end of the guarantee period.)


We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.


We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:


- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelp's) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)


We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor(SM) Withdrawal Benefit, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

- automatic rebalancing under any Portfolio Navigator asset allocation model we offer which contains one or more GPAs. However, an MVA will apply if you reallocate to a different Portfolio Navigator asset allocation model;

- amounts applied to an annuity payout plan while a Portfolio Navigator asset allocation model containing one or more GPAs is in effect;

-  amounts withdrawn for fees and charges; or

-  amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.


The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


                       IF YOUR GPA RATE IS:                         THE MVA IS:
               Less than the new GPA rate + 0.10%                    Negative
               Equal to the new GPA rate + 0.10%                     Zero
               Greater than the new GPA rate + 0.10%                 Positive

For examples, see Appendix A.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT


Your registered representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you apply, you may select (if available):

-  GPAs and/or subaccounts in which you want to invest(1);

-  how you want to make purchase payments;

-  the optional Portfolio Navigator asset allocation program(2);

-  the optional MAV Death Benefit(3);

-  the optional 5% Accumulation Death Benefit(3);

-  the optional Enhanced Death Benefit(3);


-  the optional Guarantor(SM) Withdrawal Benefit rider(4);


-  the optional Income Assurer Benefit(SM) - MAV rider(5);

- the optional Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider(5);

- the optional Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider(5);

-  the optional Benefit Protector(SM) rider(6);

-  the optional Benefit Protector(SM) Plus rider(6); and

-  a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

(2)  There is no additional charge for this feature.


(3) Available if you and the annuitant are age 79 or younger at contract issue. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with the Benefit Protector(SM) and Benefit Protector(SM) Plus.

(4) Available if you and the annuitant are age 79 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or any Income Assurer Benefit(SM) rider. May not be available in all states.

(5) Available if the annuitant is age 75 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or Guarantor(SM) Withdrawal Benefit rider. May not be available in all states.

(6) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit. May not be available in all states.


The contract provides for allocation of purchase payments to the GPAs and/or to the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs.


If your application is complete, we will process it and apply your purchase payment to the GPAs and subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $25,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE RETIREMENT DATE


Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities on the date specified below. You can align this date with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, the retirement date must be:

-  no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.


FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions by some other IRS approved method, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later.


BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

MINIMUM INITIAL PURCHASE PAYMENT
   $25,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
   $50 for SIPs.
   $100 for any other type of payment.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*
   $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. For qualified annuities, the tax-deferred retirement plan's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP


Contact your registered representative to complete the necessary SIP paperwork.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENT CREDITS

You will receive a purchase payment credit with every payment you make to your contract. We apply this credit immediately. We allocate the credit to the GPAs and subaccounts in the same proportions as your purchase payment. We apply the credit as a percentage of your current payment based on the following schedule:

            IF TOTAL NET PAYMENTS* MADE DURING               THEN THE PURCHASE PAYMENT
             THE LIFE OF THE CONTRACT EQUALS...             CREDIT PERCENTAGE EQUALS...
              $25,000 to less than $100,000                             4%
              $100,000 to less than $250,000                            5
              $250,000 and over                                         6

* Net payments equal total payments less total withdrawals.

If you make any additional payments that cause the contract to become eligible for a higher percentage credit, we will add credits to your prior payments (less total withdrawals). We allocate credits according to the purchase payment allocation on the date we add the credits to the contract.

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of these higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is available because of lower costs associated with larger sized contracts and through revenue from a higher and longer withdrawal charge schedule, a higher contract administrative charge and a higher mortality and expense risk fee. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary. We prorate this charge among the GPAs and subaccounts in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs. We cannot increase these fees.

These fees are based on the death benefit guarantee that applies to your contract.

                                                                  MORTALITY AND
                                                                EXPENSE RISK FEE
ROP Death Benefit                                                    1.60%
MAV Death Benefit                                                    1.80
5% Accumulation Death Benefit                                        1.95
Enhanced Death Benefit                                               2.00

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.


GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE


We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. If selected, we deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor(SM) Withdrawal Benefit, you may not cancel it and the fee will continue to be deducted until the contract is terminated or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the Guarantor(SM) Withdrawal Benefit fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor(SM) Withdrawal Benefit fee does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this fee and/or charge a separate fee for each asset allocation model for new contract owners. The Guarantor(SM) Withdrawal Benefit fee will not exceed a maximum charge of 2.50%.

We cannot change the Guarantor(SM) Withdrawal Benefit fee after the rider effective date unless:


(a) you choose the annual Elective Step Up;

(b) you change your Portfolio Navigator asset allocation model after we have exercised our rights to increase the fee;

(c) you change your Portfolio Navigator asset allocation model after we have exercised our rights to charge a separate fee for each model.

If you choose the Elective Step Up or change your Portfolio Navigator model after we have exercised our rights to increase the fee as described above, you will pay the fee we then charge.


If you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit fee will not change until the third contract anniversary, when it may change to the fee that was offered at the time of your last Elective Step Up.


The fee does not apply after annuity payouts begin or the contract terminates.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

INCOME ASSURER BENEFIT(SM) RIDER FEE


We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) is as follows:


                                                                                MAXIMUM     CURRENT
Income Assurer Benefit(SM) - MAV                                                 2.50%       0.55%
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                        2.75        0.70
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base      3.00        0.75

We deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate Income Assurer Benefit(SM) fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit(SM) fee does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this fee and/or charge a separate fee for each model for new contract owners but not to exceed the guaranteed charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model after we have exercised our rights to increase the fee and/or charge a separate fee for each model. If you decide to change your Portfolio Navigator model after we have exercised our rights to increase the fees for new contract holders, you will pay the fee we then charge. The fee does not apply after annuity payouts begin or the Income Assurer Benefit(SM) terminates.

For examples, see Appendix B.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM)) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs and subaccounts in the same proportion your interest in each account bears to your total contract value.

When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value.

When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than ten years before the date of withdrawal.

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the ninth year after it is made is 2%. At the beginning of the tenth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.


You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below. The TFA is defined as the maximum of (a) and (b) where:


   (a) is 10% of your prior anniversary's contract value, and

   (b) is current contract earnings.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.


If you elected the Guarantor(SM) Withdrawal Benefit rider at issue, the TFA of your contract will be defined as the maximum of (a), (b) or (c) where:


   (a) is 10% of your prior anniversary's contract value,

   (b) is current contract earnings, and


   (c) is your current guaranteed benefit payment.


For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:


1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value or your contract's guaranteed benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your guaranteed benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                 (ACV - XSF)
     PPW = XSF + ----------- X (PPNPW - XSF)
                 (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn:

                    YEARS FROM PURCHASE            WITHDRAWAL CHARGE
                      PAYMENT RECEIPT                 PERCENTAGE
                             1                            8%
                             2                            8
                             3                            8
                             4                            8
                             5                            7
                             6                            6
                             7                            6
                             8                            4
                             9                            2
                             Thereafter                   0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

For example, see Appendix C.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")




IF YOUR AIR IS:                   THEN, YOUR DISCOUNT RATE PERCENT (%) IS:

3.5%                                                6.6%
5.0                                                 8.1


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

-  withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent that it exceeds contract earnings;


- if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Guaranteed Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of your prior anniversary's contract value;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract, currently in force;


-  contracts settled using an annuity payout plan;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

-  amounts we refund to you during the free look period*; and

-  death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin but we reserve the right to deduct this tax at other times, such as when you make purchase payments or when you make a full withdrawal from your contract.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs

We value the amounts you allocated to the GPAs directly in dollars. The value of a GPA equals:

-  the sum of your purchase payments and transfer amounts allocated to the GPAs;

-  plus any purchase payment credits allocated to the GPAs;

-  plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

-  minus any prorated portion of the contract administrative charge;


- minus any prorated portion of the Guarantor(SM) Withdrawal Benefit rider fee (if applicable);


- minus any prorated portion of an Income Assurer Benefit(SM) rider fee (if applicable);

- minus any prorated portion of the Benefit Protector(SM) rider fee (if applicable); and

- minus any prorated portion of the Benefit Protector(SM) Plus rider fee (if applicable).

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-  additional purchase payments you allocate to the subaccounts;

-  any purchase payment credits allocated to the subaccounts;

-  transfers into or out of the subaccounts;

-  partial withdrawals;

-  withdrawal charges;

and a deduction of:

-  a prorated portion of the contract administrative charge;


- a prorated portion of the Guarantor(SM) Withdrawal Benefit rider fee (if applicable);


- a prorated portion of an Income Assurer Benefit(SM) rider fee (if applicable);

- a prorated portion of the Benefit Protector(SM) rider fee (if applicable); and/or

- a prorated portion of the Benefit Protector(SM) Plus rider fee (if applicable).

Accumulation unit values will fluctuate due to:

-  changes in funds' net asset value;

-  dividends distributed to the subaccounts;

-  capital gains or losses of funds;

-  fund operating expenses; and/or

- mortality and expense risk fee and the variable account administrative charge.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year GPA to one or more subaccounts. Only the one-year GPA is available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                    NUMBER
                                                            AMOUNT           ACCUMULATION          OF UNITS
                                            MONTH          INVESTED           UNIT VALUE           PURCHASED
By investing an equal number
of dollars each month...                    Jan              $100                $20                  5.00

                                            Feb               100                 18                  5.56

you automatically buy more                  Mar               100                 17                  5.88
units when the per unit market    ---->
price is low...                             Apr               100                 15                  6.67

                                            May               100                 16                  6.25

                                            Jun               100                 18                  5.56

                                            Jul               100                 17                  5.88

                                            Aug               100                 19                  5.26
and fewer units when the per
unit market price is high.        ---->     Sept              100                 21                  4.76

                                            Oct               100                 20                  5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.


Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your registered representative.

Automated dollar-cost averaging is not available when a Portfolio Navigator asset allocation model is in effect (see "Asset Allocation Program" below).


ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to any GPA except under any Portfolio Navigator asset allocation model. There is no charge for asset rebalancing. The contract value must be at least $2,000.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your registered representative.

Different rules apply to asset rebalancing under a Portfolio Navigator asset allocation model (see "Asset Allocation Program" below).


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

ASSET ALLOCATION PROGRAM

We currently offer an asset allocation program called Portfolio Navigator. There is no charge for this asset allocation program. You may elect to participate in the asset allocation program. If you purchase an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to an asset allocation model portfolio that consists of subaccounts and may include certain GPAs (in those states where the GPAs are available) that represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur. Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

Your sales representative can help you determine which asset allocation model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five asset allocation model portfolios ranging from conservative to aggressive. You may not use more than one asset allocation model portfolio at a time. You are allowed to request a change to another asset allocation model portfolio twice per contract year. Each asset allocation model portfolio specifies allocation percentages to each of the subaccounts and any GPAs that make up that asset allocation model portfolio. By participating in the asset allocation program, you authorize us to invest your purchase payments and purchase payment credits in the subaccounts and any GPAs according to the allocation percentages stated for the specific asset allocation model portfolio you have selected. You also authorize us to automatically rebalance your contract values quarterly on a date we select in order to maintain alignment with the allocation percentages specified in the asset allocation model portfolio.

Special rules apply to the GPAs when they are included in an asset allocation model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific asset allocation model portfolio (but an MVA will apply if you elect to move to a different asset allocation model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in an asset allocation model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. However, you cannot elect to participate in the asset allocation program again until nine months after the date you discontinue your participation in the asset allocation program.

If you are required to participate in the asset allocation program because you purchased an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you may not discontinue your participation in the asset allocation program unless permitted in accordance with the terms of the rider; however, you have the right at all times to make a full withdrawal of your contract value (see "Withdrawals").

Because the Guarantor(SM) Withdrawal Benefit requires that your contract value be invested in one of the asset allocation model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the asset allocation model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the asset allocation model portfolios. At all other times if you do not want to participate in any of the asset allocation model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) IS IN EFFECT.

We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you. If permitted under applicable securities law, we reserve the right to:

- automatically reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio; or,

- reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio with your consent.

We also reserve the right to discontinue the asset allocation program for those who elect to participate in it while maintaining the asset allocation program, or a similar program, for contract owners who have selected an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider. We will give you 30 days' written notice of any such change.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

TRANSFERRING BETWEEN ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator asset allocation model is in effect.


You may transfer contract value from any one subaccount or GPA to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs. We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of GPAs will be subject to a MVA if done more than 30 days before the end of the Guarantee Period unless an exception applies (see "The Guarantee Period Account (GPAs) -- Market Value Adjustment (MVA)").


We may suspend or modify transfer privileges at any time.


WE SEEK TO PREVENT MARKET TIMING. DO NOT INVEST IN THE CONTRACT IF YOU ARE A MARKET TIMER. MARKET TIMING IS A PRACTICE OF TRANSFERRING ASSETS AMONG SUBACCOUNTS IN AN EFFORT TO TAKE ADVANTAGE OF SHORT-TERM MARKET MOVEMENTS OR PRICE FLUCTUATIONS. MARKET TIMING CAN IMPACT THE PERFORMANCE OF THE FUNDS AND HARM CONTRACT OWNERS.

Because we try to distinguish market timing from transfers we believe are not harmful to the funds or contract owners, such as periodic rebalancing or dollar cost averaging, there is no set number of transfers you can make without being identified as a market timer.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-  requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-  not accepting telephone or electronic transfer requests;

-  requiring a minimum time period between each transfer;

-  not accepting transfer requests of an agent acting under power of attorney;

-  limiting the dollar amount that you may transfer at any one time; or

-  suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we intend to apply the policy described above to all contract owners. We will notify you in writing of our decision to impose any modification, restriction or suspension of your transfers.

In addition, each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing. You should read the prospectuses for the funds for more details.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because the variable account may invest in the funds on an omnibus basis, the funds may not be able to detect and deter market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the funds and harm contract owners.


For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs at any time.


- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive a MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Account (GPAs) -- Market Value Adjustment (MVA)").


- If you select a variable annuity payout, once annuity payouts begin you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

-  Once annuity payouts begin, you may not make any transfers to the GPAs.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1  BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide TIN may result in mandatory tax withholding on the taxable portion of the distribution.

2  BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS


Your registered representative can help you set up automated transfers or partial withdrawals among your subaccounts or GPAs.


You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

3  BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance

Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. If you have elected the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits -- Guarantor(SM) Withdrawal Benefit"). If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges, or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts and the GPAs in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount or GPA must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

-  payable to you;

-  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   - the withdrawal amount includes a purchase payment check that has not cleared;

   - the NYSE is closed, except for normal holiday and weekend closings;

   - trading on the NYSE is restricted, according to SEC rules;

   - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   - you are at least age 59 1/2;

   - you are disabled as defined in the Code;

   - you severed employment with the employer who purchased the contract; or

   - the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus rider, the riders will terminate upon transfer of ownership of your annuity contract. The Guarantor(SM) Withdrawal Benefit rider will continue upon transfer of ownership of your annuity contract (see "Optional Benefits").


BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

-  ROP Death Benefit;

-  MAV Death Benefit;

-  5% Accumulation Death Benefit;

-  Enhanced Death Benefit.


If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. The ROP Death Benefit is not available with the Guarantor(SM) Withdrawal Benefit or Income Assurer Benefit(SM) riders. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")


Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

      ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND
                               PW X DB
        MAV DEATH BENEFITS) =  -------
                                 CV

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.

      DB = the death benefit on the date of (but prior to) the partial withdrawal.

      CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

-  the amounts allocated to the subaccounts increased by 5%;

-  plus any subsequent amounts allocated to the subaccounts;

-  minus adjusted transfers and partial withdrawals from the subaccounts.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 5%, plus any subsequent purchase payments and purchase payment credits allocated to the subaccounts, minus adjusted transfers or adjusted partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits you allocate to the subaccounts and subtract adjusted transfers or adjusted partial withdrawals from the subaccounts.

   5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR ADJUSTED

                            PWT X VAF
      PARTIAL WITHDRAWALS = ---------
                               SV


      PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge) from the subaccounts.

      VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

      SV = value of the subaccounts on the date of (but prior to) the transfer of partial withdrawal.


For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and purchase payment credits allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% Variable Account Floor.


RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, we will pay the beneficiary the greater of these two values:

1. contract value; or

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals.


The ROP Death Benefit is not available with the optional Guarantor(SM) Withdrawal Benefit or Income Assurer Benefit(SM) riders. The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.


For example, see Appendix D.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR SALES REPRESENTATIVE WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the MAV on the date of death.

For example, see Appendix D.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or


3. the 5% variable account floor.


For example, see Appendix D.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these four values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals;

3. the MAV on the date of death; or


4. the 5% variable account floor.


For example, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE


When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The Guarantor(SM) Withdrawal Benefit, if selected, will continue (see "Optional Benefits").


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES


- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

   Your spouse may elect to assume ownership of the contract at any time before annuity payments begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The Income Assurer Benefit(SM) rider and the Benefit Protector(SM) Plus rider, if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Guarantor(SM) Withdrawal Benefit, if selected, will continue (see "Optional Benefits").

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

   - the beneficiary asks us in writing within 60 days after we receive proof of death; and

   -  payouts begin no later than one year following the year of your death; and

   - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL BENEFITS


GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The Guarantor(SM) Withdrawal Benefit requires that you elect one of the asset allocation models of the Portfolio Navigator (see "Asset Allocation Program"). This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts and all of the GPAs that are available under the contract to other contract holders who do not elect this rider. The amount you may allocate or transfer within the model portfolio you select is limited by the percentage allocation established within the model for each subaccount and GPA (if available).

The Guarantor(SM) Withdrawal Benefit is an optional benefit that you may select for an additional annual charge. The Guarantor(SM) Withdrawal Benefit provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals that total an amount equal to your purchase payments plus any purchase payment credits. This guarantee will remain in effect if partial withdrawals do not exceed an amount equal to the Guaranteed Benefit Payment (GBP -- the withdrawal amount you are entitled to take each contract year). As long as your withdrawals do not exceed the GBP each contract year, you will not be assessed a withdrawal charge. If you choose to withdraw an amount greater than the GBP in a contract year (excess withdrawal):

- withdrawal charges, if applicable, will apply only to the excess withdrawal; and,

-  the Guaranteed Benefit Amount will be adjusted as described below; and

-  the Remaining Benefit Amount will be adjusted as described below.

An annual Elective Step Up option is available that will allow you to step up the Guaranteed Benefit Amount to 100% of the contract anniversary value, subject to the following rules:


- if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three years, the annual step up will not be available until the third contract anniversary;


- if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the excess withdrawal procedures discussed under the Guaranteed Benefit Amount and Remaining Benefit Amount headings below; and

- you may take withdrawals after the third contract anniversary without reversal of previous step ups.


If you exercise the annual step up election or change your Portfolio Navigator asset allocation model, the rider charge may change (see "Charges").


If this rider is available in your state and you and the annuitant are 79 or younger at contract issue, you may choose to add the Guarantor(SM) Withdrawal Benefit to your contract. You must elect the Guarantor(SM) Withdrawal Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. Once elected, the Guarantor(SM) Withdrawal Benefit may not be cancelled and the charge will continue to be deducted until the contract is terminated or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit, you may not elect the ROP Death Benefit or any Income Assurer Benefit(SM) rider.

Any partial withdrawals you take under the contract will reduce the value of the death benefits, Benefit Protector(SM) and Benefit Protector(SM) Plus riders (see "Benefits in Case of Death" and "Optional Benefits"). Withdrawals before age 5912 may incur an IRS early withdrawal penalty and may be considered taxable income. Be sure to discuss with your registered representative whether the Guarantor(SM) Withdrawal Benefit is appropriate for your situation.


We reserve the right to restrict cumulative additional purchase payments.


THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF GBP, THE ELECTIVE STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.



     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments and purchase payment credits, partial withdrawals in excess of the GBP, and step-ups.

The GBA is subject to a maximum of $5,000,000 and is determined at the following times:

1. CONTRACT ISSUE -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

2. ADDITIONAL PURCHASE PAYMENTS ARE MADE -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional payment;

3. WHEN A PARTIAL WITHDRAWAL IS MADE -- if total withdrawals in the current contract year are less than or equal to the GBP, the GBA remains unchanged.


   IF:

   - total withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or

   - any withdrawals are made in a contract year after a step up but before the third contract anniversary,

   THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA:

   The GBA will automatically be reset to the lesser of (a) the GBA immediately prior to the withdrawal; or (b) the greater of the contract value immediately following the withdrawal or the reset Remaining Benefit Amount.

   If there have been multiple purchase payments, any reduction of the GBA due to this excess withdrawal procedure will be taken out of each payment's GBA proportionately.


   The partial withdrawal is the gross withdrawal and includes any withdrawal charge and market value adjustment; and

4. AT STEP UP -- (see "Elective Step Up" below).

REMAINING BENEFIT AMOUNT

The Remaining Benefit Amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals.

The RBA is subject to a maximum of $5,000,000 and is determined at the following times:

1. CONTRACT ISSUE -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

2. ADDITIONAL PURCHASE PAYMENTS ARE MADE -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

3. WHEN A PARTIAL WITHDRAWAL IS MADE -- if total withdrawals in the current contract year are less than or equal to the GBP, the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal.


   IF:

   - total withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or

   - any withdrawals are made in a contract year after a step up but before the third contract anniversary,

   THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA:

   The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

   If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:


   - the withdrawal amount up to the RBP is taken out of each RBA bucket in proportion to its RBP at the time of the withdrawal; and


   - the withdrawal amount above the RBP and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.


4. AT STEP UP -- (see "Elective Step-Up" below).

GUARANTEED BENEFIT PAYMENT

The GBP is the withdrawal amount that you are entitled to take each contract year until the RBA is depleted. The GBP is equal to the lesser of the RBA or 7% of the GBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

The Total Free Amount (TFA) you are allowed to withdraw under the contract may be greater than the GBP. Any amount taken under the Total Free Amount provision in excess of the GBP would be subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. If you have a qualified annuity, you may be required to take a minimum distribution that is greater than your GBP in any contract year. Any excess withdrawal due to a required distribution would be subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.


ELECTIVE STEP UP

If you do not take any partial withdrawals before the third contract anniversary, you have the option to increase the RBA to an amount equal to 100% of the contract anniversary value beginning on the first contract anniversary. The GBA step up will equal the greater of the GBA immediately prior to the step up or 100% of the contract anniversary value.

You may only step up if your contract anniversary value is greater than the RBA. The step up will be allowed only within 30 days after the contract anniversary. The effective step up date will be the contract anniversary date. Once a step up has been elected, another step up may not be elected until the next contract anniversary.


If you take any partial withdrawals before the third contract anniversary, the annual step up election is not available until the third contract anniversary. If you choose to step up on the first or second contract anniversary but then take a withdrawal before the third contract anniversary, any prior step-ups will be removed and the withdrawal will be considered an excess withdrawal subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.

GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. In addition to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.


Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid will not exceed the current total RBA. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

-  you will be paid according to the annuity payout option described above;

-  we will no longer accept additional purchase payments; and

-  you will no longer be charged for the rider.


If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit and the contract will terminate.


Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges.


NOTE: For special tax considerations associated with the Guarantor(SM) Withdrawal Benefit, see "Taxes."


For example, see Appendix E.

INCOME ASSURER BENEFIT(SM) RIDERS

There are three optional Income Assurer Benefit(SM) riders available under your contract:

-  Income Assurer Benefit(SM) - MAV;

-  Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

- Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


The Income Assurer Benefit(SM) riders require that you elect one of the asset allocation models of the Portfolio Navigator (see "Making the Most of Your Contract -- Asset Allocation Program"). This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts and all of the GPAs that are available under the contract to other contract holders who do not elect this rider. The amount you may allocate or transfer within the model portfolio you select is limited by the percentage allocation established within the model for each subaccount and GPA (if available).

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(SM) rider. This section is followed by a description of each specific Income Assurer Benefit(SM) rider and how it is calculated.


You should consider whether a Income Assurer Benefit(SM) rider is appropriate for you because:


- you must hold the Income Assurer Benefit(SM) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;


- the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator asset allocation model to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit(SM)");

- the Income Assurer Benefit(SM) rider terminates* on the contract anniversary after the annuitant's 86th birthday;

- you can only exercise the Income Assurer Benefit(SM) within 30 days after a contract anniversary following the expiration of the 10-year waiting period; and

-  there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(SM) is appropriate for you. Partial withdrawals you take from the contract to satisfy minimum required distributions will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(SM) rider with a qualified annuity, such as an IRA.

If the Income Assurer Benefit(SM) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(SM) rider you select (see "Charges -- Income Assurer Benefit(SM) Rider Fee"). The effective date of the rider will be the contract issue date. The ROP Death Benefit and the Guarantor(SM) Withdrawal Benefit rider are not available with any Income Assurer Benefit(SM) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a Income Assurer Benefit(SM) rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your registered representative whether an Income Assurer Benefit(SM) rider is appropriate for your situation.


HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFITS(SM) IN THE SECTIONS BELOW:


GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your annuity without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under Contract Data and will include the AXP(R) Variable Portfolio - Cash Management and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded Investment Options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments and purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.


PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges) to the contract value on the date of (but prior to) the partial withdrawal, and

(b) is the benefit on the date of (but prior to) the partial withdrawal.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your asset allocation model to one that causes the rider charge to increase.

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

- you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the Waiting Period;

-  the annuitant on the retirement date must be between 50 to 86 years old; and

- you can only take an annuity payment in one of the following annuity payment plans:

   1) Plan A -- Life Annuity - No Refund;

   2) Plan B -- Life Annuity with Ten or Twenty Years Certain;

   3) Plan D -- Joint and Last Survivor Life Annuity - No Refund;

   4) Plan D -- Joint and Last Survivor Life Annuity with Twenty Years Certain;
      or

   5) Plan E -- Twenty Years Certain


After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payments with a guaranteed minimum initial payment or a combination of the two options.

Fixed annuity payments under this rider will occur at the guaranteed annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate. These are the same rates used in Table B of the contract (see "The Annuity Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:


   P SUB(t-1) (1 + i)
   ------------------  =  P SUB(t)
          1.05

      P SUB(t-1)   = prior annuity payout
      P SUB(t)     = current annuity payout
      i            = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.


TERMINATING THE RIDER

Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;


- you may terminate the rider any time after the expiration of the waiting period;


- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

- the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(SM) - MAV


The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:


1. contract value; or


2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or


3. the Maximum Anniversary Value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or


(b) total payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the Market Value Adjusted Excluded Payments; or

2. total purchase payments plus purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the MAV, less Market Value Adjusted Excluded Payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

For example, see Appendix F.


INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

The Guaranteed Income Benefit Base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or


2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.

VARIABLE ACCOUNT FLOOR - The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total of your initial purchase payment and purchase payment credit allocated to the protected investment options; plus

- any other purchase payment and purchase payment credit that you allocated to the protected investment options less adjusted withdrawals and adjusted transfers for any withdrawals or transfers you made from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and purchase payment credit allocated to the protected investment options.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

The amount of purchase payment and purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:


(a) is the amount of purchase payment and purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.


The cap on the variable account floor is 200% of the sum of purchase payments and purchase payment credits allocated to the protected investment options that have not subsequently been withdrawn or transferred out of the protected investment options.


The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.


Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the Market Value Adjusted Excluded Payments; or

2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor, less 5% Adjusted Excluded Payments.

MARKET VALUE OF EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit, multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

NOTE: The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and purchase payment credit accumulated at 5% for the number of full contract years they have been in the contract.

For example, see Appendix F.


INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE


The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:


1. the contract value;


2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;


3. the MAV (described above); or


4. the 5% variable account floor (described above).

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the Market Value Adjusted Excluded Payments;

2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3. the MAV, less Market Value Adjusted Excluded Payments (described above); or

4. the 5% variable account floor, less 5% Adjusted Excluded Payments (described above).

For example, see Appendix F.


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Be sure to discuss with your sales representative whether or not the Benefit Protector is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. Generally, you must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the, Benefit Protector(SM) Plus, 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.


The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

-  the applicable death benefit, plus

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(SM)

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector(SM), see "Taxes."

For example, see Appendix G.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector(SM) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year. Be sure to discuss with your sales representative whether or not the Benefit Protector Plus is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to your contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for purchases through a transfer or exchange. You may not select this rider if you select the Benefit Protector(SM) Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.


The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

-  the benefits payable under the Benefit Protector(SM) described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                              PERCENTAGE IF YOU AND THE ANNUITANT ARE           PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                 UNDER AGE 70 ON THE RIDER EFFECTIVE DATE          70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                                     0%                                                  0%

 Three and Four                                 10%                                               3.75%

 Five or more                                   20%                                                7.5%

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:

-  the applicable death benefit plus:

                              IF YOU AND THE ANNUITANT ARE UNDER                IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR                 AGE 70 ON THE RIDER EFFECTIVE DATE, ADD...        OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
One                           Zero                                              Zero

Two                           40% x earnings at death (see above)               15% x earnings at death

Three and Four                40% x (earnings at death + 25% of                 15% x (earnings at death + 25% of
                              initial purchase payment*)                        initial purchase payment*)

Five or more                  40% x (earnings at death + 50% of                 15% x (earnings at death + 50% of
                              initial purchase payment*)                        initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector(SM) Plus, see "Taxes."

For example, see Appendix H.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.


You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the subaccounts to provide variable annuity payouts. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-  the annuity payout plan you select;

-  the annuitant's age and, in most cases, sex;

-  the annuity table in the contract; and

-  the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

ANNUITY PAYOUT PLANS

Some of the following annuity payout plans may not be available if you have selected certain optional riders. Some annuity payout plans may be available only if you have selected certain optional riders (see "Optional Benefits").

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN B - LIFE ANNUITY WITH 20 YEARS CERTAIN: This annuity payout plan is only available if you have an Income Assurer Benefit(SM) rider. We make monthly payments for a guaranteed payout period of 20 years. If the annuitant dies, we will continue to pay the beneficiary until the 20-year period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guarantee payout period, we will continue to make payouts until the annuitants death.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: This annuity payout plan is available only if you have an Income Assurer Benefit(SM) rider. Monthly annuity payments will be paid during the life time of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payments during the lifetime of the survivor. If the survivor dies before we have made payments for twenty years, we continue to make payments to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payment is made.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (EXCEPTION: If you have an Income Assurer Benefit(SM) and elect the annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 5.51% and 7.41% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


GUARANTOR(SM) WITHDRAWAL BENEFIT - ANNUITY PAYOUT OPTION: If you have a Guarantor(SM) Withdrawal Benefit rider under your contract, you may elect the Guarantor(SM) Withdrawal Benefit fixed annuity payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us. Under this option, the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid will not exceed the current total RBA (see "Optional Benefits -- Guarantor(SM) Withdrawal Benefit"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary.

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or

- in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary; or

- over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.


IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.


NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.


ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Periods -- Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


WITHDRAWALS: If you withdraw part or all of your nonqualified contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.


PENALTIES: If you receive amounts from your nonqualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


-  because of your death;

-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or

-  if it is allocable to an investment before Aug. 14, 1982.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES


Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's SPD, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.


ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

WITHHOLDING: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-  the payout is a minimum distribution required under the Code;

-  the payout is made on account of an eligible hardship; or

-  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  because of your death;

-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment after you attain age 55 (TSAs only);

-  to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT, ENHANCED DEATH BENEFIT, GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.


COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge your qualified contract.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-  the reserve held in each subaccount for your contract; divided by

-  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-  laws or regulations change;

-  the existing funds become unavailable; or

-  in our judgment, the funds no longer are suitable for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.


We may also:

-  add new subaccounts;

-  combine any two or more subaccounts;

-  make additional subaccounts investing in additional funds;

-  transfer assets to and from the subaccounts or the variable account; and

-  eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


American Express Financial Advisors, Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through unaffiliated broker-dealers (selling firms) and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay sales commissions through AEFA to selling firms or their affiliated insurance agencies of up to 8% of purchase payments. We may also pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. A selling firm may elect to receive a lower sales commission on each purchase payment along with a quarterly supplemental trail commission beginning on or after the first contract anniversary of up to 1.25% of contract value for as long as the contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments. Selling firms may be required to return sales commissions under certain circumstances. AEFA and other unaffiliated broker dealers may receive sales commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. From time to time and in accordance with applicable laws and regulations we will pay or permit other promotional incentives in cash or credit or other compensation.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup a portion of the sales commissions and other distribution expenses we pay through certain fees and charges described in this prospectus (see "Expense Summary"), including withdrawal charges and mortality and expense risk charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.


ISSUER


We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our home office is located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is: American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.


STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

LEGAL PROCEEDINGS

The SEC, the National Association of Securities Dealers, Inc. and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. We have received requests for information and have been contacted by regulatory authorities concerning our practices and are cooperating fully with these inquiries.

We and our affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of our respective business activities. We believe we have meritorious defenses to each of these actions and intend to defend them vigorously. We believe that we are not a party to, nor are any of our properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on our consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE

SELECTED FINANCIAL DATA

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


(THOUSANDS)                               2003           2002            2001            2000           1999
----------------------------------------------------------------------------------------------------------------
Net investment income                 $    372,194   $    292,067    $    271,718    $    299,759   $    322,746
Net gain (loss) on investments              25,105              3         (89,920)            469          6,565
Other                                       21,318         18,906          16,245          12,248          8,338
TOTAL REVENUES                        $    418,617   $    310,976    $    198,043    $    312,476   $    337,649
INCOME (LOSS) BEFORE INCOME TAXES     $     56,704   $    (52,177)   $    (63,936)   $     28,452   $     50,662
NET INCOME (LOSS)                     $     37,629   $    (33,690)   $    (41,728)   $     24,365   $     33,987
TOTAL ASSETS                          $  8,735,643   $  8,026,730    $  5,275,681    $  4,652,221   $  4,603,343



MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS

American Enterprise Life follows accounting principles generally accepted in the United States (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts and universal life-type insurance.

REVENUES

Net investment income increased 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Gross realized gains on sales of securities classified as Available-for-Sale, using the specific identification method, were $65.8 million and $38.2 million for the years ended December 31, 2003 and 2002, respectively. Gross realized losses on sales were ($30.3 million) and ($17.6 million) for the same periods. American Enterprise Life also recognized losses of ($9.3 million) and ($14.5 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003 and 2002, respectively. Realized gains and losses on Available-for-Sale securities are reflected in net realized gain
(loss) on investments. Also included in net realized gain (loss) on investment is ($1.1 million) and ($6.1 million) in loan loss provisions for mortgage loans on real estate for the years ended December 31, 2003 and 2002, respectively.

EXPENSES

Total benefits and expenses decreased slightly from $363.2 million in 2002 to $361.9 million in 2003. The increase in interest credited on investment contracts and universal life-type contracts was offset by a substantial decrease in other insurance and operating expenses as well as a slight decrease in amortization of DAC. Interest credited on investment contracts and universal-type insurance increased 19 percent reflecting higher average levels of fixed annuities in force, partially offset by lower crediting rates as a result of the relatively low interest rate environment.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

Other insurance and operating expenses decreased 40 percent, partially reflecting favorable market value changes on interest rate swaps during 2003 compared to unfavorable market value changes in 2002. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed-annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

Amortization of deferred policy acquisition costs (DAC) was 6 percent lower in 2003 than 2002. This reflected a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions. See the DAC and related adjustments discussion below for further information.

The 2003 versus 2002 change in the income tax provision (benefit) reflects pre-tax income of $56.7 million during the year ended December 31, 2003, while during the year ended December 31, 2002, the American Enterprise Life incurred a pre-tax loss of $52.2 million.

The costs of acquiring new business, including, for example, direct sales commissions, policy issue costs and other related costs have been deferred on the sale of annuity contracts. Deferred policy acquisition costs (DAC) for certain annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. DAC for other annuities are amortized using the interest method.

Amortization of DAC requires the use of certain assumptions including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable annuities. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. This rate is net of asset fees, and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period that such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2003 and 2002 that impacted the DAC balance and expenses.

In the third quarter of 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

In the third quarter of 2002, American Enterprise Life reset its customer asset value growth rate assumptions for variable annuity products to anticipate near-term and long-term growth at an annual rate of 7%. This action resulted in a $4.6 million increase in DAC amortization expense.

American Enterprise Life uses a mean reversion method as a guideline in setting the near-term customer asset value growth rate, also referred to as the mean reversion rate. In periods when market performance results in actual contract value growth at a rate different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. For example, if actual contract value growth during a quarter is less than 7% on an annualized basis, American Enterprise Life would increase the mean reversion rate assumed over the near term to the rate needed to achieve the long-term annualized growth rate of 7% by the end of that period, assuming this long-term view is still appropriate.

DAC of $346.0 million related to annuities was on American Enterprise Life's consolidated balance sheet at December 31, 2003. The DAC balance was $260.6 million at December 31, 2002, and was also related to annuities.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

American Enterprise Life's net loss was $33.7 million in 2002, compared to a net loss of $41.7 million in 2001. Loss before income taxes totaled $52.2 million in 2002, compared with a loss of $63.9 million in 2001. The change primarily reflects the write-down and sale of certain high-yield securities in 2001, as described below. In addition, the significant growth in annuity sales during 2002 drove higher levels of both investment income and interest credited to contractholders. Other operating expenses increased in 2002 due primarily to higher expenses related to interest rate swaps.

REVENUES

Total revenues increased to $311.0 million in 2002, compared with $198.0 million in 2001. The increase is primarily due to a net realized gain on investments of $3 thousand in 2002 compared to a net realized loss on investments of $89.9 million in 2001.

Net investment income, the largest component of revenues, increased 7 percent from the prior year, primarily due to the significant growth in average invested assets in 2002 and to credit related yield adjustments on fixed maturity investments in 2001. Partially offsetting this was the impact of lower average yields in 2002, primarily due to portfolio repositioning, as discussed below.

Contractholder charges increased 8 percent to $6.5 million in 2002, compared with $6.0 million in 2001, due primarily to an increase in variable annuity surrender charges. American Enterprise Life also received mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased to $12.5 million in 2002, compared with $10.2 million in 2001, reflecting an increase in average separate account assets outstanding as favorable sales in 2002 more than offset market depreciation.

Net realized gains on investments were $3 thousand in 2002, compared to net realized losses on investments of $89.9 million in 2001. Included in the current years' net gains are impairment charges of $15 million from other-than-temporary impairments of fixed maturity investments. The losses in 2001 are comprised of an $18 million net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a $20 million write-down in the second quarter to recognize the impact of higher default assumptions on certain structured investments; a $51 million write-down of lower-rated securities (most of which were sold in 2001) in the second quarter primarily in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and $1 million of other net losses related to the sale and write-down of other investments.

EXPENSES

Total benefits and expenses increased 39 percent to $363.2 million in 2002 compared to $262.0 million in 2001. The largest component of expenses, interest credited on investment contracts, increased 19 percent to $215.9 million in 2002. This increase is primarily due to higher aggregate amounts of fixed annuities inforce driven by the significant increases in sales, partially offset by a decrease in interest crediting rates to annuity contracts due to declining interest rates. The lower level of interest rates also resulted in a significant decrease in the market value of interest rate swaps, which is the primary reason for the significant increase in other operating expenses. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps to protect the margin between interest rates earned on investments and the interest rates credited to annuity contract holders (interest margins). The swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No.
133. If interest rates remain at current levels, the decrease in the value of the interest rate swaps recognized currently will be approximately offset in the future by increases in interest margins. Other operating expenses also include an increase of $5 million due to greater guaranteed minimum death benefits paid this year ($6 million) versus last year ($1 million).

IMPACT OF RECENT MARKET-VOLATILITY ON RESULTS OF OPERATIONS

Various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular, as of December 31, 2003, involve DAC, mortality and expense risk fees and structured investments and guaranteed minimum death benefits (GMDB). The direction and magnitude of the changes in equity markets can increase or decrease DAC expense levels and mortality and expense risk fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolio is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

The variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. To the extent that the GMDB is higher than the current account value at the time of death, American Enterprise Life incurs a benefit cost by policy. For the results through December 31, 2003, GAAP did not prescribe advance recognition of the projected future net costs associated with these guarantees, and accordingly, American Enterprise Life did not record a liability corresponding to these future obligations for death benefits in excess of annuity account value. The amount paid in excess of contract value was expensed when payable. Amounts expensed for the years ended December 31, 2003 and 2002, were $2.9 million and $6.4 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1) with an effective date of January 1, 2004. SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where additional liabilities are established, the recognition of this liability may also impact the valuation and amortization of DAC associated with those insurance or annuity contracts. SOP 03-1 also provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements.

Detailed interpretations of SOP 03-1 and related implementation guidance continue to emerge and, accordingly, American Enterprise Life continues to evaluate its impact. Current estimates of applying SOP 03-1 would reduce first quarter 2004 results by approximately $5 million (after-tax).

American Enterprise Life's annuity products all have minimum interest rate guarantees in their fixed accounts. These guarantees range from 1.5% to 4.5%. To the extent the yield on American Enterprise Life's invested asset portfolio declines below its target spread plus the minimum guarantee, American Enterprise Life's profitability would be negatively affected.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation the recognition of impairment within the investment portfolio, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains and losses recorded in other comprehensive income (loss) within equity, net of income tax provisions (benefits). At December 31, 2003, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $105.4 million. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Fair value is generally based on quoted market prices. As of December 31, 2003, there were $47.3 million in gross unrealized losses that related to $2.4 billion of securities (excluding structured investments), of which only $55 thousand has been in a continuous unrealized loss position for 12 months or more. American Enterprise Life does not believe that the unrealized loss on any individual security at December 31, 2003 represents an other-than-temporary impairment, and American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost.

American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) backed by high-yield bonds, which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or an increase in the near-term default rate. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $1 million based on underlying investments as of December 31, 2003.

The reserve for losses on mortgage loans on real estate is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs represent the costs of acquiring new business, principally direct sales commissions and other distribution costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining balances. These projections are inherently uncertain because they require management to make assumptions about financial markets and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 or 15 years. Management regularly monitors financial market conditions and compares actual contractholder behavior experience to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For annuity products, key assumptions underlying these long-term projections include interest rates, equity market performance, mortality rates and the rates at which contractholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about equity market performance drive projected customer asset value growth rates and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC balance would be an increase or decrease of approximately $2 million.

Management monitors other principal DAC assumptions, such as persistency, mortality, interest margin and maintenance expense levels each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Therefore, an assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are equal to accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

RISK MANAGEMENT

The sensitivity analysis discussed below estimates the effects of hypothetical sudden and sustained changes in the applicable market conditions of two different types of market risk on the ensuing year's net income, based on year-end positions. The market changes, assumed to occur as of year-end, are a 100 basis point increase in market interest rates and a 10 percent decline in the value of equity securities held in separate accounts. Computations of the prospective effects of the hypothetical interest rate and equity market changes are based on numerous assumptions, including relative levels of market interest rates and equity market prices, as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occur. Furthermore, the computations do not incorporate actions that management could take if the hypothetical market changes took place. As a result, actual net income consequences will differ from those quantified below.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

American Enterprise Life primarily invests in fixed maturity securities over a broad range of maturities for the purpose of providing fixed account annuity contractholders with a competitive rate of return on their investments while controlling risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. American Enterprise Life does not invest in securities to generate short-term trading profits.

American Enterprise Life has an investment committee that meets periodically. At these meetings, the committee reviews models projecting different interest rate scenarios, risk/return measures and their impact on profitability of American Enterprise Life. The committee also reviews the distribution of assets in the portfolio by type and credit risk sector. The objective of the committee is to structure the investment portfolio based upon the type and expected behavior of products in the liability portfolio so as to meet contractual obligations and to achieve targeted levels of profitability within defined risk parameters.

Interest rates credited to annuity contractholders' accounts are generally reset at shorter intervals than the maturity of American Enterprise Life's underlying investments portfolio. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the investment committee's strategy includes the use of derivatives, such as interest rate caps, swaps and floors, for risk management purposes. These derivatives help protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contract owner's fixed accounts. Conversely, in a low interest rate environment, such as that experienced recently, and to the extent the yield on American Enterprise Life's investment portfolio declines below its targeted spread plus the guaranteed minimum interest crediting rates on American Enterprise Life's annuity contracts with fixed accounts, American Enterprise Life's profitability would be negatively affected. This negative impact may be compounded by the fact that many of American Enterprise Life's interest bearing investments are callable or prepayable by the issuer and calls and prepayments are more likely to occur in low interest rate environments. Interest rate derivatives with notional amounts totaling approximately $2 billion were outstanding at December 31, 2003 to hedge interest rate exposure. The entire $2 billion of the notional par relates to interest rate swaps and floors American Enterprise Life has exclusively with IDS Life.

The negative effect on American Enterprise Life's annual pretax net income of a 100 basis point increase in interest rates, which assumes intervals at which interest credited to contractholder's fixed accounts are reset and customer behavior based on the application of proprietary models to the book of business at December 31, 2003, and the impact of any derivatives, would be a decrease of approximately $3.6 million.

The amount of the fee income American Enterprise Life receives is based upon the daily market value of the separate account assets or of the underlying mutual funds. As a result, American Enterprise Life's fee income would be negatively impacted by a decline in the equity markets. Another part of the investment committee's strategy is to use, from time to time, index options to manage the equity market risk related to fee income. These derivatives economically hedge fee income by providing option income when there is a significant decline in the equity markets. American Enterprise Life did not have equity-based derivatives outstanding at December 31, 2003 for this purpose.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity prices would be approximately $1.5 million based on separate account assets as of December 31, 2003.

LIQUIDITY AND CAPITAL RESOURCES

American Enterprise Life's liquidity requirements are generally met by funds provided by annuity considerations, capital contributions, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal and capital contributions received from IDS Life. The primary uses of funds are annuity obligations, commissions and operating expenses and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. No borrowings were outstanding under the line of credit at December 31, 2003. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

At December 31, 2003, investments in Available-for-Sale fixed maturity securities comprised 92 percent of American Enterprise Life's total invested assets and primarily include mortgage and other asset-backed securities, and corporate debt. Approximately 42 percent is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA quality. American Enterprise Life's corporate bonds and obligations comprise a diverse portfolio with the largest concentrations accounting for approximately 47 percent of the portfolio, in the following industries: banking and finance, utilities, communication and media and transportation.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

At December 31, 2003 and based on amortized costs, approximately 7 percent of American Enterprise Life's investments in Available-for-Sale fixed maturity securities were below investment grade bonds. These investments may be subject to a higher degree of risk than investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as a recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. American Enterprise Life has identified certain Available-for-Sale fixed maturity securities for which a decline in fair value has been determined to be other-than-temporary, and has written them down to fair value with a charge to net income.

During 2001, American Enterprise Life placed its rated CDO securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $54 million, into a securitization trust. In return, American Enterprise Life received $7 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $47 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases or decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2003, net unrealized gains on Available-for-Sale fixed maturity securities included $160.8 million (pretax) of gross unrealized gains and $55.4 million (pretax) of gross unrealized losses.

At December 31, 2003, American Enterprise Life had reserves for losses for mortgage loans of $7.4 million.

The economy and other factors have caused insurance companies to go under regulatory supervision. These situations resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. American Enterprise Life established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. American Enterprise Life has also estimated the potential effect of future assessments on American Enterprise Life's financial position and results of operations and has established a reserve for such potential assessments.

The National Association of Insurance Commissioners (NAIC) established risk-based capital (RBC) standards for life insurance companies to determine capital requirements based upon the risks inherent in its operations. These standards require the computation of a RBC amount which is then compared to a company's actual total adjusted statutory capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level RBC is below certain levels. As of December 31, 2003, American Enterprise Life's total adjusted capital was well in excess of the levels requiring regulatory attention. In 2003, any dividends would require the approval of the Insurance Department of the State of Indiana.

FORWARD-LOOKING STATEMENTS

Certain statements in Item 7. of this Form 10-K Annual Report contain forward-looking statements that are subject to risks and uncertainties that could cause results to differ materially from such statements. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "should," "could," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from American Enterprise Life's forward-looking statements include, but are not limited to: fluctuations in external markets, which can affect the amount and types of investment products sold, the market value of its managed assets, fees received based on those assets and the amount of amortization of DAC; potential deterioration in high-yield and other investments, which could result in further losses in American Enterprise Life's investment portfolio; changes in assumptions relating to DAC which also could impact the amount of DAC amortization; the ability to sell certain high-yield investments at expected values and within anticipated timeframes and to maintain its high-yield portfolio at certain levels in the future; the types and value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's major businesses; the adoption of recently issued rules related to the consolidation of variable interest entities, including those involving CDOs that American Enterprise Life may from time-to-time invest in which could affect both American Enterprise Life's balance sheet and results of operations; and outcomes of litigation.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2003 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXPERTS


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2003 and 2002, and for each of the three years in the period ended Dec. 31, 2003, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - American Express(R) Signature One Select Variable Annuity as of Dec. 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports given on their authority as experts in accounting and auditing.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
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REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
----------------------
    Ernst & Young LLP
    Minneapolis, Minnesota
    January 26, 2004

                                     -- 1 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE AMOUNTS)                                                          2003          2002

ASSETS

Investments: (Note 2)
   Available-for-Sale:
      Fixed maturities, at fair value (amortized cost: 2003, $6,545,561; 2002, $5,105,431)         $6,650,906    $5,288,855
      Common stocks, at fair value (cost: 2003, $--; 2002, $--)                                             6            --
   Mortgage loans on real estate                                                                      534,812       587,535
   Other investments                                                                                    6,069         2,381
---------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             7,191,793     5,878,771
Cash and cash equivalents (Note 1)                                                                      9,065     1,118,692
Amounts due from brokers                                                                                  161            --
Other accounts receivable                                                                               3,572         1,584
Accrued investment income                                                                              70,591        56,448
Deferred policy acquisition costs (Note 3)                                                            345,966       260,577
Other assets                                                                                            6,335        15,887
Separate account assets                                                                             1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $8,735,643    $8,026,730
===========================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $6,645,315    $5,411,938
      Universal life-type insurance                                                                        27            16
   Policy claims and other policyholders' funds                                                         3,100         9,050
   Amounts due to brokers                                                                              75,070       985,081
   Deferred income taxes, net                                                                          11,618        17,608
   Other liabilities                                                                                   68,674        82,453
   Separate account liabilities                                                                     1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             7,911,964     7,200,917
Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value per share; 100,000 shares authorized,
     20,000 shares issued and outstanding                                                               3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  177,545       139,916
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                  60,078       104,259
      Net unrealized derivative losses                                                                 (8,816)      (13,234)
---------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income (loss)                                           51,262        91,025
---------------------------------------------------------------------------------------------------------------------------
      Total stockholder's equity                                                                      823,679       825,813
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $8,735,643    $8,026,730
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 2 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
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CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

REVENUES

Net investment income                                                                 $372,194       $292,067      $271,718
Contractholder charges                                                                   7,569          6,454         5,998
Mortality and expense risk fees                                                         13,749         12,452        10,247
Net realized gain (loss) on investments                                                 25,105              3       (89,920)
---------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                      418,617        310,976       198,043
---------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited on investment contracts and universal life-type insurance            257,235        215,918       180,906
Amortization of deferred policy acquisition costs                                       45,605         48,469        45,494
Other insurance and operating expenses                                                  59,073         98,766        35,579
---------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                         361,913        363,153       261,979
Income (loss) before income tax provision (benefit)                                     56,704        (52,177)      (63,936)
Income tax provision (benefit)                                                          19,075        (18,487)      (22,208)
---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 37,629       $(33,690)     $(41,728)
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 3 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
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CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                  $    37,629    $   (33,690)  $   (41,728)
Adjustments to reconcile net income (loss) to net cash (used in)
   provided by operating activities:
   Change in accrued investment income                                                 (14,143)       (11,026)        9,519
   Change in other accounts receivable                                                  (1,988)           228          (945)
   Change in deferred policy acquisition costs, net                                    (75,285)       (65,680)      (19,301)
   Change in other assets                                                                9,552         (7,360)       31,411
   Change in policy claims and other policyholders' funds                               (5,950)         6,764        (7,009)
   Deferred income tax provision (benefit)                                              15,420         (3,725)      (34,562)
   Change in other liabilities                                                         (13,779)        17,936         6,553
   Amortization of premium (accretion of discount), net                                 23,699            167          (689)
   Net realized (gain) loss on investments                                             (25,105)            (3)       89,920
   Other, net                                                                            7,730         12,784        (7,796)
---------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by operating activities                              (42,220)       (83,605)       25,373

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                             3,365,402      1,092,923       803,034
   Maturities, sinking fund payments and calls                                         875,785        500,348       379,281
   Purchases                                                                        (5,678,854)    (3,409,718)   (1,446,157)
Other investments:
   Sales                                                                                72,281         64,988        71,110
   Purchases                                                                           (25,287)        (4,391)       (8,513)
Change in amounts due from brokers                                                        (161)        41,705       (40,389)
Change in amounts due to brokers                                                      (910,011)       759,954       200,740
---------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                         (2,300,845)      (954,191)      (40,894)

CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                           1,733,030      2,052,002       779,626
   Surrenders and other benefits                                                      (756,827)      (621,646)     (779,649)
   Interest credited to account balances                                               257,235        215,918       180,906
Capital contribution                                                                        --        250,000        60,000
---------------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                      1,233,438      1,896,274       240,883
   Net (decrease) increase in cash and cash equivalents                             (1,109,627)       858,478       225,362
   Cash and cash equivalents at beginning of year                                    1,118,692        260,214        34,852
---------------------------------------------------------------------------------------------------------------------------
   Cash and cash equivalents at end of year                                        $     9,065    $ 1,118,692   $   260,214
===========================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                               $     3,266    $    12,761   $        --
   Interest on borrowings                                                          $       377    $        --   $        15
---------------------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

                                                                         -- 4 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
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CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED
                                                                                         OTHER
                                                                       ADDITIONAL    COMPREHENSIVE                    TOTAL
                                                           CAPITAL       PAID-IN    INCOME (LOSS),   RETAINED     STOCKHOLDER'S
FOR THE THREE YEARS ENDED DECEMBER 31, 2003 (THOUSANDS)     STOCK        CAPITAL      NET OF TAX     EARNINGS        EQUITY
Balance, January 1, 2001                                   $3,000       $281,872      $(62,097)      $215,334      $438,109
Comprehensive income:
   Net loss                                                    --             --            --        (41,728)      (41,728)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $18,699                     --             --       (34,726)            --       (34,726)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of income
      tax provision of $73,754                                 --             --       136,972             --       136,972
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of $30,811                   --             --       (57,220)            --       (57,220)
   Reclassification adjustment for losses on derivatives
      included in net loss, net of income tax benefit
      of $4,535                                                --             --         8,422             --         8,422
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        11,720
Capital contribution                                           --         60,000            --             --        60,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                                  3,000        341,872        (8,649)       173,606       509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of pretax
      deferred policy acquisition costs of ($23,026) and
      income tax provision of $51,599                          --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      loss, net of income tax provision of $2,471              --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on
      derivatives included in net loss, net of income tax
      benefit of $4,542                                        --             --         8,436             --         8,436
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        65,984
Capital contribution                                           --        250,000            --             --       250,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      Securities arising during the year, net of pretax
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of $9,157            --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of income
      tax benefit of $2,378                                    --             --         4,417             --         4,417
---------------------------------------------------------------------------------------------------------------------------

   Total comprehensive loss                                                                                          (2,134)
Capital contribution                                           --             --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                                 $3,000       $591,872      $ 51,262       $177,545      $823,679
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 5 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

American Enterprise Life Insurance Company (American Enterprise Life) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance and annuity business in 48 states. American Enterprise Life is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. American Enterprise Life also wholly owns American Enterprise REO 1, LLC. This subsidiary holds mortgage loans on real estate and/or real estate investments.

American Enterprise Life's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Variable universal life insurance is offered as well. American Enterprise Life distributes its products primarily through financial institutions and regional and/or independent broker dealers.

American Enterprise Life's fixed annuity contracts guarantee a minimum interest rate during the accumulation period (the time before the annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion, and has adopted a practice whereby any higher current rate is guaranteed for a specified period. Under American Enterprise Life's variable annuity products, the purchaser may choose among general account and separate account investment options. Within the general account, many contracts allow the purchaser to select the number of years a fixed rate will be guaranteed. If a guarantee term longer than one year is chosen, there may be a market value adjustment applied if funds are withdrawn before the end of that term. Separate account options include accounts investing in equities, bonds, managed funds and/or short term securities.

BASIS OF PRESENTATION

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 5). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

NET INVESTMENT INCOME

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

CONTRACTHOLDER AND POLICYHOLDER CHARGES

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance charges, administrative charges and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

NET REALIZED GAIN (LOSS) ON INVESTMENTS

Realized gains and losses are recognized on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

                                      -- 6 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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INVESTMENTS -- FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity securities and marketable equity securities are classified as Available-for-Sale and carried at fair value. Unrealized gains and losses on securities classified as Available-for-Sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in a security's fair value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for fixed maturity securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in net realized gain (loss) on investments within the Consolidated Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections which require a significant degree of management judgment as to default and recovery rates of the underlying investments and, as such, are subject to change. American Enterprise Life's CDO investments are accounted for in accordance with Emerging Issues Task Force (EITF) Issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Net investment income, which primarily consists of interest earned on fixed maturity securities, is generally accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums, discounts and anticipated prepayments on mortgage backed securities.

Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

INVESTMENTS -- MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

CASH AND CASH EQUIVALENTS

American Enterprise Life considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principle DAC assumptions, such as persistency, mortality rate, interest margin and maintenance expense level assumptions each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring process, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can either be positive or negative in any particular period and is reflected in the period in which such changes are made.

                                      -- 7 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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GUARANTEED MINIMUM DEATH BENEFITS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in value of the contract. A large portion of American Enterprise Life's contracts containing a GMDB provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount though not below the amount invested adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Through December 31, 2003, the amount paid in excess of contract value was expensed when payable. Amounts expensed in 2003, 2002 and 2001 were $2.9 million, $6.4 million, and $0.8 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods. See Recently issued accounting standards section herein for a description of Statement of Position 03-1.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates, ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

REINSURANCE

There are no amounts recoverable from reinsurers at December 31, 2003 and 2002.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with that used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by American Enterprise Life is $750,000 on any single life. American Enterprise Life retains all accidental death benefit, and waiver of premium risk.

FEDERAL INCOME TAXES

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

SEPARATE ACCOUNT BUSINESS

The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. Through December 31, 2003, American Enterprise Life received mortality and expense risk fees directly from the separate accounts. During the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager of these proprietary mutual funds. In connection with this change and through an agreement with AEFC, American Enterprise Life receives fund administrative services fees for the fund management services American Enterprise Life provides these proprietary mutual funds.

American Enterprise Life makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, American Enterprise Life guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. American Enterprise Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.

                                      -- 8 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

RECENTLY ISSUED ACCOUNTING STANDARDS

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). American Enterprise Life is currently evaluating its impact, which, among other provisions, requires reserves related to guaranteed minimum death benefits included within the majority of variable annuity contracts offered by American Enterprise Life. SOP 03-1 is required to be adopted on January 1, 2004, and any impact will be recognized in American Enterprise Life's 2004 results of operations.

In November 2003, the FASB ratified a consensus on the disclosure provisions of EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The disclosure provisions of this rule, which are addressed in Note 2, require tabular presentation of certain information regarding investment securities with gross unrealized losses.

In July 2000, the FASB's EITF issued a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." American Enterprise Life adopted the consensus as of January 1, 2001. Issue No. 99-20 prescribed new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects American Enterprise Life's CDO investments. Although there was no significant impact resulting from the adoption of Issue 99-20, American Enterprise Life holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, American Enterprise Life adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which required an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 resulted in a cumulative after-tax reduction to other comprehensive income of $34.7 million. This reduction in other comprehensive income is due to cash flow hedges that existed previous to adopting SFAS No. 133 that no longer qualify or are not designated for hedge accounting treatment under SFAS No. 133. The cumulative impact to earnings was not significant. See Note 9 for further discussion of American Enterprise Life's derivatives and hedging activities.

2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available-for-Sale securities at December 31, 2003 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                        AMORTIZED     UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                               COST           GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate bonds and obligations                                     2,737,449        98,969        (18,067)    2,818,351
   Foreign corporate bonds and obligations                               574,582        23,521         (6,055)      592,048
   U.S. Government agency obligations                                     87,614           741            (19)       88,336
   Structured investments                                                 49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        6,545,561       160,760        (55,415)    6,650,906
   Common stocks                                                              --             6             --             6
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $6,545,561      $160,766       $(55,415)   $6,650,912
===========================================================================================================================

                                                                         -- 9 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Available-for-Sale securities at December 31, 2002 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                       AMORTIZED      UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                              COST            GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,306,057      $101,719       $   (804)   $3,406,972
   Corporate bonds and obligations                                     1,459,454        89,905        (17,264)    1,532,095
   Foreign corporate bonds and obligations                               278,974        19,078           (663)      297,389
   U.S. Government agency obligations                                      4,928           389             --         5,317
   Structured investments                                                 53,768            --         (9,142)       44,626
   State and municipal obligations                                         2,250           206             --         2,456
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        5,105,431       211,297        (27,873)    5,288,855
   Common stocks                                                              --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $5,105,431      $211,297       $(27,873)   $5,288,855
===========================================================================================================================

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003:

                                              LESS THAN 12 MONTHS           12 MONTHS OR MORE                TOTAL
                                              FAIR     UNREALIZED           FAIR     UNREALIZED        FAIR      UNREALIZED
(THOUSANDS)                                   VALUE      LOSSES             VALUE      LOSSES          VALUE       LOSSES
-----------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES:

Mortgage and other asset-backed securities  $1,411,059   $(22,106)         $   --      $ --          $1,411,059   $(22,106)
Corporate bonds and obligations                797,463    (18,012)          1,438       (55)            798,901    (18,067)
Foreign corporate bonds and obligations        172,213     (6,055)             --        --             172,213     (6,055)
U.S. Government agency obligations                 529        (19)             --        --                 529        (19)
State and municipal obligations                 21,943     (1,062)             --        --              21,943     (1,062)
-----------------------------------------------------------------------------------------------------------------------------
Total                                       $2,403,207   $(47,254)         $1,438      $(55)         $2,404,645   $(47,309)
=============================================================================================================================

NOTE: EXCLUDES STRUCTURED INVESTMENTS THAT ARE ACCOUNTED FOR PURSUANT TO EITF 99-20, AND ARE THEREFORE OUTSIDE THE SCOPE OF EITF 03-1. AT DECEMBER 31, 2003, SUCH INVESTMENTS HAD GROSS UNREALIZED LOSSES OF $8.1 MILLION.

Approximately 204 investment positions were in an unrealized loss position as of December 31, 2003. The gross unrealized losses on these securities are attributable to a number of factors including changes in interest rates and credit spreads and specific credit events associated with individual issuers. As part of its ongoing monitoring process, management has concluded that none of these securities are other-than-temporarily impaired at December 31, 2003. American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost. See Investments -- Fixed maturity and equity securities section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary.

The following is a distribution of Available-for-Sale securities by maturity at December 31, 2003:

                                                                                                  AMORTIZED       FAIR
(THOUSANDS)                                                                                         COST          VALUE
---------------------------------------------------------------------------------------------------------------------------
Due within one year                                                                              $   37,979    $   38,741
Due from one to five years                                                                          883,902       934,536
Due from five to ten years                                                                        2,306,080     2,354,394
Due in more than ten years                                                                          251,154       241,687
Mortgage and other asset-backed securities                                                        3,066,446     3,081,548
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         $6,545,561    $6,650,906
===========================================================================================================================

The timing of actual receipts will differ from contractual maturities because issuers may have the right to call or prepay obligations.

                                                                        -- 10 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 2003, fixed maturity securities comprised approximately 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $132.6 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings are presented using S&P's convention and if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities, at fair value, by rating on December 31, is as follows:

RATING                                                 2003          2002
----------------------------------------------------------------------------
AAA                                                     50%           65%
AA                                                       2             1
A                                                       18            10
BBB                                                     23            19
Below investment grade                                   7             5
----------------------------------------------------------------------------
   Total                                               100%          100%
----------------------------------------------------------------------------

At December 31, 2003, approximately 92% of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                    2003          2002         2001
--------------------------------------------------------------------------------
Sales                                       $3,365,402   $1,092,923   $  803,034
Maturities                                  $  875,785   $  500,348   $  379,281
Purchases                                   $5,678,854   $3,409,718   $1,446,157
================================================================================

Gross realized gains on sales of securities classified as Available-for-Sale securities, using the specific identification method, were approximately $65.8 million, $38.2 million and $17.9 million for the years ended December 31, 2003, 2002 and 2001, respectively. Gross realized losses on sales of Available-for-Sale securities were approximately ($30.3 million), ($17.6 million) and ($72.6 million) for the same periods. American Enterprise Life also recognized losses of approximately ($9.3 million), ($14.5 million) and ($30.1 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003, 2002 and 2001, respectively. The 2001 losses include the effect of the write-down and sale of high-yield securities discussed below.

During 2001, American Enterprise Life recognized pretax losses of $90.2 million to recognize the impact of higher default rate assumptions on certain structured investments, to write down lower-rated securities (most of which were sold in 2001) in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments. Of the total charge of $90.2 million, approximately $83.7 million of these losses are included in net realized losses on investments and $6.5 million are included in net investment income.

Also during 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets) having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based upon the estimated present value of future cash flows. The retained interests are accounted for in accordance with EITF Issue No. 99-20.

The change in net unrealized securities gains (losses) recognized in other comprehensive income includes two components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), and (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities (reclassification for realized gains (losses)). This reclassification has no effect on total comprehensive income or shareholder's equity.

The following table presents these components of other comprehensive income net of tax:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Holding (losses) gains                                                               $(27,174)       $95,827      $136,972
Reclassification for realized securities losses (gains)                               (17,006)        (4,589)      (57,220)
--------------------------------------------------------------------------------------------------------------------------
Increase in net unrealized securities (losses) gains recognized in other
comprehensive income                                                                 $(44,180)       $91,238      $ 79,752
===========================================================================================================================

At December 31, 2003 and 2002, bonds carried at $3.5 million and $3.4 million, respectively, were on deposit with various states as required by law.

                                                                        -- 11 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Pursuant to the adoption of SFAS No. 133 at January 1, 2001, American Enterprise Life reclassified all held-to-maturity securities with a carrying value of $934.1 million and net unrealized losses of $7.1 million to Available-for-Sale.

MORTGAGE LOANS ON REAL ESTATE

The following is a summary of mortgage loans on real estate at December 31:

(THOUSANDS)                                                                                             2003          2002
---------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $542,174      $598,347
Mortgage loans on real estate reserves                                                                 (7,362)      (10,812)
---------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $534,812      $587,535
===========================================================================================================================

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements.

At December 31, 2003 and 2002, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was $2.8 million and $11.7 million, with a reserve of $1.0 million and $4.7 million, respectively. During 2003 and 2002, the average recorded investment in impaired mortgage loans on real estate was $6.6 million and $9.4 million, respectively. American Enterprise Life recognized $0.2 million, $0.3 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2003, 2002 and 2001, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $10,812        $ 5,067        $5,054
Provision for mortgage loan losses                                                         281          6,079           928
Foreclosures, write-offs and other                                                      (3,731)          (334)         (915)
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 7,362        $10,812        $5,067
===========================================================================================================================

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                            DECEMBER 31, 2003                            DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
REGION                                                     SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
South Atlantic                                           $118,183      $   --                        $145,999           $--
Middle Atlantic                                            75,056          --                          85,680            --
East North Central                                         99,371       1,000                         103,713            --
Mountain                                                   74,347          --                          75,001            --
West North Central                                         88,961          --                          99,790            --
New England                                                25,229          --                          28,360            --
Pacific                                                    24,607          --                          25,759            --
West South Central                                         25,724          --                          26,889            --
East South Central                                         10,696          --                           7,156            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                            DECEMBER 31, 2003                           DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
PROPERTY TYPE                                              SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                 $139,417      $   --                        $159,176           $--
Apartments                                                113,746          --                         132,567            --
Office buildings                                          169,904       1,000                         171,799            --
Industrial buildings                                       60,275          --                          67,776            --
Hotels/motels                                              33,091          --                          35,421            --
Medical buildings                                          18,694          --                          24,476            --
Nursing/retirement homes                                    2,413          --                           2,707            --
Mixed use                                                   4,634          --                           4,425            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2003 and 2002 was not material.

                                                                        -- 12 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Mortgage loan findings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan.

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $321,420       $239,084      $211,920
Income on mortgage loans on real estate                                                 42,482         47,697        54,723
Other                                                                                   11,600          8,874         6,498
---------------------------------------------------------------------------------------------------------------------------
                                                                                       375,502        295,655       273,141
Less investment expenses                                                                 3,308          3,588         1,423
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $372,194       $292,067      $271,718
===========================================================================================================================

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $26,163        $ 6,068      $(84,770)
Mortgage loans on real estate                                                            3,450         (5,744)       (1,263)
Other                                                                                   (4,508)          (321)       (3,887)
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $25,105        $     3      $(89,920)
===========================================================================================================================

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                            $260,577       $217,923      $198,622
Capitalization of expenses                                                             120,890        114,149        64,795
Amortization                                                                           (45,605)       (48,469)      (45,494)
Change in unrealized investment gains and losses                                        10,104        (23,026)           --
---------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                  $345,966       $260,577      $217,923
===========================================================================================================================

4. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                             $ 3,371       $(15,096)     $ 11,803
   Deferred                                                                             15,420         (3,725)      (34,562)
---------------------------------------------------------------------------------------------------------------------------
                                                                                        18,791        (18,821)      (22,759)
State income taxes-current                                                                 284            334           551
---------------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit)                                                           $19,075       $(18,487)     $(22,208)
===========================================================================================================================

Income tax expense (benefit) differs from that computed by using the federal statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                               2003                       2002                         2001
(DOLLARS IN THOUSANDS)                                 PROVISION      RATE       PROVISION       RATE          PROVISION      RATE
------------------------------------------------------------------------------------------------------------------------------------
Federal income taxes based on the statutory rate        $19,846       35.0%      $(18,262)      (35.0)%        $(22,378)     (35.0)%
Tax-exempt interest and dividend income                    (485)      (0.8)           (62)       (0.1)               (3)        --
State taxes, net of federal benefit                         184        0.3            217         0.4               358        0.6
Other, net                                                 (470)      (0.9)          (380)       (0.7)             (185)      (0.3)
------------------------------------------------------------------------------------------------------------------------------------
Total income taxes                                      $19,075       33.6%      $(18,487)      (35.4)%        $(22,208)     (34.7)%
====================================================================================================================================

                                                                        -- 13 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of American Enterprise Life's deferred income tax assets and liabilities as of December 31 are as follows:

(THOUSANDS)                                                                                             2002          2001
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                                                                   $ 64,080      $ 48,048
   Net unrealized losses on Available-for-Sale securities                                              10,688            --
   Investments, other                                                                                   3,252         3,154
   Other                                                                                                  412         6,049
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax assets                                                                       78,432        57,251
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax liabilities:
   Deferred policy acquisition costs                                                                   90,050        73,243
   Net unrealized gains on Available-for-Sale securities                                                   --         1,616
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                                                  90,050        74,859
---------------------------------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                                                  $(11,618)     $(17,608)
===========================================================================================================================

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

5. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $99.1 million and $101.5 million as of December 31, 2003 and 2002, respectively. Any dividend distributions in 2003 would require approval by the Indiana Department of Insurance.

Statutory net loss for the years ended December 31 and statutory capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                                                               2003          2002           2001
---------------------------------------------------------------------------------------------------------------------------
Statutory net gain (loss)                                                             $  6,483       $(85,113)     $(81,461)
Statutory capital and surplus                                                          495,816        493,339       303,501
---------------------------------------------------------------------------------------------------------------------------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The State of Indiana adopted the provisions of the revised manual without modification. The revised manual changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that American Enterprise Life uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $44.8 million to American Enterprise Life's statutory-basis capital and surplus as of January 1, 2001.

6. RELATED PARTY TRANSACTIONS

American Enterprise Life has no employees. Charges by IDS Life for the use of joint facilities, technology support, marketing services and other services aggregated $56.3 million, $44.5 million, and $34.7 million for the years ended December 31, 2003, 2002 and 2001, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003 and, as discussed in the "Separate account business" section of Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide fund management services other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. During the fourth quarter of 2003, $138 thousand was received by American Enterprise Life under this arrangement.

American Enterprise Life has entered into interest rate swaps and interest rate floors with IDS Life. See Note 8 for more details.

Included in other liabilities at December 31, 2003 and 2002 is $2.4 million and $1.5 million, respectively, payable to IDS Life for federal income taxes.

                                    -- 14 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50.0 million. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2003 or 2002.

8. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

At December 31, 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

Reinsurance contracts do not relieve American Enterprise Life from its primary obligation to policyholders.

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

9. DERIVATIVE FINANCIAL INSTRUMENTS

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. American Enterprise Life is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. American Enterprise Life monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of American Enterprise Life's counterparties are rated A or better by Moody's and Standard & Poor's.

American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($42.7 million) and ($72.5 million) at December 31, 2003 and 2002, respectively, and are included in Other liabilities. The interest rate floors had carrying amounts of $6.1 million and $15.9 million at December 31, 2003 and 2002, respectively, and are included in Other assets. The interest rate caps had carrying amounts of $nil and $8 thousand as of December 31, 2003 and 2002, respectively, and are included in Other assets. American Enterprise Life incurred ($11.6 million) and ($56.8 million) in derivative losses in 2003 and 2002, respectively, which are included in Other operating expenses. The decrease in derivative losses in 2003 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

                                    -- 15 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

American Enterprise Life discloses fair value information for financial instruments for which it is practicable to estimate that value. The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2003 and 2002 and require management judgment. These figures may not be indicative of their future fair values. Fair value of life insurance obligations, receivables and all non-financial instruments, such as DAC, are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented.

                                                                 2003                          2002
                                                       CARRYING       FAIR            CARRYING        FAIR
(THOUSANDS)                                             AMOUNT        VALUE            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Fixed maturities                                     $6,650,906    $6,650,906        $5,288,855    $5,288,855
Common stocks                                        $        6    $        6        $       --    $       --
Mortgage loans on real estate                        $  534,812    $  585,295        $  587,535    $  656,200
Derivatives                                          $    6,072    $    6,072        $   15,852    $   15,852
Cash and cash equivalents                            $    9,065    $    9,065        $1,118,692    $1,118,692
Separate account assets                              $1,108,160    $1,108,160        $  694,771    $  694,771
-------------------------------------------------------------------------------------------------------------

FINANCIAL LIABILITIES
Future policy benefits for fixed annuities             $6,623,247  $6,385,595        $5,388,765    $5,256,677
Derivatives                                            $   42,904  $   42,904        $   73,058    $   73,058
Separate account liabilities                           $1,107,211  $1,064,419        $  694,248    $  671,315
-------------------------------------------------------------------------------------------------------------

At December 31, 2003 and 2002, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $22.1 million and $23.2 million, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2003 and 2002. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2003 and 2002.

At December 31, 2003 and 2002, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $0.9 million and $0.5 million, respectively.

                                    -- 16 --

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts                           p.  3
Rating Agencies                                       p.  4
Principal Underwriter                                 p.  4
Independent Auditors                                  p.  4
Condensed Financial Information (Unaudited)           p.  5
Financial Statements


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDICES

THE PURPOSE OF THESE APPENDICES IS TO ILLUSTRATE THE OPERATION OF VARIOUS CONTRACT FEATURES AND RIDERS. IN ORDER TO DEMONSTRATE THESE CONTRACT FEATURES AND RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS AND GPAS AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES


ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.


Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

   EARLY WITHDRAWAL AMOUNT X [(          1 + i          )(TO THE POWER OF n/12) - 1] = MVA
                                 ---------------------
                                     1 + j + .001

   Where  i = rate earned in the GPA from which amounts are being transferred or withdrawn.
          j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
          n = number of months remaining in the current Guarantee Period
              (rounded up).

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:


- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.


EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(          1.030          )(TO THE POWER OF 84/12) - 1] = -$39.84
                ---------------------
                  1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(          1.030          )(TO THE POWER OF 84/12) - 1] = $27.61
                ---------------------
                  1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 8%. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

ASSUMPTIONS:

- You purchase the contract with a payment of $50,000 and we add a $2,000 purchase payment credit on Jan. 1, 2004. You allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals; and

- on Jan. 1, 2005 (the first contract anniversary) your total contract value is $55,545; and

- on Jan. 1, 2006 (the second contract anniversary) your total contract value is $53,270.


WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(SM) ON THE SECOND ANNIVERSARY AS FOLLOWS:

THE INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:
   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $52,000
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
   -------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE                                             $55,545

THE INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:
   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $52,000
   Contract value on the second anniversary:                                                                   $53,270
   5% Variable Account Floor = 1.05 x 1.05 x $52,000                                                           $57,330
   -------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE                                 $57,330

THE INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED
INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:
   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $52,000
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
   5% Variable Account Floor = 1.05 x 1.05 x $52,000                                                           $57,330
   -------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE               $57,330

THE INCOME ASSURER BENEFIT(SM) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:
INCOME ASSURER BENEFIT(SM) - MAV FEE =                                                        .55% X $55,545 = $305.50
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE FEE =                               .70% X $57,330 = $401.31
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE FEE =             .75% X $57,330 = $429.98

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES


FULL WITHDRAWAL CHARGE CALCULATION - NINE-YEAR WITHDRAWAL CHARGE SCHEDULE:
This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a nine-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

- We receive a single $50,000 purchase payment on Jan. 1, 2004 and we immediately add a $2,000 purchase payment credit; and

-  the contract anniversary date is Jan. 1 each year; and

- you withdraw the contract for its total value on July 1, 2007, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 8.0%; and

-  you have made no withdrawals prior to July 1, 2007.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:



                                                                                CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                                                                ------------------   ------------------
                                   Contract Value at time of full withdrawal:      $  60,000.00         $  40,000.00
                                         Contract Value on prior anniversary:         58,000.00            42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                      Current Contract Value:         60,000.00            40,000.00
                                 less purchase payment still in the contract:         50,000.00            50,000.00
                                                                                   ------------         ------------
                            Earnings in the contact (but not less than zero):         10,000.00                 0.00

STEP 2. Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:

                                                    Earnings in the contract:         10,000.00                 0.00
                               10% of the prior anniversary's Contract Value:          5,800.00             4,200.00
                                                                                   ------------         ------------
                                                                         TFA:         10,000.00             4,200.00

STEP 3. Now we can determine how much of the purchase payment is being withdrawn
        (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                       0.00             4,200.00
              ACV =  amount withdrawn in excess of earnings                           50,000.00            40,000.00
               CV =  total contract value just prior to current withdrawal            60,000.00            40,000.00
              TFA =  from Step 2                                                      10,000.00             4,200.00
            PPNPW =  purchase payment not previously withdrawn                        50,000.00            50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                         PPW:         50,000.00            50,000.00
                                                                    less XSF:             (0.00)           (4,200.00)
                                                                                   ------------         ------------
                                amount of PPW subject to a withdrawal charge:         50,000.00            45,800.00
                                    multiplied by the withdrawal charge rate:             x 8.0%               x 8.0%
                                                                                   ------------         ------------
                                                           withdrawal charge:          4,000.00             3,664.00

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                    Contract Value withdrawn:         60,000.00            40,000.00
                                                           WITHDRAWAL CHARGE:         (4,000.00)           (3,664.00)
                             Contract charge (assessed upon full withdrawal):            (40.00)              (40.00)
                                                                                   ------------         ------------

                                                NET FULL WITHDRAWAL PROCEEDS:      $  55,960.00         $  36,296.00


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION - NINE-YEAR WITHDRAWAL CHARGE SCHEDULE:
This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a nine-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

- We receive a single $50,000 purchase payment on Jan. 1, 2004, and we immediately add a $2,000 purchase payment credit; and

-  the contract anniversary date is Jan. 1 each year; and

- you request a partial withdrawal of $15,000 on July 1, 2007, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 8.0%; and

-  you have made no withdrawals prior to July 1, 2007.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:



                                                                                CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                                                                ------------------   ------------------
                                Contract Value at time of partial withdrawal:      $  60,000.00         $  40,000.00
                                         Contract Value on prior anniversary:         58,000.00            42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                      Current Contract Value:         60,000.00            40,000.00
                                 less purchase payment still in the contract:         50,000.00            50,000.00
                                                                                   ------------         ------------
                            Earnings in the contact (but not less than zero):         10,000.00                 0.00

STEP 2. Next, we determine the TFA available in the contract as the greatest of the following values:

                                                    Earnings in the contract:         10,000.00                 0.00
                               10% of the prior anniversary's Contract Value:          5,800.00             4,200.00
                                                                                   ------------         ------------
                                                                         TFA:         10,000.00             4,200.00

STEP 3. Now we can determine how much of the purchase payment and purchase payment credit is being withdrawn (PPW) as:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)
              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                       0.00             4,200.00
              ACV =  amount withdrawn in excess of earnings                            5,434.78            16,231.37
               CV =  total contract value just prior to current withdrawal            60,000.00            40,000.00
              TFA =  from Step 2                                                      10,000.00             4,200.00
   PPNPW =purchase payment not previously withdrawn                                   50,000.00            50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                         PPW:          5,434.78            19,592.09
                                                                    less XSF:             (0.00)           (4,200.00)
                                                                                   ------------         ------------
                                amount of PPW subject to a withdrawal charge:          5,434.78            15,392.09
                                    multiplied by the withdrawal charge rate:             x 8.0%               x 8.0%
                                                                                   ------------         ------------
                                                           withdrawal charge:            434.78             1,231.37

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                    Contract Value withdrawn:         15,434.78            16,231.37
                                                           WITHDRAWAL CHARGE:           (434.78)           (1,231.37)
                                                                                   ------------         ------------

                                                NET FULL WITHDRAWAL PROCEEDS:      $  15,000.00         $  15,000.00


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- DEATH BENEFITS


EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004. We add a purchase payment credit of $5,000 to the contract; and

- on Jan. 1, 2005, you make an additional payment of $20,000. We add a purchase payment credit of $1,000; and

- on March 1, 2005, the contract value is $110,000 and you take a $10,000 partial withdrawal (including withdrawal charges); and

-  on March, 1, 2006, the contract value is $105,000.


   WE CALCULATE THE ROP DEATH BENEFIT ON MARCH 1, 2006, AS FOLLOWS:

      Contract value at death:                                                              $      105,000.00
                                                                                            =================

      Purchase payments, plus credits minus adjusted partial withdrawals:

         Total purchase payments:                                                           $      120,000.00

         plus purchase payment credits:                                                             +6,000.00

         minus adjusted partial withdrawals calculated as:

         $10,000 X $126,000                                                                        -11,454.55
         ------------------ =                                                               -----------------
              $110,000

         for a death benefit of:                                                            $      114,545.45
                                                                                            =================

   THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:                                       $      114,545.45


EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 on Jan. 1, 2004. We add a purchase payment credit of $1,000 to your contract; and

- on Jan. 1, 2005 (the first contract anniversary) the contract value grows to $29,000; and

- on March 1, 2005 the contract value falls to $27,000, at which point you take a $1,500 partial withdrawal (including withdrawal charges), leaving a contract value of $25,500.

   WE CALCULATE THE MAV DEATH BENEFIT ON MARCH 1, 2005, WHICH IS BASED ON THE GREATER OF THREE VALUES AS FOLLOWS:



      1. CONTRACT VALUE AT DEATH:                                                           $       25,500.00
                                                                                            =================

      2. PURCHASE PAYMENTS, PLUS PURCHASE PAYMENT CREDITS MINUS
         ADJUSTED PARTIAL WITHDRAWALS:

            Total purchase payments and purchase payment credits:                           $       26,000.00

            minus adjusted partial withdrawals, calculated as:

            $1,500 X $26,000  =                                                                     -1,444.44
            ----------------                                                                -----------------
                 $27,000

         for a death benefit of:                                                            $       24,555.56
                                                                                            =================

      3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:

            Greatest of your contract anniversary values:                                   $       29,000.00

            plus purchase payments and purchase payment credits
            made since the prior anniversary:                                                           +0.00

            minus adjusted partial withdrawals, calculated as:

            $1,500 X $29,000  =                                                                     -1,611.11
            ----------------                                                                -----------------
                 $27,000

         for a death benefit of:                                                            $       27,388.89
                                                                                            =================

   THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST
   OF THESE THREE VALUES, WHICH IS THE MAV:                                                                     $       27,388.89


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT


ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 and we add a purchase payment credit of $1,000 to your contract. You allocate $5,000 to the GPA accounts and $21,000 to the subaccounts; and

- on Jan. 1, 2005 (the first contract anniversary), the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- on March 1, 2005, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal, (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   THE DEATH BENEFIT ON MARCH 1, 2005, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS FOLLOWS:



      1. CONTRACT VALUE AT DEATH:                                                           $       22,800.00
                                                                                            =================

      2. PURCHASE PAYMENTS, PLUS PURCHASE PAYMENT CREDITS
         MINUS ADJUSTED PARTIAL WITHDRAWALS:

            Total purchase payments and purchase payment credits:                           $       26,000.00

            minus adjusted partial withdrawals, calculated as:

            $1,500 X $26,000  =                                                                     -1,604.94
            ----------------                                                                -----------------
                 $24,300

         for a death benefit of:                                                            $       24,395.06
                                                                                            =================

      3. THE 5% VARIABLE ACCOUNT FLOOR:

            The variable account floor on Jan. 1, 2005, calculated as:
            1.05 x $21,000 =                                                                $       22,050.00

            plus purchase payments and purchase payment credits
            allocated to the subaccounts since that anniversary:                                        +0.00

            minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

            $1,500 X $22,050  =                                                                     -1,740.79
            ----------------                                                                -----------------
                 $19,000

            variable account floor benefit:                                                 $       20,309.21

            plus the GPA account value:                                                             +5,300.00
                                                                                            -----------------
         5% variable account floor (value of the GPAs
         and the variable account floor):                                                   $       25,609.21
                                                                                            =================

   THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST
   OF THESE THREE VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                               $       25,609.21


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT


ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit with $5,000 allocated to the GPA accounts and $21,000 allocated to the subaccounts; and

- on Jan. 1, 2005 (the first contract anniversary), the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- on March 1, 2005, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   THE DEATH BENEFIT ON MARCH 1, 2005, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:



      1. CONTRACT VALUE AT DEATH:                                                           $       22,800.00
                                                                                            =================
      2. PURCHASE PAYMENTS AND PURCHASE PAYMENT CREDITS
         MINUS ADJUSTED PARTIAL WITHDRAWALS:

            Total purchase payments:                                                        $       26,000.00

            minus adjusted partial withdrawals, calculated as:

            $1,500 X $26,000  =                                                                     -1,604.94
            ----------------                                                                -----------------
                $24,300

            for a return of purchase payments death benefit of:                             $       24,395.06
                                                                                            =================

      3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING
         THE DATE OF DEATH:

            The MAV on the immediately preceding anniversary:                               $       26,000.00

            plus purchase payments and credits made since that anniversary:                             +0.00

            minus adjusted partial withdrawals made since that anniversary, calculated as:

            $1,500 X $26,000  =                                                                     -1,604.94
            ----------------                                                                -----------------
                $24,300

         for a MAV Death Benefit of:                                                        $       24,395.06
                                                                                            =================
      4. THE 5% VARIABLE ACCOUNT FLOOR:

            The variable account floor on Jan. 1, 2004,
            calculated as: 1.05 X $21,000 =                                                 $       22,050.00

            plus purchase payments and purchase payment credit
            amounts allocated to the subaccounts since that anniversary:                                +0.00

            minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

            $1,500 X $22,050  =                                                                     -1,740.79
            ----------------                                                                -----------------
                $19,000

            variable account floor benefit:                                                 $       20,309.21

            plus the GPA value:                                                                     +5,300.00

            5% variable account floor (value of the GPAs
            and the variable account floor):                                                $       25,609.21
                                                                                            =================

   EDB, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
   WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                                                      $       25,609.21


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER


EXAMPLE OF THE GUARANTOR(SM) WITHDRAWAL BENEFIT

ASSUMPTIONS:

-  You purchase the contract with a payment of $100,000 on Jan. 1, 2004; and

-  we add a purchase payment credit of $5,000 to your contract.



   The Guaranteed Benefit Amount (GBA) equals your purchase payment
   plus the purchase payment credit:                                                        $         105,000

   The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
      0.07 x $105,000 =                                                                     $           7,350

   The Remaining Benefit Amount (RBA) equals your purchase payment
   plus the purchase payment credit:                                                        $         105,000

   On Jan. 1, 2005 the contract value grows to $110,000. You decide to step up your benefit.

   The RBA equals 100% of your contract anniversary value:                                  $         110,000

   The GBA equals 100% of your contract anniversary value:                                  $         110,000

   The GBP equals 7% of your stepped-up GBA:
      0.07 x $110,000 =                                                                     $           7,700

   On July 1, 2007 you decide to take a partial withdrawal of                               $          7,700.

   You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
      $110,000 - $7,700 =                                                                   $         102,300

   The GBA equals the GBA immediately prior to the partial withdrawal:                      $         110,000

   The GBP equals 7% of your GBA:
      0.07 x $110,000 =                                                                     $           7,700

   On Jan. 1, 2008 you make an additional purchase payment of $50,000.

   We add a purchase payment credit of $2,500 to your contract.

   The new RBA for the contract is equal to your prior RBA plus 100%
   of the additional purchase payment and purchase payment credit:
      $102,300 + $52,500 =                                                                  $         154,800

   The new GBA for the contract is equal to your prior GBA plus 100%
   of the additional purchase payment and purchase payment credit:
      $110,000 + $52,500 =                                                                  $         162,500

   The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment and purchase payment credit:
      $7,700 + $3,675 =                                                                     $          11,375

   On Jan. 1, 2009 your contract value grows to $200,000. You decide to step up your benefit.

   The RBA equals 100% of your contract anniversary value:                                  $         200,000

   The GBA equals 100% of your contract anniversary value:                                  $         200,000

   The GBP equals 7% of your stepped-up GBA:
      0.07 x $200,000 =                                                                     $          14,000


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

   On July 1, 2010 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

      (1) your contract value immediately following the partial withdrawal;
             $230,000 - $20,000 =                                                           $         210,000

      OR

      (2) your prior RBA less the amount of the partial withdrawal.
             $200,000 - $20,000 =                                                           $         180,000

   Reset RBA = lesser of (1) or (2) =                                                       $         180,000

   The GBA gets reset to the lesser of:

      (1) your prior GBA                                                                    $         200,000

      OR

      (2) the greater of:

             a. your contract value immediately following the partial withdrawal;
                   $230,000 - $20,000 =                                                     $         210,000

             OR

             b. your Reset RBA.                                                             $         180,000

      Greater of a. or b. =                                                                 $         210,000

   Reset GBA = lesser of (1) or (2) =                                                       $         200,000

   The Reset GBP is equal to 7% of your Reset GBA:
      0.07 x $200,000 =                                                                     $          14,000

   On July 1, 2012 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

      (1) your contract value immediately following the partial withdrawal;
             $175,000 - $25,000 =                                                           $         150,000

      OR

      (2) your prior RBA less the amount of the partial withdrawal.
             $180,000 - $25,000 =                                                           $         155,000

   Reset RBA = lesser of (1) or (2) =                                                       $         150,000

   The GBA gets reset to the lesser of:

      (1) your prior GBA;                                                                   $         200,000

      OR

      (2) the greater of:

             a. your contract value immediately following the partial withdrawal;
                   $175,000 - $25,000 =                                                     $         150,000

             OR

             b. your Reset RBA.                                                             $         150,000

      Greater of a. or b. =                                                                 $         150,000

   Reset GBA = lesser of (1) or (2) =                                                       $         150,000

   The Reset GBP is equal to 7% of your Reset GBA:
      0.07 x $150,000 =                                                                     $          10,500


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS


The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "Protected Investment Options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (Protected Investment Options). Some Portfolio Navigator asset allocation model portfolios include Protected Investment Options and Excluded Investment Options (AXP(R) Variable Portfolio - Cash Management, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator asset allocation models.

ASSUMPTIONS:

-  You purchase the contract with a payment of $100,000; and

-  we immediately add a $5,000 purchase payment credit; and

- you invest all contract value in the subaccounts (Protected Investment Options); and

- you make no additional purchase payments, partial withdrawals or changes in asset allocation model; and

-  the annuitant is male and age 55 at contract issue; and


-  the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:



                         ASSUMED       PURCHASE             MAXIMUM              GUARANTEED
  CONTRACT              CONTRACT       PAYMENTS           ANNIVERSARY              INCOME
 ANNIVERSARY              VALUE       AND CREDITS       VALUE (MAV)(1)      BENEFIT BASE - MAV(2)
-------------------------------------------------------------------------------------------------
     1                $ 113,000       $ 105,000           $ 113,000              $ 113,000
     2                  131,000            none             131,000                131,000
     3                  138,000            none             138,000                138,000
     4                  157,000            none             157,000                157,000
     5                   89,000            none             157,000                157,000
     6                  126,000            none             157,000                157,000
     7                  145,000            none             157,000                157,000
     8                  159,000            none             159,000                159,000
     9                  146,000            none             159,000                159,000
    10                  181,000            none             181,000                181,000
    11                  147,000            none             181,000                181,000
    12                  154,000            none             181,000                181,000
    13                  216,000            none             216,000                216,000
    14                  206,000            none             216,000                216,000
    15                  211,000            none             216,000                216,000



(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:



  CONTRACT                          STANDARD PROVISIONS               INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                    ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------------------
    10                         $181,000            $   810.88          $ 181,000            $   810.88
    11                          147,000                674.73            181,000                830.79
    12                          154,000                725.34            181,000                852.51
    13                          216,000              1,043.28            216,000              1,043.28
    14                          206,000              1,021.76            216,000              1,071.36
    15                          211,000              1,073.99            216,000              1,099.44




* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:



  CONTRACT                            STANDARD PROVISIONS                 INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                    ASSUMED      PLAN D - LAST SURVIVOR   GUARANTEED INCOME   PLAN D - LAST SURVIVOR
 AT EXERCISE                CONTRACT VALUE         NO REFUND*           BENEFIT BASE            NO REFUND*
----------------------------------------------------------------------------------------------------------------
    10                        $ 181,000             $ 651.60             $ 181,000               $ 651.60
    11                          147,000               540.96               181,000                 666.08
    12                          154,000               579.04               181,000                 680.56
    13                          216,000               831.60               216,000                 831.60
    14                          206,000               813.70               216,000                 853.20
    15                          211,000               854.55               216,000                 874.80



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE
Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:



                                                                                    GUARANTEED
                                                                                      INCOME
                              ASSUMED       PURCHASE                              BENEFIT BASE -
  CONTRACT                   CONTRACT       PAYMENTS         5% ACCUMULATION      5% ACCUMULATION
 ANNIVERSARY                   VALUE       AND CREDITS       BENEFIT BASE(1)      BENEFIT BASE(2)
-------------------------------------------------------------------------------------------------
     1                      $ 113,000       $ 105,000           $ 110,250           $ 113,000
     2                        131,000            none             115,763             131,000
     3                        138,000            none             121,551             138,000
     4                        157,000            none             127,628             157,000
     5                         89,000            none             134,010             134,010
     6                        126,000            none             140,710             140,710
     7                        145,000            none             147,746             147,746
     8                        159,000            none             155,133             159,000
     9                        146,000            none             162,889             162,889
    10                        181,000            none             171,034             181,000
    11                        147,000            none             179,586             179,586
    12                        154,000            none             188,565             188,565
    13                        216,000            none             197,993             216,000
    14                        206,000            none             207,893             207,893
    15                        211,000            none             218,287             218,287



(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:



                                                                         INCOME ASSURER BENEFIT(SM) -
  CONTRACT                          STANDARD PROVISIONS                  5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                    ASSUMED        PLAN B - LIFE WITH    GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                CONTRACT VALUE      10 YEARS CERTAIN*      BENEFIT BASE       10 YEARS CERTAIN*
-----------------------------------------------------------------------------------------------------------
    10                       $ 181,000              $   810.88         $ 181,000             $   810.88
    11                         147,000                  674.73           179,586                 824.30
    12                         154,000                  725.34           188,565                 888.14
    13                         216,000                1,043.28           216,000               1,043.28
    14                         206,000                1,021.76           207,893               1,031.15
    15                         211,000                1,073.99           218,287               1,111.08



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:



                                                                          INCOME ASSURER BENEFIT(SM) -
  CONTRACT                          STANDARD PROVISIONS                   5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                    ASSUMED      PLAN D - LAST SURVIVOR   GUARANTEED INCOME   PLAN D - LAST SURVIVOR
 AT EXERCISE                CONTRACT VALUE         NO REFUND*           BENEFIT BASE            NO REFUND*
----------------------------------------------------------------------------------------------------------------
    10                        $ 181,000            $ 651.60              $ 181,000              $ 651.60
    11                          147,000              540.96                179,586                660.88
    12                          154,000              579.04                188,565                709.00
    13                          216,000              831.60                216,000                831.60
    14                          206,000              813.70                207,893                821.18
    15                          211,000              854.55                218,287                884.06



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:



                                                                                                 GUARANTEED
                                                                                                   INCOME
                                                                                               BENEFIT BASE -
                                                                                                 GREATER OF
                              ASSUMED      PURCHASE         MAXIMUM                               MAV OR 5%
  CONTRACT                   CONTRACT      PAYMENTS       ANNIVERSARY      5% ACCUMULATION      ACCUMULATION
 ANNIVERSARY                   VALUE      AND CREDITS      VALUE(1)        BENEFIT BASE(1)     BENEFIT BASE(2)
--------------------------------------------------------------------------------------------------------------
     1                      $ 113,000      $ 105,000       $ 113,000          $ 110,250          $ 113,000
     2                        131,000           none         131,000            115,763            131,000
     3                        138,000           none         138,000            121,551            138,000
     4                        157,000           none         157,000            127,628            157,000
     5                         89,000           none         157,000            134,010            157,000
     6                        126,000           none         157,000            140,710            157,000
     7                        145,000           none         157,000            147,746            157,000
     8                        159,000           none         159,000            155,133            159,000
     9                        146,000           none         159,000            162,889            162,889
    10                        181,000           none         181,000            171,034            181,000
    11                        147,000           none         181,000            179,586            181,000
    12                        154,000           none         181,000            188,565            188,565
    13                        216,000           none         216,000            197,993            216,000
    14                        206,000           none         216,000            207,893            216,000
    15                        211,000           none         216,000            218,287            218,287



(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:



                                                                    INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                          STANDARD PROVISIONS                  OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                    ASSUMED        PLAN B - LIFE WITH     GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                CONTRACT VALUE      10 YEARS CERTAIN*       BENEFIT BASE       10 YEARS CERTAIN*
---------------------------------------------------------------------------------------------------------------
    10                        $ 181,000            $   810.88            $ 181,000            $   810.88
    11                          147,000                674.73              181,000                830.79
    12                          154,000                725.34              188,565                888.14
    13                          216,000              1,043.28              216,000              1,043.28
    14                          206,000              1,021.76              216,000              1,071.36
    15                          211,000              1,073.99              218,287              1,111.08



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:



                                                                       INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                          STANDARD PROVISIONS                   OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                    ASSUMED      PLAN D - LAST SURVIVOR    GUARANTEED INCOME   PLAN D - LAST SURVIVOR
 AT EXERCISE                CONTRACT VALUE         NO REFUND*            BENEFIT BASE            NO REFUND*
------------------------------------------------------------------------------------------------------------------
    10                        $ 181,000             $ 651.60              $ 181,000               $ 651.60
    11                          147,000               540.96                181,000                 666.08
    12                          154,000               579.04                188,565                 709.00
    13                          216,000               831.60                216,000                 831.60
    14                          206,000               813.70                216,000                 853.20
    15                          211,000               854.55                218,287                 884.06



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM)


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70; and

- we add a $5,000 purchase payment credit to your contract. You select the MAV Death Benefit.

   On July 1, 2004 the contract value grows to $106,000. The MAV Death Benefit on July 1, 2004 equals the contract value less any purchase payment credits added in the last 12 months, or $101,000. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.



   On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:

   The MAV Death Benefit (contract value):                                                  $         110,000

   plus the Benefit Protector benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
      0.40 x ($110,000 - $100,000) =                                                                   +4,000
                                                                                            -----------------
   Total death benefit of:                                                                  $         114,000

   On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

   The MAV Death Benefit:                                                                   $         110,000

   plus the Benefit Protector benefit (40% of earnings at death):
      0.40 x ($110,000 - $100,000) =                                                                   +4,000
                                                                                            -----------------
   Total death benefit of:                                                                  $         114,000

   On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 8% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an
   8% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,340 + $3,160 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as $100,000
   - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

   The MAV Death Benefit (MAV adjusted for partial withdrawals):                            $          57,619

   plus the Benefit Protector(SM) benefit (40% of earnings at death):
      0.40 x ($57,619 - $55,000) =                                                                     +1,048
                                                                                            -----------------
   Total death benefit of:                                                                  $          58,667


      AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

   On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2006 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

   On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:



   The MAV Death Benefit (contract value):                                                  $         200,000

   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                                            +55,000
                                                                                            -----------------
   Total death benefit of:                                                                  $         255,000

   On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $2,500. Your new contract value is now $252,500. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:

   The MAV Death Benefit (contract value less any purchase payment credits
      added in the last 12 months):                                                         $         250,000

   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                                            +55,000
                                                                                            -----------------
   Total death benefit of:                                                                  $         305,000

   On July 1, 2014 the contract value remains $252,500 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:

   The MAV Death Benefit (contract value):                                                  $         252,500

   plus the Benefit Protector benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
      0.40 x ($252,500 - $105,000) =                                                                  +59,000
                                                                                            -----------------
   TOTAL DEATH BENEFIT OF:                                                                                      $         311,500


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70; and

- we add a $5,000 purchase payment credit to your contract. You select the MAV Death Benefit.

   On July 1, 2004 the contract value grows to $106,000. The MAV Death Benefit on July 1, 2004 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $101,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

   On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:



      The MAV Death Benefit (contract value):                                               $         110,000

      plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
      0.40 x ($110,000 - $100,000) =                                                                   +4,000
                                                                                            -----------------
   Total death benefit of:                                                                  $         114,000

   On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

      The MAV Death Benefit:                                                                $         110,000

      plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings
      at death: 0.40 x ($110,000 - $100,000) =                                                         +4,000

      plus 10% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.10 x $100,000 =                                                 +10,000
                                                                                            -----------------
   Total death benefit of:                                                                  $         124,000

   On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 8% withdrawal charge.
   We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,340 +
   $3,160 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

      The MAV Death Benefit (MAV adjusted for partial withdrawals):                         $          57,619

      plus the Benefit Protector(SM) Plus benefit
      which equals 40% of earnings at death:
      0.40 x ($57,619 - $55,000) =                                                                     +1,048

      plus 10% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.10 x $55,000 =                                                   +5,500
                                                                                            -----------------
   Total death benefit of:                                                                  $          64,167


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

   On Jan. 1, 2007 the contract value falls $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.

   On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:



      The MAV Death Benefit (contract value):                                               $         200,000

      plus the Benefit Protector Plus benefit which equals
      40% of earnings at death, up to a maximum of
      100% of purchase payments not previously withdrawn
      that are one or more years old                                                                  +55,000

      plus 20% of purchase payments made within 60 days of
      contract issue and not previously withdrawn: 0.20 x $55,000 =                                   +11,000
                                                                                            -----------------
   Total death benefit of:                                                                  $         266,000

   On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $2,500. Your new contract value is now $252,500.
   The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:

      The MAV Death Benefit (contract value less any
      purchase payment credits added in the last 12 months):                                $         250,000

      plus the Benefit Protector Plus benefit which equals
      40% of earnings at death, up to a maximum of 100% of
      purchase payments not previously withdrawn
      that are one or more years old                                                                  +55,000

      plus 20% of purchase payments made within 60 days of
      contract issue and not previously withdrawn: 0.20 x $55,000 =                                   +11,000
                                                                                            -----------------
   Total death benefit of:                                                                  $         316,000

   On July 1, 2014 the contract value remains $252,500 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:

      The MAV Death Benefit (contract value):                                               $         252,500

      plus the Benefit Protector Plus benefit which equals 40% of earnings at death
      (MAV Death Benefit minus payments not previously withdrawn):
      0.40 x ($252,500 - $105,000) =                                                                  +59,000

      plus 20% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.20 x $55,000 =                                                  +11,000
                                                                                            -----------------
   TOTAL DEATH BENEFIT OF:                                                                                      $         322,500


     AMERICAN EXPRESS(R) SIGNATURE ONE SELECT VARIABLE ANNUITY -- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, ISSUER
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437

45301 A (4/04)

PROSPECTUS


APRIL 30, 2004


WELLS FARGO

ADVANTAGE(R) VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)
           29 AXP Financial Center
           Minneapolis, MN 55474

           Telephone: (800) 333-3437
           (Home Office)

           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT


This prospectus contains information that you should know before investing. Prospectuses are also available for:

-  American Express(R) Variable Portfolio Funds

-  AIM Variable Insurance Funds

-  The Dreyfus Socially Responsible Growth Fund, Inc.

-  Fidelity(R) Variable Insurance Products - Service Class 2

-  Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2

-  Goldman Sachs Variable Insurance Trust (VIT)

-  MFS(R) Variable Insurance Trust(SM)

-  Oppenheimer Variable Account Funds

-  Putnam Variable Trust - Class IB Shares

-  Wells Fargo Variable Trust Funds

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


American Enterprise Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                                      3
THE CONTRACT IN BRIEF                                                          4
EXPENSE SUMMARY                                                                7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                   11
FINANCIAL STATEMENTS                                                          16
THE VARIABLE ACCOUNT AND THE FUNDS                                            17
THE GUARANTEE PERIOD ACCOUNTS (GPAS)                                          23
THE ONE-YEAR FIXED ACCOUNT                                                    25
BUYING YOUR CONTRACT                                                          26
CHARGES                                                                       28
VALUING YOUR INVESTMENT                                                       32
MAKING THE MOST OF YOUR CONTRACT                                              34
WITHDRAWALS                                                                   38
TSA-- SPECIAL WITHDRAWAL PROVISIONS                                           38
CHANGING OWNERSHIP                                                            39
BENEFITS IN CASE OF DEATH                                                     39
OPTIONAL BENEFITS                                                             43
THE ANNUITY PAYOUT PERIOD                                                     51
TAXES                                                                         52
VOTING RIGHTS                                                                 55
SUBSTITUTION OF INVESTMENTS                                                   55
ABOUT THE SERVICE PROVIDERS                                                   56
ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE                         57
ADDITIONAL INFORMATION                                                        64
EXPERTS                                                                       64
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
  FINANCIAL INFORMATION                                                       65
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION                                         81


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "American Enterprise Life" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.


CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.


CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for Guarantee Periods we declare when you allocate purchase payments or transfer contract value to a GPA. Withdrawals and transfers from a GPA done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


-  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code


-  Roth IRAs under Section 408A of the Code

-  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use the contract as a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. But a qualified annuity has features other than tax deferral that may help you reach your retirement goals. You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 17)

- the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The minimum required investment in each GPA is $1,000. We reserve the right to restrict the amount of any purchase payment allocated to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or one-year fixed account is equal to the minimum interest rate stated in the contract. These accounts may not be available in all states. (p. 23 and p. 25)



              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT: Your sales representative will help you complete and submit an application. Applications are subject to acceptance at our home office. Contracts issued through American Express Financial Advisors Inc. (AEFA) are only available with a seven-year withdrawal charge schedule. You may buy a qualified annuity or a nonqualified annuity through your AEFA sales representative. You may be able to buy another contract with the same underlying funds. This contract has different mortality and expense risk fees and withdrawal charges and offers purchase payment credits. For information on this contract, please call us at the telephone number listed on the first page of this prospectus or ask your sales representative. After your initial purchase payment, you have the option of making additional purchase payments in the future. (p. 26)


MINIMUM PURCHASE PAYMENT

   for Systematic Investment Plans (SIPs)

      $50 initial payment.
      $50 for additional payments.

   for all other payment plans:

      $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.
      $2,000 initial payment for contracts issued in all other states.
      $100 for additional payments.


MAXIMUM TOTAL PURCHASE PAYMENTS*

      $99,999 for contracts issued through AEFA.
      $1,000,000 for all other contracts.


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 35)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 38)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 39)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 39)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 43)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the tax-deferred retirement plan. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 51)

TAXES: Generally, your contract grows tax-deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 52)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority.



              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

CHARGES: We assess certain charges in connection with your contract (p. 28):


-  $30 annual contract administrative charge(1);

- if you select the Benefit Protector(SM) Death Benefit Rider(2) (Benefit Protector), an annual fee of 0.25% of the contract value;

- if you select the Benefit Protector Plus Death Benefit Rider(2) (Benefit Protector Plus), an annual fee of 0.40% of the contract value;

- if you select the Guaranteed Minimum Income Benefit Rider(3) (GMIB), an annual fee (currently 0.70%) based on the GMIB benefit base;

-  withdrawal charge;

- any premium taxes that may be imposed on us by state or local governments (currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a total withdrawal);

-  the operating expenses of the funds in which the subaccounts invest; and

- total variable account expenses (if you make allocations to one or more subaccounts):

                                                VARIABLE ACCOUNT      TOTAL MORTALITY AND   TOTAL VARIABLE
                                              ADMINISTRATIVE CHARGE    EXPENSE RISK FEE     ACCOUNT EXPENSE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

 Standard Death Benefit                                 0.15%                  1.05%             1.20%
 Enhanced Death Benefit Rider(2)                        0.15                   1.25              1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(4):

 Standard Death Benefit                                 0.15                   1.30              1.45
 Enhanced Death Benefit Rider(2)                        0.15                   1.50              1.65


(1) Some states limit the amount of any contract charge allocated to the fixed account.

(2) You may select one of the following: the Enhanced Death Benefit (EDB) Rider, the Benefit Protector or the Benefit Protector Plus. Riders may not be available in all states. The Benefit Protector and the Benefit Protector Plus are only available if you and the annuitant are 75 or younger at contract issue. The EDB is only available if both you and the annuitant are 79 or younger at contract issue.


(3) The GMIB is only available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. Riders may not be available in all states.

(4) Contracts issued through AEFA are only available with a seven-year withdrawal charge schedule.

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a five-year or seven-year withdrawal charge schedule at the time of application.

                   FIVE-YEAR SCHEDULE                            SEVEN-YEAR SCHEDULE
   YEARS FROM PURCHASE     WITHDRAWAL CHARGE      YEARS FROM PURCHASE            WITHDRAWAL CHARGE
     PAYMENT RECEIPT          PERCENTAGE            PAYMENT RECEIPT                 PERCENTAGE
           1                       8%                     1                              8%
           2                       8                      2                              8
           3                       6                      3                              7
           4                       4                      4                              6
           5                       2                      5                              5
           Thereafter              0                      6                              4
                                                          7                              2
                                                          Thereafter                     0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract had a five-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.27% if the assumed investment rate is 3.5% and 6.77% if the assumed investment rate is 5%. If the original contract had a seven-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.02% if the assumed investment rate is 3.5% and 6.52% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.


THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value)

You can choose the length of your contract's withdrawal charge schedule and the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.



                                                VARIABLE ACCOUNT       TOTAL MORTALITY AND    TOTAL VARIABLE
                                              ADMINISTRATIVE CHARGE     EXPENSE RISK FEE      ACCOUNT EXPENSE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:
 STANDARD DEATH BENEFIT                                 0.15%                   1.05%                1.20%
 ENHANCED DEATH BENEFIT RIDER                           0.15                    1.25                 1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE:
 STANDARD DEATH BENEFIT                                 0.15                    1.30                 1.45
 ENHANCED DEATH BENEFIT RIDER                           0.15                    1.50                 1.65



OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                       $    30



(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)



BENEFIT PROTECTOR FEE                                                                          0.25%*



(As a percentage of the contract value charged annually on the contract anniversary.)



BENEFIT PROTECTOR PLUS FEE                                                                     0.40%*



(As a percentage of the contract value charged annually on the contract anniversary.)



GMIB FEE                                                                                       0.70%*



(As a percentage of the GMIB benefit base charged annually on the contract anniversary.)


* This fee apples only if you elect this optional feature.

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                                                MINIMUM     MAXIMUM
Total expenses before contractual fee waivers and/or expense reimbursements       .76%       2.10%


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                          GROSS TOTAL
                                                                        MANAGEMENT    12b-1     OTHER       ANNUAL
                                                                           FEES       FEES     EXPENSES    EXPENSES
AXP(R) Variable Portfolio
        Blue Chip Advantage Fund                                            .53%       .13%      .14%          .80%(1)
        Capital Resource Fund                                               .64        .13       .08           .85(1)
        Diversified Equity Income Fund                                      .53        .13       .10           .76(1)
        High Yield Bond Fund                                                .62        .13       .08           .83(1)
        NEW DIMENSIONS FUND(R)                                              .62        .13       .07           .82(1)
        Partners Small Cap Value Fund                                       .99        .13       .43          1.55(1)
        Short Duration U.S. Government Fund                                 .61        .13       .08           .82(1)
        Small Cap Advantage Fund                                            .81        .13       .25          1.19(1)

AIM V.I.
        AIM V.I. Capital Appreciation Fund, Series I Shares                 .61         --       .24           .85(2)
        AIM V.I. Premier Equity Fund, Series I Shares                       .61         --       .24           .85(2)

Dreyfus
        The Dreyfus Socially Responsible Growth Fund, Inc. - Initial
          Share Class                                                       .75         --       .09           .84(3)

Fidelity(R) VIP
        Dynamic Capital Appreciation Portfolio Service Class 2              .58        .25      1.27          2.10(4),(5)
        High Income Portfolio Service Class 2                               .58        .25       .12           .95(6)
        Mid Cap Portfolio Service Class 2                                   .58        .25       .12           .95(6)

FTVIPT
        Franklin Income Securities Fund - Class 2                           .48        .25       .03           .76(7),(8)
        Franklin Real Estate Fund - Class 2                                 .50        .25       .03           .78(7),(8)
        Franklin Small Cap Fund - Class 2                                   .51        .25       .29          1.05(8),(9)
        Franklin Small Cap Value Securities Fund - Class 2                  .57        .25       .19          1.01(8),(9)
        Mutual Shares Securities Fund - Class 2                             .60        .25       .20          1.05(8)

Goldman Sachs VIT
        CORE(SM) U.S. Equity Fund                                           .70         --       .15           .85(10)
        Mid Cap Value Fund                                                  .80         --       .11           .91(10)

MFS(R)
        Investors Trust Series - Initial Class                              .75         --       .12           .87(11)
        Utilities Series - Initial Class                                    .75         --       .17           .92(11)

Oppenheimer Variable Account Funds
        Global Securities Fund/VA, Service Shares                           .63        .25       .05           .93(3)
        Strategic Bond Fund/VA, Service Shares                              .72        .25       .05          1.02(3)


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                          GROSS TOTAL
                                                                        MANAGEMENT    12b-1     OTHER       ANNUAL
                                                                           FEES       FEES     EXPENSES    EXPENSES
Putnam Variable Trust
      Putnam VT Health Sciences Fund - Class IB Shares                      .70%      .25%       .14%         1.09%(3)
      Putnam VT International Equity Fund - Class IB Shares                 .76       .25        .18          1.19(3)
      Putnam VT Vista Fund - Class IB Shares                                .65       .25        .11          1.01(3)

Wells Fargo VT
      Asset Allocation Fund                                                 .55       .25        .22          1.02(12)
      Equity Income Fund                                                    .55       .25        .26          1.06(12)
      Equity Value Fund                                                     .55       .25        .40          1.20(12)
      Growth Fund                                                           .55       .25        .33          1.13(12)
      International Equity Fund                                             .75       .25        .59          1.59(12)
      Large Company Growth Fund                                             .55       .25        .26          1.06(12)
      Money Market Fund                                                     .40       .25        .24           .89(12)
      Small Cap Growth Fund                                                 .75       .25        .25          1.25(12)
      Total Return Bond Fund                                                .45       .25        .27           .97(12)



We or an affiliate may receive all or part of the 12b-1 fees charged by a fund at the rate disclosed in the table above, and in the fund's prospectus, for distribution services we or an affiliate provide. We may also receive compensation from an adviser, distributor or other affiliate of a fund for administrative services we or an affiliate provide. The rate of compensation we receive from a fund for these services may be based on fund assets attributable to the contract and to other variable insurance products that we and our affiliates issue. Depending on the amount of average daily net assets invested in the fund, the amounts paid may be significant.

(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2003.
(2) Figures shown in the table are for the year ended Dec. 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.
(3) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003.
(4) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. These offsets may be discontinued at any time.
(5) The Fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 1.25%. The expense ratio shown reflects the expense cap in effect at period end. This arrangement can be discontinued by the Fund's manager at any time.
(6) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.
(7)  The Fund administration fee is paid indirectly through the management fee.
(8) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.
(9) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.04)% and 1.01% for FTVIPT Franklin Small Cap Fund - Class 2 and (0.02%) and 0.99% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2.
(10) Each adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Because of assets levels for the period ended Dec. 31, 2003, there were no expense reductions and limitations for the Goldman Sachs VIT CORE(SM) U.S. Equity Fund or the Goldman Sachs VIT Mid Cap Value Fund for the period covered by their annual reports. In no event would the "Other expenses" for the Goldman Sachs VIT CORE(SM) U.S. Equity Fund or the Goldman Sachs VIT Mid Cap Value Fund exceed 0.16% and 0.25%, respectively, of each fund's average daily net assets. Except for the Goldman Sachs VIT Mid Cap Value Fund, the Adviser has contractually agreed to maintain these expenses limitation reductions through June 30, 2005. The expense limitation for the Goldman Sachs VIT Mid Cap Value Fund may be discontinued or modified by the Investment Adviser at its discretion at anytime.
(11) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal 0.91% for Utilities Series.
(12) Other expenses have been adjusted as necessary from amounts incurred during the Funds' most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. The adviser has committed through April 30, 2005 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements "Gross total annual expenses" would be 1.00% for Wells Fargo VT Asset Allocation Fund, 1.00% for Wells Fargo VT Equity Income Fund, 1.00% for Wells Fargo VT Equity Value Fund, 1.00% for Wells Fargo VT Growth Fund, 1.00% for Wells Fargo VT International Equity Fund, 1.00% for Well Fargo VT Large Company Growth Fund, 0.75% for Wells Fargo VT Money Market Fund, 1.20% for Wells Fargo VT Small Cap Growth Fund and 0.90% for Wells Fargo VT Total Return Bond Fund.



              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select both the optional Enhanced Death Benefit and GMIB. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                                            IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                         IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                   AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                                1 YEAR       3 YEARS      5 YEARS     10 YEARS       1 YEAR       3 YEARS      5 YEARS    10 YEARS
With a seven-year withdrawal
  charge schedule              $ 1,310.88   $ 2,261.78   $ 2,921.65   $ 5,344.40   $   510.88   $ 1,561.78   $ 2,421.65  $ 5,344.40
With a five-year withdrawal
  charge schedule                1,336.50     2,236.11     2,741.16     5,559.91       536.50     1,636.11     2,541.16    5,559.91


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the Standard Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                                                            IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                         IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                   AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                                1 YEAR       3 YEARS      5 YEARS     10 YEARS       1 YEAR       3 YEARS      5 YEARS    10 YEARS
With a seven-year withdrawal
  charge schedule              $ 1,006.03   $ 1,336.42   $ 1,592.50   $ 2,355.30   $   206.03   $   636.42   $ 1,092.50  $ 2,355.30
With a five-year withdrawal
  charge schedule                1,031.65     1,313.77     1,422.10     2,617.22       231.65       713.77     1,222.10    2,617.22


* In these examples, the $30 contract administrative charge is approximated as a .050% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.


VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                           2003      2002      2001      2000
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WBCA7 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.58  $   0.75  $   0.92  $   1.00
Accumulation unit value at end of period                                                    $   0.73  $   0.58  $   0.75  $   0.92
Number of accumulation units outstanding at end of period (000 omitted)                          781       801       849       364

SUBACCOUNT WCAR7 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.52  $   0.67  $   0.83  $   1.00
Accumulation unit value at end of period                                                    $   0.66  $   0.52  $   0.67  $   0.83
Number of accumulation units outstanding at end of period (000 omitted)                           75        75        76        66

SUBACCOUNT WDEI7 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.87  $   1.09  $   1.08  $   1.00
Accumulation unit value at end of period                                                    $   1.22  $   0.87  $   1.09  $   1.08
Number of accumulation units outstanding at end of period (000 omitted)                          591       573       428        98

SUBACCOUNT WEXI7 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.86  $   0.93  $   0.90  $   1.00
Accumulation unit value at end of period                                                    $   1.06  $   0.86  $   0.93  $   0.90
Number of accumulation units outstanding at end of period (000 omitted)                          394       684       279       175

SUBACCOUNT WNDM7 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) ) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.55  $   0.71  $   0.86  $   1.00
Accumulation unit value at end of period                                                    $   0.67  $   0.55  $   0.71  $   0.86
Number of accumulation units outstanding at end of period (000 omitted)                        1,643     1,714     1,471     1,038

SUBACCOUNT WSVA7 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (5/1/2002)
Accumulation unit value at beginning of period                                              $   0.79  $   1.00        --        --
Accumulation unit value at end of period                                                    $   1.08  $   0.79        --        --
Number of accumulation units outstanding at end of period (000 omitted)                           40        22        --        --

SUBACCOUNT WFDI7 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   1.17  $   1.12  $   1.07  $   1.00
Accumulation unit value at end of period                                                    $   1.17  $   1.17  $   1.12  $   1.07
Number of accumulation units outstanding at end of period (000 omitted)                        1,040     1,450       805       125

SUBACCOUNT WSCA7 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.68  $   0.83  $   0.90  $   1.00
Accumulation unit value at end of period                                                    $   0.99  $   0.68  $   0.83  $   0.90
Number of accumulation units outstanding at end of period (000 omitted)                          384       307        41         9

SUBACCOUNT WCAP7 (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.43  $   0.57  $   0.75  $   1.00
Accumulation unit value at end of period                                                    $   0.55  $   0.43  $   0.57  $   0.75
Number of accumulation units outstanding at end of period (000 omitted)                        2,296     2,455     2,749     1,707

SUBACCOUNT WVAL7 (INVESTING IN SHARES OF AIM V.I. PREMIER EQUITY FUND, SERIES I SHARES) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.48  $   0.70  $   0.81  $   1.00
Accumulation unit value at end of period                                                    $   0.60  $   0.48  $   0.70  $   0.81
Number of accumulation units outstanding at end of period (000 omitted)                        6,609     6,919     7,863     5,982

SUBACCOUNT WSRG7 (INVESTING IN SHARES OF THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - INITIAL SHARE CLASS) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.48  $   0.69  $   0.90  $   1.00
Accumulation unit value at end of period                                                    $   0.60  $   0.48  $   0.69  $   0.90
Number of accumulation units outstanding at end of period (000 omitted)                          753       817     1,145       834


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                           2003      2002      2001      2000
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WDYC7 (INVESTING IN SHARES OF FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO SERVICE CLASS 2) (5/1/2001)
Accumulation unit value at beginning of period                                              $   0.87  $   0.95  $   1.00        --
Accumulation unit value at end of period                                                    $   1.08  $   0.87  $   0.95        --
Number of accumulation units outstanding at end of period (000 omitted)                           99        92        60        --

SUBACCOUNT WHIP7 (INVESTING IN SHARES OF FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS 2) (5/1/2001)
Accumulation unit value at beginning of period                                              $   0.93  $   0.91  $   1.00        --
Accumulation unit value at end of period                                                    $   1.17  $   0.93  $   0.91        --
Number of accumulation units outstanding at end of period (000 omitted)                          280       154        71        --

SUBACCOUNT WMDC7 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (5/1/2001)
Accumulation unit value at beginning of period                                              $   0.95  $   1.06  $   1.00        --
Accumulation unit value at end of period                                                    $   1.29  $   0.95  $   1.06        --
Number of accumulation units outstanding at end of period (000 omitted)                        1,154     1,005       667        --

SUBACCOUNT WISE7 (INVESTING IN SHARES OF FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                              $   1.13  $   1.16  $   1.16  $   1.00
Accumulation unit value at end of period                                                    $   1.48  $   1.13  $   1.16  $   1.16
Number of accumulation units outstanding at end of period (000 omitted)                        1,259     1,080       969       102

SUBACCOUNT WRES7 (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                              $   1.44  $   1.42  $   1.34  $   1.00
Accumulation unit value at end of period                                                    $   1.93  $   1.44  $   1.42  $   1.34
Number of accumulation units outstanding at end of period (000 omitted)                          397       421       119        24

SUBACCOUNT WSMC7 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.39  $   0.55  $   0.66  $   1.00
Accumulation unit value at end of period                                                    $   0.52  $   0.39  $   0.55  $   0.66
Number of accumulation units outstanding at end of period (000 omitted)                        2,747     2,813     2,416     1,378

SUBACCOUNT WVAS7 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2) (5/1/2002)
Accumulation unit value at beginning of period                                              $   0.79  $   1.00        --        --
Accumulation unit value at end of period                                                    $   1.04  $   0.79        --        --
Number of accumulation units outstanding at end of period (000 omitted)                          149        59        --        --

SUBACCOUNT WMSS7 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                              $   1.08  $   1.25  $   1.18  $   1.00
Accumulation unit value at end of period                                                    $   1.34  $   1.08  $   1.25  $   1.18
Number of accumulation units outstanding at end of period (000 omitted)                        1,227       875       521       245

SUBACCOUNT WUSE7 (INVESTING IN SHARES OF GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.62  $   0.80  $   0.92  $   1.00
Accumulation unit value at end of period                                                    $   0.79  $   0.62  $   0.80  $   0.92
Number of accumulation units outstanding at end of period (000 omitted)                        1,608     1,593     1,352       730

SUBACCOUNT WMCV7 (INVESTING IN SHARES OF GOLDMAN SACHS VIT MID CAP VALUE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   1.48  $   1.57  $   1.42  $   1.00
Accumulation unit value at end of period                                                    $   1.87  $   1.48  $   1.57  $   1.42
Number of accumulation units outstanding at end of period (000 omitted)                        1,083     1,065     1,041       593

SUBACCOUNT WGIS7 (INVESTING IN SHARES OF MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.67  $   0.86  $   1.03  $   1.00
Accumulation unit value at end of period                                                    $   0.81  $   0.67  $   0.86  $   1.03
Number of accumulation units outstanding at end of period (000 omitted)                        1,326     1,476     1,400       488

SUBACCOUNT WUTS7 (INVESTING IN SHARES OF MFS(R) UTILITIES SERIES - INITIAL CLASS) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.53  $   0.70  $   0.93  $   1.00
Accumulation unit value at end of period                                                    $   0.72  $   0.53  $   0.70  $   0.93
Number of accumulation units outstanding at end of period (000 omitted)                        1,686     1,931     2,308     1,220

SUBACCOUNT WOGS7 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (5/1/2002)
Accumulation unit value at beginning of period                                              $   0.77  $   1.00        --        --
Accumulation unit value at end of period                                                    $   1.09  $   0.77        --        --
Number of accumulation units outstanding at end of period (000 omitted)                           82        13        --        --

SUBACCOUNT WSTB7 (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES) (5/1/2002)
Accumulation unit value at beginning of period                                              $   1.03  $   1.00        --        --
Accumulation unit value at end of period                                                    $   1.19  $   1.03        --        --
Number of accumulation units outstanding at end of period (000 omitted)                          264       111        --        --

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                           2003      2002      2001      2000
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WHSC7 (INVESTING IN SHARES OF PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES) (5/1/2002)
Accumulation unit value at beginning of period                                              $   0.84  $   1.00        --        --
Accumulation unit value at end of period                                                    $   0.98  $   0.84        --        --
Number of accumulation units outstanding at end of period (000 omitted)                           50        12        --        --

SUBACCOUNT WIGR7 (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.53  $   0.65  $   0.83  $   1.00
Accumulation unit value at end of period                                                    $   0.67  $   0.53  $   0.65  $   0.83
Number of accumulation units outstanding at end of period (000 omitted)                        3,942     3,982     3,906     2,927

SUBACCOUNT WVIS7 (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB SHARES) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.34  $   0.49  $   0.75  $   1.00
Accumulation unit value at end of period                                                    $   0.44  $   0.34  $   0.49  $   0.75
Number of accumulation units outstanding at end of period (000 omitted)                        3,967     4,476     4,717     3,180

SUBACCOUNT WAAL7 (INVESTING IN SHARES OF WELLS FARGO VT ASSET ALLOCATION FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.79  $   0.91  $   0.99  $   1.00
Accumulation unit value at end of period                                                    $   0.95  $   0.79  $   0.91  $   0.99
Number of accumulation units outstanding at end of period (000 omitted)                        4,842     5,138     5,343     2,012

SUBACCOUNT WEQI7 (INVESTING IN SHARES OF WELLS FARGO VT EQUITY INCOME FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.84  $   1.06  $   1.13  $   1.00
Accumulation unit value at end of period                                                    $   1.05  $   0.84  $   1.06  $   1.13
Number of accumulation units outstanding at end of period (000 omitted)                        1,984     2,083     2,040     1,204

SUBACCOUNT WEQV7 (INVESTING IN SHARES OF WELLS FARGO VT EQUITY VALUE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.76  $   1.01  $   1.09  $   1.00
Accumulation unit value at end of period                                                    $   0.94  $   0.76  $   1.01  $   1.09
Number of accumulation units outstanding at end of period (000 omitted)                          624       638       457       213

SUBACCOUNT WGRO7 (INVESTING IN SHARES OF WELLS FARGO VT GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.51  $   0.70  $   0.87  $   1.00
Accumulation unit value at end of period                                                    $   0.62  $   0.51  $   0.70  $   0.87
Number of accumulation units outstanding at end of period (000 omitted)                          486       519       321       266

SUBACCOUNT WIEQ7 (INVESTING IN SHARES OF WELLS FARGO VT INTERNATIONAL EQUITY FUND) (7/3/2000)
Accumulation unit value at beginning of period                                              $   0.56  $   0.74  $   0.89  $   1.00
Accumulation unit value at end of period                                                    $   0.73  $   0.56  $   0.74  $   0.89
Number of accumulation units outstanding at end of period (000 omitted)                          239       245       218       111

SUBACCOUNT WLCG7 (INVESTING IN SHARES OF WELLS FARGO VT LARGE COMPANY GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.53  $   0.74  $   0.95  $   1.00
Accumulation unit value at end of period                                                    $   0.66  $   0.53  $   0.74  $   0.95
Number of accumulation units outstanding at end of period (000 omitted)                        8,804     8,912    11,429     7,702

SUBACCOUNT WMMK7 (INVESTING IN SHARES OF WELLS FARGO VT MONEY MARKET FUND*) (3/3/2000)
Accumulation unit value at beginning of period                                              $   1.06  $   1.06  $   1.04  $   1.00
Accumulation unit value at end of period                                                    $   1.06  $   1.06  $   1.06  $   1.04
Number of accumulation units outstanding at end of period (000 omitted)                        1,462     2,532     2,106       317
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR WELLS FARGO VT MONEY MARKET FUND AS OF DEC. 31, 2003 WERE (0.86%) AND (0.86%),
    RESPECTIVELY.

SUBACCOUNT WSCG7 (INVESTING IN SHARES OF WELLS FARGO VT SMALL CAP GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.25  $   0.42  $   0.56  $   1.00
Accumulation unit value at end of period                                                    $   0.36  $   0.25  $   0.42  $   0.56
Number of accumulation units outstanding at end of period (000 omitted)                        2,845     3,066     3,231     2,319

SUBACCOUNT WCBD7 (INVESTING IN SHARES OF WELLS FARGO VT TOTAL RETURN BOND FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   1.22  $   1.14  $   1.08  $   1.00
Accumulation unit value at end of period                                                    $   1.30  $   1.22  $   1.14  $   1.08
Number of accumulation units outstanding at end of period (000 omitted)                        1,052     1,227       934       408

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                           2003      2002      2001      2000
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WBCA2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.57  $   0.75  $   0.91  $   1.00
Accumulation unit value at end of period                                                    $   0.71  $   0.57  $   0.75  $   0.91
Number of accumulation units outstanding at end of period (000 omitted)                          249       195       365       130

SUBACCOUNT WCAR2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.51  $   0.67  $   0.83  $   1.00
Accumulation unit value at end of period                                                    $   0.65  $   0.51  $   0.67  $   0.83
Number of accumulation units outstanding at end of period (000 omitted)                          133        79       101        13

SUBACCOUNT WDEI2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.86  $   1.08  $   1.08  $   1.00
Accumulation unit value at end of period                                                    $   1.20  $   0.86  $   1.08  $   1.08
Number of accumulation units outstanding at end of period (000 omitted)                          196        36        34         3

SUBACCOUNT WEXI2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.83  $   0.90  $   0.88  $   1.00
Accumulation unit value at end of period                                                    $   1.02  $   0.83  $   0.90  $   0.88
Number of accumulation units outstanding at end of period (000 omitted)                          245       216       178        62

SUBACCOUNT WNDM2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.54  $   0.70  $   0.86  $   1.00
Accumulation unit value at end of period                                                    $   0.66  $   0.54  $   0.70  $   0.86
Number of accumulation units outstanding at end of period (000 omitted)                          647       363       701       483

SUBACCOUNT WSVA2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (5/1/2002)
Accumulation unit value at beginning of period                                              $   0.79  $   1.00        --        --
Accumulation unit value at end of period                                                    $   1.07  $   0.79        --        --
Number of accumulation units outstanding at end of period (000 omitted)                           92        --        --        --

SUBACCOUNT WFDI2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   1.15  $   1.10  $   1.05  $   1.00
Accumulation unit value at end of period                                                    $   1.14  $   1.15  $   1.10  $   1.05
Number of accumulation units outstanding at end of period (000 omitted)                        1,933     1,155       592       331

SUBACCOUNT WSCA2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.67  $   0.82  $   0.90  $   1.00
Accumulation unit value at end of period                                                    $   0.98  $   0.67  $   0.82  $   0.90
Number of accumulation units outstanding at end of period (000 omitted)                           47        37        43        39

SUBACCOUNT WCAP2 (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.42  $   0.57  $   0.75  $   1.00
Accumulation unit value at end of period                                                    $   0.54  $   0.42  $   0.57  $   0.75
Number of accumulation units outstanding at end of period (000 omitted)                          470       489       494       149

SUBACCOUNT WVAL2 (INVESTING IN SHARES OF AIM V.I. PREMIER EQUITY FUND, SERIES I SHARES) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.48  $   0.69  $   0.81  $   1.00
Accumulation unit value at end of period                                                    $   0.59  $   0.48  $   0.69  $   0.81
Number of accumulation units outstanding at end of period (000 omitted)                          967     1,112     1,872     1,483

SUBACCOUNT WSRG2 (INVESTING IN SHARES OF THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - INITIAL SHARE CLASS) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.48  $   0.68  $   0.90  $   1.00
Accumulation unit value at end of period                                                    $   0.59  $   0.48  $   0.68  $   0.90
Number of accumulation units outstanding at end of period (000 omitted)                          119       156       191        71

SUBACCOUNT WDYC2 (INVESTING IN SHARES OF FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO SERVICE CLASS 2) (5/1/2001)
Accumulation unit value at beginning of period                                              $   0.86  $   0.95  $   1.00        --
Accumulation unit value at end of period                                                    $   1.06  $   0.86  $   0.95        --
Number of accumulation units outstanding at end of period (000 omitted)                            1        10         3        --

SUBACCOUNT WHIP2 (INVESTING IN SHARES OF FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS 2) (5/1/2001)
Accumulation unit value at beginning of period                                              $   0.92  $   0.91  $   1.00        --
Accumulation unit value at end of period                                                    $   1.15  $   0.92  $   0.91        --
Number of accumulation units outstanding at end of period (000 omitted)                           26        13        13        --


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                           2003      2002      2001      2000
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WMDC2 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (5/1/2001)
Accumulation unit value at beginning of period                                              $   0.94  $   1.06  $   1.00        --
Accumulation unit value at end of period                                                    $   1.28  $   0.94  $   1.06        --
Number of accumulation units outstanding at end of period (000 omitted)                          621        42         8        --

SUBACCOUNT WISE2 (INVESTING IN SHARES OF FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.96  $   0.98  $   0.99  $   1.00
Accumulation unit value at end of period                                                    $   1.24  $   0.96  $   0.98  $   0.99
Number of accumulation units outstanding at end of period (000 omitted)                          360       343       285       177

SUBACCOUNT WRES2 (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                              $   1.26  $   1.25  $   1.18  $   1.00
Accumulation unit value at end of period                                                    $   1.68  $   1.26  $   1.25  $   1.18
Number of accumulation units outstanding at end of period (000 omitted)                           90        58        11         2

SUBACCOUNT WSMC2 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.35  $   0.50  $   0.60  $   1.00
Accumulation unit value at end of period                                                    $   0.48  $   0.35  $   0.50  $   0.60
Number of accumulation units outstanding at end of period (000 omitted)                          982       331       348       258

SUBACCOUNT WVAS2 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2) (5/1/2002)
Accumulation unit value at beginning of period                                              $   0.79  $   1.00        --        --
Accumulation unit value at end of period                                                    $   1.03  $   0.79        --        --
Number of accumulation units outstanding at end of period (000 omitted)                          247         4        --        --

SUBACCOUNT WMSS2 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                              $   1.02  $   1.17  $   1.11  $   1.00
Accumulation unit value at end of period                                                    $   1.25  $   1.02  $   1.17  $   1.11
Number of accumulation units outstanding at end of period (000 omitted)                        3,579       123        41         3

SUBACCOUNT WUSE2 (INVESTING IN SHARES OF GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.61  $   0.79  $   0.91  $   1.00
Accumulation unit value at end of period                                                    $   0.78  $   0.61  $   0.79  $   0.91
Number of accumulation units outstanding at end of period (000 omitted)                          210       204       212       144

SUBACCOUNT WMCV2 (INVESTING IN SHARES OF GOLDMAN SACHS VIT MID CAP VALUE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   1.46  $   1.56  $   1.41  $   1.00
Accumulation unit value at end of period                                                    $   1.84  $   1.46  $   1.56  $   1.41
Number of accumulation units outstanding at end of period (000 omitted)                          147       125       110        37

SUBACCOUNT WGIS2 (INVESTING IN SHARES OF MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.65  $   0.84  $   1.02  $   1.00
Accumulation unit value at end of period                                                    $   0.79  $   0.65  $   0.84  $   1.02
Number of accumulation units outstanding at end of period (000 omitted)                           60        68        87        57

SUBACCOUNT WUTS2 (INVESTING IN SHARES OF MFS(R) UTILITIES SERIES - INITIAL CLASS) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.48  $   0.63  $   0.85  $   1.00
Accumulation unit value at end of period                                                    $   0.64  $   0.48  $   0.63  $   0.85
Number of accumulation units outstanding at end of period (000 omitted)                          415       453       567       366

SUBACCOUNT WOGS2 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (5/1/2002)
Accumulation unit value at beginning of period                                              $   0.77  $   1.00        --        --
Accumulation unit value at end of period                                                    $   1.07  $   0.77        --        --
Number of accumulation units outstanding at end of period (000 omitted)                          229        --        --        --

SUBACCOUNT WSTB2 (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES) (5/1/2002)
Accumulation unit value at beginning of period                                              $   1.03  $   1.00        --        --
Accumulation unit value at end of period                                                    $   1.19  $   1.03        --        --
Number of accumulation units outstanding at end of period (000 omitted)                        1,819        --        --        --

SUBACCOUNT WHSC2 (INVESTING IN SHARES OF PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES) (5/1/2002)
Accumulation unit value at beginning of period                                              $   0.84  $   1.00        --        --
Accumulation unit value at end of period                                                    $   0.97  $   0.84        --        --
Number of accumulation units outstanding at end of period (000 omitted)                          132        33        --        --

SUBACCOUNT WIGR2 (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.47  $   0.59  $   0.75  $   1.00
Accumulation unit value at end of period                                                    $   0.60  $   0.47  $   0.59  $   0.75
Number of accumulation units outstanding at end of period (000 omitted)                        1,054       666       730       499

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                           2003      2002      2001      2000
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WVIS2 (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB SHARES) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.33  $   0.48  $   0.73  $   1.00
Accumulation unit value at end of period                                                    $   0.43  $   0.33  $   0.48  $   0.73
Number of accumulation units outstanding at end of period (000 omitted)                          650       608       668       384
SUBACCOUNT WAAL2 (INVESTING IN SHARES OF WELLS FARGO VT ASSET ALLOCATION FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.77  $   0.90  $   0.98  $   1.00
Accumulation unit value at end of period                                                    $   0.93  $   0.77  $   0.90  $   0.98
Number of accumulation units outstanding at end of period (000 omitted)                        1,415     1,505     1,685     1,029
SUBACCOUNT WEQI2 (INVESTING IN SHARES OF WELLS FARGO VT EQUITY INCOME FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.83  $   1.05  $   1.12  $   1.00
Accumulation unit value at end of period                                                    $   1.03  $   0.83  $   1.05  $   1.12
Number of accumulation units outstanding at end of period (000 omitted)                          534       482       466       123
SUBACCOUNT WEQV2 (INVESTING IN SHARES OF WELLS FARGO VT EQUITY VALUE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.75  $   1.00  $   1.09  $   1.00
Accumulation unit value at end of period                                                    $   0.92  $   0.75  $   1.00  $   1.09
Number of accumulation units outstanding at end of period (000 omitted)                          369       366       378       302
SUBACCOUNT WGRO2 (INVESTING IN SHARES OF WELLS FARGO VT GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.50  $   0.69  $   0.87  $   1.00
Accumulation unit value at end of period                                                    $   0.61  $   0.50  $   0.69  $   0.87
Number of accumulation units outstanding at end of period (000 omitted)                          148       160       172       117
SUBACCOUNT WIEQ2 (INVESTING IN SHARES OF WELLS FARGO VT INTERNATIONAL EQUITY FUND) (7/3/2000)
Accumulation unit value at beginning of period                                              $   0.55  $   0.73  $   0.89  $   1.00
Accumulation unit value at end of period                                                    $   0.72  $   0.55  $   0.73  $   0.89
Number of accumulation units outstanding at end of period (000 omitted)                           73        43         2        --
SUBACCOUNT WLCG2 (INVESTING IN SHARES OF WELLS FARGO VT LARGE COMPANY GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.52  $   0.74  $   0.95  $   1.00
Accumulation unit value at end of period                                                    $   0.65  $   0.52  $   0.74  $   0.95
Number of accumulation units outstanding at end of period (000 omitted)                        2,317     2,440     2,335     1,454
SUBACCOUNT WMMK2 (INVESTING IN SHARES OF WELLS FARGO VT MONEY MARKET FUND*) (3/3/2000)
Accumulation unit value at beginning of period                                              $   1.04  $   1.04  $   1.02  $   1.00
Accumulation unit value at end of period                                                    $   1.03  $   1.04  $   1.04  $   1.02
Number of accumulation units outstanding at end of period (000 omitted)                          894     1,193     1,236       668
*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR WELLS FARGO VT MONEY MARKET FUND AS OF DEC. 31, 2003
  WERE (1.32%) AND (1.31%), RESPECTIVELY.
SUBACCOUNT WSCG2 (INVESTING IN SHARES OF WELLS FARGO VT SMALL CAP GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   0.25  $   0.41  $   0.56  $   1.00
Accumulation unit value at end of period                                                    $   0.35  $   0.25  $   0.41  $   0.56
Number of accumulation units outstanding at end of period (000 omitted)                          660       655       712       393
SUBACCOUNT WCBD2 (INVESTING IN SHARES OF WELLS FARGO VT TOTAL RETURN BOND FUND) (3/3/2000)
Accumulation unit value at beginning of period                                              $   1.19  $   1.12  $   1.06  $   1.00
Accumulation unit value at end of period                                                    $   1.27  $   1.19  $   1.12  $   1.06
Number of accumulation units outstanding at end of period (000 omitted)                        1,012     1,004       997       793

FINANCIAL STATEMENTS

You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT: The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include financial and distribution considerations that benefit us and/or the selling firm that distributes this contract.

This contract is a "private label" variable annuity. This means that the funds available under the contract include funds sponsored by the distributor (or an affiliate of the distributor). The distributor chooses these funds for us subject to our approval. Purchase payments and contract values invested in Wells Fargo Variable Trust Funds are generally more profitable for the distributor and its affiliates than investments in the other funds available under the contract. In contrast, purchase payments and contract values invested in the AXP(R) Variable Portfolio Funds and the other funds we select that are not affiliated with Wells Fargo Variable Trust Funds generally are more profitable for us and our affiliates. We or one of our affiliates may receive compensation from the funds including, but not limited to, 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds").

A broker dealer affiliate of ours may distribute publicly-traded retail mutual funds that are managed by the same investment manager or adviser as one or more of the underlying funds. Similarly, the same unaffiliated investment manager or adviser may subadvise both publicly-traded retail mutual funds sponsored by one of our affiliates as well as certain portfolios of the AXP(R) Variable Portfolio Funds, which may or may not be available under the contract.

Some of these arrangements or relationships may also influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.

All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



------------------------------- ------------------------------------------------------------------  ----------------------------
FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                                  INVESTMENT ADVISER
------------------------------- ------------------------------------------------------------------  ----------------------------
AXP(R) Variable Portfolio -     Long-term total return exceeding that of the U.S. stock market.     American Express Financial
Blue Chip Advantage Fund        Under normal market conditions, the Fund invests at least 80% of    Corporation (AEFC)
                                its net assets in blue chip stocks. Blue chip
                                stocks are issued by companies with a market
                                capitalization of at least $1 billion, an
                                established management, a history of consistent
                                earnings and a leading position within their
                                respective industries.

AXP(R) Variable Portfolio -     Capital appreciation. Invests primarily in U.S. common stocks of    AEFC
Capital Resource Fund           companies with market capitalization of at least $5 billion.

AXP(R) Variable Portfolio -     High level of current income and, as a secondary goal, steady       AEFC
Diversified Equity Income       growth of capital. Under normal market conditions, the Fund
Fund                            invests at least 80% of its net assets in dividend-paying common and preferred stocks.

AXP(R) Variable Portfolio -     High current income, with capital growth as a secondary             AEFC
High Yield Bond Fund            objective. Under normal market conditions, the Fund invests at least 80% of its net assets in high-yielding, high-risk
                                corporate bonds (junk bonds) issued by U.S. and foreign
                                companies and governments.

AXP(R) Variable Portfolio -     Long-term growth of capital. Invests primarily in common stocks     AEFC
NEW DIMENSIONS FUND(R)          showing potential for significant growth.

AXP(R) Variable Portfolio -     Long-term capital appreciation. Non-diversified mutual fund that    AEFC, adviser; Goldman
Partners Small Cap Value Fund   invests primarily in equity securities. Under normal market         Sachs Asset Management,
                                conditions, at least 80% of its net assets will be invested in      L.P., Royce & Associates,
                                companies with market capitalization of less than $2 billion,       LLC, Donald Smith & Co.,
                                which also includes micro capitalization companies with market      Inc., Franklin Portfolio
                                capitalization of less than $400 million, at the time of            Associates LLC  and
                                investment.                                                         Barrow, Hanley, Mewhinney
                                                                                                    & Strauss, Inc.,
                                                                                                    subadvisers.

AXP(R) Variable Portfolio -     A high level of current income and safety of principal consistent   AEFC
Short Duration U.S.             with an investment in U.S. government and government
Government Fund                 agency securities. Under normal market conditions, at least 80%
                                of the Fund's net assets are invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

AXP(R) Variable Portfolio -     Long-term capital growth. Under normal market conditions, at        AEFC, adviser; Kenwood
Small Cap Advantage Fund        least 80% of the Fund's net assets are invested in equity           Capital Management LLC,
                                securities of companies that are often included
                                in the Russell subadviser 2000(R) Index and/or
                                have market capitalization of up to $2 billion
                                at the time the Fund first invests in them.

AIM V.I. Capital Appreciation   Growth of capital. Invests principally in common stocks of          A I M Advisors, Inc.
Fund,  Series I Shares          companies likely to benefit from new or innovative products, services or processes as well as those with
                                above-average growth and excellent prospects for
                                future growth. The Fund may invest up to 25% of
                                its assets in foreign securities.


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

------------------------------- ------------------------------------------------------------------  ----------------------------
FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                                  INVESTMENT ADVISER
------------------------------- ------------------------------------------------------------------  ----------------------------
AIM V.I. Premier Equity Fund,   Long-term growth of capital with income as a secondary              A I M Advisors, Inc.
Series I Shares                 objective. Invests normally at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities including convertible securities. The fund also may invest in preferred stocks and debt instruments that have prospects for growth of capital. The Fund may invest up to 25% of its assets in foreign securities.

The Dreyfus Socially            Capital growth, with current income as a secondary objective.       The Dreyfus Corporation
Responsible Growth Fund,        The fund invests, under normal circumstances, at least 80% of
Inc. - Initial Share Class      its assets in the common stock of companies that Dreyfus believes meet traditional investment standards
                                and conduct their business in a manner that
                                contributes to the enhancement of the quality of
                                life in America. The fund may also invest in
                                foreign securities.

Fidelity(R) VIP Dynamic Capital Seeks capital appreciation. Normally invests primarily in common    Fidelity Management &
Appreciation Portfolio          stocks. Invests in domestic and foreign issuers. The Fund           Research Company (FMR),
Service Class 2                 invests in either growth or value stocks or both.                   investment manager; FMR
                                                                                                    U.K., FMR Far East,
                                                                                                    Fidelity Investments Japan
                                                                                                    Limited (FIJ) and FMR Co.
                                                                                                    Inc. (FMRC),
                                                                                                    sub-investment advisers.

Fidelity(R) VIP High Income     Seeks a high level of current income, while also considering        FMR, investment manager;
Portfolio Service Class 2       growth of capital. Normally invests primarily in                    FMR U.K., FMR Far East,
                                income-producing debt securities, preferred
                                stocks and sub-investment advisers. convertible
                                securities, with an emphasis on lower-quality
                                debt securities. May invest in non-income
                                producing securities, including defaulted
                                securities and common stocks. Invests in
                                companies in troubled or uncertain financial
                                condition. The Fund invests in domestic and
                                foreign issuers.

Fidelity(R) VIP Mid Cap         Seeks long-term growth of capital. Normally invests primarily in    FMR, investment manager;
Portfolio Service Class 2       common stocks. Normally invests at least 80% of assets in           FMR U.K., FMR Far East,
                                securities of companies with medium market capitalizations. May     sub-investment advisers.
                                invest in companies with smaller or larger market capitalizations.
                                Invests in domestic and foreign issuers. The Fund invests in growth or value common stocks.

FTVIPT Franklin Income          Seeks to maximize income while maintaining prospects for capital    Franklin Advisers, Inc.
Securities Fund - Class 2       appreciation. The Fund normally invests in debt and equity securities.

FTVIPT Franklin Real Estate     Seeks capital appreciation, with current income as a secondary      Franklin Advisers, Inc.
Fund - Class 2                  goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the
                                real estate sector. The Fund invests primarily
                                in real estate investment trusts, with generally
                                medium to small market capitalizations, and in
                                companies that derive at least half of their
                                assets or revenues from the ownership,
                                construction, management, or sale of
                                residential, commercial or industrial real
                                estate.


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

------------------------------- ------------------------------------------------------------------  ----------------------------
FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                                  INVESTMENT ADVISER
------------------------------- ------------------------------------------------------------------  ----------------------------
FTVIPT Franklin Small Cap       Seeks long-term capital growth. The Fund normally invests at        Franklin Advisers, Inc.
Fund - Class 2                  least 80% of its net assets in investments of small
                                capitalization companies. For this Fund,
                                small-cap companies are those with market
                                capitalization values not exceeding (i) $1.5
                                billion or (ii) the highest market
                                capitalization value in the Russell 2000(R)
                                Index, whichever is greater, at the time of
                                purchase.

FTVIPT Franklin Small Cap       Seeks long-term total return. The Fund normally invests at least    Franklin Advisory Services, LLC
Value Securities Fund -         80% of its net assets in investments of small capitalization
Class 2                         companies. For this Fund, small-cap companies are those with market cap values not exceeding $2.5 billion, at the time of purchase. The Fund invests in small companies that the Fund's manager believes are undervalued.

FTVIPT Mutual Shares            Seeks capital appreciation, with income as a secondary goal. The    Franklin Mutual Advisers, LLC
Securities Fund - Class 2       Fund normally invests mainly in U.S. equity securities that the
                                Fund's manager believes are available at market
                                prices less than their value based on certain
                                recognized or objective criteria, including
                                undervalued stocks, merger/risk arbitrage
                                securities and distressed companies.

Goldman Sachs VIT CORE(SM)      Seeks long-term growth of capital and dividend income. The Fund     Goldman Sachs Asset
U.S. Equity Fund CORE(SM) is    invests, under normal circumstances, at least 90% of its total      Management, L.P.
a service mark of Goldman,      assets (not including securities lending collateral and any
Sachs & Co.                     investment of that collateral) measured at time of purchase in a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S.
                                The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500
                                Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields.

Goldman Sachs VIT Mid Cap       The Goldman Sachs VIT Mid Cap Value Fund seeks long-term capital    Goldman Sachs Asset
Value Fund                      appreciation. The Fund invests, under normal circumstances, at      Management, L.P.
                                least 80% of its net assets plus any borrowing for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in mid-capitalization issuers within the range of the market capitalization of companies constituting the Russell Midcap Value Index at the time of investments in mid-cap issuers with public stock market capitalization
                                (based upon shares available for trading on an unrestricted basis)
                                within the range of the market capitalization of companies constituting the Russell Midcap Value Index at the time of investment. If the market capitalization of a company held by the
                                Fund moves outside this range, the Fund may, but is not required to, sell the securities.


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

------------------------------- ------------------------------------------------------------------  ----------------------------
FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                                  INVESTMENT ADVISER
------------------------------- ------------------------------------------------------------------  ----------------------------
MFS(R) Investors Trust Series   Long-term growth of capital with a secondary objective to seek      MFS Investment Management(R)
- Initial Class                 reasonable current income. Invests primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

MFS(R) Utilities Series -       Capital growth and current income. Invests primarily in equity      MFS Investment Management(R)
Initial Class                   and debt securities of domestic and foreign companies in the utilities industry.

Oppenheimer Global Securities   Long-term capital appreciation. Invests mainly in common stocks     OppenheimerFunds, Inc.
Fund/VA,  Service Shares        of U.S. and foreign issuers that are "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Oppenheimer Strategic Bond      High level of current income principally derived from interest      OppenheimerFunds, Inc.
Fund/VA,  Service Shares        on debt securities. Invests mainly in three market sectors: debt securities of foreign governments and companies, U.S. government securities and lower-rated high yield securities of U.S. and foreign companies.

Putnam VT Health Sciences       Capital appreciation. The fund pursues its goal by investing        Putnam Investment
Fund - Class IB Shares          mainly in growth stocks of companies in the health sciences         Management, LLC
                                industries. Under normal circumstances, the fund
                                invests at least 80% of its net assets in
                                securities of (a) companies that derive at least
                                50% of their assets, revenues or profits from
                                the pharmaceutical, health care services,
                                applied research and development and medical
                                equipment and supplies industries, or (b)
                                companies we think have the potential for growth
                                as a result of their particular products,
                                technology, patents or other market advantages
                                in the health sciences industries.

Putnam VT International         Capital appreciation. The fund pursues its goal by investing        Putnam Investment
Equity Fund -  Class IB Shares  mainly in common stocks of companies outside the  United States     Management, LLC
                                that Putnam Management believes have favorable
                                investment potential. Under normal
                                circumstances, the fund invests at least 80% of
                                the fund's net assets in equity investments.

Putnam VT Vista Fund - Class    Capital appreciation. The fund pursues its goal by investing        Putnam Investment
IB Shares                       mainly in common stocks of U.S. companies with a focus on growth    Management, LLC
                                stocks.

Wells Fargo VT Asset            Long-term total return consistent with reasonable risk. Invests     Wells Fargo Funds
Allocation Fund                 in equity and fixed-income securities in varying proportions,       Management, LLC, adviser;
                                with "neutral" target allocation of 60% equity securities and       Wells Capital Management
                                40% fixed-income securities. The Fund invests its equity portion    Incorporated, subadviser.
                                of assets in common stocks to replicate the S&P 500(R) Index and its fixed-income portion of assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund seeks to maintain a 95% or better performance correlation with the respective indexes.


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

------------------------------- ------------------------------------------------------------------  ----------------------------
FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                                  INVESTMENT ADVISER
------------------------------- ------------------------------------------------------------------  ----------------------------
Wells Fargo VT Equity Income    Long-term capital appreciation and above-average dividend           Wells Fargo Funds
Fund                            income. Invests in the common stocks of large U.S. companies        Management, LLC, adviser;
                                with strong return potential and above-average dividend income.     Wells Capital Management
                                Investments are principally in securities of companies with a       Incorporated, subadviser.
                                market capitalization of $3 billion or more.

Wells Fargo VT Equity Value     Long-term capital appreciation and above-average dividend           Wells Fargo Funds
Fund                            income. Invests primarily in equity securities that we believe      Management, LLC, adviser;
                                are undervalued in relation to various valuation measures, and      Wells Capital Management
                                that have strong return potential and above-average dividend        Incorporated, subadviser.
                                income. Investments are principally in securities of companies with a market capitalization of $3 billion or more.

Wells Fargo VT Growth Fund      Long-term capital appreciation. Invests primarily in common         Wells Fargo Funds
                                stocks and other equity securities of companies that we believe     Management, LLC, adviser;
                                have a strong earnings growth trend and that we believe have        Wells Capital Management
                                above-average prospects for future growth and with market           Incorporated, subadviser.
                                capitalization of $3 billion or more.

Wells Fargo VT International    Total return with an emphasis on long-term capital appreciation.    Wells Fargo Funds
Equity Fund                     Invests principally in equity securities of companies based in      Management, LLC, adviser;
                                developed foreign countries and emerging markets.                   Wells Capital Management
                                                                                                    Incorporated, subadviser.

Wells Fargo VT Large Company    Long-term capital appreciation. Invests in the common stocks of     Wells Fargo Funds
Growth Fund                     large U.S. companies that have superior growth potential.           Management, LLC, adviser;
                                Investments are principally in securities of companies with         Peregrine Capital
                                market capitalizations of $3 billion or more.                       Management, Inc.,
                                                                                                    subadviser.

Wells Fargo VT Money Market     Current income, while preserving capital and liquidity. Invests     Wells Fargo Funds
Fund                            primarily in high-quality money market instruments.                 Management, LLC, adviser;
                                                                                                    Wells Capital Management
                                                                                                    Incorporated, subadviser.

Wells Fargo VT Small Cap        Long-term capital appreciation. Focus is on companies believed      Wells Fargo Funds
Growth Fund                     to have above-average growth potential or that may be involved      Management, LLC, adviser;
                                in new or innovative products, services and
                                processes. Invests Wells Capital Management
                                principally in securities of companies with
                                market Incorporated, subadviser. capitalizations
                                that are equal to or lower than the company with
                                the largest market capitalization in the Russell
                                2000 Index, which is considered a small
                                capitalization index that is expected to change
                                frequently.

Wells Fargo VT Total Return     Total return consisting of income and capital appreciation. The     Wells Fargo Funds
Bond Fund                       fund invests in a broad range of investment grade securities,       Management, LLC, adviser;
                                including U.S. Government obligations, corporate bonds,             Wells Capital Management
                                asset-backed securities and money market instruments. The Fund      Incorporated, subadviser.
                                invests in debt securities that offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

THE GUARANTEE PERIOD ACCOUNTS (GPAs)


The GPAs are not available for contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states. Any reference in this prospectus to the GPAs, and any contract features or benefits associated with the GPAs are deleted for contracts issued in Maryland, Oregon, Pennsylvania and Washington or any other state that does not allow investment in the GPAs.

You may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on contract value currently in a GPA.


The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window, you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelp's) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.


The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:


            IF YOUR GPA RATE IS:                           THE MVA IS:
      Less than the new GPA rate + 0.10%                    Negative
      Equal to the new GPA rate + 0.10%                     Zero
      Greater than the new GPA rate + 0.10%                 Positive

GENERAL EXAMPLES
Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.


- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.


- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.


EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, as reflected in the table above, the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.


SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

  EARLY WITHDRAWAL AMOUNT X [(      1 + i    )(TO THE POWER OF n/12) - 1] = MVA
                               --------------
                                1 + j + .001

Where: i = rate earned in the GPA from which amounts are being transferred or withdrawn.
       j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period. n = number of months remaining in the current Guarantee Period (rounded up).


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.


- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.


- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.


EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(      1.030     )(TO THE POWER OF 84/12) - 1] = -$39.84
              ----------------
              1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(      1.030    )(TO THE POWER OF 84/12) - 1] = $27.61
              ---------------
              1 + .025 + .001

In this example, the MVA is a positive $27.61.


Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 4% if the five-year withdrawal charge schedule applies and 6% if the seven-year withdrawal charge schedule applies. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT


You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. However, the MVA interests under the contracts are registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account (but the SEC does review the disclosures in this prospectus on the MVA interests). Disclosures regarding the one-year fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the one-year fixed account.)


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT

Your sales representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified annuity or a nonqualified annuity through your AEFA sales representative. You may be able to buy another contract with the same underlying funds. This contract has different mortality and expense risk fees and withdrawal charges and may offer purchase payment credits. For information on this contract please call us at the telephone number listed on the first page of this prospectus or ask your sales representative.

You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select:
-  the length of the withdrawal charge period (five or seven years)(1);

-  the optional Benefit Protector Death Benefit Rider(2);

-  the optional Benefit Protector Plus Death Benefit Rider(2);

-  the optional Enhanced Death Benefit Rider(2);

-  the optional Guaranteed Minimum Income Benefit Rider(3);

- the one-year fixed account, GPAs and/or subaccounts in which you want to invest(4);

-  how you want to make purchase payments; and

-  a beneficiary.

(l) Contracts issued through AEFA are only available with a seven-year withdrawal charge schedule.

(2) You may select one of the following: the EDB, the Benefit Protector or the Benefit Protector Plus. Riders may not be available in all states. The Benefit Protector and the Benefit Protector Plus are only available if you and the annuitant are 75 or younger at contract issue. The EDB is only available if both you and the annuitant are 79 or younger at contract issue.

(3) The GMIB is only available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. Riders may not be available in all states.


(4) Some states restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs are not available in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

If your application is complete, we will process it and apply your purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we receive it at our office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.


In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

THE RETIREMENT DATE


Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, the retirement date must be:

-  no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.


FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions by some other IRS approved method, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later.


BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

MINIMUM PURCHASE PAYMENTS
   If paying by SIP:
      $50 initial payment.
      $50 for additional payments.

   If paying by any other method:
      $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.
      $2,000 initial payment for contracts issued in all other states. $100 for additional payments.


MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

      $99,999 for contracts issued through AEFA.
      $1,000,000 for all other contracts.


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER


Send your check along with your name and contract number to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your sales representative to complete the necessary SIP paperwork.


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

CHARGES

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary or earlier if the contract is withdrawn. Some states limit the amount of any contract charge to the fixed account. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct this charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the withdrawal charge schedule and death benefits that apply to your contract.


                                                             SEVEN-YEAR WITHDRAWAL                    FIVE-YEAR WITHDRAWAL
                                                                CHARGE SCHEDULE                          CHARGE SCHEDULE
   Standard Death Benefit                                            1.05%                                    1.30%
   Enhanced Death Benefit Rider                                      1.25                                     1.50



Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE

We charge an annual fee (currently 0.70%) based on the GMIB benefit base for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. For details on how we calculate the fee, see "Optional Benefits -- Guaranteed Minimum Income Benefit Rider."

WITHDRAWAL CHARGE

You select the withdrawal charge period at the time of your application for the contract. Contracts issued through AEFA are available only with a seven-year withdrawal charge schedule. The withdrawal charge percentages that apply to you are shown in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts -- Market Value Adjustment (MVA).")

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than eight years before the date of withdrawal.

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you selected the seven-year schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 2%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

   (a) is 10% of your prior anniversary's contract value, and

   (b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                         (ACV - XSF)
      PPW  =  XSF +  -----------------------  X  (PPNPW - XSF)
                         (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.



              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the schedule you selected*:

                      FIVE-YEAR SCHEDULE                                                   SEVEN-YEAR SCHEDULE
   YEARS FROM PURCHASE              WITHDRAWAL CHARGE                     YEARS FROM PURCHASE              WITHDRAWAL CHARGE
     PAYMENT RECEIPT                   PERCENTAGE                           PAYMENT RECEIPT                   PERCENTAGE
           1                                8%                                    1                                8%
           2                                8                                     2                                8
           3                                6                                     3                                7
           4                                4                                     4                                6
           5                                2                                     5                                5
           Thereafter                       0                                     6                                4
                                                                                  7                                2
                                                                                  Thereafter                       0

* Contracts issued through AEFA are only available with a seven-year withdrawal charge schedule.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract had a five-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.27% if the assumed investment rate is 3.5% and 6.77% if the assumed investment rate is 5%. If the original contract had a seven-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.02% if the assumed investment rate is 3.5% and 6.52% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.


WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a seven-year withdrawal charge schedule with this history:


- The contract date is Nov. 1, 2004 with a contract year of Nov. 1 through Oct. 30 and with an anniversary date of Nov. 1 each year; and

-  We received these payments

   -- $10,000 Nov. 1, 2004;

   -- $8,000 Dec. 31, 2010; and

   -- $6,000 Feb. 20, 2012; and

- You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2014 and made no other withdrawals during that contract year; and

-  The prior anniversary Nov. 1, 2013 contract value was $38,488.



WITHDRAWAL CHARGE       EXPLANATION
     $    0             $5,773.20 is 15% of the prior anniversary's contract value withdrawn without withdrawal charge; and
          0             $8,327.80 is contract earnings in excess of the 15% TFA withdrawal amount withdrawn without withdrawal charge; and
          0             $10,000 Nov. 1, 2004 purchase purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
        480             $8,000 Dec. 31, 2010 purchase payment is in its fourth year from receipt, withdrawn with a 6% withdrawal charge; and
        420             $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with a 7% withdrawal charge.
       -----
       $900



              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

-  withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 15% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;


- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;


-  contracts settled using an annuity payout plan;

- withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

-  amounts we refund to you during the free look period; and

-  death benefits.

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

- Withdrawals you make if you or the annuitant become disabled within the meaning of the Code Section 72(m)(7) after contract issue. The disabled person must also be receiving Social Security disability or state long term disability benefits. The disabled person must be age 70 or younger at the time of withdrawal. You must provide us with a signed letter from the disabled person stating that he or she meets the above criteria, a legible photocopy of Social Security disability or state long term disability benefit payments and the application for such payments.

- Withdrawals you make once a year if you or the annuitant become unemployed at least one year after contract issue, up to the following amounts each year:

   (a) 25% of your prior anniversary's contract value (or $10,000 if greater) if the unemployment condition is met for at least 30 straight days; or

   (b) 50% of your prior anniversary's contract value (or $10,000 if greater) if the unemployment condition is met for at least 180 straight days.

The unemployment condition is met if the unemployed person is currently receiving unemployment compensation from a government unit of the United States, whether federal or state. You must provide us with a signed letter from the unemployed person stating that he or she meets the above criteria and a legible photocopy of the unemployment payment benefits meeting the above criteria with regard to dates.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:


GPAs AND ONE-YEAR FIXED ACCOUNT


We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of a fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs;

-  plus interest credited;

-  minus the sum of amounts withdrawn after any applicable MVA
   (including any applicable withdrawal charges) and amounts transferred out;

-  minus any prorated portion of the contract administrative charge;

-  minus any prorated portion of the Benefit Protector fee (if applicable);

- minus any prorated portion of the Benefit Protector Plus fee (if applicable); and

-  minus any prorated portion of the GMIB fee (if applicable).

SUBACCOUNTS


We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional riders with annual charges (if applicable).


The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.



              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:
-  additional purchase payments you allocate to the subaccounts;

-  transfers into or out of the subaccounts;

-  partial withdrawals;

-  withdrawal charges;


and a deduction of:


-  a prorated portion of the contract administrative charge;

-  a prorated portion of the Benefit Protector fee (if applicable);

-  a prorated portion of the Benefit Protector Plus fee (if applicable); and/or

-  a prorated portion of the GMIB fee (if applicable).

Accumulation unit values will fluctuate due to:

-  changes in funds' net asset value;

-  dividends distributed to the subaccounts;

-  capital gains or losses of funds;

-  fund operating expenses; and/or

- mortality and expense risk fee and the variable account administrative charge.


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                   NUMBER
By investing an equal number                                     AMOUNT               ACCUMULATION               OF UNITS
of dollars each month ...                  MONTH                INVESTED               UNIT VALUE                PURCHASED
                                            Jan                    $100                    $20                       5.00
you automatically buy more                  Feb                     100                     18                       5.56
units when the per unit                     Mar                     100                     17                       5.88
market price is low ...   -------------->   Apr                     100                     15                       6.67
                                            May                     100                     16                       6.25
                                            Jun                     100                     18                       5.56
                                            Jul                     100                     17                       5.88
and fewer units when the per unit           Aug                     100                     19                       5.26
market price is high.     -------------->   Sept                    100                     21                       4.76
                                            Oct                     100                     20                       5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.


Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

TIERED DOLLAR-COST AVERAGING (TIERED DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Tiered DCA program. There is no charge for the Tiered DCA program. Under the Tiered DCA program, you can allocate a new purchase payment to one of two special Tiered DCA accounts. We determine which Tiered DCA account you are eligible for as follows:

                           IF YOUR NET CONTRACT VALUE(1) IS...      WE ALLOCATE YOUR NEW PURCHASE PAYMENTS TO:
                                     $10,000-$49,999                              Tier 1 DCA account
                                     $50,000 or more                              Tier 2 DCA account(2)

(1) "Net contract value" equals your current contract value plus any new purchase payment you make. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.

(2) You cannot allocate your new purchase payments to a Tier 1 DCA account if you are eligible to participate in a Tier 2 DCA account.

You may only allocate a new purchase payment of at least $1,000 to the Tiered DCA account for which you are eligible. You cannot transfer existing contract values into the Tiered DCA account. Each Tiered DCA account lasts for only six months from the time we receive your first purchase payment. We make monthly transfers of your total Tiered DCA account value into the GPAs, the one-year fixed account and/or subaccounts you select over the six-month period. If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Tiered DCA account if you select the GPAs or the one-year fixed account as part of your Tiered DCA transfers. We credit higher rates on the Tier 2 DCA account than on the Tier 1 DCA account. We will change the interest rate on each Tiered DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

We credit each Tiered DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six-month period on the balance remaining in your Tiered DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Tiered DCA account into the accounts you selected.

Once you establish a Tiered DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Tiered DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Tiered DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Tiered DCA account at the beginning of the six-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Tiered DCA account from the beginning. If we receive any of your multiple payments after the six-month period ends, you can either allocate those payments to a new Tiered DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Tiered DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Tiered DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Tiered DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Tiered DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Tiered DCA account balance. We will transfer the remaining balance from your Tiered DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Tiered DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Tiered DCA program at any time. Any modifications will not affect any purchase payments that are already in a Tiered DCA account. For more information on the Tiered DCA program, contact your sales representative.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

We may suspend or modify transfer privileges at any time.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Tiered DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Tiered DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, or the GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of GPAs will be subject to an MVA if done more than 30 days before the end of the Guarantee Period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

WE SEEK TO PREVENT MARKET TIMING. DO NOT INVEST IN THE CONTRACT IF YOU ARE A MARKET TIMER. MARKET TIMING IS A PRACTICE OF TRANSFERRING ASSETS AMONG SUBACCOUNTS IN AN EFFORT TO TAKE ADVANTAGE OF SHORT-TERM MARKET MOVEMENTS OR PRICE FLUCTUATIONS. MARKET TIMING CAN IMPACT THE PERFORMANCE OF THE FUNDS AND HARM CONTRACT OWNERS.

Because we try to distinguish market timing from transfers we believe are not harmful to the funds or contract owners, such as periodic asset rebalancing or dollar cost averaging, there is no set number of transfers you can make without being identified as a market timer.





              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-  requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-  not accepting telephone or electronic transfer requests;

-  requiring a minimum time period between each transfer;

-  not accepting transfer requests of an agent acting under power of attorney;

-  limiting the dollar amount that you may transfer at any one time; or

-  suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we intend to apply the policy described above to all contract owners. We will notify you in writing of our decision to impose any modification, restriction or suspension of your transfers.

In addition, each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing. You should read the prospectuses for the funds for more details.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because the variable account may invest in the funds on an omnibus basis, the funds may not be able to detect and deter market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the funds and harm contract owners.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES


- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the fixed account if the interest rate we are then currently crediting to the fixed account is equal to the minimum interest rate stated in the contract.

- It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.


- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.


- If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.


-  Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

*Failure to provide TIN may result in mandatory tax with holding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL  WITHDRAWALS

Your sales representative can help you set up automated transfers or partial withdrawals among your subaccounts or fixed accounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals: $100 monthly
                          $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.


We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.


Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, withdrawal charges or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts and/or the fixed accounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and the one-year fixed account must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

-  payable to you;

-  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery. Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   -- the withdrawal amount includes a purchase payment check that has not cleared;
   -- the NYSE is closed, except for normal holiday and weekend closings; -- trading on the NYSE is restricted, according to SEC rules;
   -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   -- you are at least age 59 1/2;

   -- you are disabled as defined in the Code;

   -- you severed employment with the employer who purchased the contract; or

   -- the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(SM) Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract (see "Optional Benefits").


BENEFITS IN CASE OF DEATH

There are two death benefit options under this contract: the standard death benefit and the Enhanced Death Benefit (EDB) Rider. If either you or the annuitant are 80 or older at contract issue, the standard death benefit will apply. If both you and the annuitant are 79 or younger at contract issue, you can elect either the standard death benefit or the EDB Rider (if it is available in your state) on your application. If you select the GMIB, you must elect the EDB Rider. Once you elect an option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under either death benefit we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you select when you purchase the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

STANDARD DEATH BENEFIT
If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows:

If you or the annuitant were age 80 or older at contract issue, we will pay the beneficiary the greater of:

1.   total purchase payments minus adjusted partial withdrawals; or

2.   contract value.

If you and the annuitant were age 79 or younger at contract issue, we will pay the beneficiary the greatest of:

1.   total purchase payments minus adjusted partial withdrawals;

2.   contract value; or

3. the maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals since that anniversary.

STANDARD DEATH BENEFIT ADJUSTED PARTIAL WITHDRAWALS =    PW X DB
                                                         -------
                                                           CV

      PW = the partial withdrawal including any applicable withdrawal charge or
           MVA.
      DB = the death benefit on the date of (but prior to) the partial withdrawal.
      CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the higher value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE ASSUMING YOU AND THE ANNUITANT WERE AGE 79 OR YOUNGER AT CONTRACT ISSUE:


-  You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

- On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000.

- On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

   We calculate the standard death benefit on March 1, 2005 as follows:


      Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                $20,000.00
         minus the standard death benefit adjusted partial withdrawals, calculated as:

         $1,500 x $20,000  =                                                      -1,363.64
         ----------------                                                        ----------
             $22,000

      for a death benefit of:                                                    $18,636.36
                                                                                 ===========
      Contract value at death:                                                   $20,500.00
                                                                                 ===========
      The MAV immediately preceding the date of death
      plus any payments made since that anniversary
      minus adjusted partial withdrawals:
         MAV on the prior anniversary:                                           $24,000.00
         plus purchase payments made since that anniversary:                          +0.00
         minus the standard death benefit adjusted partial withdrawals, calculated as:

         $1,500 x $24,000  =                                                      -1,636.36
         ----------------                                                        ----------
              $22,000

      for a death benefit of:                                                    $22,363.64
                                                                                 ===========

   The standard death benefit, calculated as the greatest of these three
      values is the MAV:                                                         $22,363.64

ENHANCED DEATH BENEFIT (EDB) RIDER

The EDB Rider is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB Rider does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your sales representative whether or not the EDB Rider is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB Rider to your contract at the time of purchase. Once you select the EDB Rider you may not cancel it. You may not add the EDB Rider if you add either the Benefit Protector or the Benefit Protector Plus to your contract. You must select the EDB Rider if you choose to add the Guaranteed Minimum Income Benefit Rider to your contract.

The EDB Rider provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

-  the standard death benefit; or

-  the 5% rising floor.


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

-  the amounts allocated to the subaccounts at issue increased by 5%,

-  plus any subsequent amounts allocated to the subaccounts,

-  minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

   5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS  =  PWT X VAF
                                                                 ---------
                                                                     SV


     PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge) from the subaccounts.

     VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.
      SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE

- You purchase the contract with a payment of $20,000 on Jan. 1, 2004 with $5,000 allocated to the one-year fixed account and $15,000 allocated to the subaccounts.

- On Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $12,000. Total contract value is $17,200.

- On March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $14,000. Total contract value is $19,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $17,800.

   The death benefit on March 1, 2005 is calculated as follows:



      The standard death benefit (which in this case is the MAV):
         MAV on the prior anniversary:                                           $20,000.00
         plus purchase payments made since the prior anniversary:                     +0.00
         minus the standard death benefit adjusted partial withdrawal taken since that anniversary, calculated as:

         $1,500 x $20,000  =                                                      -1,554.40
         ----------------                                                        ----------
              $19,300

      Standard death benefit, which is the MAV:                                  $18,445.60
                                                                                 ==========
      The 5% rising floor:
         The variable account floor on Jan. 1, 2005, calculated as:
         1.05 x 15,000 =                                                         $15,750.00
         plus amounts allocated to the subaccounts since that anniversary:            +0.00
         minus the 5% rising floor adjusted partial withdrawal
         from the subaccounts, calculated as:

         $1,500 x $15,750  =                                                     -$1,687.50
         ----------------                                                        ----------
              $14,000

         variable account floor benefit:                                         $14,062.50
         plus the one-year fixed account value:                                   +5,300.00
                                                                                 ----------
      5% rising floor (value of the GPAs, the one-year fixed account and
      the variable account floor):                                               $19,362.50
                                                                                 ==========
   EDB Rider, calculated as the greater of the standard death benefit or the
     5% rising floor:                                                            $19,362.50


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

IF YOU DIE BEFORE YOUR RETIREMENT DATE


When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The GMIB and Benefit Protector Plus riders (see "Optional Benefits"), if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

Your spouse may elect to assume ownership of the contract at any time. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The GMIB and the Benefit Protector Plus riders (see "Optional Benefits"), if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

   - the beneficiary asks us in writing within 60 days after we receive proof of death; and

   -  payouts begin no later than one year following the year of your death; and

   - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is not available under contracts issued through AEFA. The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. Generally, you must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the Benefit Protector may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the Benefit Protector Plus or the Enhanced Death Benefit Riders. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


-  the standard death benefit (see "Benefits in Case of Death), plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or


- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the standard death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. You select the seven-year withdrawal schedule.

- On July 1, 2004 the contract value grows to $105,000. The death benefit under the standard death benefit on July 1, 2004 equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

- On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:


   the standard death benefit (contract value):                                 $110,000
   plus the Benefit Protector benefit which equals 40% of earnings at death (the standard death benefit minus payments not
      previously withdrawn):
      0.40 x ($110,000 - $100,000) =                                              +4,000
                                                                                ---------
   Total death benefit of:                                                      $114,000


- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


   the standard death benefit (MAV):                                            $110,000
   plus the Benefit Protector benefit (40% of earnings at death):
      0.40 x ($110,000 - $100,000) =                                              +4,000
                                                                                ---------
   Total death benefit of:                                                      $114,000

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $15,750 from your contract value free of charge (15% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $34,250 ($31,852 + $2,398 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,602. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:


   the standard death benefit (MAV adjusted for partial withdrawals):            $57,619
   plus the Benefit Protector benefit (40% of earnings at death):
      0.40 x ($57,619 - $55,000) =                                                +1,048
                                                                                 -------
   Total death benefit of:                                                       $58,667


- On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:



   the standard death benefit (contract value):                                 $200,000
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                       +55,000
                                                                                --------
   Total death benefit of:                                                      $255,000

-  On July 1, 2013 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:
   the standard death benefit (contract value):                                 $250,000
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                       +55,000
                                                                                --------
   Total death benefit of:                                                      $305,000



- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:


   the standard death benefit (contract value):                                 $250,000
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn
     that are one or more years old): 0.40 x ($250,000 - $105,000) =             +58,000
                                                                                --------
   Total death benefit of:                                                      $308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is not available under contracts issued through AEFA. The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your sales representative whether or not the Benefit Protector Plus is appropriate for your situation.

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through a transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector or the Enhanced Death Benefit Riders. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.


The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


-  the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                              PERCENTAGE IF YOU AND THE ANNUITANT ARE           PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                 UNDER AGE 70 ON THE RIDER EFFECTIVE DATE          70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                                       0%                                                0%
 Three and Four                                   10%                                                3.75%
 Five or more                                     20%                                                7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

- the standard death benefit (see "Benefits in Case of Death") PLUS

                              IF YOU AND THE ANNUITANT ARE UNDER                IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR                 AGE 70 ON THE RIDER EFFECTIVE DATE, ADD...        OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
 One                          Zero                                              Zero
 Two                          40% x earnings at death (see above)               15% x earnings at death
 Three & Four                 40% x (earnings at death + 25% of                 15% x (earnings at death + 25% of
                                 initial purchase payment*)                        initial purchase payment*)
 Five or more                 40% x (earnings at death + 50% of                 15% x (earnings at death + 50% of
                                 initial purchase payment*)                        initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. You select the seven-year withdrawal charge schedule.

- On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2004 under the standard death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

- On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:


   the standard death benefit (contract value):                                   $110,000
   plus the Benefit Protector Plus benefit which equals 40% of earnings at death
      (the standard death benefit minus payments not previously withdrawn):
      0.40 x ($110,000 - $100,000) =                                                +4,000
                                                                                  --------
   Total death benefit of:                                                        $114,000

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


   the standard death benefit (MAV):                                             $110,000
   plus the Benefit Protector Plus benefit which equals 40% of earnings at
      death : 0.40 x ($110,000 - $100,000) =                                       +4,000
   plus 10% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.10 x $100,000 =                             +10,000
                                                                                 --------
   Total death benefit of:                                                       $124,000


- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $15,750 from your contract value free of charge (15% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $34,250 ($31,852 + $2,398 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,602. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:


   the standard death benefit (MAV adjusted for partial withdrawals):            $57,619
   plus the Benefit Protector Plus benefit which equals 40% of
      earnings at death: 0.40 x ($57,619 - $55,000) =                             +1,048
   plus 10% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.10 x $55,000 =                              +5,500
                                                                                 -------
   Total death benefit of:                                                       $64,167


- On Jan. 1, 2007 the contract value falls $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.

- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:


   the standard death benefit (contract value):                                 $200,000
   plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously
      withdrawn that are one or more years old                                   +55,000
   plus 20% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.20 x $55,000 =                             +11,000
                                                                                --------
   Total death benefit of:                                                      $266,000


- On July 1, 2013 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:


   the standard death benefit (contract value):                                 $250,000
   plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously
      withdrawn that are one or more years old                                   +55,000
   plus 20% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.20 x $55,000 =                             +11,000
                                                                                --------
   Total death benefit of:                                                      $316,000


- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:


   the standard death benefit (contract value):                                 $250,000
   plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously
      withdrawn that are one or more years old: 0.40 x ($250,000 - $105,000) =   +58,000
   plus 20% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.20 x $55,000 =                             +11,000
                                                                                --------
   Total death benefit of:                                                      $319,000

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the standard death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 70 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

-  you must hold the GMIB for 10 years(1),

- the GMIB rider terminates(1) on the contract anniversary after the annuitant's 86th birthday,

- you can only exercise the GMIB within 30 days after a contract anniversary(1),

- the MAV and the 5% rising floor values we use in the GMIB benefit base to calculate annuity payouts under the GMIB are limited after age 81, and

-  there are additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your sales representative.

(1) Unless the annuitant qualifies for a contingent event (see "Charges -- Contingent events").

(2) The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract to satisfy minimum required distributions will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.


If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional annual charge. You must elect the GMIB along with the EDB at the time you purchase your contract and your rider effective date will be the contract issue date.

In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB at the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION UNDER THE GMIB: You may allocate your purchase payments or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in the Wells Fargo VT Money Market Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

EXERCISING THE GMIB

- you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a ten-year waiting period from the rider effective date. However, there is an exception if at any time the annuitant experiences a "contingent event" (disability, terminal illness, confinement to a nursing home or hospital, or unemployment, see "Charges -- Contingent events" for more details.)

- the annuitant on the date the option is exercised must be between 50 and 86 years old.

- you can only take an annuity payout under one of the following annuity payout plans:

   -- Plan A - Life Annuity -- no refund

   -- Plan B - Life Annuity with ten years certain

   -- Plan D - Joint and last survivor life annuity -- no refund

-  you may change the annuitant for the payouts.

If you exercise the GMIB under a contingent event, you can take up to 50% of the benefit base in cash. You can use the balance of the GMIB benefit base (described below) for annuity payouts calculated using the guaranteed annuity purchase rates under any one of the payout plans listed above as long as the annuitant is between 50 and 86 years old on the retirement date.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

                                P(SUB t-1)(1 + i) = P(SUB t)
                                -----------------
                                       1.05

      P(SUB t-1) = prior annuity payout
        P(SUB t) = current annuity payout
              i  = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base (described below) equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.


GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of:

1.   total purchase payments minus adjusted partial withdrawals;

2.   contract value;

3. the MAV at the last contract anniversary plus any payments made since that anniversary minus adjusted partial withdrawals since that anniversary; or

4.   the 5% rising floor.

Keep in mind that the MAV and the 5%rising floor values are limited after age
81.

We reserve the right to exclude from the GMIB benefit base any purchase payments you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

- subtract each payment adjusted for market value from the contract value and the MAV.

- subtract each payment from the 5% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 5% for the number of full contract years they have been in the contract before we subtract them from the 5% rising floor.

For each payment, we calculate the market value adjustment to the contract value, MAV, GPAs and the one-year fixed account value of the 5% rising floor as:

                                    PMT X CVG
                                    ---------
                                       ECV

      PMT = each purchase payment made in the five years before you exercise the
            GMIB.
      CVG = current contract value at the time you exercise the GMIB.
      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 5% increase of payments allocated to the subaccounts as:

                        PMT X (1.05)(TO THE POWER OF CY)

      CY = the full number of contract years the payment has been in the contract.

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE GMIB

- You may terminate the rider within 30 days after the first and fifth rider anniversaries.

-  You may terminate the rider any time after the tenth rider anniversary.

-  The rider will terminate on the date:

   -- you make a full withdrawal from the contract;

   -- a death benefit is payable; or

   -- you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you allocate all your purchase payments to the subaccounts.


-  There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                            GMIB
ANNIVERSARY                                       CONTRACT VALUE             MAV           5% RISING FLOOR      BENEFIT BASE
  1                                                 $107,000             $107,000            $105,000
  2                                                  125,000              125,000             110,250
  3                                                  132,000              132,000             115,763
  4                                                  150,000              150,000             121,551
  5                                                   85,000              150,000             127,628
  6                                                  120,000              150,000             134,010
  7                                                  138,000              150,000             140,710
  8                                                  152,000              152,000             147,746
  9                                                  139,000              152,000             155,133
 10                                                  126,000              152,000             162,889             $162,889
 11                                                  138,000              152,000             171,034              171,034
 12                                                  147,000              152,000             179,586              179,586
 13                                                  163,000              163,000             188,565              188,565
 14                                                  159,000              163,000             197,993              197,993
 15                                                  212,000              212,000             207,893              212,000

NOTE: The MAV and 5% rising floor values are limited after age 81. Additionally, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:


                                                                                   MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                        PLAN A -              PLAN B -       PLAN D - JOINT AND
ANNIVERSARY                             GMIB                  LIFE ANNUITY--    LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE                         BENEFIT BASE               NO REFUND        TEN YEARS CERTAIN    ANNUITY-- NO REFUND
 10                              $162,889 (5% rising floor)    $   840.51            $   817.70             $672.73
 15                               212,000 (MAV)                  1,250.80              1,193.56              968.84



              WELLS FARGO ADVANTAGE VARIABLE ANNUITY-- PROSPECTUS

The payouts above are shown at guaranteed annuity rates as stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                                                                  PLAN A -            PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                                                            LIFE ANNUITY--     LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE                                       CONTRACT VALUE          NO REFUND       TEN YEARS CERTAIN   ANNUITY-- NO REFUND
 10                                                 $126,000              $   650.16          $   632.52               $520.38
 15                                                  212,000                1,250.80            1,193.56                968.84


In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

THE GMIB FEE:

This fee currently costs 0.70% of the GMIB benefit base annually and it is taken in a lump sum from the contract value on each contract anniversary at the end of each contract year. If the contract is terminated or if annuity payouts begin, we will deduct the fee at that time adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. We can increase the GMIB fee on new contracts up to a maximum of 0.75%. We calculate the fee as follows:

                                  BB + AT - FAV

      BB = the GMIB benefit base.
      AT = adjusted transfers from the subaccounts to the GPAs and the one-year fixed account made in the six months before the contract anniversary calculated as:

                                    PT X VAT
                                    --------
                                       SVT

      PT = the amount transferred from the subaccounts to the GPAs and the one-year fixed account within six months of the contract anniversary VAT = variable account floor on the date of (but prior to) the transfer SVT = value of the subaccounts on the date of (but prior to) the transfer FAV = the value of the GPAs and the one-year fixed account.

The result of AT - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts.

EXAMPLE


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and allocate all of your payment to the subaccounts.


-  You make no transfers or partial withdrawals.

CONTRACT                                                        GMIB FEE        VALUE ON WHICH WE                 GMIB FEE
ANNIVERSARY                            CONTRACT VALUE          PERCENTAGE       BASE THE GMIB FEE               CHARGED TO YOU
  1                                     $  80,000                  0.70%     5% rising floor = $100,000 x 1.05   $  735
  2                                       150,000                  0.70%     Contract value = $150,000            1,050
  3                                       102,000                  0.70%     MAV = $150,000                       1,050

               WELLS FARGO ADVANTAGE VARIABLE ANNUITY-- PROSPECTUS

THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-  the annuity payout plan you select;

-  the annuitant's age and, in most cases, sex;

-  the annuity table in the contract; and

-  the amounts you allocated to the accounts at settlement.


In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.


For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)


Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

               WELLS FARGO ADVANTAGE VARIABLE ANNUITY-- PROSPECTUS

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. If the original contract had a five-year withdrawal charge schedule, the discount rate we use in the calculation will vary between 5.27% and 6.77% depending on the applicable assumed investment rate. If the original contract had a seven-year withdrawal charge schedule, the discount rate we use in the calculation will vary between 5.02% and 6.52% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or

- in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and a designated beneficiary; or

- over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.


IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

WITHDRAWALS: If you withdraw part or all of your nonqualified contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

               WELLS FARGO ADVANTAGE VARIABLE ANNUITY-- PROSPECTUS

WITHHOLDING: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  because of your death;

-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or

-  if it is allocable to an investment before Aug. 14, 1982.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty. You may not collaterally assign or pledge your qualified contracts.


QUALIFIED ANNUITIES


Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's SPD, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

               WELLS FARGO ADVANTAGE VARIABLE ANNUITY-- PROSPECTUS

WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

WITHHOLDING: If you receive directly all or part of the contract value from a TSA, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-  the payout is a minimum distribution required under the Code;

-  the payout is made on account of an eligible hardship; or

-  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  Because of your death,

-  Because you become disabled (as defined in the Code);

- If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- If the distribution is made following severance from employment after you attain age 55 (TSAs only); or

-  To pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY-- PROSPECTUS

VOTING RIGHTS


As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-  the reserve held in each subaccount for your contract; divided by

-  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-  laws or regulations change;

-  the existing funds become unavailable; or

-  in our judgment, the funds no longer are suitable for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.


We may also:

-  add new subaccounts;

-  combine any two or more subaccounts;

-  make additional subaccounts investing in additional funds;

-  transfer assets to and from the subaccounts or the variable account; and

-  eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.



               WELLS FARGO ADVANTAGE VARIABLE ANNUITY-- PROSPECTUS

ABOUT THE SERVICE PROVIDERS


PRINCIPAL UNDERWRITER

American Express Financial Advisors, Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through unaffiliated broker-dealers ("selling firms") and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay time-of-sale commissions through AEFA to the selling firms or their affiliated insurance agencies. Some selling firms may elect to receive a lower commission when a purchase payment is made along with a quarterly payment based on contract value for so long as the contract remains in effect. Selling firms may be required to return compensation under certain circumstances. AEFA and other unaffiliated broker dealers may receive commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. Commissions paid to selling firms as a percentage of purchase payments could exceed 9% of total purchase payments depending on various factors which may include how long your contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations we may also pay or provide selling firms with various cash and non-cash promotional incentives including bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup a portion of the commissions and other distribution expenses we pay through certain fees and charges described in this prospectus including for example the mortality and expense risk charges and withdrawal charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.


ISSUER


We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our home office is located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is: American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.


STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.



               WELLS FARGO ADVANTAGE VARIABLE ANNUITY-- PROSPECTUS

LEGAL PROCEEDINGS

The SEC, the National Association of Securities Dealers, Inc. and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. We have received requests for information and have been contacted by regulatory authorities concerning our practices and are cooperating fully with these inquiries.

We and our affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of our respective business activities. We believe we have meritorious defenses to each of these actions and intend to defend them vigorously. We believe that we are not a party to, nor are any of our properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on our consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE

SELECTED FINANCIAL DATA

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


(THOUSANDS)                            2003          2002         2001            2000          1999
-------------------------------------------------------------------------------------------------------
Net investment income              $   372,194   $   292,067   $   271,718    $   299,759   $   322,746
Net gain (loss) on investments          25,105             3       (89,920)           469         6,565
Other                                   21,318        18,906        16,245         12,248         8,338
TOTAL REVENUES                     $   418,617   $   310,976   $   198,043    $   312,476   $   337,649
INCOME (LOSS) BEFORE INCOME TAXES  $    56,704   $   (52,177)  $   (63,936)   $    28,452   $    50,662
NET INCOME (LOSS)                  $    37,629   $   (33,690)  $   (41,728)   $    24,365   $    33,987
TOTAL ASSETS                       $ 8,735,643   $ 8,026,730   $ 5,275,681    $ 4,652,221   $ 4,603,343
-------------------------------------------------------------------------------------------------------



MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS

American Enterprise Life follows accounting principles generally accepted in the United States (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts and universal life-type insurance.

REVENUES

Net investment income increased 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Gross realized gains on sales of securities classified as Available-for-Sale, using the specific identification method, were $65.8 million and $38.2 million for the years ended December 31, 2003 and 2002, respectively. Gross realized losses on sales were ($30.3 million) and ($17.6 million) for the same periods. American Enterprise Life also recognized losses of ($9.3 million) and ($14.5 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003 and 2002, respectively. Realized gains and losses on Available-for-Sale securities are reflected in net realized gain
(loss) on investments. Also included in net realized gain (loss) on investment is ($1.1 million) and ($6.1 million) in loan loss provisions for mortgage loans on real estate for the years ended December 31, 2003 and 2002, respectively.


EXPENSES


Total benefits and expenses decreased slightly from $363.2 million in 2002 to $361.9 million in 2003. The increase in interest credited on investment contracts and universal life-type contracts was offset by a substantial decrease in other insurance and operating expenses as well as a slight decrease in amortization of DAC. Interest credited on investment contracts and universal-type insurance increased 19 percent reflecting higher average levels of fixed annuities in force, partially offset by lower crediting rates as a result of the relatively low interest rate environment.

Other insurance and operating expenses decreased 40 percent, partially reflecting favorable market value changes on interest rate swaps during 2003 compared to unfavorable market value changes in 2002. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed-annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY-- PROSPECTUS

Amortization of deferred policy acquisition costs (DAC) was 6 percent lower in 2003 than 2002. This reflected a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions. See the DAC and related adjustments discussion below for further information.

The 2003 versus 2002 change in the income tax provision (benefit) reflects pre-tax income of $56.7 million during the year ended December 31, 2003, while during the year ended December 31, 2002, the American Enterprise Life incurred a pre-tax loss of $52.2 million.

The costs of acquiring new business, including, for example, direct sales commissions, policy issue costs and other related costs have been deferred on the sale of annuity contracts. Deferred policy acquisition costs (DAC) for certain annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. DAC for other annuities are amortized using the interest method.

Amortization of DAC requires the use of certain assumptions including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable annuities. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. This rate is net of asset fees, and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period that such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2003 and 2002 that impacted the DAC balance and expenses.

In the third quarter of 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

In the third quarter of 2002, American Enterprise Life reset its customer asset value growth rate assumptions for variable annuity products to anticipate near-term and long-term growth at an annual rate of 7%. This action resulted in a $4.6 million increase in DAC amortization expense.

American Enterprise Life uses a mean reversion method as a guideline in setting the near-term customer asset value growth rate, also referred to as the mean reversion rate. In periods when market performance results in actual contract value growth at a rate different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. For example, if actual contract value growth during a quarter is less than 7% on an annualized basis, American Enterprise Life would increase the mean reversion rate assumed over the near term to the rate needed to achieve the long-term annualized growth rate of 7% by the end of that period, assuming this long-term view is still appropriate.

DAC of $346.0 million related to annuities was on American Enterprise Life's consolidated balance sheet at December 31, 2003. The DAC balance was $260.6 million at December 31, 2002, and was also related to annuities.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

American Enterprise Life's net loss was $33.7 million in 2002, compared to a net loss of $41.7 million in 2001. Loss before income taxes totaled $52.2 million in 2002, compared with a loss of $63.9 million in 2001. The change primarily reflects the write-down and sale of certain high-yield securities in 2001, as described below. In addition, the significant growth in annuity sales during 2002 drove higher levels of both investment income and interest credited to contractholders. Other operating expenses increased in 2002 due primarily to higher expenses related to interest rate swaps.


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY-- PROSPECTUS

REVENUES


Total revenues increased to $311.0 million in 2002, compared with $198.0 million in 2001. The increase is primarily due to a net realized gain on investments of $3 thousand in 2002 compared to a net realized loss on investments of $89.9 million in 2001.

Net investment income, the largest component of revenues, increased 7 percent from the prior year, primarily due to the significant growth in average invested assets in 2002 and to credit related yield adjustments on fixed maturity investments in 2001. Partially offsetting this was the impact of lower average yields in 2002, primarily due to portfolio repositioning, as discussed below.

Contractholder charges increased 8 percent to $6.5 million in 2002, compared with $6.0 million in 2001, due primarily to an increase in variable annuity surrender charges. American Enterprise Life also received mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased to $12.5 million in 2002, compared with $10.2 million in 2001, reflecting an increase in average separate account assets outstanding as favorable sales in 2002 more than offset market depreciation.

Net realized gains on investments were $3 thousand in 2002, compared to net realized losses on investments of $89.9 million in 2001. Included in the current years' net gains are impairment charges of $15 million from other-than-temporary impairments of fixed maturity investments. The losses in 2001 are comprised of an $18 million net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a $20 million write-down in the second quarter to recognize the impact of higher default assumptions on certain structured investments; a $51 million write-down of lower-rated securities (most of which were sold in 2001) in the second quarter primarily in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and $1 million of other net losses related to the sale and write-down of other investments.


EXPENSES


Total benefits and expenses increased 39 percent to $363.2 million in 2002 compared to $262.0 million in 2001. The largest component of expenses, interest credited on investment contracts, increased 19 percent to $215.9 million in 2002. This increase is primarily due to higher aggregate amounts of fixed annuities inforce driven by the significant increases in sales, partially offset by a decrease in interest crediting rates to annuity contracts due to declining interest rates. The lower level of interest rates also resulted in a significant decrease in the market value of interest rate swaps, which is the primary reason for the significant increase in other operating expenses. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps to protect the margin between interest rates earned on investments and the interest rates credited to annuity contract holders (interest margins). The swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No.
133. If interest rates remain at current levels, the decrease in the value of the interest rate swaps recognized currently will be approximately offset in the future by increases in interest margins. Other operating expenses also include an increase of $5 million due to greater guaranteed minimum death benefits paid this year ($6 million) versus last year ($1 million).

IMPACT OF RECENT MARKET-VOLATILITY ON RESULTS OF OPERATIONS

Various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular, as of December 31, 2003, involve DAC, mortality and expense risk fees and structured investments and guaranteed minimum death benefits (GMDB). The direction and magnitude of the changes in equity markets can increase or decrease DAC expense levels and mortality and expense risk fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolio is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

The variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. To the extent that the GMDB is higher than the current account value at the time of death, American Enterprise Life incurs a benefit cost by policy. For the results through December 31, 2003, GAAP did not prescribe advance recognition of the projected future net costs associated with these guarantees, and accordingly, American Enterprise Life did not record a liability corresponding to these future obligations for death benefits in excess of annuity account value. The amount paid in excess of contract value was expensed when payable. Amounts expensed for the years ended December 31, 2003 and 2002, were $2.9 million and $6.4 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods.

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY-- PROSPECTUS

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1) with an effective date of January 1, 2004. SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where additional liabilities are established, the recognition of this liability may also impact the valuation and amortization of DAC associated with those insurance or annuity contracts. SOP 03-1 also provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements

Detailed interpretations of SOP 03-1 and related implementation guidance continue to emerge and, accordingly, American Enterprise Life continues to evaluate its impact. Current estimates of applying SOP 03-1 would reduce first quarter 2004 results by approximately $5 million (after-tax).

American Enterprise Life's annuity products all have minimum interest rate guarantees in their fixed accounts. These guarantees range from 1.5% to 4.5%. To the extent the yield on American Enterprise Life's invested asset portfolio declines below its target spread plus the minimum guarantee, American Enterprise Life's profitability would be negatively affected.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation the recognition of impairment within the investment portfolio, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains and losses recorded in other comprehensive income (loss) within equity, net of income tax provisions (benefits). At December 31, 2003, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $105.4 million. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Fair value is generally based on quoted market prices. As of December 31, 2003, there were $47.3 million in gross unrealized losses that related to $2.4 billion of securities (excluding structured investments), of which only $55 thousand has been in a continuous unrealized loss position for 12 months or more. American Enterprise Life does not believe that the unrealized loss on any individual security at December 31, 2003 represents an other-than-temporary impairment, and American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost.

American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) backed by high-yield bonds, which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or an increase in the near-term default rate. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $1 million based on underlying investments as of December 31, 2003.

The reserve for losses on mortgage loans on real estate is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs represent the costs of acquiring new business, principally direct sales commissions and other distribution costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY-- PROSPECTUS

For annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining balances. These projections are inherently uncertain because they require management to make assumptions about financial markets and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 or 15 years. Management regularly monitors financial market conditions and compares actual contractholder behavior experience to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For annuity products, key assumptions underlying these long-term projections include interest rates, equity market performance, mortality rates and the rates at which contractholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about equity market performance drive projected customer asset value growth rates and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC balance would be an increase or decrease of approximately $2 million.

Management monitors other principal DAC assumptions, such as persistency, mortality, interest margin and maintenance expense levels each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Therefore, an assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are equal to accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.


RISK MANAGEMENT


The sensitivity analysis discussed below estimates the effects of hypothetical sudden and sustained changes in the applicable market conditions of two different types of market risk on the ensuing year's net income, based on year-end positions. The market changes, assumed to occur as of year-end, are a 100 basis point increase in market interest rates and a 10 percent decline in the value of equity securities held in separate accounts. Computations of the prospective effects of the hypothetical interest rate and equity market changes are based on numerous assumptions, including relative levels of market interest rates and equity market prices, as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occur. Furthermore, the computations do not incorporate actions that management could take if the hypothetical market changes took place. As a result, actual net income consequences will differ from those quantified below.

American Enterprise Life primarily invests in fixed maturity securities over a broad range of maturities for the purpose of providing fixed account annuity contractholders with a competitive rate of return on their investments while controlling risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. American Enterprise Life does not invest in securities to generate short-term trading profits.

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY-- PROSPECTUS

American Enterprise Life has an investment committee that meets periodically. At these meetings, the committee reviews models projecting different interest rate scenarios, risk/return measures and their impact on profitability of American Enterprise Life. The committee also reviews the distribution of assets in the portfolio by type and credit risk sector. The objective of the committee is to structure the investment portfolio based upon the type and expected behavior of products in the liability portfolio so as to meet contractual obligations and to achieve targeted levels of profitability within defined risk parameters.

Interest rates credited to annuity contractholders' accounts are generally reset at shorter intervals than the maturity of American Enterprise Life's underlying investments portfolio. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the investment committee's strategy includes the use of derivatives, such as interest rate caps, swaps and floors, for risk management purposes. These derivatives help protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contract owner's fixed accounts. Conversely, in a low interest rate environment, such as that experienced recently, and to the extent the yield on American Enterprise Life's investment portfolio declines below its targeted spread plus the guaranteed minimum interest crediting rates on American Enterprise Life's annuity contracts with fixed accounts, American Enterprise Life's profitability would be negatively affected. This negative impact may be compounded by the fact that many of American Enterprise Life's interest bearing investments are callable or prepayable by the issuer and calls and prepayments are more likely to occur in low interest rate environments. Interest rate derivatives with notional amounts totaling approximately $2 billion were outstanding at December 31, 2003 to hedge interest rate exposure. The entire $2 billion of the notional par relates to interest rate swaps and floors American Enterprise Life has exclusively with IDS Life.

The negative effect on American Enterprise Life's annual pretax net income of a 100 basis point increase in interest rates, which assumes intervals at which interest credited to contractholder's fixed accounts are reset and customer behavior based on the application of proprietary models to the book of business at December 31, 2003, and the impact of any derivatives, would be a decrease of approximately $3.6 million.

The amount of the fee income American Enterprise Life receives is based upon the daily market value of the separate account assets or of the underlying mutual funds. As a result, American Enterprise Life's fee income would be negatively impacted by a decline in the equity markets. Another part of the investment committee's strategy is to use, from time to time, index options to manage the equity market risk related to fee income. These derivatives economically hedge fee income by providing option income when there is a significant decline in the equity markets. American Enterprise Life did not have equity-based derivatives outstanding at December 31, 2003 for this purpose.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity prices would be approximately $1.5 million based on separate account assets as of December 31, 2003.


LIQUIDITY AND CAPITAL RESOURCES


American Enterprise Life's liquidity requirements are generally met by funds provided by annuity considerations, capital contributions, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal and capital contributions received from IDS Life. The primary uses of funds are annuity obligations, commissions and operating expenses and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. No borrowings were outstanding under the line of credit at December 31, 2003. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

At December 31, 2003, investments in Available-for-Sale fixed maturity securities comprised 92 percent of American Enterprise Life's total invested assets and primarily include mortgage and other asset-backed securities, and corporate debt. Approximately 42 percent is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA quality. American Enterprise Life's corporate bonds and obligations comprise a diverse portfolio with the largest concentrations accounting for approximately 47 percent of the portfolio, in the following industries: banking and finance, utilities, communication and media and transportation.

At December 31, 2003 and based on amortized costs, approximately 7 percent of American Enterprise Life's investments in Available-for-Sale fixed maturity securities were below investment grade bonds. These investments may be subject to a higher degree of risk than investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as a recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. American Enterprise Life has identified certain Available-for-Sale fixed maturity securities for which a decline in fair value has been determined to be other-than-temporary, and has written them down to fair value with a charge to net income.

              WELLS FARGO ADVANTAGE VARIABLE ANNUITY-- PROSPECTUS

During 2001, American Enterprise Life placed its rated CDO securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $54 million, into a securitization trust. In return, American Enterprise Life received $7 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $47 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases or decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2003, net unrealized gains on Available-for-Sale fixed maturity securities included $160.8 million (pretax) of gross unrealized gains and $55.4 million (pretax) of gross unrealized losses.

At December 31, 2003, American Enterprise Life had reserves for losses for mortgage loans of $7.4 million.

The economy and other factors have caused insurance companies to go under regulatory supervision. These situations resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. American Enterprise Life established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. American Enterprise Life has also estimated the potential effect of future assessments on American Enterprise Life's financial position and results of operations and has established a reserve for such potential assessments.

The National Association of Insurance Commissioners (NAIC) established risk-based capital (RBC) standards for life insurance companies to determine capital requirements based upon the risks inherent in its operations. These standards require the computation of a RBC amount which is then compared to a company's actual total adjusted statutory capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level RBC is below certain levels. As of December 31, 2003, American Enterprise Life's total adjusted capital was well in excess of the levels requiring regulatory attention. In 2003, any dividends would require the approval of the Insurance Department of the State of Indiana.


FORWARD-LOOKING STATEMENTS


Certain statements in Item 7. of this Form 10-K Annual Report contain forward-looking statements that are subject to risks and uncertainties that could cause results to differ materially from such statements. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "should," "could," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from American Enterprise Life's forward-looking statements include, but are not limited to: fluctuations in external markets, which can affect the amount and types of investment products sold, the market value of its managed assets, fees received based on those assets and the amount of amortization of DAC; potential deterioration in high-yield and other investments, which could result in further losses in American Enterprise Life's investment portfolio; changes in assumptions relating to DAC which also could impact the amount of DAC amortization; the ability to sell certain high-yield investments at expected values and within anticipated timeframes and to maintain its high-yield portfolio at certain levels in the future; the types and value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's major businesses; the adoption of recently issued rules related to the consolidation of variable interest entities, including those involving CDOs that American Enterprise Life may from time-to-time invest in which could affect both American Enterprise Life's balance sheet and results of operations; and outcomes of litigation.


              WELLS FARGO ADVANTAGE VARIABLE ANNUITY-- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2003 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXPERTS


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2003 and 2002, and for each of the three years in the period ended Dec. 31, 2003, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - Wells Fargo Advantage(R) Variable Annuity as of Dec. 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



              WELLS FARGO ADVANTAGE VARIABLE ANNUITY-- PROSPECTUS

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
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REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
----------------------
    Ernst & Young LLP
    Minneapolis, Minnesota
    January 26, 2004

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AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
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CONSOLIDATED BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE AMOUNTS)                                                          2003          2002

ASSETS

Investments: (Note 2)
   Available-for-Sale:
      Fixed maturities, at fair value (amortized cost: 2003, $6,545,561; 2002, $5,105,431)         $6,650,906    $5,288,855
      Common stocks, at fair value (cost: 2003, $--; 2002, $--)                                             6            --
   Mortgage loans on real estate                                                                      534,812       587,535
   Other investments                                                                                    6,069         2,381
---------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             7,191,793     5,878,771
Cash and cash equivalents (Note 1)                                                                      9,065     1,118,692
Amounts due from brokers                                                                                  161            --
Other accounts receivable                                                                               3,572         1,584
Accrued investment income                                                                              70,591        56,448
Deferred policy acquisition costs (Note 3)                                                            345,966       260,577
Other assets                                                                                            6,335        15,887
Separate account assets                                                                             1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $8,735,643    $8,026,730
===========================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $6,645,315    $5,411,938
      Universal life-type insurance                                                                        27            16
   Policy claims and other policyholders' funds                                                         3,100         9,050
   Amounts due to brokers                                                                              75,070       985,081
   Deferred income taxes, net                                                                          11,618        17,608
   Other liabilities                                                                                   68,674        82,453
   Separate account liabilities                                                                     1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             7,911,964     7,200,917
Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value per share; 100,000 shares authorized,
     20,000 shares issued and outstanding                                                               3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  177,545       139,916
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                  60,078       104,259
      Net unrealized derivative losses                                                                 (8,816)      (13,234)
---------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income (loss)                                           51,262        91,025
---------------------------------------------------------------------------------------------------------------------------
      Total stockholder's equity                                                                      823,679       825,813
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $8,735,643    $8,026,730
===========================================================================================================================

See notes to consolidated financial statements.

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AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

REVENUES

Net investment income                                                                 $372,194       $292,067      $271,718
Contractholder charges                                                                   7,569          6,454         5,998
Mortality and expense risk fees                                                         13,749         12,452        10,247
Net realized gain (loss) on investments                                                 25,105              3       (89,920)
---------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                      418,617        310,976       198,043
---------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited on investment contracts and universal life-type insurance            257,235        215,918       180,906
Amortization of deferred policy acquisition costs                                       45,605         48,469        45,494
Other insurance and operating expenses                                                  59,073         98,766        35,579
---------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                         361,913        363,153       261,979
Income (loss) before income tax provision (benefit)                                     56,704        (52,177)      (63,936)
Income tax provision (benefit)                                                          19,075        (18,487)      (22,208)
---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 37,629       $(33,690)     $(41,728)
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 3 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                  $    37,629    $   (33,690)  $   (41,728)
Adjustments to reconcile net income (loss) to net cash (used in)
   provided by operating activities:
   Change in accrued investment income                                                 (14,143)       (11,026)        9,519
   Change in other accounts receivable                                                  (1,988)           228          (945)
   Change in deferred policy acquisition costs, net                                    (75,285)       (65,680)      (19,301)
   Change in other assets                                                                9,552         (7,360)       31,411
   Change in policy claims and other policyholders' funds                               (5,950)         6,764        (7,009)
   Deferred income tax provision (benefit)                                              15,420         (3,725)      (34,562)
   Change in other liabilities                                                         (13,779)        17,936         6,553
   Amortization of premium (accretion of discount), net                                 23,699            167          (689)
   Net realized (gain) loss on investments                                             (25,105)            (3)       89,920
   Other, net                                                                            7,730         12,784        (7,796)
---------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by operating activities                              (42,220)       (83,605)       25,373

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                             3,365,402      1,092,923       803,034
   Maturities, sinking fund payments and calls                                         875,785        500,348       379,281
   Purchases                                                                        (5,678,854)    (3,409,718)   (1,446,157)
Other investments:
   Sales                                                                                72,281         64,988        71,110
   Purchases                                                                           (25,287)        (4,391)       (8,513)
Change in amounts due from brokers                                                        (161)        41,705       (40,389)
Change in amounts due to brokers                                                      (910,011)       759,954       200,740
---------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                         (2,300,845)      (954,191)      (40,894)

CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                           1,733,030      2,052,002       779,626
   Surrenders and other benefits                                                      (756,827)      (621,646)     (779,649)
   Interest credited to account balances                                               257,235        215,918       180,906
Capital contribution                                                                        --        250,000        60,000
---------------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                      1,233,438      1,896,274       240,883
   Net (decrease) increase in cash and cash equivalents                             (1,109,627)       858,478       225,362
   Cash and cash equivalents at beginning of year                                    1,118,692        260,214        34,852
---------------------------------------------------------------------------------------------------------------------------
   Cash and cash equivalents at end of year                                        $     9,065    $ 1,118,692   $   260,214
===========================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                               $     3,266    $    12,761   $        --
   Interest on borrowings                                                          $       377    $        --   $        15
---------------------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

                                                                         -- 4 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED
                                                                                         OTHER
                                                                       ADDITIONAL    COMPREHENSIVE                    TOTAL
                                                           CAPITAL       PAID-IN    INCOME (LOSS),   RETAINED     STOCKHOLDER'S
FOR THE THREE YEARS ENDED DECEMBER 31, 2003 (THOUSANDS)     STOCK        CAPITAL      NET OF TAX     EARNINGS        EQUITY
Balance, January 1, 2001                                   $3,000       $281,872      $(62,097)      $215,334      $438,109
Comprehensive income:
   Net loss                                                    --             --            --        (41,728)      (41,728)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $18,699                     --             --       (34,726)            --       (34,726)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of income
      tax provision of $73,754                                 --             --       136,972             --       136,972
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of $30,811                   --             --       (57,220)            --       (57,220)
   Reclassification adjustment for losses on derivatives
      included in net loss, net of income tax benefit
      of $4,535                                                --             --         8,422             --         8,422
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        11,720
Capital contribution                                           --         60,000            --             --        60,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                                  3,000        341,872        (8,649)       173,606       509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of pretax
      deferred policy acquisition costs of ($23,026) and
      income tax provision of $51,599                          --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      loss, net of income tax provision of $2,471              --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on
      derivatives included in net loss, net of income tax
      benefit of $4,542                                        --             --         8,436             --         8,436
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        65,984
Capital contribution                                           --        250,000            --             --       250,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      Securities arising during the year, net of pretax
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of $9,157            --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of income
      tax benefit of $2,378                                    --             --         4,417             --         4,417
---------------------------------------------------------------------------------------------------------------------------

   Total comprehensive loss                                                                                          (2,134)
Capital contribution                                           --             --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                                 $3,000       $591,872      $ 51,262       $177,545      $823,679
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 5 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

American Enterprise Life Insurance Company (American Enterprise Life) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance and annuity business in 48 states. American Enterprise Life is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. American Enterprise Life also wholly owns American Enterprise REO 1, LLC. This subsidiary holds mortgage loans on real estate and/or real estate investments.

American Enterprise Life's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Variable universal life insurance is offered as well. American Enterprise Life distributes its products primarily through financial institutions and regional and/or independent broker dealers.

American Enterprise Life's fixed annuity contracts guarantee a minimum interest rate during the accumulation period (the time before the annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion, and has adopted a practice whereby any higher current rate is guaranteed for a specified period. Under American Enterprise Life's variable annuity products, the purchaser may choose among general account and separate account investment options. Within the general account, many contracts allow the purchaser to select the number of years a fixed rate will be guaranteed. If a guarantee term longer than one year is chosen, there may be a market value adjustment applied if funds are withdrawn before the end of that term. Separate account options include accounts investing in equities, bonds, managed funds and/or short term securities.

BASIS OF PRESENTATION

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 5). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

NET INVESTMENT INCOME

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

CONTRACTHOLDER AND POLICYHOLDER CHARGES

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance charges, administrative charges and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

NET REALIZED GAIN (LOSS) ON INVESTMENTS

Realized gains and losses are recognized on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

                                      -- 6 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

INVESTMENTS -- FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity securities and marketable equity securities are classified as Available-for-Sale and carried at fair value. Unrealized gains and losses on securities classified as Available-for-Sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in a security's fair value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for fixed maturity securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in net realized gain (loss) on investments within the Consolidated Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections which require a significant degree of management judgment as to default and recovery rates of the underlying investments and, as such, are subject to change. American Enterprise Life's CDO investments are accounted for in accordance with Emerging Issues Task Force (EITF) Issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Net investment income, which primarily consists of interest earned on fixed maturity securities, is generally accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums, discounts and anticipated prepayments on mortgage backed securities.

Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

INVESTMENTS -- MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

CASH AND CASH EQUIVALENTS

American Enterprise Life considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principle DAC assumptions, such as persistency, mortality rate, interest margin and maintenance expense level assumptions each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring process, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can either be positive or negative in any particular period and is reflected in the period in which such changes are made.

                                      -- 7 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


GUARANTEED MINIMUM DEATH BENEFITS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in value of the contract. A large portion of American Enterprise Life's contracts containing a GMDB provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount though not below the amount invested adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Through December 31, 2003, the amount paid in excess of contract value was expensed when payable. Amounts expensed in 2003, 2002 and 2001 were $2.9 million, $6.4 million, and $0.8 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods. See Recently issued accounting standards section herein for a description of Statement of Position 03-1.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates, ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

REINSURANCE

There are no amounts recoverable from reinsurers at December 31, 2003 and 2002.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with that used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by American Enterprise Life is $750,000 on any single life. American Enterprise Life retains all accidental death benefit, and waiver of premium risk.

FEDERAL INCOME TAXES

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

SEPARATE ACCOUNT BUSINESS

The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. Through December 31, 2003, American Enterprise Life received mortality and expense risk fees directly from the separate accounts. During the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager of these proprietary mutual funds. In connection with this change and through an agreement with AEFC, American Enterprise Life receives fund administrative services fees for the fund management services American Enterprise Life provides these proprietary mutual funds.

American Enterprise Life makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, American Enterprise Life guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. American Enterprise Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.

                                      -- 8 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

RECENTLY ISSUED ACCOUNTING STANDARDS

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). American Enterprise Life is currently evaluating its impact, which, among other provisions, requires reserves related to guaranteed minimum death benefits included within the majority of variable annuity contracts offered by American Enterprise Life. SOP 03-1 is required to be adopted on January 1, 2004, and any impact will be recognized in American Enterprise Life's 2004 results of operations.

In November 2003, the FASB ratified a consensus on the disclosure provisions of EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The disclosure provisions of this rule, which are addressed in Note 2, require tabular presentation of certain information regarding investment securities with gross unrealized losses.

In July 2000, the FASB's EITF issued a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." American Enterprise Life adopted the consensus as of January 1, 2001. Issue No. 99-20 prescribed new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects American Enterprise Life's CDO investments. Although there was no significant impact resulting from the adoption of Issue 99-20, American Enterprise Life holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, American Enterprise Life adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which required an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 resulted in a cumulative after-tax reduction to other comprehensive income of $34.7 million. This reduction in other comprehensive income is due to cash flow hedges that existed previous to adopting SFAS No. 133 that no longer qualify or are not designated for hedge accounting treatment under SFAS No. 133. The cumulative impact to earnings was not significant. See Note 9 for further discussion of American Enterprise Life's derivatives and hedging activities.

2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available-for-Sale securities at December 31, 2003 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                        AMORTIZED     UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                               COST           GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate bonds and obligations                                     2,737,449        98,969        (18,067)    2,818,351
   Foreign corporate bonds and obligations                               574,582        23,521         (6,055)      592,048
   U.S. Government agency obligations                                     87,614           741            (19)       88,336
   Structured investments                                                 49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        6,545,561       160,760        (55,415)    6,650,906
   Common stocks                                                              --             6             --             6
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $6,545,561      $160,766       $(55,415)   $6,650,912
===========================================================================================================================

                                                                         -- 9 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Available-for-Sale securities at December 31, 2002 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                       AMORTIZED      UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                              COST            GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,306,057      $101,719       $   (804)   $3,406,972
   Corporate bonds and obligations                                     1,459,454        89,905        (17,264)    1,532,095
   Foreign corporate bonds and obligations                               278,974        19,078           (663)      297,389
   U.S. Government agency obligations                                      4,928           389             --         5,317
   Structured investments                                                 53,768            --         (9,142)       44,626
   State and municipal obligations                                         2,250           206             --         2,456
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        5,105,431       211,297        (27,873)    5,288,855
   Common stocks                                                              --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $5,105,431      $211,297       $(27,873)   $5,288,855
===========================================================================================================================

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003:

                                              LESS THAN 12 MONTHS           12 MONTHS OR MORE                TOTAL
                                              FAIR     UNREALIZED           FAIR     UNREALIZED        FAIR      UNREALIZED
(THOUSANDS)                                   VALUE      LOSSES             VALUE      LOSSES          VALUE       LOSSES
-----------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES:

Mortgage and other asset-backed securities  $1,411,059   $(22,106)         $   --      $ --          $1,411,059   $(22,106)
Corporate bonds and obligations                797,463    (18,012)          1,438       (55)            798,901    (18,067)
Foreign corporate bonds and obligations        172,213     (6,055)             --        --             172,213     (6,055)
U.S. Government agency obligations                 529        (19)             --        --                 529        (19)
State and municipal obligations                 21,943     (1,062)             --        --              21,943     (1,062)
-----------------------------------------------------------------------------------------------------------------------------
Total                                       $2,403,207   $(47,254)         $1,438      $(55)         $2,404,645   $(47,309)
=============================================================================================================================

NOTE: EXCLUDES STRUCTURED INVESTMENTS THAT ARE ACCOUNTED FOR PURSUANT TO EITF 99-20, AND ARE THEREFORE OUTSIDE THE SCOPE OF EITF 03-1. AT DECEMBER 31, 2003, SUCH INVESTMENTS HAD GROSS UNREALIZED LOSSES OF $8.1 MILLION.

Approximately 204 investment positions were in an unrealized loss position as of December 31, 2003. The gross unrealized losses on these securities are attributable to a number of factors including changes in interest rates and credit spreads and specific credit events associated with individual issuers. As part of its ongoing monitoring process, management has concluded that none of these securities are other-than-temporarily impaired at December 31, 2003. American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost. See Investments -- Fixed maturity and equity securities section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary.

The following is a distribution of Available-for-Sale securities by maturity at December 31, 2003:

                                                                                                  AMORTIZED       FAIR
(THOUSANDS)                                                                                         COST          VALUE
---------------------------------------------------------------------------------------------------------------------------
Due within one year                                                                              $   37,979    $   38,741
Due from one to five years                                                                          883,902       934,536
Due from five to ten years                                                                        2,306,080     2,354,394
Due in more than ten years                                                                          251,154       241,687
Mortgage and other asset-backed securities                                                        3,066,446     3,081,548
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         $6,545,561    $6,650,906
===========================================================================================================================

The timing of actual receipts will differ from contractual maturities because issuers may have the right to call or prepay obligations.

                                                                        -- 10 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 2003, fixed maturity securities comprised approximately 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $132.6 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings are presented using S&P's convention and if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities, at fair value, by rating on December 31, is as follows:

RATING                                                 2003          2002
----------------------------------------------------------------------------
AAA                                                     50%           65%
AA                                                       2             1
A                                                       18            10
BBB                                                     23            19
Below investment grade                                   7             5
----------------------------------------------------------------------------
   Total                                               100%          100%
----------------------------------------------------------------------------

At December 31, 2003, approximately 92% of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                    2003          2002         2001
--------------------------------------------------------------------------------
Sales                                       $3,365,402   $1,092,923   $  803,034
Maturities                                  $  875,785   $  500,348   $  379,281
Purchases                                   $5,678,854   $3,409,718   $1,446,157
================================================================================

Gross realized gains on sales of securities classified as Available-for-Sale securities, using the specific identification method, were approximately $65.8 million, $38.2 million and $17.9 million for the years ended December 31, 2003, 2002 and 2001, respectively. Gross realized losses on sales of Available-for-Sale securities were approximately ($30.3 million), ($17.6 million) and ($72.6 million) for the same periods. American Enterprise Life also recognized losses of approximately ($9.3 million), ($14.5 million) and ($30.1 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003, 2002 and 2001, respectively. The 2001 losses include the effect of the write-down and sale of high-yield securities discussed below.

During 2001, American Enterprise Life recognized pretax losses of $90.2 million to recognize the impact of higher default rate assumptions on certain structured investments, to write down lower-rated securities (most of which were sold in 2001) in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments. Of the total charge of $90.2 million, approximately $83.7 million of these losses are included in net realized losses on investments and $6.5 million are included in net investment income.

Also during 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets) having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based upon the estimated present value of future cash flows. The retained interests are accounted for in accordance with EITF Issue No. 99-20.

The change in net unrealized securities gains (losses) recognized in other comprehensive income includes two components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), and (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities (reclassification for realized gains (losses)). This reclassification has no effect on total comprehensive income or shareholder's equity.

The following table presents these components of other comprehensive income net of tax:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Holding (losses) gains                                                               $(27,174)       $95,827      $136,972
Reclassification for realized securities losses (gains)                               (17,006)        (4,589)      (57,220)
--------------------------------------------------------------------------------------------------------------------------
Increase in net unrealized securities (losses) gains recognized in other
comprehensive income                                                                 $(44,180)       $91,238      $ 79,752
===========================================================================================================================

At December 31, 2003 and 2002, bonds carried at $3.5 million and $3.4 million, respectively, were on deposit with various states as required by law.

                                                                        -- 11 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Pursuant to the adoption of SFAS No. 133 at January 1, 2001, American Enterprise Life reclassified all held-to-maturity securities with a carrying value of $934.1 million and net unrealized losses of $7.1 million to Available-for-Sale.

MORTGAGE LOANS ON REAL ESTATE

The following is a summary of mortgage loans on real estate at December 31:

(THOUSANDS)                                                                                             2003          2002
---------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $542,174      $598,347
Mortgage loans on real estate reserves                                                                 (7,362)      (10,812)
---------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $534,812      $587,535
===========================================================================================================================

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements.

At December 31, 2003 and 2002, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was $2.8 million and $11.7 million, with a reserve of $1.0 million and $4.7 million, respectively. During 2003 and 2002, the average recorded investment in impaired mortgage loans on real estate was $6.6 million and $9.4 million, respectively. American Enterprise Life recognized $0.2 million, $0.3 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2003, 2002 and 2001, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $10,812        $ 5,067        $5,054
Provision for mortgage loan losses                                                         281          6,079           928
Foreclosures, write-offs and other                                                      (3,731)          (334)         (915)
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 7,362        $10,812        $5,067
===========================================================================================================================

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                            DECEMBER 31, 2003                            DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
REGION                                                     SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
South Atlantic                                           $118,183      $   --                        $145,999           $--
Middle Atlantic                                            75,056          --                          85,680            --
East North Central                                         99,371       1,000                         103,713            --
Mountain                                                   74,347          --                          75,001            --
West North Central                                         88,961          --                          99,790            --
New England                                                25,229          --                          28,360            --
Pacific                                                    24,607          --                          25,759            --
West South Central                                         25,724          --                          26,889            --
East South Central                                         10,696          --                           7,156            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                            DECEMBER 31, 2003                           DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
PROPERTY TYPE                                              SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                 $139,417      $   --                        $159,176           $--
Apartments                                                113,746          --                         132,567            --
Office buildings                                          169,904       1,000                         171,799            --
Industrial buildings                                       60,275          --                          67,776            --
Hotels/motels                                              33,091          --                          35,421            --
Medical buildings                                          18,694          --                          24,476            --
Nursing/retirement homes                                    2,413          --                           2,707            --
Mixed use                                                   4,634          --                           4,425            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2003 and 2002 was not material.

                                                                        -- 12 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Mortgage loan findings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan.

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $321,420       $239,084      $211,920
Income on mortgage loans on real estate                                                 42,482         47,697        54,723
Other                                                                                   11,600          8,874         6,498
---------------------------------------------------------------------------------------------------------------------------
                                                                                       375,502        295,655       273,141
Less investment expenses                                                                 3,308          3,588         1,423
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $372,194       $292,067      $271,718
===========================================================================================================================

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $26,163        $ 6,068      $(84,770)
Mortgage loans on real estate                                                            3,450         (5,744)       (1,263)
Other                                                                                   (4,508)          (321)       (3,887)
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $25,105        $     3      $(89,920)
===========================================================================================================================

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                            $260,577       $217,923      $198,622
Capitalization of expenses                                                             120,890        114,149        64,795
Amortization                                                                           (45,605)       (48,469)      (45,494)
Change in unrealized investment gains and losses                                        10,104        (23,026)           --
---------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                  $345,966       $260,577      $217,923
===========================================================================================================================

4. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                             $ 3,371       $(15,096)     $ 11,803
   Deferred                                                                             15,420         (3,725)      (34,562)
---------------------------------------------------------------------------------------------------------------------------
                                                                                        18,791        (18,821)      (22,759)
State income taxes-current                                                                 284            334           551
---------------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit)                                                           $19,075       $(18,487)     $(22,208)
===========================================================================================================================

Income tax expense (benefit) differs from that computed by using the federal statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                               2003                       2002                         2001
(DOLLARS IN THOUSANDS)                                 PROVISION      RATE       PROVISION       RATE          PROVISION      RATE
------------------------------------------------------------------------------------------------------------------------------------
Federal income taxes based on the statutory rate        $19,846       35.0%      $(18,262)      (35.0)%        $(22,378)     (35.0)%
Tax-exempt interest and dividend income                    (485)      (0.8)           (62)       (0.1)               (3)        --
State taxes, net of federal benefit                         184        0.3            217         0.4               358        0.6
Other, net                                                 (470)      (0.9)          (380)       (0.7)             (185)      (0.3)
------------------------------------------------------------------------------------------------------------------------------------
Total income taxes                                      $19,075       33.6%      $(18,487)      (35.4)%        $(22,208)     (34.7)%
====================================================================================================================================

                                                                        -- 13 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of American Enterprise Life's deferred income tax assets and liabilities as of December 31 are as follows:

(THOUSANDS)                                                                                             2002          2001
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                                                                   $ 64,080      $ 48,048
   Net unrealized losses on Available-for-Sale securities                                              10,688            --
   Investments, other                                                                                   3,252         3,154
   Other                                                                                                  412         6,049
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax assets                                                                       78,432        57,251
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax liabilities:
   Deferred policy acquisition costs                                                                   90,050        73,243
   Net unrealized gains on Available-for-Sale securities                                                   --         1,616
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                                                  90,050        74,859
---------------------------------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                                                  $(11,618)     $(17,608)
===========================================================================================================================

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

5. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $99.1 million and $101.5 million as of December 31, 2003 and 2002, respectively. Any dividend distributions in 2003 would require approval by the Indiana Department of Insurance.

Statutory net loss for the years ended December 31 and statutory capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                                                               2003          2002           2001
---------------------------------------------------------------------------------------------------------------------------
Statutory net gain (loss)                                                             $  6,483       $(85,113)     $(81,461)
Statutory capital and surplus                                                          495,816        493,339       303,501
---------------------------------------------------------------------------------------------------------------------------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The State of Indiana adopted the provisions of the revised manual without modification. The revised manual changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that American Enterprise Life uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $44.8 million to American Enterprise Life's statutory-basis capital and surplus as of January 1, 2001.

6. RELATED PARTY TRANSACTIONS

American Enterprise Life has no employees. Charges by IDS Life for the use of joint facilities, technology support, marketing services and other services aggregated $56.3 million, $44.5 million, and $34.7 million for the years ended December 31, 2003, 2002 and 2001, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003 and, as discussed in the "Separate account business" section of Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide fund management services other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. During the fourth quarter of 2003, $138 thousand was received by American Enterprise Life under this arrangement.

American Enterprise Life has entered into interest rate swaps and interest rate floors with IDS Life. See Note 8 for more details.

Included in other liabilities at December 31, 2003 and 2002 is $2.4 million and $1.5 million, respectively, payable to IDS Life for federal income taxes.

                                    -- 14 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50.0 million. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2003 or 2002.

8. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

At December 31, 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

Reinsurance contracts do not relieve American Enterprise Life from its primary obligation to policyholders.

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

9. DERIVATIVE FINANCIAL INSTRUMENTS

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. American Enterprise Life is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. American Enterprise Life monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of American Enterprise Life's counterparties are rated A or better by Moody's and Standard & Poor's.

American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($42.7 million) and ($72.5 million) at December 31, 2003 and 2002, respectively, and are included in Other liabilities. The interest rate floors had carrying amounts of $6.1 million and $15.9 million at December 31, 2003 and 2002, respectively, and are included in Other assets. The interest rate caps had carrying amounts of $nil and $8 thousand as of December 31, 2003 and 2002, respectively, and are included in Other assets. American Enterprise Life incurred ($11.6 million) and ($56.8 million) in derivative losses in 2003 and 2002, respectively, which are included in Other operating expenses. The decrease in derivative losses in 2003 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

                                    -- 15 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

American Enterprise Life discloses fair value information for financial instruments for which it is practicable to estimate that value. The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2003 and 2002 and require management judgment. These figures may not be indicative of their future fair values. Fair value of life insurance obligations, receivables and all non-financial instruments, such as DAC, are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented.

                                                                 2003                          2002
                                                       CARRYING       FAIR            CARRYING        FAIR
(THOUSANDS)                                             AMOUNT        VALUE            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Fixed maturities                                     $6,650,906    $6,650,906        $5,288,855    $5,288,855
Common stocks                                        $        6    $        6        $       --    $       --
Mortgage loans on real estate                        $  534,812    $  585,295        $  587,535    $  656,200
Derivatives                                          $    6,072    $    6,072        $   15,852    $   15,852
Cash and cash equivalents                            $    9,065    $    9,065        $1,118,692    $1,118,692
Separate account assets                              $1,108,160    $1,108,160        $  694,771    $  694,771
-------------------------------------------------------------------------------------------------------------

FINANCIAL LIABILITIES
Future policy benefits for fixed annuities             $6,623,247  $6,385,595        $5,388,765    $5,256,677
Derivatives                                            $   42,904  $   42,904        $   73,058    $   73,058
Separate account liabilities                           $1,107,211  $1,064,419        $  694,248    $  671,315
-------------------------------------------------------------------------------------------------------------

At December 31, 2003 and 2002, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $22.1 million and $23.2 million, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2003 and 2002. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2003 and 2002.

At December 31, 2003 and 2002, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $0.9 million and $0.5 million, respectively.

                                    -- 16 --

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts                              p.  3

Rating Agencies                                          p.  4

Principal Underwriter                                    p.  4

Independent Auditors                                     p.  4

Condensed Financial Information (Unaudited)              p.  5

Financial Statements


               WELLS FARGO ADVANTAGE VARIABLE ANNUITY-- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437



44223 H (4/04)

PROSPECTUS


APRIL 30, 2004


WELLS FARGO

ADVANTAGE(R) BUILDER VARIABLE ANNUITY

FOR CONTRACTS PURCHASED IN THE STATE OF OREGON THE NAME OF THE PRODUCT IS CHANGED TO: ADVANTAGE BUILDER VARIABLE ANNUITY.

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)
           829 AXP Financial Center
           Minneapolis, MN 55474

           Telephone: (800) 333-3437
           (Home Office)
           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT


This prospectus contains information that you should know before investing. Prospectuses are also available for:
-  American Express(R) Variable Portfolio Funds
-  AIM Variable Insurance Funds
-  The Dreyfus Socially Responsible Growth Fund, Inc.
-  Fidelity(R) Variable Insurance Products - Service Class 2
-  Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2
-  Goldman Sachs Variable Insurance Trust (VIT)
-  MFS(R) Variable Insurance Trust(SM)
-  Oppenheimer Variable Account Funds
-  Putnam Variable Trust
-  Class IB Shares
-  Wells Fargo Variable Trust Funds

Please read the prospectuses carefully and keep them for future reference.


The contract provides for purchase payment credits which we may reverse up to the maximum withdrawal charge under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits.") Expense charges from contracts with purchase payment credits may be higher than charges for contracts without such credits. The amount of the credit may be more than offset by additional fees and charges associated with the credit.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


American Enterprise Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                                      3
THE CONTRACT IN BRIEF                                                          4
EXPENSE SUMMARY                                                                7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                   11
FINANCIAL STATEMENTS                                                          16
THE VARIABLE ACCOUNT AND THE FUNDS                                            17
THE GUARANTEE PERIOD ACCOUNTS (GPAS)                                          23
THE ONE-YEAR FIXED ACCOUNT                                                    25
BUYING YOUR CONTRACT                                                          26
CHARGES                                                                       29
VALUING YOUR INVESTMENT                                                       33
MAKING THE MOST OF YOUR CONTRACT                                              35
WITHDRAWALS                                                                   39
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                          39
CHANGING OWNERSHIP                                                            40
BENEFITS IN CASE OF DEATH                                                     40
OPTIONAL BENEFITS                                                             44
THE ANNUITY PAYOUT PERIOD                                                     52
TAXES                                                                         54
VOTING RIGHTS                                                                 56
SUBSTITUTION OF INVESTMENTS                                                   57
ABOUT THE SERVICE PROVIDERS                                                   57
ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE                         59
ADDITIONAL INFORMATION                                                        66
EXPERTS                                                                       66
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
  FINANCIAL INFORMATION                                                       67
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION                                         83


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "American Enterprise Life" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.


CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.


CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized seperate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for Guarantee Periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. Withdrawals and transfers from the GPAs done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


-  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code


-  Roth IRAs under Section 408A of the Code

-  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED AND RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use the contract as a qualified annuity to fund a retirement plan that is tax deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. But a qualified annuity has features other than tax deferral that may help you reach your retirement goals. You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. We will not deduct any other charges. (See "Buying Your Contract -- Purchase Payment Credits.") However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 17)

- the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The minimum required investment in each GPA is $1,000. We reserve the right to restrict the amount of any purchase payment allocated to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or one-year fixed account is equal to the minimum interest rate stated in the contract. These accounts may not be available in all states. (p. 23 and p. 25)

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT: Your sales representative will help you complete and submit an application. Applications are subject to acceptance at our home office. You may buy only a nonqualified annuity (by rollover only) or a qualified annuity from your Wells Fargo sales representative without prior approval. Contracts issued through American Express Financial Advisors Inc.
(AEFA) are only available with an eight-year withdrawal charge schedule. You may buy a qualified annuity or a nonqualified annuity through your AEFA sales representative. You can buy another contract with the same underlying funds but with different mortality and expense risk fees and withdrawal charges. For information on this contract, please call us at the telephone number listed on the first page of this prospectus or ask your sales representative. After your initial purchase payment, you have the option of making additional purchase payments in the future. (p. 26)


MINIMUM PURCHASE PAYMENTS

  FOR SYSTEMATIC INVESTMENT PLANS (SIPS)

    $100,000 initial payment for contracts issued through AEFA.
    $50 initial payment for all other contracts.
    $50 for additional payments.


  FOR ALL OTHER PAYMENT PLANS

    $100,000 initial payment for contracts issued through AEFA.
    $5,000 initial payment for all other contracts issued in South Carolina, Texas and Washington.
    $2,000 initial payment for all other contracts issued in all other states. $100 for additional payments.


MAXIMUM TOTAL PURCHASE PAYMENTS*

    $1,000,000.


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


Purchase payments are limited and may not be made after the first contract anniversary for contracts issued in Oregon.


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 36)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 39)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 40)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 40)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 44)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the tax-deferred retirement plan. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 52)

TAXES: Generally, your contract grows tax deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 54)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

CHARGES: We assess certain charges in connection with your contract (p. 29):


-  $30 annual contract administrative charge(1);

- if you select the Benefit Protector(SM) Death Benefit Rider(2) (Benefit Protector), an annual fee of 0.25% of the contract value;

- if you select the Benefit Protector Plus Death Benefit Rider(2) (Benefit Protector Plus), an annual fee of 0.40% of the contract value;

- if you select the Guaranteed Minimum Income Benefit Rider(3) (GMIB), an annual fee (currently 0.70%) based on the GMIB benefit base;

-  withdrawal charge;

- any premium taxes that may be imposed on us by state or local governments (currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a total withdrawal);

-  the operating expenses of the funds in which the subaccounts invest; and

- total variable account expenses (if you make allocations to one or more subaccounts):

                                                     VARIABLE ACCOUNT      TOTAL MORTALITY AND      TOTAL VARIABLE
                                                  ADMINISTRATIVE CHARGE      EXPENSE RISK FEE      ACCOUNT EXPENSE
EIGHT-YEAR WITHDRAWAL CHARGE SCHEDULE:
 Standard Death Benefit                                    0.15%                   1.10%                 1.25%
 Enhanced Death Benefit Rider(2)                           0.15                    1.30                  1.45

SIX-YEAR WITHDRAWAL CHARGE SCHEDULE(4):
 Standard Death Benefit                                    0.15                    1.35                  1.50
 Enhanced Death Benefit Rider(2)                           0.15                    1.55                  1.70


(1) Some states limit the amout of the contract charge allocated to the fixed account.

(2) You may select one of the following: the Enhanced Death Benefit (EDB) Rider, the Benefit Protector or the Benefit Protector Plus. Riders may not be available in all states. The Benefit Protector and the Benefit Protector Plus are only available if you and the annuitant are 75 or younger at contract issue. The EDB is only available if both you and the annuitant are 79 or younger at contract issue.
(3) The GMIB is only available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. Riders may not be available in all states.
(4) The six-year withdrawal charge schedule is not available under contracts issued in Oregon and contracts issued through AEFA.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a six-year or eight-year withdrawal charge schedule at the time of application.

             SIX-YEAR SCHEDULE                             EIGHT-YEAR SCHEDULE
YEARS FROM PURCHASE      WITHDRAWAL CHARGE     YEARS FROM PURCHASE     WITHDRAWAL CHARGE
  PAYMENT RECEIPT            PERCENTAGE          PAYMENT RECEIPT           PERCENTAGE
     1                           8%                1                            8%
     2                           8                 2                            8
     3                           8                 3                            8
     4                           6                 4                            8
     5                           4                 5                            8
     6                           2                 6                            6
     Thereafter                  0                 7                            4
                                                   8                            2
                                                   Thereafter                   0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract had a six-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.32% if the assumed investment rate is 3.5% and 6.82% if the assumed investment rate is 5%. If the original contract had an eight-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.07% if the assumed investment rate is 3.5% and 6.57% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.


THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value)

You can choose the length of your contract's withdrawal charge schedule and the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.



                                                      VARIABLE ACCOUNT             TOTAL MORTALITY AND         TOTAL VARIABLE
                                                   ADMINISTRATIVE CHARGE             EXPENSE RISK FEE          ACCOUNT EXPENSE
EIGHT-YEAR WITHDRAWAL CHARGE SCHEDULE:
 STANDARD DEATH BENEFIT                                     0.15%                           1.10%                   1.25%
 ENHANCED DEATH BENEFIT RIDER                               0.15                            1.30                    1.45

SIX-YEAR WITHDRAWAL CHARGE SCHEDULE:
 STANDARD DEATH BENEFIT                                     0.15                            1.35                    1.50
 ENHANCED DEATH BENEFIT RIDER                               0.15                            1.55                    1.70



OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                      $30
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE                              0.25%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE                    0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE                                         0.70%*
(As a percentage of the GMIB benefit base charged annually on the contract anniversary.)


* This fee apples only if you elect this optional feature.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                               MINIMUM     MAXIMUM
Total expenses before contractual fee waivers and/or expense reimbursements       .76%        2.10%



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                           GROSS TOTAL
                                                                       MANAGEMENT      12b-1    OTHER         ANNUAL
                                                                          FEES          FEES   EXPENSES      EXPENSES
AXP(R) Variable Portfolio
        Blue Chip Advantage Fund                                           .53%         .13%       .14%       .80%(1)
        Capital Resource Fund                                              .64          .13        .08        .85(1)
        Diversified Equity Income Fund                                     .53          .13        .10        .76(1)
        High Yield Bond Fund                                               .62          .13        .08        .83(1)
        NEW DIMENSIONS FUND(R)                                             .62          .13        .07        .82(1)
        Partners Small Cap Value Fund                                      .99          .13        .43       1.55(1)
        Short Duration U.S. Government Fund                                .61          .13        .08        .82(1)
        Small Cap Advantage Fund                                           .81          .13        .25       1.19(1)
AIM V .I.
        AIM V .I. Capital Appreciation Fund, Series I Shares               .61           --        .24        .85(2)
        AIM V .I. Premier Equity Fund, Series I Shares                     .61           --        .24        .85(2)
Dreyfus
        The Dreyfus Socially Responsible Growth Fund, Inc.
           - Initial Share Class                                           .75           --        .09        .84(3)
Fidelity(R) VIP
        Dynamic Capital Appreciation Portfolio Service Class 2             .58          .25       1.27       2.10(4),(5)
        High Income Portfolio Service Class 2                              .58          .25        .12        .95(6)
        Mid Cap Portfolio Service Class 2                                  .58          .25        .12        .95(6)
FTVIPT
        Franklin Income Securities Fund - Class 2                          .48          .25        .03        .76(7),(8)
        Franklin Real Estate Fund - Class 2                                .50          .25        .03        .78(7),(8)
        Franklin Small Cap Fund - Class 2                                  .51          .25        .29       1.05(8),(9)
        Franklin Small Cap Value Securities Fund - Class 2                 .57          .25        .19       1.01(8),(9)
        Mutual Shares Securities Fund - Class 2                            .60          .25        .20       1.05(8)
Goldman Sachs VIT
        CORE(SM) U.S. Equity Fund                                          .70           --        .15        .85(10)
        Mid Cap Value Fund                                                 .80           --        .11        .91(10)
MFS(R)
        Investors Trust Series - Initial Class                             .75           --        .12        .87(11)
        Utilities Series - Initial Class                                   .75           --        .17        .92(11)
Oppenheimer Variable Account Funds
        Global Securities Fund/VA, Service Shares                          .63          .25        .05        .93(3)
        Strategic Bond Fund/VA, Service Shares                             .72          .25        .05       1.02(3)


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                           GROSS TOTAL
                                                                       MANAGEMENT      12b-1    OTHER         ANNUAL
                                                                          FEES          FEES   EXPENSES      EXPENSES
Putnam Variable Trust
        Putnam VT Health Sciences Fund - Class IB Shares                   .70%         .25%       .14%      1.09%(3)
        Putnam VT International Equity Fund - Class IB Shares              .76          .25        .18       1.19(3)
        Putnam VT Vista Fund - Class IB Shares                             .65          .25        .11       1.01(3)

Wells Fargo VT
        Asset Allocation Fund                                              .55          .25        .22       1.02(12)
        Equity Income Fund                                                 .55          .25        .26       1.06(12)
        Equity Value Fund                                                  .55          .25        .40       1.20(12)
        Growth Fund                                                        .55          .25        .33       1.13(12)
        International Equity Fund                                          .75          .25        .59       1.59(12)
        Large Company Growth Fund                                          .55          .25        .26       1.06(12)
        Money Market Fund                                                  .40          .25        .24        .89(12)
        Small Cap Growth Fund                                              .75          .25        .25       1.25(12)
        Total Return Bond Fund                                             .45          .25        .27        .97(12)



We or an affiliate may receive all or part of the 12b-1 fees charged by a fund at the rate disclosed in the table above, and in the fund's prospectus, for distribution services we or an affiliate provide. We may also receive compensation from an adviser, distributor or other affiliate of a fund for administrative services we or an affiliate provide. The rate of compensation we receive from a fund for these services may be based on fund assets attributable to the contract and to other variable insurance products that we and our affiliates issue. Depending on the amount of average daily net assets invested in the fund, the amounts paid may be significant.

(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2003.
(2) Figures shown in the table are for the year ended Dec. 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.
(3) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003.
(4) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. These offsets may be discontinued at any time.
(5) The Fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 1.25%. The expense ratio shown reflects the expense cap in effect at period end. This arrangement can be discontinued by the Fund's manager at any time.
(6) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.
(7)  The Fund administration fee is paid indirectly through the management fee.
(8) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.
(9) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.04)% and 1.01% for FTVIPT Franklin Small Cap Fund - Class 2 and (0.02%) and 0.99% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2.
(10) Each adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Because of assets levels for the period ended Dec. 31, 2003, there were no expense reductions and limitations for the Goldman Sachs VIT CORE(SM) U.S. Equity Fund or the Goldman Sachs VIT Mid Cap Value Fund for the period covered by their annual reports. In no event would the "Other expenses" for the Goldman Sachs VIT CORE(SM) U.S. Equity Fund or the Goldman Sachs VIT Mid Cap Value Fund exceed 0.16% and 0.25%, respectively, of each fund's average daily net assets. Except for the Goldman Sachs VIT Mid Cap Value Fund, the Adviser has contractually agreed to maintain these expenses limitation reductions through June 30, 2005. The expense limitation for the Goldman Sachs VIT Mid Cap Value Fund may be discontinued or modified by the Investment Adviser at its discretion at anytime.
(11) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal 0.91% for Utilities Series.
(12) Other expenses have been adjusted as necessary from amounts incurred during the Funds' most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. The adviser has committed through April 30, 2005 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements "Gross total annual expenses" would be 1.00% for Wells Fargo VT Asset Allocation Fund, 1.00% for Wells Fargo VT Equity Income Fund, 1.00% for Wells Fargo VT Equity Value Fund, 1.00% for Wells Fargo VT Growth Fund, 1.00% for Wells Fargo VT International Equity Fund, 1.00% for Well Fargo VT Large Company Growth Fund, 0.75% for Wells Fargo VT Money Market Fund, 1.20% for Wells Fargo VT Small Cap Growth Fund and 0.90% for Wells Fargo VT Total Return Bond Fund.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select both the optional Enhanced Death Benefit and GMIB. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                        IF YOU WITHDRAW YOUR CONTRACT
                                                  AT THE END OF THE APPLICABLE TIME PERIOD:
                                                  1 YEAR      3 YEARS    5 YEARS    10 YEARS
With an eight-year withdrawal charge schedule   $ 1,313.85  $ 2,370.42  $ 3,235.58 $ 5,369.68
With a six-year withdrawal charge schedule        1,339.47    2,444.71    2,954.93   5,584.55

                                                  IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                                 AT THE END OF THE APPLICABLE TIME PERIOD:
                                                 1 YEAR    3 YEARS     5 YEARS    10 YEARS
With an eight-year withdrawal charge schedule   $ 513.85  $ 1,570.42 $ 2,435.58  $ 5,369.68
With a six-year withdrawal charge schedule        539.47    1,644.71   2,554.93    5,584.55


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the Standard Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                       IF YOU WITHDRAW YOUR CONTRACT
                                                  AT THE END OF THE APPLICABLE TIME PERIOD:
                                                   1 YEAR      3 YEARS    5 YEARS    10 YEARS
With an eight-year withdrawal charge schedule    $ 1,009.00  $ 1,445.42 $ 1,907.60  $ 2,386.02
With a six-year withdrawal charge schedule         1,034.62    1,522.71   1,637.05    2,647.19

                                                  IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                                 AT THE END OF THE APPLICABLE TIME PERIOD:
                                                1 YEAR    3 YEARS     5 YEARS     10 YEARS
With an eight-year withdrawal charge schedule   $ 209.00  $ 645.42  $ 1,107.60  $ 2,386.02
With a six-year withdrawal charge schedule        234.62    722.71    1,237.05    2,647.19



* In these examples, the $30 contract administrative charge is approximated as a .029% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                             2003       2002       2001       2000       1999
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT PBCA1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND) (11/9/1999)
Accumulation unit value at beginning of period                                $   0.60   $   0.79   $   0.96   $   1.09   $   1.00
Accumulation unit value at end of period                                      $   0.76   $   0.60   $   0.79   $   0.96   $   1.09
Number of accumulation units outstanding at end of period (000 omitted)            908        964        943        200         --

SUBACCOUNT WCAR6 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                $   0.52   $   0.67   $   0.83   $   1.00         --
Accumulation unit value at end of period                                      $   0.66   $   0.52   $   0.67   $   0.83         --
Number of accumulation units outstanding at end of period (000 omitted)            172        141        217        104         --

SUBACCOUNT PDEI1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (11/9/1999)
Accumulation unit value at beginning of period                                $   0.81   $   1.01   $   1.00   $   1.02   $   1.00
Accumulation unit value at end of period                                      $   1.12   $   0.81   $   1.01   $   1.00   $   1.02
Number of accumulation units outstanding at end of period (000 omitted)            861        536        342        244         --

SUBACCOUNT PEXI1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND) (11/9/1999)

Accumulation unit value at beginning of period                                $   0.88   $   0.96   $   0.92   $   1.03   $   1.00
Accumulation unit value at end of period                                      $   1.09   $   0.88   $   0.96   $   0.92   $   1.03
Number of accumulation units outstanding at end of period (000 omitted)          1,212      1,027        821        278         --

SUBACCOUNT PNDM1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (11/9/1999)
Accumulation unit value at beginning of period                                $   0.66   $   0.85   $   1.03   $   1.15   $   1.00
Accumulation unit value at end of period                                      $   0.81   $   0.66   $   0.85   $   1.03   $   1.15
Number of accumulation units outstanding at end of period (000 omitted)          3,960      4,063      3,478      1,937         --

SUBACCOUNT WSVA6 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (5/1/2002)
Accumulation unit value at beginning of period                                $   0.79   $   1.00         --         --         --
Accumulation unit value at end of period                                      $   1.08   $   0.79         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)            180         28         --         --         --

SUBACCOUNT WFDI6 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (3/3/2000)
Accumulation unit value at beginning of period                                $   1.17   $   1.12   $   1.06   $   1.00         --
Accumulation unit value at end of period                                      $   1.17   $   1.17   $   1.12   $   1.06         --
Number of accumulation units outstanding at end of period (000 omitted)          2,508      2,657        859        183         --

SUBACCOUNT PSCA1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND) (11/9/1999)
Accumulation unit value at beginning of period                                $   0.87   $   1.06   $   1.14   $   1.11   $   1.00
Accumulation unit value at end of period                                      $   1.26   $   0.87   $   1.06   $   1.14   $   1.11
Number of accumulation units outstanding at end of period (000 omitted)            419        366        276         85         --

SUBACCOUNT PCAP1 (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES) (11/9/1999)
Accumulation unit value at beginning of period                                $   0.63   $   0.84   $   1.11   $   1.26   $   1.00
Accumulation unit value at end of period                                      $   0.80   $   0.63   $   0.84   $   1.11   $   1.26
Number of accumulation units outstanding at end of period (000 omitted)          3,393      3,148      3,345      1,103         --

SUBACCOUNT PVAL1 (INVESTING IN SHARES OF AIM V.I. PREMIER EQUITY FUND, SERIES I SHARES) (11/9/1999)
Accumulation unit value at beginning of period                                $   0.56   $   0.81   $   0.94   $   1.11   $   1.00
Accumulation unit value at end of period                                      $   0.69   $   0.56   $   0.81   $   0.94   $   1.11
Number of accumulation units outstanding at end of period (000 omitted)          9,036      9,970     10,352      4,769         --

SUBACCOUNT WSRG6 (INVESTING IN SHARES OF THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - INITIAL SHARE CLASS) (3/3/2000)
Accumulation unit value at beginning of period                                $   0.48   $   0.69   $   0.90   $   1.00         --
Accumulation unit value at end of period                                      $   0.60   $   0.48   $   0.69   $   0.90         --
Number of accumulation units outstanding at end of period (000 omitted)            735        715      1,143        471         --


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                             2003       2002       2001       2000       1999
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WDYC6 (INVESTING IN SHARES OF FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO SERVICE CLASS 2) (5/1/2001)
Accumulation unit value at beginning of period                                $   0.87   $   0.95   $   1.00         --         --
Accumulation unit value at end of period                                      $   1.07   $   0.87   $   0.95         --         --
Number of accumulation units outstanding at end of period (000 omitted)            535        305        207         --         --

SUBACCOUNT WHIP6 (INVESTING IN SHARES OF FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS 2) (5/1/2001)
Accumulation unit value at beginning of period                                $   0.93   $   0.91   $   1.00         --         --
Accumulation unit value at end of period                                      $   1.17   $   0.93   $   0.91         --         --
Number of accumulation units outstanding at end of period (000 omitted)            316        317        178         --         --

SUBACCOUNT WMDC6 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (5/1/2001)
Accumulation unit value at beginning of period                                $   0.95   $   1.06   $   1.00         --         --
Accumulation unit value at end of period                                      $   1.29   $   0.95   $   1.06         --         --
Number of accumulation units outstanding at end of period (000 omitted)          2,428      1,445        522         --         --

SUBACCOUNT WISE6 (INVESTING IN SHARES OF FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                $   1.13   $   1.15   $   1.16   $   1.00         --
Accumulation unit value at end of period                                      $   1.47   $   1.13   $   1.15   $   1.16         --
Number of accumulation units outstanding at end of period (000 omitted)          2,063      1,728      1,020        153         --

SUBACCOUNT WRES6 (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                $   1.43   $   1.42   $   1.34   $   1.00         --
Accumulation unit value at end of period                                      $   1.92   $   1.43   $   1.42   $   1.34         --
Number of accumulation units outstanding at end of period (000 omitted)          1,000      1,015        488        144         --

SUBACCOUNT PSMC1 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2) (11/9/1999)
Accumulation unit value at beginning of period                                $   0.71   $   1.01   $   1.21   $   1.43   $   1.00
Accumulation unit value at end of period                                      $   0.96   $   0.71   $   1.01   $   1.21   $   1.43
Number of accumulation units outstanding at end of period (000 omitted)          4,918      4,574      2,844        855         --

SUBACCOUNT PVAS1 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2) (11/9/1999)
Accumulation unit value at beginning of period                                $   1.30   $   1.45   $   1.29   $   1.04   $   1.00
Accumulation unit value at end of period                                      $   1.69   $   1.30   $   1.45   $   1.29   $   1.04
Number of accumulation units outstanding at end of period (000 omitted)            219         47          2         --         --

SUBACCOUNT WMSS6 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                $   1.08   $   1.24   $   1.18   $   1.00         --
Accumulation unit value at end of period                                      $   1.34   $   1.08   $   1.24   $   1.18         --
Number of accumulation units outstanding at end of period (000 omitted)          2,050      1,377        646         36         --

SUBACCOUNT WUSE6 (INVESTING IN SHARES OF GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND) (3/3/2000)
Accumulation unit value at beginning of period                                $   0.62   $   0.80   $   0.92   $   1.00         --
Accumulation unit value at end of period                                      $   0.79   $   0.62   $   0.80   $   0.92         --
Number of accumulation units outstanding at end of period (000 omitted)          2,072      2,038      2,083      1,204         --

SUBACCOUNT WMCV6 (INVESTING IN SHARES OF GOLDMAN SACHS VIT MID CAP VALUE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                $   1.48   $   1.57   $   1.42   $   1.00         --
Accumulation unit value at end of period                                      $   1.87   $   1.48   $   1.57   $   1.42         --
Number of accumulation units outstanding at end of period (000 omitted)          1,449      1,458      1,091        414         --

SUBACCOUNT PGIS1 (INVESTING IN SHARES OF MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS) (11/9/1999)
Accumulation unit value at beginning of period                                $   0.67   $   0.86   $   1.04   $   1.05   $   1.00
Accumulation unit value at end of period                                      $   0.81   $   0.67   $   0.86   $   1.04   $   1.05
Number of accumulation units outstanding at end of period (000 omitted)          1,661      1,578      1,377        295         --

SUBACCOUNT PUTS1 (INVESTING IN SHARES OF MFS(R) UTILITIES SERIES - INITIAL CLASS) (11/9/1999)
Accumulation unit value at beginning of period                                $   0.69   $   0.90   $   1.20   $   1.14   $   1.00
Accumulation unit value at end of period                                      $   0.92   $   0.69   $   0.90   $   1.20   $   1.14
Number of accumulation units outstanding at end of period (000 omitted)          1,393      1,631      1,999      1,109         --

SUBACCOUNT WOGS6 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (5/1/2002)
Accumulation unit value at beginning of period                                $   0.77   $   1.00         --         --         --
Accumulation unit value at end of period                                      $   1.09   $   0.77         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)            788        190         --         --         --

SUBACCOUNT WSTB6 (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES) (5/1/2002)
Accumulation unit value at beginning of period                                $   1.03   $   1.00         --         --         --
Accumulation unit value at end of period                                      $   1.19   $   1.03         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)          1,060        212         --         --         --


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                             2003       2002       2001       2000       1999
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WHSC6 (INVESTING IN SHARES OF PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES) (5/1/2002)
Accumulation unit value at beginning of period                                $   0.84   $   1.00         --         --         --
Accumulation unit value at end of period                                      $   0.98   $   0.84         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)             86         52         --         --         --

SUBACCOUNT PIGR1 (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES) (11/9/1999)
Accumulation unit value at beginning of period                                $   0.73   $   0.90   $   1.15   $   1.29   $   1.00
Accumulation unit value at end of period                                      $   0.93   $   0.73   $   0.90   $   1.15   $   1.29
Number of accumulation units outstanding at end of period (000 omitted)          4,797      4,994      4,731      2,474         --

SUBACCOUNT PVIS1 (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB SHARES) (11/9/1999)
Accumulation unit value at beginning of period                                $   0.55   $   0.81   $   1.23   $   1.30   $   1.00
Accumulation unit value at end of period                                      $   0.73   $   0.55   $   0.81   $   1.23   $   1.30
Number of accumulation units outstanding at end of period (000 omitted)          3,087      3,317      4,035      1,798         --

SUBACCOUNT WAAL6 (INVESTING IN SHARES OF WELLS FARGO VT ASSET ALLOCATION FUND) (3/3/2000)
Accumulation unit value at beginning of period                                $   0.79   $   0.91   $   0.99   $   1.00         --
Accumulation unit value at end of period                                      $   0.95   $   0.79   $   0.91   $   0.99         --
Number of accumulation units outstanding at end of period (000 omitted)          7,439      7,879      6,593      3,351         --

SUBACCOUNT WEQI6 (INVESTING IN SHARES OF WELLS FARGO VT EQUITY INCOME FUND) (3/3/2000)
Accumulation unit value at beginning of period                                $   0.84   $   1.06   $   1.13   $   1.00         --
Accumulation unit value at end of period                                      $   1.05   $   0.84   $   1.06   $   1.13         --
Number of accumulation units outstanding at end of period (000 omitted)          3,433      3,711      2,814        765         --

SUBACCOUNT WEQV6 (INVESTING IN SHARES OF WELLS FARGO VT EQUITY VALUE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                $   0.76   $   1.01   $   1.09   $   1.00         --
Accumulation unit value at end of period                                      $   0.94   $   0.76   $   1.01   $   1.09         --
Number of accumulation units outstanding at end of period (000 omitted)            969        993        569         36         --

SUBACCOUNT WGRO6 (INVESTING IN SHARES OF WELLS FARGO VT GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period                                $   0.51   $   0.70   $   0.87   $   1.00         --
Accumulation unit value at end of period                                      $   0.62   $   0.51   $   0.70   $   0.87         --
Number of accumulation units outstanding at end of period (000 omitted)            856        870        908        340         --

SUBACCOUNT WIEQ6 (INVESTING IN SHARES OF WELLS FARGO VT INTERNATIONAL EQUITY FUND) (7/3/2000)
Accumulation unit value at beginning of period                                $   0.56   $   0.74   $   0.89   $   1.00         --
Accumulation unit value at end of period                                      $   0.73   $   0.56   $   0.74   $   0.89         --
Number of accumulation units outstanding at end of period (000 omitted)            757        570        561         88         --

SUBACCOUNT WLCG6 (INVESTING IN SHARES OF WELLS FARGO VT LARGE COMPANY GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period                                $   0.53   $   0.74   $   0.95   $   1.00         --
Accumulation unit value at end of period                                      $   0.66   $   0.53   $   0.74   $   0.95         --
Number of accumulation units outstanding at end of period (000 omitted)         11,837     12,545     12,015      5,711         --

SUBACCOUNT WMMK6 (INVESTING IN SHARES OF WELLS FARGO VT MONEY MARKET FUND*) (3/3/2000)
Accumulation unit value at beginning of period                                $   1.06   $   1.06   $   1.04   $   1.00         --
Accumulation unit value at end of period                                      $   1.06   $   1.06   $   1.06   $   1.04         --
Number of accumulation units outstanding at end of period (000 omitted)          2,790      3,356      4,984      1,717         --

*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR WELLS FARGO VT MONEY MARKET FUND AS OF
 DEC. 31, 2003 RESPECTIVELY. WERE (0.89%) AND (0.88%),

SUBACCOUNT WSCG6 (INVESTING IN SHARES OF WELLS FARGO VT SMALL CAP GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period                                $   0.25   $   0.42   $   0.56   $   1.00         --
Accumulation unit value at end of period                                      $   0.36   $   0.25   $   0.42   $   0.56         --
Number of accumulation units outstanding at end of period (000 omitted)          3,239      3,394      4,983      2,024         --

SUBACCOUNT WCBD6 (INVESTING IN SHARES OF WELLS FARGO VT TOTAL RETURN BOND FUND) (3/3/2000)
Accumulation unit value at beginning of period                                $   1.21   $   1.14   $   1.08   $   1.00         --
Accumulation unit value at end of period                                      $   1.30   $   1.21   $   1.14   $   1.08         --
Number of accumulation units outstanding at end of period (000 omitted)          2,160      2,275      1,545        660         --


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                        2003       2002       2001       2000
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WBCA1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.57   $   0.75   $   0.91   $   1.00
Accumulation unit value at end of period                                                 $   0.71   $   0.57   $   0.75   $   0.91
Number of accumulation units outstanding at end of period (000 omitted)                       377        238        282         81

SUBACCOUNT WCAR1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.51   $   0.67   $   0.83   $   1.00
Accumulation unit value at end of period                                                 $   0.65   $   0.51   $   0.67   $   0.83
Number of accumulation units outstanding at end of period (000 omitted)                        --         --         --         --

SUBACCOUNT WDEI1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.86   $   1.08   $   1.08   $   1.00
Accumulation unit value at end of period                                                 $   1.20   $   0.86   $   1.08   $   1.08
Number of accumulation units outstanding at end of period (000 omitted)                       392        325        144         40

SUBACCOUNT WEXI1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.83   $   0.90   $   0.87   $   1.00
Accumulation unit value at end of period                                                 $   1.02   $   0.83   $   0.90   $   0.87
Number of accumulation units outstanding at end of period (000 omitted)                       325         80         90          8

SUBACCOUNT WNDM1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.54   $   0.70   $   0.86   $   1.00
Accumulation unit value at end of period                                                 $   0.66   $   0.54   $   0.70   $   0.86
Number of accumulation units outstanding at end of period (000 omitted)                       782        529        363        198

SUBACCOUNT WSVA1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (5/1/2002)
Accumulation unit value at beginning of period                                           $   0.79   $   1.00         --         --
Accumulation unit value at end of period                                                 $   1.07   $   0.79         --         --
Number of accumulation units outstanding at end of period (000 omitted)                        72         20         --         --

SUBACCOUNT WFDI1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (3/3/2000)
Accumulation unit value at beginning of period                                           $   1.14   $   1.10   $   1.05   $   1.00
Accumulation unit value at end of period                                                 $   1.14   $   1.14   $   1.10   $   1.05
Number of accumulation units outstanding at end of period (000 omitted)                     1,019        864        413         65

SUBACCOUNT WSCA1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.67   $   0.82   $   0.89   $   1.00
Accumulation unit value at end of period                                                 $   0.97   $   0.67   $   0.82   $   0.89
Number of accumulation units outstanding at end of period (000 omitted)                       399         78         79         39

SUBACCOUNT WCAP1 (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.42   $   0.57   $   0.75   $   1.00
Accumulation unit value at end of period                                                 $   0.54   $   0.42   $   0.57   $   0.75
Number of accumulation units outstanding at end of period (000 omitted)                       647        503        517        208

SUBACCOUNT WVAL1 (INVESTING IN SHARES OF AIM V.I. PREMIER EQUITY FUND, SERIES I SHARES) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.48   $   0.69   $   0.81   $   1.00
Accumulation unit value at end of period                                                 $   0.58   $   0.48   $   0.69   $   0.81
Number of accumulation units outstanding at end of period (000 omitted)                     1,468      1,391      1,830      1,087

SUBACCOUNT WSRG1 (INVESTING IN SHARES OF THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - INITIAL SHARE CLASS) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.48   $   0.68   $   0.90   $   1.00
Accumulation unit value at end of period                                                 $   0.59   $   0.48   $   0.68   $   0.90
Number of accumulation units outstanding at end of period (000 omitted)                       135         71        384        364

SUBACCOUNT WDYC1 (INVESTING IN SHARES OF FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO SERVICE CLASS 2) (5/1/2001)
Accumulation unit value at beginning of period                                           $   0.86   $   0.95   $   1.00         --
Accumulation unit value at end of period                                                 $   1.06   $   0.86   $   0.95         --
Number of accumulation units outstanding at end of period (000 omitted)                        19         --         --         --

SUBACCOUNT WHIP1 (INVESTING IN SHARES OF FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS 2) (5/1/2001)
Accumulation unit value at beginning of period                                           $   0.92   $   0.91   $   1.00         --
Accumulation unit value at end of period                                                 $   1.15   $   0.92   $   0.91         --
Number of accumulation units outstanding at end of period (000 omitted)                       155         59         43         --


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                        2003       2002       2001       2000
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WMDC1 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (5/1/2001)
Accumulation unit value at beginning of period                                           $   0.94   $   1.06   $   1.00         --
Accumulation unit value at end of period                                                 $   1.27   $   0.94   $   1.06         --
Number of accumulation units outstanding at end of period (000 omitted)                       722        290         13         --

SUBACCOUNT WISE1 (INVESTING IN SHARES OF FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.96   $   0.98   $   0.99   $   1.00
Accumulation unit value at end of period                                                 $   1.24   $   0.96   $   0.98   $   0.99
Number of accumulation units outstanding at end of period (000 omitted)                     1,118        777        413        157

SUBACCOUNT WRES1 (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                           $   1.26   $   1.25   $   1.18   $   1.00
Accumulation unit value at end of period                                                 $   1.68   $   1.26   $   1.25   $   1.18
Number of accumulation units outstanding at end of period (000 omitted)                       292        334        125          6

SUBACCOUNT WSMC1 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.35   $   0.50   $   0.60   $   1.00
Accumulation unit value at end of period                                                 $   0.48   $   0.35   $   0.50   $   0.60
Number of accumulation units outstanding at end of period (000 omitted)                     1,273      1,008        617        120

SUBACCOUNT WVAS1 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2) (3/1/2002)
Accumulation unit value at beginning of period                                           $   0.88   $   1.00         --         --
Accumulation unit value at end of period                                                 $   1.14   $   0.88         --         --
Number of accumulation units outstanding at end of period (000 omitted)                        75         11         --         --

SUBACCOUNT WMSS1 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                           $   1.01   $   1.17   $   1.11   $   1.00
Accumulation unit value at end of period                                                 $   1.25   $   1.01   $   1.17   $   1.11
Number of accumulation units outstanding at end of period (000 omitted)                       870        324         24          6

SUBACCOUNT WUSE1 (INVESTING IN SHARES OF GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.61   $   0.79   $   0.91   $   1.00
Accumulation unit value at end of period                                                 $   0.77   $   0.61   $   0.79   $   0.91
Number of accumulation units outstanding at end of period (000 omitted)                       519        391        286        102

SUBACCOUNT WMCV1 (INVESTING IN SHARES OF GOLDMAN SACHS VIT MID CAP VALUE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                           $   1.46   $   1.56   $   1.41   $   1.00
Accumulation unit value at end of period                                                 $   1.84   $   1.46   $   1.56   $   1.41
Number of accumulation units outstanding at end of period (000 omitted)                       550        386        321         60

SUBACCOUNT WGIS1 (INVESTING IN SHARES OF MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.65   $   0.84   $   1.02   $   1.00
Accumulation unit value at end of period                                                 $   0.78   $   0.65   $   0.84   $   1.02
Number of accumulation units outstanding at end of period (000 omitted)                       354        166        151         15

SUBACCOUNT WUTS1 (INVESTING IN SHARES OF MFS(R) UTILITIES SERIES - INITIAL CLASS) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.48   $   0.63   $   0.85   $   1.00
Accumulation unit value at end of period                                                 $   0.64   $   0.48   $   0.63   $   0.85
Number of accumulation units outstanding at end of period (000 omitted)                       684        721        713        171

SUBACCOUNT WOGS1 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (5/1/2002)
Accumulation unit value at beginning of period                                           $   0.77   $   1.00         --         --
Accumulation unit value at end of period                                                 $   1.08   $   0.77         --         --
Number of accumulation units outstanding at end of period (000 omitted)                       136         --         --         --

SUBACCOUNT WSTB1 (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES) (5/1/2002)
Accumulation unit value at beginning of period                                           $   1.03   $   1.00         --         --
Accumulation unit value at end of period                                                 $   1.18   $   1.03         --         --
Number of accumulation units outstanding at end of period (000 omitted)                       137          5         --         --

SUBACCOUNT WHSC1 (INVESTING IN SHARES OF PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES) (5/1/2002)
Accumulation unit value at beginning of period                                           $   0.84   $   1.00         --         --
Accumulation unit value at end of period                                                 $   0.97   $   0.84         --         --
Number of accumulation units outstanding at end of period (000 omitted)                       188         73         --         --

SUBACCOUNT WIGR1 (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.47   $   0.58   $   0.75   $   1.00
Accumulation unit value at end of period                                                 $   0.60   $   0.47   $   0.58   $   0.75
Number of accumulation units outstanding at end of period (000 omitted)                     1,760      1,350      1,244        708


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                        2003       2002       2001       2000
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WVIS1 (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB SHARES) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.33   $   0.48   $   0.73   $   1.00
Accumulation unit value at end of period                                                 $   0.43   $   0.33   $   0.48   $   0.73
Number of accumulation units outstanding at end of period (000 omitted)                     1,270      1,246      1,676        814

SUBACCOUNT WAAL1 (INVESTING IN SHARES OF WELLS FARGO VT ASSET ALLOCATION FUND) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.77   $   0.90   $   0.98   $   1.00
Accumulation unit value at end of period                                                 $   0.92   $   0.77   $   0.90   $   0.98
Number of accumulation units outstanding at end of period (000 omitted)                     2,853      2,230      1,777        480

SUBACCOUNT WEQI1 (INVESTING IN SHARES OF WELLS FARGO VT EQUITY INCOME FUND) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.83   $   1.05   $   1.12   $   1.00
Accumulation unit value at end of period                                                 $   1.03   $   0.83   $   1.05   $   1.12
Number of accumulation units outstanding at end of period (000 omitted)                     1,429        993        522        104

SUBACCOUNT WEQV1 (INVESTING IN SHARES OF WELLS FARGO VT EQUITY VALUE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.75   $   1.00   $   1.09   $   1.00
Accumulation unit value at end of period                                                 $   0.92   $   0.75   $   1.00   $   1.09
Number of accumulation units outstanding at end of period (000 omitted)                       467        336        307        136

SUBACCOUNT WGRO1 (INVESTING IN SHARES OF WELLS FARGO VT GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.50   $   0.69   $   0.87   $   1.00
Accumulation unit value at end of period                                                 $   0.61   $   0.50   $   0.69   $   0.87
Number of accumulation units outstanding at end of period (000 omitted)                       230        152         95         42

SUBACCOUNT WIEQ1 (INVESTING IN SHARES OF WELLS FARGO VT INTERNATIONAL EQUITY FUND) (7/3/2000)
Accumulation unit value at beginning of period                                           $   0.56   $   0.73   $   0.89   $   1.00
Accumulation unit value at end of period                                                 $   0.72   $   0.56   $   0.73   $   0.89
Number of accumulation units outstanding at end of period (000 omitted)                       305        140         62          6

SUBACCOUNT WLCG1 (INVESTING IN SHARES OF WELLS FARGO VT LARGE COMPANY GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.52   $   0.74   $   0.95   $   1.00
Accumulation unit value at end of period                                                 $   0.65   $   0.52   $   0.74   $   0.95
Number of accumulation units outstanding at end of period (000 omitted)                     4,072      3,190      2,622      1,011

SUBACCOUNT WMMK1 (INVESTING IN SHARES OF WELLS FARGO VT MONEY MARKET FUND*) (3/3/2000)
Accumulation unit value at beginning of period                                           $   1.04   $   1.04   $   1.02   $   1.00
Accumulation unit value at end of period                                                 $   1.03   $   1.04   $   1.04   $   1.02
Number of accumulation units outstanding at end of period (000 omitted)                     1,085      1,248      1,117        404

*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR WELLS FARGO VT MONEY MARKET FUND AS OF
 DEC. 31, 2003 WERE (1.35%) AND (1.34%), RESPECTIVELY.

SUBACCOUNT WSCG1 (INVESTING IN SHARES OF WELLS FARGO VT SMALL CAP GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period                                           $   0.25   $   0.41   $   0.56   $   1.00
Accumulation unit value at end of period                                                 $   0.35   $   0.25   $   0.41   $   0.56
Number of accumulation units outstanding at end of period (000 omitted)                     1,396        976        911        445

SUBACCOUNT WCBD1 (INVESTING IN SHARES OF WELLS FARGO VT TOTAL RETURN BOND FUND) (3/3/2000)
Accumulation unit value at beginning of period                                           $   1.18   $   1.12   $   1.06   $   1.00
Accumulation unit value at end of period                                                 $   1.26   $   1.18   $   1.12   $   1.06
Number of accumulation units outstanding at end of period (000 omitted)                       627        579        548         68



FINANCIAL STATEMENTS


You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS


VARIABLE ACCOUNT: The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include financial and distribution considerations that benefit us and/or the selling firm that distributes this contract.

This contract is a "private label" variable annuity. This means that the funds available under the contract include funds sponsored by the distributor (or an affiliate of the distributor). The distributor chooses these funds for us subject to our approval. Purchase payments and contract values invested in Wells Fargo Variable Trust Funds are generally more profitable for the distributor and its affiliates than investments in the other funds available under the contract. In contrast, purchase payments and contract values invested in the AXP(R) Variable Portfolio Funds and the other funds we select that are not affiliated with Wells Fargo Variable Trust Funds generally are more profitable for us and our affiliates. We or one of our affiliates may receive compensation from the funds including, but not limited to, 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds").

A broker dealer affiliate of ours may distribute publicly-traded retail mutual funds that are managed by the same investment manager or adviser as one or more of the underlying funds. Similarly, the same unaffiliated investment manager or adviser may subadvise both publicly-traded retail mutual funds sponsored by one of our affiliates as well as certain portfolios of the AXP(R) Variable Portfolio Funds, which may or may not be available under the contract.

Some of these arrangements or relationships may also influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.

All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                                  INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -     Long-term total return exceeding that of the U.S. stock market.     American Express Financial
Blue Chip Advantage Fund        Under normal market conditions, the Fund invests at least 80% of    Corporation (AEFC)
                                its net assets in blue chip stocks. Blue chip stocks are issued by companies with a market capitalization of at least $1
                                billion, an established management, a history of consistent earnings and a leading position within their respective
                                industries.

AXP(R) Variable Portfolio -     Capital appreciation. Invests primarily in U.S. common stocks       AEFC
Capital Resource Fund           of companies with market capitalization of at least $5 billion.

AXP(R) Variable Portfolio -     High level of current income and, as a secondary goal, steady       AEFC
Diversified Equity              growth of capital. Under normal market conditions, the Fund
Income Fund                     invests at least 80% of its net assets in dividend-paying
                                common and preferred stocks.

AXP(R) Variable Portfolio -     High current income, with capital growth as a secondary             AEFC
High Yield Bond Fund            objective. Under normal market conditions, the Fund invests at least 80% of its net assets in high-yielding, high-risk
                                corporate bonds (junk bonds) issued by U.S. and foreign
                                companies and governments.

AXP(R) Variable Portfolio -     Long-term growth of capital. Invests primarily in common stocks     AEFC
NEW DIMENSIONS FUND(R)          showing potential for significant growth.

AXP(R) Variable Portfolio -     Long-term capital appreciation. Non-diversified mutual fund         AEFC, adviser; Goldman Sachs
Partners Small Cap              that invests primarily in equity securities. Under normal           Asset Management, L.P., Royce &
Value Fund                      market conditions, at least 80% of its net assets will be           Associates, LLC, Donald Smith &
                                invested in companies with market capitalization of less than       Co., Inc., Franklin Portfolio
                                $2 billion, which also includes micro capitalization companies      Associates LLC and Barrow,
                                with market capitalization of less than $400 million, at the        Hanley, Mewhinney & Strauss,
                                time of investment.                                                 Inc., subadvisers.

AXP(R) Variable Portfolio -     A high level of current income and safety of principal              AEFC
Short Duration                  consistent with an investment in U.S. government and
U.S. Government Fund            government agency securities. Under normal market
                                conditions, at least 80% of the Fund's net assets are
                                invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or
                                instrumentalities.

AXP(R) Variable Portfolio -     Long-term capital growth. Under normal market conditions, at        AEFC, adviser; Kenwood Capital
Small Cap Advantage Fund        least 80% of the Fund's net assets are invested in equity           Management LLC, subadviser
                                securities of companies that are often included in the Russell
                                2000(R) Index and/or have market capitalization of up to $2 billion at the time the Fund first invests in them.

AIM V.I. Capital                Growth of capital. Invests principally in common stocks of          A I M Advisors, Inc.
Appreciation Fund,              companies likely to benefit from new or innovative products,
Series I Shares                 services or processes as well as those with above-average
                                growth and excellent prospects for future growth. The Fund may invest up to 25% of its assets in foreign securities.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                                  INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity         Long-term growth of capital with income as a secondary              A I M Advisors, Inc.
Fund, Series I Shares           objective. Invests normally at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities including convertible securities. The fund also may invest in preferred stocks and debt instruments that have prospects for growth of capital. The Fund may invest up to
                                25% of its assets in foreign securities.

The Dreyfus Socially            Capital growth, with current income as a secondary objective.       The Dreyfus Corporation
Responsible Growth              The fund invests, under normal circumstances, at least 80% of
Fund, Inc. -                    its assets in the common stock of companies that Dreyfus
Initial Share Class             believes meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund may also invest in foreign securities.

Fidelity(R) VIP Dynamic         Seeks capital appreciation. Normally invests primarily in           Fidelity Management & Research
Capital Appreciation            common stocks. Invests in domestic and foreign issuers. The         Company (FMR), investment
Portfolio Service Class 2       Fund invests in either growth or value stocks or both.              manager; FMR U.K., FMR Far East,
                                                                                                    Fidelity Investments Japan
                                                                                                    Limited (FIJ) and FMR Co. Inc.
                                                                                                    (FMRC), sub-investment advisers.

Fidelity(R) VIP High Income     Seeks a high level of current income, while also considering        FMR, investment manager; FMR
Portfolio Service Class 2       growth of capital. Normally invests primarily in income-            U.K., FMR Far East,
                                producing debt securities, preferred stocks and convertible         sub-investment advisers.
                                securities, with an emphasis on lower-quality debt securities.
                                May invest in non-income producing securities, including
                                defaulted securities and common stocks. Invests in companies in troubled or uncertain financial condition. The Fund invests in domestic and foreign issuers.

Fidelity(R) VIP Mid Cap         Seeks long-term growth of capital. Normally invests primarily       FMR, investment manager; FMR
Portfolio Service Class 2       in common stocks. Normally invests at least 80% of assets in        U.K., FMR Far East,
                                securities of companies with medium market capitalizations. May     sub-investment advisers.
                                invest in companies with smaller or larger market
                                capitalizations. Invests in domestic and foreign issuers. The
                                Fund invests in growth or value common stocks.

FTVIPT Franklin Income          Seeks to maximize income while maintaining prospects for            Franklin Advisers, Inc.
Securities Fund - Class 2       capital appreciation. The Fund normally invests in debt and equity securities.


FTVIPT Franklin Real            Seeks capital appreciation, with current income as a secondary      Franklin Advisers, Inc.
Estate Fund - Class 2           goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate
                                sector. The Fund invests primarily in real estate investment trusts, with generally medium to small market capitalizations, and in companies that derive at least half of their assets or revenues from the ownership, construction, management, or sale of residential, commercial or industrial real estate.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                                  INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
FUND NAME FTVIPT Franklin       Seeks long-term capital growth. The Fund normally invests at        Franklin Advisers, Inc.
Small Cap Fund - Class 2        least 80% of its net assets in investments of small
                                capitalization companies. For this Fund, small-cap companies are those with market capitalization values not exceeding (i)
                                $1.5 billion or (ii) the highest market capitalization value in the Russell 2000 (R) Index, whichever is greater, at the time of purchase.

FTVIPT Franklin Small Cap       Seeks long-term total return. The Fund normally invests at          Franklin Advisory Services, LLC
Value Securities Fund -         least 80% of its net assets in investments of small
Class 2                         capitalization companies. For this Fund, small-cap companies are those with market cap values not exceeding $2.5 billion, at the time of purchase. The Fund invests in small companies that the Fund's manager believes are undervalued.

FTVIPT Mutual Shares            Seeks capital appreciation, with income as a secondary goal.        Franklin Mutual Advisers, LLC
Securities Fund - Class 2       The Fund normally invests mainly in U.S. equity securities that the Fund's manager believes are available at market prices less than their value based on certain recognized or objective
                                criteria, including undervalued stocks, merger/risk arbitrage securities and distressed companies.

Goldman Sachs VIT               Seeks long-term growth of capital and dividend income. The Fund     Goldman Sachs Asset Management,
CORE(SM) U.S. Equity Fund       invests, under normal circumstances, at least 90% of its total      L.P.
                                assets (not including securities lending collateral and any
CORE(SM) is a service mark      investment of that collateral) measured at time of purchase in
of Goldman, Sachs & Co.         a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S.
                                The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio
                                consisting of companies with average long-term earnings growth expectations and dividend yields.

Goldman Sachs VIT               The Goldman Sachs VIT Mid Cap Value Fund seeks long-term            Goldman Sachs Asset Management,
Mid Cap Value Fund              capital appreciation. The Fund invests, under normal                L.P.
                                circumstances, at least 80% of its net assets plus any
                                borrowing for investment purposes (measured at time of
                                purchase) in a diversified portfolio of equity investments in mid-capitalization issuers within the range of the market
                                capitalization of companies constituting the Russell Midcap
                                Value Index at the time of investments in mid-cap issuers with public stock market capitalization (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell
                                Midcap Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the
                                securities.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                                  INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Trust          Long-term growth of capital with a secondary objective to seek      MFS Investment Management(R)
Series - Initial Class          reasonable current income. Invests primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

MFS(R) Utilities Series -       Capital growth and current income. Invests primarily in equity      MFS Investment Management(R)
Initial Class                   and debt securities of domestic and foreign companies in the utilities industry.

Oppenheimer Global              Long-term capital appreciation. Invests mainly in common stocks     OppenheimerFunds, Inc.
Securities Fund/VA,             of U.S. and foreign issuers that are "growth-type" companies,
Service Shares                  cyclical industries and special situations that are considered to have appreciation possibilities.

Oppenheimer Global              High level of current income principally derived from interest      OppenheimerFunds, Inc.
Bond Fund/VA,                   on debt securities. Invests mainly in three market sectors:
Service Shares                  debt securities of foreign governments and companies, U.S.
                                government securities and lower-rated high yield securities of
                                U.S. and foreign companies.

Putnam VT Health Sciences       Capital appreciation. The fund pursues its goal by investing        Putnam Investment Management,
Fund - Class IB Shares          mainly in growth stocks of companies in the health sciences         LLC
                                industries. Under normal circumstances, the fund invests at least 80% of its net assets in securities of (a) companies that derive at least 50% of their assets, revenues or profits from the pharmaceutical, health care services, applied research and development and medical equipment and supplies industries, or
                                (b) companies we think have the potential for growth as a
                                result of their particular products, technology, patents or other market advantages in the health sciences industries.

Putnam VT International         Capital appreciation. The fund pursues its goal by investing        Putnam Investment Management,
Equity Fund -                   mainly in common stocks of companies outside the United States      LLC
Class IB Shares                 that Putnam Management believes have favorable investment
                                potential. Under normal circumstances, the fund invests at least 80% of the fund's net assets in equity investments.

Putnam VT Vista Fund -          Capital appreciation. The fund pursues its goal by investing        Putnam Investment Management,
Class IB Shares                 mainly in common stocks of U.S. companies with a focus on           LLC
                                growth stocks.

Wells Fargo VT Asset            Long-term total return consistent with reasonable risk. Invests     Wells Fargo Funds Management,
Allocation Fund                 in equity and fixed-income securities in varying proportions,       LLC, adviser; Wells Capital
                                with "neutral" target allocation of 60% equity securities and       Management Incorporated,
                                40% fixed-income securities. The Fund invests its equity            subadviser.
                                portion of assets in common stocks to replicate the S&P 500 (R)
                                Index and its fixed-income portion of assets in U.S. Treasury
                                Bonds to replicate the Lehman Brothers 20+ Treasury Index. The
                                Fund seeks to maintain a 95% or better performance correlation with the respective indexes.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                                  INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo VT Equity           Long-term capital appreciation and above-average dividend           Wells Fargo Funds Management,
Income Fund                     income. Invests in the common stocks of large U.S. companies        LLC, adviser; Wells Capital
                                with strong return potential and above-average dividend income.     Management Incorporated,
                                Investments are principally in securities of companies with a       subadviser.
                                market capitalization of $3 billion or more.

Wells Fargo VT Equity           Long-term capital appreciation and above-average dividend           Wells Fargo Funds Management,
Value Fund                      income. Invests primarily in equity securities that we believe      LLC, adviser; Wells Capital
                                are undervalued in relation to various valuation measures, and      Management Incorporated,
                                that have strong return potential and above-average dividend        subadviser.
                                income. Investments are principally in securities of companies with a market capitalization of $3 billion or more.

Wells Fargo VT                  Long-term capital appreciation. Invests primarily in common         Wells Fargo Funds Management,
Growth Fund                     stocks and other equity securities of companies that we believe     LLC, adviser; Wells Capital
                                have a strong earnings growth trend and that we believe have        Management Incorporated,
                                above-average prospects for future growth and with market           subadviser.
                                capitalization of $3 billion or more.

Wells Fargo VT                  Total return with an emphasis on long-term capital                  Wells Fargo Funds Management,
International Equity Fund       appreciation. Invests principally in equity securities of           LLC, adviser; Wells Capital
                                companies based in developed foreign countries and emerging         Management Incorporated,
                                markets.                                                            subadviser.

Wells Fargo VT Large            Long-term capital appreciation. Invests in the common stocks of     Wells Fargo Funds Management,
Company Growth Fund             large U.S. companies that have superior growth potential.           LLC, adviser; Peregrine Capital
                                Investments are principally in securities of companies with         Management, Inc., subadviser.
                                market capitalizations of $3 billion or more.

Wells Fargo VT Money            Current income, while preserving capital and liquidity. Invests     Wells Fargo Funds Management,
Market Fund                     primarily in high-quality money market instruments.                 LLC, adviser; Wells Capital
                                                                                                    Management Incorporated,
                                                                                                    subadviser.

Wells Fargo VT Small Cap        Long-term capital appreciation. Focus is on companies believed      Wells Fargo Funds Management,
Growth Fund                     to have above-average growth potential or that may be involved      LLC, adviser; Wells Capital
                                in new or innovative products, services and processes. Invests      Management Incorporated,
                                principally in securities of companies with market                  subadviser.
                                capitalizations that are equal to or lower than the company with the largest market capitalization in the Russell 2000
                                Index, which is considered a small capitalization index that is expected to change frequently.

Wells Fargo VT Total            Total return consisting of income and capital appreciation. The     Wells Fargo Funds Management,
Return Bond Fund                fund invests in a broad range of investment grade securities,       LLC, adviser; Wells Capital
                                including U.S. Government obligations, corporate bonds, asset-      Management Incorporated,
                                backed securities and money market instruments. The Fund            subadviser.
                                invests in debt securities that offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

THE GUARANTEE PERIOD ACCOUNTS (GPAS)


The GPAs are not available for contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states. Any reference in this prospectus to the GPAs, and any contract features or benefits associated with the GPAs are deleted for contracts issued in Maryland, Oregon, Pennsylvania and Washington or any other state that does not allow investment in the GPAs.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on contract value currently in a GPA.


The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelp's) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.


The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:



                  IF YOUR GPA RATE IS:                             THE MVA IS:
            Less than the new GPA rate + 0.10%                      Negative
            Equal to the new GPA rate + 0.10%                       Zero
            Greater than the new GPA rate + 0.10%                   Positive


GENERAL EXAMPLES

Assume:


As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals." Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

   EARLY WITHDRAWAL AMOUNT X [(     1 + i      )(TO THE POWER OF n/12) - 1] = MVA
                               ----------------
                                1 + j + .001

   Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.
         j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
         n = number of months remaining in the current Guarantee Period (rounded up).

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

    $1,000 X [(     1.030        )(TO THE POWER OF 84/12) - 1]= -$39.84
               ------------------
                1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

    $1,000 X [(     1.030        )(TO THE POWER OF 84/12) - 1]= $27.61
               ------------------
                1 + .025 + .001

In this example, the MVA is a positive $27.61.


Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 4% if the six-year withdrawal charge schedule applies and 6% if the eight-year withdrawal charge schedule applies. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT


You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").


Interest in the one-year fixed account is not required to be registered with the SEC. However, the MVA interests under the contracts are registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account (but the SEC does review the disclosures in this prospectus on the MVA interests). Disclosures regarding the one-year fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer Policies" for restrictions on transfers involving the one-year fixed account.)

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT

Your sales representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You may buy only a nonqualified annuity (by rollover only) or a qualified annuity from your Wells Fargo sales representative without prior approval. You may buy a qualified annuity or a nonqualified annuity through your AEFA sales representative. You can buy another contract with the same underlying funds but with different mortality and expense risk fees and withdrawal charges. For information on this contract please call us at the telephone number listed on the first page of this prospectus or ask your sales representative.

You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select:

-  the length of the withdrawal charge period (six or eight years)(1);

-  the optional Benefit Protector Death Benefit Rider(2);

-  the optional Benefit Protector Plus Death Benefit Rider(2);

-  the optional Enhanced Death Benefit Rider(2);

-  the optional Guaranteed Minimum Income Benefit Rider(3);

- the one-year fixed account, GPAs and/or subaccounts in which you want to invest(4);

-  how you want to make purchase payments; and - a beneficiary.

(1) The six-year withdrawal charge schedule is not available under contracts issued in Oregon and contracts issued through AEFA.
(2) You may select one of the following: the EDB, the Benefit Protector or the Benefit Protector Plus. Riders may not be available in all states. The Benefit Protector and the Benefit Protector Plus are only available if you and the annuitant are 75 or younger at contract issue. The EDB is only available if both you and the annuitant are 79 or younger at contract issue.
(3) The GMIB is only available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. Riders may not be available in all states.

(4) Some states restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs are not available in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

If your application is complete, we will process it and apply your purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we receive it at our office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.


In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date. For contracts issued in Oregon, purchase payments may not be made after the first contract anniversary.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

THE RETIREMENT DATE


Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, the retirement date must be:

-  no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.


FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, to avoid IRS penalty taxes, the retirement date generally must be:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions by some other IRS approved method, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later.


BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

Purchase payments are limited and may not be made after the first contract anniversary for contracts issued in Oregon.

MINIMUM PURCHASE PAYMENTS
   If paying by SIP:
     $100,000 initial payment for contracts issued through AEFA.
     $50 initial payment for all other contracts. $50 for additional payments.

  If paying by any other method:
     $100,000 initial payment for contracts issued through AEFA.
     $5,000 initial payment for all other contracts issued in South Carolina, Texas and Washington.
     $2,000 initial payment for all other contracts issued in all other states. $100 for additional payments.


 MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

     $1,000,000


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER


Send your check along with your name and contract number to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your sales representative to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

You will generally receive a purchase payment credit with every payment you make to your contract. We apply this credit immediately. We allocate the credit to the fixed accounts and subaccounts in the same proportions as your purchase payment. We apply the credit as a percentage of your net current payment based on the following schedule:

       IF TOTAL NET PAYMENTS* MADE DURING        THEN THE PURCHASE PAYMENT
       THE LIFE OF THE CONTRACT EQUALS...        CREDIT PERCENTAGE EQUALS...
          Less than $10,000                                  1%
          $10,000 to less than 1 million                     2
          $1 million to less than 5 million                  3
          $5 million and over                                4

* Net payments equal total payments less total withdrawals.

If you make any additional payments that cause the contract to become eligible for a higher percentage credit, we will add credits to your prior payments (less total withdrawals). We allocate credits according to the purchase payment allocation on the date we add the credits to the contract.

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

CHARGES

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary, or earlier if the contract is withdrawn. Some states limit the amount of the contract charge allocated to the fixed account. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct this charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the withdrawal charge schedule and death benefits that apply to your contract.


                                         EIGHT-YEAR WITHDRAWAL       SIX-YEAR WITHDRAWAL
                                            CHARGE SCHEDULE            CHARGE SCHEDULE
   Standard death benefit                       1.10%                       1.35%
   Enhanced death benefit rider                 1.30                        1.55



Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it.(1) If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE

We charge an annual fee (currently 0.70%) based on the GMIB benefit base for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. For details on how we calculate the fee, see "Optional Benefits -- Guaranteed Minimum Income Benefit Rider."


WITHDRAWAL CHARGE

If you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if all or part of the withdrawal amount is from purchase payments we received less than six or eight years before the date of withdrawal. You select the withdrawal charge period at the time of your application for the contract*. The withdrawal charge percentages that apply to you are shown in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts -- Market Value Adjustments (MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you selected the eight-year schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 4%. At the beginning of the ninth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

    (a) is 10% of your prior anniversary's contract value, and

    (b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS
                                       30

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                  (ACV - XSF)
      PPW = XSF + ----------- X (PPNPW - XSF)
                   (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.


We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the schedule you selected*:


              SIX-YEAR SCHEDULE*                         EIGHT-YEAR SCHEDULE
YEARS FROM PURCHASE     WITHDRAWAL CHARGE      YEARS FROM PURCHASE    WITHDRAWAL CHARGE
  PAYMENT RECEIPT          PERCENTAGE            PAYMENT RECEIPT          PERCENTAGE
     1                          8%                   1                       8%
     2                          8                    2                       8
     3                          8                    3                       8
     4                          6                    4                       8
     5                          4                    5                       8
     6                          2                    6                       6
     Thereafter                 0                    7                       4
                                                     8                       2
                                                     Thereafter              0


* The six-year withdrawal charge schedule is not available under contracts issued in Oregon and contracts issued through AEFA.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract had a six-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.32% if the assumed investment rate is 3.5% and 6.82% if the assumed investment rate is 5%. If the original contract had an eight-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.07% if the assumed investment rate is 3.5% and 6.57% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.


WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with an eight-year withdrawal charge schedule with this history:


- The contract date is Nov. 1, 2004 with a contract year of Nov. 1 through Oct. 30 and with an anniversary date of Nov. 1 each year; and

-  We received these payments
   -- $10,000 Nov. 1, 2004;
   -- $8,000 Dec. 31, 2010; and
   -- $6,000 Feb. 20, 2012; and

- You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2014 and made no other withdrawals during that contract year; and

-  The prior anniversary Nov. 1, 2013 contract value was $38,488.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL CHARGE    EXPLANATION
     $     0         $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
           0         $10,252.20 is contract earnings in excess of the 10% TFA
                     withdrawal amount withdrawn without withdrawal charge; and
           0         $10,000 Nov. 1, 2004 purchase payment was received nine or more years before withdrawal and is withdrawn without
                     withdrawal charge; and
         640         $8,000 Dec. 31, 2010 purchase payment is in its fourth year from receipt, withdrawn with an 8% withdrawal charge; and
         480         $6,000 Feb. 20,2012 purchase payment is in its third year
                     from receipt withdrawn with an 8% withdrawal charge.
     -------
     $ 1,120


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

-  withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;


- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;


-  contracts settled using an annuity payout plan;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

-  amounts we refund to you during the free look period;* and

-  death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

- Withdrawals you make if you or the annuitant become disabled within the meaning of the Code Section 72(m)(7) after contract issue. The disabled person must also be receiving Social Security disability or state long term disability benefits. The disabled person must be age 70 or younger at the time of withdrawal. You must provide us with a signed letter from the disabled person stating that he or she meets the above criteria, a legible photocopy of Social Security disability or state long term disability benefit payments and the application for such payments.

- Withdrawals you make once a year if you or the annuitant become unemployed at least one year after contract issue, up to the following amounts each year:

   (a) 25% of your prior anniversary's contract value (or $10,000 if greater) if the unemployment condition is met for at least 30 straight days; or

   (b) 50% of your prior anniversary's contract value (or $10,000 if greater) if the unemployment condition is met for at least 180 straight days.

The unemployment condition is met if the unemployed person is currently receiving unemployment compensation from a government unit of the United States, whether federal or state. You must provide us with a signed letter from the unemployed person stating that he or she meets the above criteria with a legible photocopy of the unemployment benefit payments meeting the above criteria with regard to dates.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:


GPAs AND ONE-YEAR FIXED ACCOUNT


We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of a fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs;

-  plus any purchase payment credits allocated to the fixed accounts;

-  plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

-  minus any prorated portion of the contract administrative charge;

-  minus any prorated portion of the Benefit Protector fee (if applicable);

- minus any prorated portion of the Benefit Protector Plus fee (if applicable); and

-  minus any prorated portion of the GMIB fee (if applicable).

SUBACCOUNTS


We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional riders with annual charges (if applicable).


The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-  additional purchase payments you allocate to the subaccounts;

-  any purchase payment credits allocated to the subaccounts;

-  transfers into or out of the subaccounts;

-  partial withdrawals;

-  withdrawal charges;


and a deduction of:


-  a prorated portion of the contract administrative charge;

-  a prorated portion of the Benefit Protector fee (if applicable);

-  a prorated portion of the Benefit Protector Plus fee (if applicable); and/or

-  a prorated portion of the GMIB fee (if applicable).

Accumulation unit values will fluctuate due to:

-  changes in funds' net asset value;

-  dividends distributed to the subaccounts;

-  capital gains or losses of funds;

-  fund operating expenses; and/or

- mortality and expense risk fee and the variable account administrative charge.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                              NUMBER
                                                              AMOUNT               ACCUMULATION              OF UNITS
                                          MONTH              INVESTED               UNIT VALUE               PURCHASED
By investing an equal number
of dollars each month...                   Jan                 $100                    $20                      5.00

                                           Feb                  100                     18                      5.56

you automatically buy                      Mar                  100                     17                      5.88
more units when the
per unit market price is low...  ---->     Apr                  100                     15                      6.67

                                           May                  100                     16                      6.25

                                           Jun                  100                     18                      5.56

                                           Jul                  100                     17                      5.88

and fewer units                            Aug                  100                     19                      5.26
when the per unit
market price is high.            ---->     Sept                 100                     21                      4.76

                                           Oct                  100                     20                      5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.


Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

TIERED DOLLAR-COST AVERAGING (TIERED DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Tiered DCA program. There is no charge for the Tiered DCA program. Under the Tiered DCA program, you can allocate a new purchase payment and any applicable purchase payment credits to one of two special Tiered DCA accounts. We determine which Tiered DCA account you are eligible for as follows:

                                              WE ALLOCATE YOUR NEW PURCHASE PAYMENT
    IF YOUR NET CONTRACT VALUE(1) IS...   AND ANY APPLICABLE PURCHASE PAYMENT CREDIT TO:
            $10,000-$49,999                          Tier 1 DCA account
            $50,000 or more                          Tier 2 DCA account(2)

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

(2) You cannot allocate your new purchase payments and purchase payment credits to a Tier 1 DCA account if you are eligible to participate in a Tier 2 DCA account.

You may only allocate a new purchase payment of at least $1,000 to the Tiered DCA account for which you are eligible. You cannot transfer existing contract values into the Tiered DCA account. Each Tiered DCA account lasts for only six months from the time we receive your first purchase payment. We make monthly transfers of your total Tiered DCA account value into the GPAs, the one-year fixed account and/or subaccount you select over the six-month period. If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

We reserve the right to credit a lower interest rate to each Tiered DCA account if you select the GPAs or the one-year fixed account as part of your Tiered DCA transfers. We credit higher rates on the Tier 2 DCA account than on the Tier 1 DCA account. We will change the interest rate on each Tiered DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Tiered DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six-month period on the balance remaining in your Tiered DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Tiered DCA account into the accounts you selected.

Once you establish a Tiered DCA account you cannot allocate additional purchase payments to a it. However, you may establish another new Tiered DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Tiered DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Tiered DCA account at the beginning of the six-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Tiered DCA account from the beginning. If we receive any of your multiple payments after the six-month period ends, you can either allocate those payments to a new Tiered DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Tiered DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Tiered DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Tiered DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Tiered DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Tiered DCA account balance. We will transfer the remaining balance from your Tiered DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Tiered DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Tiered DCA program at any time. Any modifications will not affect any purchase payments and purchase payment credits that are already in a Tiered DCA account. For more information on the Tiered DCA program, contact your sales representative.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Tiered DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Tiered DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, or the GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of GPAs will be subject to an MVA if done more than 30 days before the end of the Guarantee Period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


We may suspend or modify transfer privileges at any time.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

WE SEEK TO PREVENT MARKET TIMING. DO NOT INVEST IN THE CONTRACT IF YOU ARE A MARKET TIMER. MARKET TIMING IS A PRACTICE OF TRANSFERRING ASSETS AMONG SUBACCOUNTS IN AN EFFORT TO TAKE ADVANTAGE OF SHORT-TERM MARKET MOVEMENTS OR PRICE FLUCTUATIONS. MARKET TIMING CAN IMPACT THE PERFORMANCE OF THE FUNDS AND HARM CONTRACT OWNERS.

Because we try to distinguish market timing from transfers we believe are not harmful to the funds or contract owners, such as periodic asset rebalancing or dollar cost averaging, there is no set number of transfers you can make without being identified as a market timer.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-  requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-  not accepting telephone or electronic transfer requests;

-  requiring a minimum time period between each transfer;

-  not accepting transfer requests of an agent acting under power of attorney;

-  limiting the dollar amount that you may transfer at any one time; or

-  suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we intend to apply the policy described above to all contract owners. We will notify you in writing of our decision to impose any modification, restriction or suspension of your transfers.

In addition, each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing. You should read the prospectuses for the funds for more details.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because the variable account may invest in the funds on an omnibus basis, the funds may not be able to detect and deter market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the funds and harm contract owners.


For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES


- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the fixed account if the interest rate we are then currently crediting to the fixed account is equal to the minimum interest rate stated in the contract.

- It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.


- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the subaccounts or the GPAs will be effective on the valuation date we receive it.


- If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts, and during the annuity payout period we reserve the right to limit the number of subaccounts in which you may invest.


-  Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1  BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals: Contract value or entire account balance

* Failure to provide TIN may result in mandatory tax with holding on the taxable portion of the distribution.


2  BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your sales representative can help you set up automated transfers or partial withdrawals among your subaccounts or fixed accounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:      $100 monthly
                               $250 quarterly, semiannually or annually

3  BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:      $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                     Contract value or entire account balance
Withdrawals:                   $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.


We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.


Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, withdrawal charges or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts and/or the fixed accounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and the one-year fixed account must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

-  payable to you;

-  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   -- the withdrawal amount includes a purchase payment check that has not cleared;

   --  the NYSE is closed, except for normal holiday and weekend closings;

   --  trading on the NYSE is restricted, according to SEC rules;

   -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

 - Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   --  you are at least age 59(1)/(2);

   --  you are disabled as defined in the Code;

   --  you severed employment with the employer who purchased the contract; or

   --  the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").


- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(SM) Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract (see "Optional Benefits").


BENEFITS IN CASE OF DEATH

There are two death benefit options under this contract: the standard death benefit and the Enhanced Death Benefit (EDB) Rider. If either you or the annuitant are 80 or older at contract issue, the standard death benefit will apply. If both you and the annuitant are 79 or younger at contract issue, you can elect either the standard death benefit or the EDB Rider (if it is available in your state) on your application. If you select the GMIB, you must elect the EDB Rider. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under either death benefit, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you select when you purchase the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

STANDARD DEATH BENEFIT

The standard death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows LESS ANY PURCHASE PAYMENT CREDITS ADDED TO THE CONTRACT IN THE LAST 12 MONTHS:

If you or the annuitant were age 80 or older at contract issue, we will pay the beneficiary the greater of:

1. total purchase payments minus adjusted partial withdrawals; or

2. contract value.

If you and the annuitant were age 79 or younger at contract issue, we will pay the beneficiary the greatest of:

1. total purchase payments plus purchase payment credits minus adjusted partial withdrawals;

2. contract value; or

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

   STANDARD DEATH BENEFIT ADJUSTED PARTIAL WITHDRAWALS = PW X DB
                                                         -------
                                                           CV

   PW = the partial withdrawal including any applicable withdrawal charge or MVA.

   DB = the death benefit on the date of (but prior to) the partial withdrawal.

   CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of your (a) current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV if the current contract value is higher. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE ASSUMING YOU AND THE ANNUITANT WERE AGE 79 OR YOUNGER AT CONTRACT ISSUE:


- You purchase the contract with a payment of $20,000 on Jan. 1, 2004. We add a purchase payment credit of $400 to your contract.

- On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000.

- On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

   We calculate the standard death benefit on March 1, 2005 as follows:


      Purchase payments and purchase payment credits minus adjusted partial withdrawals:

            Total purchase payments and purchase payment credits:               $   20,400.00

            minus the standard death benefit adjusted partial withdrawals, calculated as:
             $1,500 X $20,400 =                                                     -1,390.91
             ----------------                                                   -------------
                 $22,000

      for a death benefit of:                                                   $   19,009.09
                                                                                -------------
      Contract value at death:                                                  $   20,500.00
                                                                                =============
      The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:

            MAV immediately preceding the date of death:                        $   24,000.00

            Plus purchase payments and purchase payment credits
            since the prior anniversary:                                                +0.00

            minus the standard death benefit adjusted partial withdrawals, calculated as:
             $1,500 X $24,000 =                                                     -1,636.36
             ----------------                                                   -------------
                 $22,000

      for a death benefit of:                                                   $   22,363.64
                                                                                -------------
   The standard death benefit, calculated as the greatest of
   these three values is the MAV:                                               $   22,363.64
                                                                                =============

ENHANCED DEATH BENEFIT (EDB) RIDER

The EDB Rider is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB Rider does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your sales representative whether or not the EDB Rider is appropriate for your situation.


If this rider is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB Rider to your contract at the time of purchase. Once you select the EDB Rider you may not cancel it. You may not add the EDB Rider if you add either the Benefit Protector or the Benefit Protector Plus to your contract. You must select the EDB Rider if you choose to add the Guaranteed Minimum Income Benefit Rider to your contract.


The EDB Rider provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following less any purchase payment credits added in the last 12 months:

-  the standard death benefit; or

-  the 5% rising floor.


5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

-  the amounts allocated to the subaccounts at issue increased by 5%,

-  plus any subsequent amounts allocated to the subaccounts,

-  minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS = PWT X VAF
                                                            ---------
                                                               SV


      PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge) from the subaccounts.

      VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

      SV  =   value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE


- You purchase the contract with a payment of $20,000 on Jan. 1, 2004 and we add a $400 purchase payment credit to your contract. You allocate $5,100 to the one-year fixed account and $15,300 to the subaccounts.

- On Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $12,000. Total contract value is $17,200.

- On March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $14,000. Total contract value is $19,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $17,800.

   The death benefit on March 1, 2005 is calculated as follows:



      The standard death benefit (which in this case is the MAV)

            MAV on the prior anniversary:                                       $   20,400.00

            plus purchase payments made since that anniversary:                         +0.00

            minus the standard death benefit adjusted partial withdrawal taken since that anniversary, calculated as:
             $1,500 X $20,400  =                                                    -1,585.49
             ----------------                                                   -------------
                 $19,300

      standard death benefit, which is the MAV:                                 $   18,814.51
                                                                                =============
      The 5% rising floor:

            The variable account floor on Jan. 1, 2005, calculated as:
              1.05 X 15,300 =                                                   $   16,065.00

            plus amounts allocated to the subaccounts since that anniversary:           +0.00

            minus the 5% rising floor adjusted partial withdrawal
            from the subaccounts, calculated as:
             $1,500 X $16,065 =                                                     -1,721.25
             ----------------                                                   -------------
                 $14,000

            variable account floor benefit:                                     $   14,343.75

            plus the one-year fixed account value:                                  +5,300.00
                                                                                -------------
      5% rising floor (value of the GPAs, the one-year fixed account and
      the variable account floor):                                              $   19,643.75
                                                                                =============
   EDB Rider, calculated as the greater of the standard death benefit or
   the 5% rising floor:                                                         $   19,643.75



          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

IF YOU DIE BEFORE YOUR RETIREMENT DATE


When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The GMIB and Benefit Protector Plus riders (see "Optional Benefits"), if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan greed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70(1)/(2). If you attained age 70(1)/(2) at the time of death, payouts must begin no later than Dec. 31 of the year following the year of the annuitant's death.

   Your spouse may elect to assume ownership of the contract at any time. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The GMIB and the Benefit Protector Plus riders (see "Optional Benefits"), if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70(1)/(2), the beneficiary may elect to receive payouts from the contract over a five year period. If your death occurs after attaining age 70(1)/(2), we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

   - the beneficiary asks us in writing within 60 days after we receive proof of death; and

   -  payouts begin no later than one year following the year of your death; and

   - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is not available under contracts issued through AEFA. The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Be sure to discuss with your sales representative whether or not the Benefit Protector is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. Generally, you must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the Benefit Protector may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the Benefit Protector Plus or the Enhanced Death Benefit Riders. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary the following less any purchase payment credits added to the contract in the last 12 months:


-  the standard death benefit (see "Benefits in Case of Death"), plus:


- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the standard death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $2,000 purchase payment credit to your contract.

- On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2004 under the standard death benefit equals the contract value less any purchase payment credits added to the contract in the last 12 months, or $103,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

- On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:



   the standard death benefit (contract value):                                 $     110,000

   plus the Benefit Protector benefit which equals 40% of earnings at death (the standard death benefit minus payments not
      previously withdrawn):
      0.40 X ($110,000 - $100,000) =                                                   +4,000
                                                                                -------------
   Total death benefit of:                                                      $     114,000



- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1,2006 equals:



   the standard death benefit (MAV):                                            $     110,000

   plus the Benefit Protector benefit which equals 40% of earnings at death:
      0.40 X ($110,000 - $100,000) =                                                   +4,000
                                                                                -------------
   Total death benefit of:                                                      $     114,000



          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 8% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,340 + $3,160 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as $100,000 -$45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:



   the standard death benefit (MAV adjusted for partial withdrawals):           $      57,619

   plus the Benefit Protector benefit which equals 40% of earnings at death:
      0.40 X ($57,619 - $55,000) =                                                     +1,048
                                                                                -------------
   Total death benefit of:                                                      $      58,667



- On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:



   the standard death benefit (contract value):                                 $     200,000

   plus the Benefit Protector benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old                             +55,000
                                                                                -------------
   Total death benefit of:                                                      $     255,000



- On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $1,000. Your new contract value is now $251,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:



   the standard death benefit (contract value less any purchase payment
      credits added in the last 12 months):                                     $     250,000

   plus the Benefit Protector benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old                             +55,000
                                                                                -------------
   Total death benefit of:                                                      $     305,000



- On July 1, 2014 the contract value remains $251,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:



   the standard death benefit (contract value):                                 $     251,000

   plus the Benefit Protector benefit which equals 40% of earnings at death (the standard death benefit minus payments
      not previously withdrawn):
      0.40 X ($251,000 - $105,000) =                                                  +58,400
                                                                                -------------
   Total death benefit of:                                                      $     309,400


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is not available under contracts issued through AEFA. The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your sales representative whether or not the Benefit Protector Plus is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through a transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector or the Enhanced Death Benefit Riders. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.


The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary the following less any purchase payment credits added to the contract in the last 12 months:


-  the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                         PERCENTAGE IF YOU AND THE ANNUITANT ARE         PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR            UNDER AGE 70 ON THE RIDER EFFECTIVE DATE        70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                  0%                                             0%

Three and Four                              10                                           3.75

Five or more                                20                                            7.5

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows (less any purchase payment credits added to the contract in the last 12 months):

-  the standard death benefit (see "Benefits in Case of Death") PLUS

                         IF YOU AND THE ANNUITANT ARE UNDER              IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR            AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...     OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One                      Zero                                            Zero

Two                      40% X earnings at death (see above)             15% X earnings at death

Three & Four             40% X (earnings at death + 25% initial          15% X (earnings at death + 25% initial
                         purchase payment*)                              purchase payment*)

Five or more             40% X (earnings at death + 50% initial          15% X (earnings at death + 50% initial
                         purchase payment*)                              purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS:

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE OF THE BENEFIT PROTECTOR PLUS


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $2,000 purchase payment credit to your contract.

- On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2004 under the standard death benefit equals the contract value less any purchase payment credits added to the contract in the last 12 months, or $103,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

- On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:



      the standard death benefit (contract value):                              $     110,000

      plus the Benefit Protector Plus benefit which equals 40% of earnings at death (the standard death benefit minus payments not previously withdrawn):
      0.40 X ($110,000 - $100,000) =                                                   +4,000
                                                                                -------------
   Total death benefit of:                                                      $     114,000



- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:



      the standard death benefit (MAV):                                         $     110,000

      plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
      0.40 X ($110,000 - $100,000) =                                                   +4,000

      plus 10% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.10 X $100,000 =                                 +10,000
                                                                                -------------
   Total death benefit of:                                                      $     124,000



- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal, of $50,000 including the applicable 8% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,340 + $3,160 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:



      the standard death benefit (MAV adjusted for partial withdrawals):        $      57,619

      plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
      0.40 X ($57,619 - $55,000) =                                                     +1,048

      plus 10% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.10 X $55,000 =                                   +5,500
                                                                                -------------
   Total death benefit of:                                                      $      64,167



- On Jan. 1, 2007 the contract value falls $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.

- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:



      the standard death benefit (contract value):                              $     200,000

      plus the Benefit Protector Plus benefit which equals
      40% of earnings at death, up to a maximum of
      100% of purchase payments not previously withdrawn
      that are one or more years old                                                  +55,000

      plus 20% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.20 X $55,000 =                                  +11,000
                                                                                -------------
   Total death benefit of:                                                      $     266,000


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

- On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $1,000. Your new contract value is now $251,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:



      the standard death benefit (contract value less any purchase payment
      credits added in the last 12 months):                                     $     250,000

      plus the Benefit Protector Plus benefit which equals
      40% of earnings at death, up to a maximum of
      100% of purchase payments not previously withdrawn that
      are one or more years old                                                       +55,000

      plus 20% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.20 X $55,000 =                                  +11,000
                                                                                -------------
      Total death benefit of:                                                   $     316,000



- On July 1, 2014 the contract value remains $251,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:



      the standard death benefit (contract value):                              $     251,000

      plus the Benefit Protector Plus benefit which equals 40% of earnings at death (the standard death benefit minus payments not previously withdrawn):
      0.40 X ($251,000 - $105,000) =                                                  +58,400

      plus 20% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.20 X $55,000 =                                  +11,000
                                                                                -------------
      Total death benefit of:                                                   $     320,400


IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the standard death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 70 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

-  you must hold the GMIB for 10 years(1),

- the GMIB rider terminates(2) on the contract anniversary after the annuitant's 86th birthday,

- you can only exercise the GMIB within 30 days after a contract anniversary(1),

- the MAV and the 5% rising floor values we use in the GMIB benefit base to calculate annuity payouts under the GMIB are limited after age 81, and

-  there are additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your sales representative.

(1) Unless the annuitant qualifies for a contingent event (see "Charges -- Contingent events").

(2) The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract to satisfy minimum required distributions will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.


If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional annual charge. You must elect the GMIB along with the EDB at the time you purchase your contract and your rider effective date will be the contract issue date.

In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB at the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

INVESTMENT SELECTION UNDER THE GMIB: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in the Wells Fargo VT Money Market Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

EXERCISING THE GMIB:

- you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a ten-year waiting period from the rider effective date. However, there is an exception if at any time the annuitant experiences a "contingent event" (disability, terminal illness, confinement to a nursing home or hospital, or unemployment, see "Charges -- Contingent events" for more details.)

- the annuitant on the date the option is exercised must be between 50 and 86 years old.

- you can only take an annuity payout under one of the following annuity payout plans:

   -- Plan A - Life Annuity -- no refund
   -- Plan B - Life Annuity with ten years certain
   -- Plan D - Joint and last survivor life annuity -- no  refund

-  you may change the annuitant for the payouts.

If you exercise the GMIB under a contingent event, you can take up to 50% of the benefit base in cash. You can use the balance of the benefit base (described below) for annuity payouts calculated using the guaranteed annuity purchase rates under any one of the payout plans listed above as long as the annuitant is between 50 and 86 years old on the retirement date.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and the guaranteed annuity rates as stated in Table B of the contract. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

                            P SUB(t-1) (1 + i) = P SUB(t)
                            -----------------------------
                                         1.05

      P SUB(t-1)  = prior annuity payout

      P SUB(t)    = current annuity payout

      i           = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base (described below) equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.


GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of:

1. total purchase payments and purchase payment credits minus adjusted partial withdrawals;

2. contract value;

3. the MAV at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

Keep in mind that the MAV and the 5% rising floor values are limited after age 81.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments and credits total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

- subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

- subtract each payment and purchase payment credit from the 5% rising floor. We adjust the payments and purchase payment credits allocated to the GPAs and the one-year fixed account for market value. We increase payments and purchase payment credits allocated to the subaccounts by 5% for the number of full contract years they have been in the contract before we subtract them from the 5% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, MAV, the GPAs and the one-year fixed account value of the 5% rising floor as:

                                   PMT X CVG
                                   ---------
                                      ECV

      PMT = each purchase payment made in the five years before you exercise the GMIB.

      CVG = current contract value at the time you exercise the GMIB.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment and purchase payment credit, we calculate the 5% increase of payments and purchase payment credits allocated to the subaccounts as:

                         PMT X (1.05) TO THE POWER OF CY

      CY = the full number of contract years the payment and purchase payment credit have been in the contract.

TERMINATING THE GMIB

- You may terminate the rider within 30 days after the first and fifth rider anniversaries.

-  You may terminate the rider any time after the tenth rider anniversary.

-  The rider will terminate on the date:

      -- you make a full withdrawal from the contract;

      -- a death benefit is payable; or

      -- you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $2,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.


-  There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

 CONTRACT                                                                                  GMIB
ANNIVERSARY            CONTRACT VALUE           MAV            5% RISING FLOOR         BENEFIT BASE
     1                   $ 107,000           $ 107,000            $ 107,100

     2                     125,000             125,000              112,455

     3                     132,000             132,000              118,078

     4                     150,000             150,000              123,982

     5                      85,000             150,000              130,181

     6                     120,000             150,000              136,690

     7                     138,000             150,000              143,524

     8                     152,000             152,000              150,700

     9                     139,000             152,000              158,235

    10                     126,000             152,000              166,147              $ 166,147

    11                     138,000             152,000              174,455                174,455

    12                     147,000             152,000              183,177                183,177

    13                     163,000             163,000              192,336                192,336

    14                     159,000             163,000              201,953                201,953

    15                     215,000             215,000              212,051                215,000

NOTE: The MAV and 5% rising floor values are limited after age 81. Additionally, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:


                                                                             MINIMUM GUARANTEED MONTHLY INCOME

CONTRACT                                                PLAN A -             PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                    GMIB                 LIFE ANNUITY --     LIFE ANNUITY WITH      LAST SURVIVOR LIFE
AT EXERCISE                BENEFIT BASE                NO REFUND        TEN YEARS CERTAIN     ANNUITY -- NO REFUND
   10                 $166,147 (5% rising floor)      $   857.32            $   834.06              $ 686.19

   15                 215,000 (MAV)                     1,268.50              1,210.45                982.55


The payouts above are shown at guaranteed annuity rates of 3% as stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                                                PLAN A -             PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                         LIFE ANNUITY --     LIFE ANNUITY WITH      LAST SURVIVOR LIFE
AT EXERCISE               CONTRACT VALUE               NO REFUND        TEN YEARS CERTAIN     ANNUITY -- NO REFUND
   10                       $ 126,000                 $   650.16           $   632.52               $ 520.38

   15                         215,000                   1,268.50             1,210.45                 982.55


In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

THE GMIB FEE: This fee currently costs 0.70% of the GMIB benefit base annually and it is taken in a lump sum from the contract value on each contract anniversary at the end of each contract year. If the contract is terminated or if annuity payouts begin, we will deduct the fee at that time adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. We can increase the GMIB fee on new contracts up to a maximum of 0.75%. We calculate the fee as follows:

                                  BB + AT - FAV

      BB  = the GMIB benefit base.

      AT = adjusted transfers from the subaccounts to the GPAs and the one-year fixed account made in the six months before the contract anniversary calculated as:

                                    PT X VAT
                                    --------
                                      SVT

      PT = the amount transferred from the subaccounts to the GPAs and the one-year fixed account within six months of the contract anniversary

      VAT = variable account floor on the date of (but prior to) the transfer

      SVT = value of the subaccounts on the date of (but prior to) the transfer FAV = the value of the GPAs and the one-year fixed accounts.

The result of AT - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts.

EXAMPLE


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a purchase payment credit of $2,000 to your contract. You allocate all of your payment and the purchase payment credit to the subaccounts.


-  You make no transfers or partial withdrawals.

CONTRACT                                             GMIB FEE               VALUE ON WHICH WE                GMIB FEE
ANNIVERSARY               CONTRACT VALUE            PERCENTAGE              BASE THE GMIB FEE             CHARGED TO YOU
    1                       $  80,000                  0.70%       5% rising floor = $102,000 X 1.05         $ 749.70
    2                         150,000                  0.70             Contract value = $150,000               1,050
    3                         102,000                  0.70                  MAV = $150,000                     1,050

THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-  the annuity payout plan you select;

-  the annuitant's age and, in most cases, sex;

-  the annuity table in the contract; and

-  the amounts you allocated to the accounts at settlement.


In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.


For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)


Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. If the original contract had a six-year withdrawal charge schedule, the discount rate we use in the calculation will vary between 5.32% and 6.82% depending on the applicable assumed investment rate. If the original contract had an eight-year withdrawal charge schedule, the discount rate we use in the calculation will vary between 5.07% and 6.57% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or

- in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and a designated beneficiary; or

- over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

WITHDRAWALS: If you withdraw part or all of your nonqualified contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59(1)/(2) unless certain exceptions apply.

WITHHOLDING: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

PENALTIES: If you receive amounts from your nonqualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  because of your death;

-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or

-  if it is allocable to an investment before Aug. 14, 1982.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty. You may not collaterally assign or pledge your qualified contracts.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's SPD, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59(1)/(2) and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59(1)/(2) and met the five year holding period.

WITHHOLDING: If you receive directly all or part of the contract value from a TSA, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-  the payout is a minimum distribution required under the Code;

-  the payout is made on account of an eligible hardship; or

-  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  Because of your death,

-  Because you become disabled (as defined in the Code);

- If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- If the distribution is made following severance from employment after you attain age 55 (TSAs only); or

-  To pay certain medical or education expenses (IRAs only).

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59(1)/(2), if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS


As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-  the reserve held in each subaccount for your contract; divided by

-  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-  laws or regulations change;

-  the existing funds become unavailable; or

-  in our judgment, the funds no longer are suitable for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.


We may also:

-  add new subaccounts;

-  combine any two or more subaccounts;

-  make additional subaccounts investing in additional funds;

-  transfer assets to and from the subaccounts or the variable account; and

-  eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


ABOUT THE SERVICE PROVIDERS


PRINCIPAL UNDERWRITER

American Express Financial Advisors, Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through unaffiliated broker-dealers ("selling firms") and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay time-of-sale commissions through AEFA to the selling firms or their affiliated insurance agencies. Some selling firms may elect to receive a lower commission when a purchase payment is made along with a quarterly payment based on contract value for so long as the contract remains in effect. Selling firms may be required to return compensation under certain circumstances. AEFA and other unaffiliated broker dealers may receive commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. Commissions paid to selling firms as a percentage of purchase payments could exceed 9% of total purchase payments depending on various factors which may include how long your contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations we may also pay or provide selling firms with various cash and non-cash promotional incentives including bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

We intend to recoup a portion of the commissions and other distribution expenses we pay through certain fees and charges described in this prospectus including for example the mortality and expense risk charges and withdrawal charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary - Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.

ISSUER

We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our home office is located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is: American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.


STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.


LEGAL PROCEEDINGS

The SEC, the National Association of Securities Dealers, Inc. and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. We have received requests for information and have been contacted by regulatory authorities concerning our practices and are cooperating fully with these inquiries.

We and our affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of our respective business activities. We believe we have meritorious defenses to each of these actions and intend to defend them vigorously. We believe that we are not a party to, nor are any of our properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on our consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE

SELECTED FINANCIAL DATA

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


(THOUSANDS)                                         2003           2002           2001           2000          1999
-----------------------------------------------------------------------------------------------------------------------
Net investment income                            $   372,194   $    292,067   $    271,718   $    299,759   $   322,746
Net gain (loss) on investments                        25,105              3        (89,920)           469         6,565
Other                                                 21,318         18,906         16,245         12,248         8,338
TOTAL REVENUES                                   $   418,617   $    310,976   $    198,043   $    312,476   $   337,649
INCOME (LOSS) BEFORE INCOME TAXES                $    56,704   $    (52,177)  $    (63,936)  $     28,452   $    50,662
NET INCOME (LOSS)                                $    37,629   $    (33,690)  $    (41,728)  $     24,365   $    33,987
TOTAL ASSETS                                     $ 8,735,643   $  8,026,730   $  5,275,681   $  4,652,221   $ 4,603,343



MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS

American Enterprise Life follows accounting principles generally accepted in the United States (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts and universal life-type insurance.

REVENUES

Net investment income increased 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Gross realized gains on sales of securities classified as Available-for-Sale, using the specific identification method, were $65.8 million and $38.2 million for the years ended December 31, 2003 and 2002, respectively. Gross realized losses on sales were ($30.3 million) and ($17.6 million) for the same periods. American Enterprise Life also recognized losses of ($9.3 million) and ($14.5 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003 and 2002, respectively. Realized gains and losses on Available-for-Sale securities are reflected in net realized gain
(loss) on investments. Also included in net realized gain (loss) on investment is ($1.1 million) and ($6.1 million) in loan loss provisions for mortgage loans on real estate for the years ended December 31, 2003 and 2002, respectively.

EXPENSES

Total benefits and expenses decreased slightly from $363.2 million in 2002 to $361.9 million in 2003. The increase in interest credited on investment contracts and universal life-type contracts was offset by a substantial decrease in other insurance and operating expenses as well as a slight decrease in amortization of DAC. Interest credited on investment contracts and universal-type insurance increased 19 percent reflecting higher average levels of fixed annuities in force, partially offset by lower crediting rates as a result of the relatively low interest rate environment.

Other insurance and operating expenses decreased 40 percent, partially reflecting favorable market value changes on interest rate swaps during 2003 compared to unfavorable market value changes in 2002. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed-annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

Amortization of deferred policy acquisition costs (DAC) was 6 percent lower in 2003 than 2002. This reflected a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions. See the DAC and related adjustments discussion below for further information.

The 2003 versus 2002 change in the income tax provision (benefit) reflects pre-tax income of $56.7 million during the year ended December 31, 2003, while during the year ended December 31, 2002, the American Enterprise Life incurred a pre-tax loss of $52.2 million.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

The costs of acquiring new business, including, for example, direct sales commissions, policy issue costs and other related costs have been deferred on the sale of annuity contracts. Deferred policy acquisition costs (DAC) for certain annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. DAC for other annuities are amortized using the interest method.

Amortization of DAC requires the use of certain assumptions including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable annuities. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. This rate is net of asset fees, and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period that such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2003 and 2002 that impacted the DAC balance and expenses.

In the third quarter of 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

In the third quarter of 2002, American Enterprise Life reset its customer asset value growth rate assumptions for variable annuity products to anticipate near-term and long-term growth at an annual rate of 7%. This action resulted in a $4.6 million increase in DAC amortization expense.

American Enterprise Life uses a mean reversion method as a guideline in setting the near-term customer asset value growth rate, also referred to as the mean reversion rate. In periods when market performance results in actual contract value growth at a rate different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. For example, if actual contract value growth during a quarter is less than 7% on an annualized basis, American Enterprise Life would increase the mean reversion rate assumed over the near term to the rate needed to achieve the long-term annualized growth rate of 7% by the end of that period, assuming this long-term view is still appropriate.

DAC of $346.0 million related to annuities was on American Enterprise Life's consolidated balance sheet at December 31, 2003. The DAC balance was $260.6 million at December 31, 2002, and was also related to annuities.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

American Enterprise Life's net loss was $33.7 million in 2002, compared to a net loss of $41.7 million in 2001. Loss before income taxes totaled $52.2 million in 2002, compared with a loss of $63.9 million in 2001. The change primarily reflects the write-down and sale of certain high-yield securities in 2001, as described below. In addition, the significant growth in annuity sales during 2002 drove higher levels of both investment income and interest credited to contractholders. Other operating expenses increased in 2002 due primarily to higher expenses related to interest rate swaps.

REVENUES

Total revenues increased to $311.0 million in 2002, compared with $198.0 million in 2001. The increase is primarily due to a net realized gain on investments of $3 thousand in 2002 compared to a net realized loss on investments of $89.9 million in 2001.

Net investment income, the largest component of revenues, increased 7 percent from the prior year, primarily due to the significant growth in average invested assets in 2002 and to credit related yield adjustments on fixed maturity investments in 2001. Partially offsetting this was the impact of lower average yields in 2002, primarily due to portfolio repositioning, as discussed below.

Contractholder charges increased 8 percent to $6.5 million in 2002, compared with $6.0 million in 2001, due primarily to an increase in variable annuity surrender charges. American Enterprise Life also received mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased to $12.5 million in 2002, compared with $10.2 million in 2001, reflecting an increase in average separate account assets outstanding as favorable sales in 2002 more than offset market depreciation.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

Net realized gains on investments were $3 thousand in 2002, compared to net realized losses on investments of $89.9 million in 2001. Included in the current years' net gains are impairment charges of $15 million from other-than-temporary impairments of fixed maturity investments. The losses in 2001 are comprised of an $18 million net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a $20 million write-down in the second quarter to recognize the impact of higher default assumptions on certain structured investments; a $51 million write-down of lower-rated securities (most of which were sold in 2001) in the second quarter primarily in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and $1 million of other net losses related to the sale and write-down of other investments.

EXPENSES

Total benefits and expenses increased 39 percent to $363.2 million in 2002 compared to $262.0 million in 2001. The largest component of expenses, interest credited on investment contracts, increased 19 percent to $215.9 million in 2002. This increase is primarily due to higher aggregate amounts of fixed annuities inforce driven by the significant increases in sales, partially offset by a decrease in interest crediting rates to annuity contracts due to declining interest rates. The lower level of interest rates also resulted in a significant decrease in the market value of interest rate swaps, which is the primary reason for the significant increase in other operating expenses. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps to protect the margin between interest rates earned on investments and the interest rates credited to annuity contract holders (interest margins). The swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No.
133. If interest rates remain at current levels, the decrease in the value of the interest rate swaps recognized currently will be approximately offset in the future by increases in interest margins. Other operating expenses also include an increase of $5 million due to greater guaranteed minimum death benefits paid this year ($6 million) versus last year ($1 million).

IMPACT OF RECENT MARKET-VOLATILITY ON RESULTS OF OPERATIONS

Various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular, as of December 31, 2003, involve DAC, mortality and expense risk fees and structured investments and guaranteed minimum death benefits (GMDB). The direction and magnitude of the changes in equity markets can increase or decrease DAC expense levels and mortality and expense risk fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolio is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

The variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. To the extent that the GMDB is higher than the current account value at the time of death, American Enterprise Life incurs a benefit cost by policy. For the results through December 31, 2003, GAAP did not prescribe advance recognition of the projected future net costs associated with these guarantees, and accordingly, American Enterprise Life did not record a liability corresponding to these future obligations for death benefits in excess of annuity account value. The amount paid in excess of contract value was expensed when payable. Amounts expensed for the years ended December 31, 2003 and 2002, were $2.9 million and $6.4 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1) with an effective date of January 1, 2004. SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where additional liabilities are established, the recognition of this liability may also impact the valuation and amortization of DAC associated with those insurance or annuity contracts. SOP 03-1 also provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements

Detailed interpretations of SOP 03-1 and related implementation guidance continue to emerge and, accordingly, American Enterprise Life continues to evaluate its impact. Current estimates of applying SOP 03-1 would reduce first quarter 2004 results by approximately $5 million (after-tax).

American Enterprise Life's annuity products all have minimum interest rate guarantees in their fixed accounts. These guarantees range from 1.5% to 4.5%. To the extent the yield on American Enterprise Life's invested asset portfolio declines below its target spread plus the minimum guarantee, American Enterprise Life's profitability would be negatively affected.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation the recognition of impairment within the investment portfolio, deferred policy acquisition costs and liabilities for future policy benefits.

Investment securities valuation

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains and losses recorded in other comprehensive income (loss) within equity, net of income tax provisions (benefits). At December 31, 2003, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $105.4 million. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Fair value is generally based on quoted market prices. As of December 31, 2003, there were $47.3 million in gross unrealized losses that related to $2.4 billion of securities (excluding structured investments), of which only $55 thousand has been in a continuous unrealized loss position for 12 months or more. American Enterprise Life does not believe that the unrealized loss on any individual security at December 31, 2003 represents an other-than-temporary impairment, and American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost.

American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) backed by high-yield bonds, which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or an increase in the near-term default rate. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $1 million based on underlying investments as of December 31, 2003.

The reserve for losses on mortgage loans on real estate is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

Deferred policy acquisition costs

Deferred policy acquisition costs represent the costs of acquiring new business, principally direct sales commissions and other distribution costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining balances. These projections are inherently uncertain because they require management to make assumptions about financial markets and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 or 15 years. Management regularly monitors financial market conditions and compares actual contractholder behavior experience to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

For annuity products, key assumptions underlying these long-term projections include interest rates, equity market performance, mortality rates and the rates at which contractholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about equity market performance drive projected customer asset value growth rates and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC balance would be an increase or decrease of approximately $2 million.

Management monitors other principal DAC assumptions, such as persistency, mortality, interest margin and maintenance expense levels each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Therefore, an assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

Liabilities for future policy benefits

Liabilities for variable universal life insurance and fixed and variable deferred annuities are equal to accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

RISK MANAGEMENT

The sensitivity analysis discussed below estimates the effects of hypothetical sudden and sustained changes in the applicable market conditions of two different types of market risk on the ensuing year's net income, based on year-end positions. The market changes, assumed to occur as of year-end, are a 100 basis point increase in market interest rates and a 10 percent decline in the value of equity securities held in separate accounts. Computations of the prospective effects of the hypothetical interest rate and equity market changes are based on numerous assumptions, including relative levels of market interest rates and equity market prices, as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occur. Furthermore, the computations do not incorporate actions that management could take if the hypothetical market changes took place. As a result, actual net income consequences will differ from those quantified below.

American Enterprise Life primarily invests in fixed maturity securities over a broad range of maturities for the purpose of providing fixed account annuity contractholders with a competitive rate of return on their investments while controlling risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. American Enterprise Life does not invest in securities to generate short-term trading profits.

American Enterprise Life has an investment committee that meets periodically. At these meetings, the committee reviews models projecting different interest rate scenarios, risk/return measures and their impact on profitability of American Enterprise Life. The committee also reviews the distribution of assets in the portfolio by type and credit risk sector. The objective of the committee is to structure the investment portfolio based upon the type and expected behavior of products in the liability portfolio so as to meet contractual obligations and to achieve targeted levels of profitability within defined risk parameters.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

Interest rates credited to annuity contractholders' accounts are generally reset at shorter intervals than the maturity of American Enterprise Life's underlying investments portfolio. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the investment committee's strategy includes the use of derivatives, such as interest rate caps, swaps and floors, for risk management purposes. These derivatives help protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contract owner's fixed accounts. Conversely, in a low interest rate environment, such as that experienced recently, and to the extent the yield on American Enterprise Life's investment portfolio declines below its targeted spread plus the guaranteed minimum interest crediting rates on American Enterprise Life's annuity contracts with fixed accounts, American Enterprise Life's profitability would be negatively affected. This negative impact may be compounded by the fact that many of American Enterprise Life's interest bearing investments are callable or prepayable by the issuer and calls and prepayments are more likely to occur in low interest rate environments. Interest rate derivatives with notional amounts totaling approximately $2 billion were outstanding at December 31, 2003 to hedge interest rate exposure. The entire $2 billion of the notional par relates to interest rate swaps and floors American Enterprise Life has exclusively with IDS Life.

The negative effect on American Enterprise Life's annual pretax net income of a 100 basis point increase in interest rates, which assumes intervals at which interest credited to contractholder's fixed accounts are reset and customer behavior based on the application of proprietary models to the book of business at December 31, 2003, and the impact of any derivatives, would be a decrease of approximately $3.6 million.

The amount of the fee income American Enterprise Life receives is based upon the daily market value of the separate account assets or of the underlying mutual funds. As a result, American Enterprise Life's fee income would be negatively impacted by a decline in the equity markets. Another part of the investment committee's strategy is to use, from time to time, index options to manage the equity market risk related to fee income. These derivatives economically hedge fee income by providing option income when there is a significant decline in the equity markets. American Enterprise Life did not have equity-based derivatives outstanding at December 31, 2003 for this purpose.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity prices would be approximately $1.5 million based on separate account assets as of December 31, 2003.

LIQUIDITY AND CAPITAL RESOURCES

American Enterprise Life's liquidity requirements are generally met by funds provided by annuity considerations, capital contributions, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal and capital contributions received from IDS Life. The primary uses of funds are annuity obligations, commissions and operating expenses and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. No borrowings were outstanding under the line of credit at December 31, 2003. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

At December 31, 2003, investments in Available-for-Sale fixed maturity securities comprised 92 percent of American Enterprise Life's total invested assets and primarily include mortgage and other asset-backed securities, and corporate debt. Approximately 42 percent is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA quality. American Enterprise Life's corporate bonds and obligations comprise a diverse portfolio with the largest concentrations accounting for approximately 47 percent of the portfolio, in the following industries: banking and finance, utilities, communication and media and transportation.

At December 31, 2003 and based on amortized costs, approximately 7 percent of American Enterprise Life's investments in Available-for-Sale fixed maturity securities were below investment grade bonds. These investments may be subject to a higher degree of risk than investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as a recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. American Enterprise Life has identified certain Available-for-Sale fixed maturity securities for which a decline in fair value has been determined to be other-than-temporary, and has written them down to fair value with a charge to net income.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

During 2001, American Enterprise Life placed its rated CDO securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $54 million, into a securitization trust. In return, American Enterprise Life received $7 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $47 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases or decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2003, net unrealized gains on Available-for-Sale fixed maturity securities included $160.8 million (pretax) of gross unrealized gains and $55.4 million (pretax) of gross unrealized losses.

At December 31, 2003, American Enterprise Life had reserves for losses for mortgage loans of $7.4 million.

The economy and other factors have caused insurance companies to go under regulatory supervision. These situations resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. American Enterprise Life established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. American Enterprise Life has also estimated the potential effect of future assessments on American Enterprise Life's financial position and results of operations and has established a reserve for such potential assessments.

The National Association of Insurance Commissioners (NAIC) established risk-based capital (RBC) standards for life insurance companies to determine capital requirements based upon the risks inherent in its operations. These standards require the computation of a RBC amount which is then compared to a company's actual total adjusted statutory capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level RBC is below certain levels. As of December 31, 2003, American Enterprise Life's total adjusted capital was well in excess of the levels requiring regulatory attention. In 2003, any dividends would require the approval of the Insurance Department of the State of Indiana.

FORWARD-LOOKING STATEMENTS

Certain statements in Item 7. of this Form 10-K Annual Report contain forward-looking statements that are subject to risks and uncertainties that could cause results to differ materially from such statements. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "should," "could," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from American Enterprise Life's forward-looking statements include, but are not limited to: fluctuations in external markets, which can affect the amount and types of investment products sold, the market value of its managed assets, fees received based on those assets and the amount of amortization of DAC; potential deterioration in high-yield and other investments, which could result in further losses in American Enterprise Life's investment portfolio; changes in assumptions relating to DAC which also could impact the amount of DAC amortization; the ability to sell certain high-yield investments at expected values and within anticipated timeframes and to maintain its high-yield portfolio at certain levels in the future; the types and value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's major businesses; the adoption of recently issued rules related to the consolidation of variable interest entities, including those involving CDOs that American Enterprise Life may from time-to-time invest in which could affect both American Enterprise Life's balance sheet and results of operations; and outcomes of litigation.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION


INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2003 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street,
N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXPERTS


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2003 and 2002, and for each of the three years in the period ended Dec. 31, 2003, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - Wells Fargo Advantage(R) Builder Variable Annuity as of Dec. 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
----------------------
    Ernst & Young LLP
    Minneapolis, Minnesota
    January 26, 2004

                                     -- 1 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE AMOUNTS)                                                          2003          2002

ASSETS

Investments: (Note 2)
   Available-for-Sale:
      Fixed maturities, at fair value (amortized cost: 2003, $6,545,561; 2002, $5,105,431)         $6,650,906    $5,288,855
      Common stocks, at fair value (cost: 2003, $--; 2002, $--)                                             6            --
   Mortgage loans on real estate                                                                      534,812       587,535
   Other investments                                                                                    6,069         2,381
---------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             7,191,793     5,878,771
Cash and cash equivalents (Note 1)                                                                      9,065     1,118,692
Amounts due from brokers                                                                                  161            --
Other accounts receivable                                                                               3,572         1,584
Accrued investment income                                                                              70,591        56,448
Deferred policy acquisition costs (Note 3)                                                            345,966       260,577
Other assets                                                                                            6,335        15,887
Separate account assets                                                                             1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $8,735,643    $8,026,730
===========================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $6,645,315    $5,411,938
      Universal life-type insurance                                                                        27            16
   Policy claims and other policyholders' funds                                                         3,100         9,050
   Amounts due to brokers                                                                              75,070       985,081
   Deferred income taxes, net                                                                          11,618        17,608
   Other liabilities                                                                                   68,674        82,453
   Separate account liabilities                                                                     1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             7,911,964     7,200,917
Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value per share; 100,000 shares authorized,
     20,000 shares issued and outstanding                                                               3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  177,545       139,916
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                  60,078       104,259
      Net unrealized derivative losses                                                                 (8,816)      (13,234)
---------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income (loss)                                           51,262        91,025
---------------------------------------------------------------------------------------------------------------------------
      Total stockholder's equity                                                                      823,679       825,813
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $8,735,643    $8,026,730
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 2 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
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CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

REVENUES

Net investment income                                                                 $372,194       $292,067      $271,718
Contractholder charges                                                                   7,569          6,454         5,998
Mortality and expense risk fees                                                         13,749         12,452        10,247
Net realized gain (loss) on investments                                                 25,105              3       (89,920)
---------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                      418,617        310,976       198,043
---------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited on investment contracts and universal life-type insurance            257,235        215,918       180,906
Amortization of deferred policy acquisition costs                                       45,605         48,469        45,494
Other insurance and operating expenses                                                  59,073         98,766        35,579
---------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                         361,913        363,153       261,979
Income (loss) before income tax provision (benefit)                                     56,704        (52,177)      (63,936)
Income tax provision (benefit)                                                          19,075        (18,487)      (22,208)
---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 37,629       $(33,690)     $(41,728)
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 3 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                  $    37,629    $   (33,690)  $   (41,728)
Adjustments to reconcile net income (loss) to net cash (used in)
   provided by operating activities:
   Change in accrued investment income                                                 (14,143)       (11,026)        9,519
   Change in other accounts receivable                                                  (1,988)           228          (945)
   Change in deferred policy acquisition costs, net                                    (75,285)       (65,680)      (19,301)
   Change in other assets                                                                9,552         (7,360)       31,411
   Change in policy claims and other policyholders' funds                               (5,950)         6,764        (7,009)
   Deferred income tax provision (benefit)                                              15,420         (3,725)      (34,562)
   Change in other liabilities                                                         (13,779)        17,936         6,553
   Amortization of premium (accretion of discount), net                                 23,699            167          (689)
   Net realized (gain) loss on investments                                             (25,105)            (3)       89,920
   Other, net                                                                            7,730         12,784        (7,796)
---------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by operating activities                              (42,220)       (83,605)       25,373

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                             3,365,402      1,092,923       803,034
   Maturities, sinking fund payments and calls                                         875,785        500,348       379,281
   Purchases                                                                        (5,678,854)    (3,409,718)   (1,446,157)
Other investments:
   Sales                                                                                72,281         64,988        71,110
   Purchases                                                                           (25,287)        (4,391)       (8,513)
Change in amounts due from brokers                                                        (161)        41,705       (40,389)
Change in amounts due to brokers                                                      (910,011)       759,954       200,740
---------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                         (2,300,845)      (954,191)      (40,894)

CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                           1,733,030      2,052,002       779,626
   Surrenders and other benefits                                                      (756,827)      (621,646)     (779,649)
   Interest credited to account balances                                               257,235        215,918       180,906
Capital contribution                                                                        --        250,000        60,000
---------------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                      1,233,438      1,896,274       240,883
   Net (decrease) increase in cash and cash equivalents                             (1,109,627)       858,478       225,362
   Cash and cash equivalents at beginning of year                                    1,118,692        260,214        34,852
---------------------------------------------------------------------------------------------------------------------------
   Cash and cash equivalents at end of year                                        $     9,065    $ 1,118,692   $   260,214
===========================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                               $     3,266    $    12,761   $        --
   Interest on borrowings                                                          $       377    $        --   $        15
---------------------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

                                                                         -- 4 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
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CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED
                                                                                         OTHER
                                                                       ADDITIONAL    COMPREHENSIVE                    TOTAL
                                                           CAPITAL       PAID-IN    INCOME (LOSS),   RETAINED     STOCKHOLDER'S
FOR THE THREE YEARS ENDED DECEMBER 31, 2003 (THOUSANDS)     STOCK        CAPITAL      NET OF TAX     EARNINGS        EQUITY
Balance, January 1, 2001                                   $3,000       $281,872      $(62,097)      $215,334      $438,109
Comprehensive income:
   Net loss                                                    --             --            --        (41,728)      (41,728)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $18,699                     --             --       (34,726)            --       (34,726)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of income
      tax provision of $73,754                                 --             --       136,972             --       136,972
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of $30,811                   --             --       (57,220)            --       (57,220)
   Reclassification adjustment for losses on derivatives
      included in net loss, net of income tax benefit
      of $4,535                                                --             --         8,422             --         8,422
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        11,720
Capital contribution                                           --         60,000            --             --        60,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                                  3,000        341,872        (8,649)       173,606       509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of pretax
      deferred policy acquisition costs of ($23,026) and
      income tax provision of $51,599                          --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      loss, net of income tax provision of $2,471              --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on
      derivatives included in net loss, net of income tax
      benefit of $4,542                                        --             --         8,436             --         8,436
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        65,984
Capital contribution                                           --        250,000            --             --       250,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      Securities arising during the year, net of pretax
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of $9,157            --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of income
      tax benefit of $2,378                                    --             --         4,417             --         4,417
---------------------------------------------------------------------------------------------------------------------------

   Total comprehensive loss                                                                                          (2,134)
Capital contribution                                           --             --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                                 $3,000       $591,872      $ 51,262       $177,545      $823,679
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 5 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

American Enterprise Life Insurance Company (American Enterprise Life) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance and annuity business in 48 states. American Enterprise Life is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. American Enterprise Life also wholly owns American Enterprise REO 1, LLC. This subsidiary holds mortgage loans on real estate and/or real estate investments.

American Enterprise Life's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Variable universal life insurance is offered as well. American Enterprise Life distributes its products primarily through financial institutions and regional and/or independent broker dealers.

American Enterprise Life's fixed annuity contracts guarantee a minimum interest rate during the accumulation period (the time before the annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion, and has adopted a practice whereby any higher current rate is guaranteed for a specified period. Under American Enterprise Life's variable annuity products, the purchaser may choose among general account and separate account investment options. Within the general account, many contracts allow the purchaser to select the number of years a fixed rate will be guaranteed. If a guarantee term longer than one year is chosen, there may be a market value adjustment applied if funds are withdrawn before the end of that term. Separate account options include accounts investing in equities, bonds, managed funds and/or short term securities.

BASIS OF PRESENTATION

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 5). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

NET INVESTMENT INCOME

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

CONTRACTHOLDER AND POLICYHOLDER CHARGES

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance charges, administrative charges and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

NET REALIZED GAIN (LOSS) ON INVESTMENTS

Realized gains and losses are recognized on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

                                      -- 6 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

INVESTMENTS -- FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity securities and marketable equity securities are classified as Available-for-Sale and carried at fair value. Unrealized gains and losses on securities classified as Available-for-Sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in a security's fair value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for fixed maturity securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in net realized gain (loss) on investments within the Consolidated Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections which require a significant degree of management judgment as to default and recovery rates of the underlying investments and, as such, are subject to change. American Enterprise Life's CDO investments are accounted for in accordance with Emerging Issues Task Force (EITF) Issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Net investment income, which primarily consists of interest earned on fixed maturity securities, is generally accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums, discounts and anticipated prepayments on mortgage backed securities.

Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

INVESTMENTS -- MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

CASH AND CASH EQUIVALENTS

American Enterprise Life considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principle DAC assumptions, such as persistency, mortality rate, interest margin and maintenance expense level assumptions each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring process, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can either be positive or negative in any particular period and is reflected in the period in which such changes are made.

                                      -- 7 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


GUARANTEED MINIMUM DEATH BENEFITS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in value of the contract. A large portion of American Enterprise Life's contracts containing a GMDB provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount though not below the amount invested adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Through December 31, 2003, the amount paid in excess of contract value was expensed when payable. Amounts expensed in 2003, 2002 and 2001 were $2.9 million, $6.4 million, and $0.8 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods. See Recently issued accounting standards section herein for a description of Statement of Position 03-1.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates, ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

REINSURANCE

There are no amounts recoverable from reinsurers at December 31, 2003 and 2002.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with that used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by American Enterprise Life is $750,000 on any single life. American Enterprise Life retains all accidental death benefit, and waiver of premium risk.

FEDERAL INCOME TAXES

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

SEPARATE ACCOUNT BUSINESS

The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. Through December 31, 2003, American Enterprise Life received mortality and expense risk fees directly from the separate accounts. During the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager of these proprietary mutual funds. In connection with this change and through an agreement with AEFC, American Enterprise Life receives fund administrative services fees for the fund management services American Enterprise Life provides these proprietary mutual funds.

American Enterprise Life makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, American Enterprise Life guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. American Enterprise Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.

                                      -- 8 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

RECENTLY ISSUED ACCOUNTING STANDARDS

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). American Enterprise Life is currently evaluating its impact, which, among other provisions, requires reserves related to guaranteed minimum death benefits included within the majority of variable annuity contracts offered by American Enterprise Life. SOP 03-1 is required to be adopted on January 1, 2004, and any impact will be recognized in American Enterprise Life's 2004 results of operations.

In November 2003, the FASB ratified a consensus on the disclosure provisions of EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The disclosure provisions of this rule, which are addressed in Note 2, require tabular presentation of certain information regarding investment securities with gross unrealized losses.

In July 2000, the FASB's EITF issued a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." American Enterprise Life adopted the consensus as of January 1, 2001. Issue No. 99-20 prescribed new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects American Enterprise Life's CDO investments. Although there was no significant impact resulting from the adoption of Issue 99-20, American Enterprise Life holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, American Enterprise Life adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which required an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 resulted in a cumulative after-tax reduction to other comprehensive income of $34.7 million. This reduction in other comprehensive income is due to cash flow hedges that existed previous to adopting SFAS No. 133 that no longer qualify or are not designated for hedge accounting treatment under SFAS No. 133. The cumulative impact to earnings was not significant. See Note 9 for further discussion of American Enterprise Life's derivatives and hedging activities.

2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available-for-Sale securities at December 31, 2003 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                        AMORTIZED     UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                               COST           GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate bonds and obligations                                     2,737,449        98,969        (18,067)    2,818,351
   Foreign corporate bonds and obligations                               574,582        23,521         (6,055)      592,048
   U.S. Government agency obligations                                     87,614           741            (19)       88,336
   Structured investments                                                 49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        6,545,561       160,760        (55,415)    6,650,906
   Common stocks                                                              --             6             --             6
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $6,545,561      $160,766       $(55,415)   $6,650,912
===========================================================================================================================

                                                                         -- 9 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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Available-for-Sale securities at December 31, 2002 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                       AMORTIZED      UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                              COST            GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,306,057      $101,719       $   (804)   $3,406,972
   Corporate bonds and obligations                                     1,459,454        89,905        (17,264)    1,532,095
   Foreign corporate bonds and obligations                               278,974        19,078           (663)      297,389
   U.S. Government agency obligations                                      4,928           389             --         5,317
   Structured investments                                                 53,768            --         (9,142)       44,626
   State and municipal obligations                                         2,250           206             --         2,456
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        5,105,431       211,297        (27,873)    5,288,855
   Common stocks                                                              --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $5,105,431      $211,297       $(27,873)   $5,288,855
===========================================================================================================================

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003:

                                              LESS THAN 12 MONTHS           12 MONTHS OR MORE                TOTAL
                                              FAIR     UNREALIZED           FAIR     UNREALIZED        FAIR      UNREALIZED
(THOUSANDS)                                   VALUE      LOSSES             VALUE      LOSSES          VALUE       LOSSES
-----------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES:

Mortgage and other asset-backed securities  $1,411,059   $(22,106)         $   --      $ --          $1,411,059   $(22,106)
Corporate bonds and obligations                797,463    (18,012)          1,438       (55)            798,901    (18,067)
Foreign corporate bonds and obligations        172,213     (6,055)             --        --             172,213     (6,055)
U.S. Government agency obligations                 529        (19)             --        --                 529        (19)
State and municipal obligations                 21,943     (1,062)             --        --              21,943     (1,062)
-----------------------------------------------------------------------------------------------------------------------------
Total                                       $2,403,207   $(47,254)         $1,438      $(55)         $2,404,645   $(47,309)
=============================================================================================================================

NOTE: EXCLUDES STRUCTURED INVESTMENTS THAT ARE ACCOUNTED FOR PURSUANT TO EITF 99-20, AND ARE THEREFORE OUTSIDE THE SCOPE OF EITF 03-1. AT DECEMBER 31, 2003, SUCH INVESTMENTS HAD GROSS UNREALIZED LOSSES OF $8.1 MILLION.

Approximately 204 investment positions were in an unrealized loss position as of December 31, 2003. The gross unrealized losses on these securities are attributable to a number of factors including changes in interest rates and credit spreads and specific credit events associated with individual issuers. As part of its ongoing monitoring process, management has concluded that none of these securities are other-than-temporarily impaired at December 31, 2003. American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost. See Investments -- Fixed maturity and equity securities section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary.

The following is a distribution of Available-for-Sale securities by maturity at December 31, 2003:

                                                                                                  AMORTIZED       FAIR
(THOUSANDS)                                                                                         COST          VALUE
---------------------------------------------------------------------------------------------------------------------------
Due within one year                                                                              $   37,979    $   38,741
Due from one to five years                                                                          883,902       934,536
Due from five to ten years                                                                        2,306,080     2,354,394
Due in more than ten years                                                                          251,154       241,687
Mortgage and other asset-backed securities                                                        3,066,446     3,081,548
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         $6,545,561    $6,650,906
===========================================================================================================================

The timing of actual receipts will differ from contractual maturities because issuers may have the right to call or prepay obligations.

                                                                        -- 10 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 2003, fixed maturity securities comprised approximately 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $132.6 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings are presented using S&P's convention and if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities, at fair value, by rating on December 31, is as follows:

RATING                                                 2003          2002
----------------------------------------------------------------------------
AAA                                                     50%           65%
AA                                                       2             1
A                                                       18            10
BBB                                                     23            19
Below investment grade                                   7             5
----------------------------------------------------------------------------
   Total                                               100%          100%
----------------------------------------------------------------------------

At December 31, 2003, approximately 92% of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                    2003          2002         2001
--------------------------------------------------------------------------------
Sales                                       $3,365,402   $1,092,923   $  803,034
Maturities                                  $  875,785   $  500,348   $  379,281
Purchases                                   $5,678,854   $3,409,718   $1,446,157
================================================================================

Gross realized gains on sales of securities classified as Available-for-Sale securities, using the specific identification method, were approximately $65.8 million, $38.2 million and $17.9 million for the years ended December 31, 2003, 2002 and 2001, respectively. Gross realized losses on sales of Available-for-Sale securities were approximately ($30.3 million), ($17.6 million) and ($72.6 million) for the same periods. American Enterprise Life also recognized losses of approximately ($9.3 million), ($14.5 million) and ($30.1 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003, 2002 and 2001, respectively. The 2001 losses include the effect of the write-down and sale of high-yield securities discussed below.

During 2001, American Enterprise Life recognized pretax losses of $90.2 million to recognize the impact of higher default rate assumptions on certain structured investments, to write down lower-rated securities (most of which were sold in 2001) in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments. Of the total charge of $90.2 million, approximately $83.7 million of these losses are included in net realized losses on investments and $6.5 million are included in net investment income.

Also during 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets) having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based upon the estimated present value of future cash flows. The retained interests are accounted for in accordance with EITF Issue No. 99-20.

The change in net unrealized securities gains (losses) recognized in other comprehensive income includes two components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), and (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities (reclassification for realized gains (losses)). This reclassification has no effect on total comprehensive income or shareholder's equity.

The following table presents these components of other comprehensive income net of tax:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Holding (losses) gains                                                               $(27,174)       $95,827      $136,972
Reclassification for realized securities losses (gains)                               (17,006)        (4,589)      (57,220)
--------------------------------------------------------------------------------------------------------------------------
Increase in net unrealized securities (losses) gains recognized in other
comprehensive income                                                                 $(44,180)       $91,238      $ 79,752
===========================================================================================================================

At December 31, 2003 and 2002, bonds carried at $3.5 million and $3.4 million, respectively, were on deposit with various states as required by law.

                                                                        -- 11 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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Pursuant to the adoption of SFAS No. 133 at January 1, 2001, American Enterprise Life reclassified all held-to-maturity securities with a carrying value of $934.1 million and net unrealized losses of $7.1 million to Available-for-Sale.

MORTGAGE LOANS ON REAL ESTATE

The following is a summary of mortgage loans on real estate at December 31:

(THOUSANDS)                                                                                             2003          2002
---------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $542,174      $598,347
Mortgage loans on real estate reserves                                                                 (7,362)      (10,812)
---------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $534,812      $587,535
===========================================================================================================================

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements.

At December 31, 2003 and 2002, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was $2.8 million and $11.7 million, with a reserve of $1.0 million and $4.7 million, respectively. During 2003 and 2002, the average recorded investment in impaired mortgage loans on real estate was $6.6 million and $9.4 million, respectively. American Enterprise Life recognized $0.2 million, $0.3 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2003, 2002 and 2001, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $10,812        $ 5,067        $5,054
Provision for mortgage loan losses                                                         281          6,079           928
Foreclosures, write-offs and other                                                      (3,731)          (334)         (915)
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 7,362        $10,812        $5,067
===========================================================================================================================

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                            DECEMBER 31, 2003                            DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
REGION                                                     SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
South Atlantic                                           $118,183      $   --                        $145,999           $--
Middle Atlantic                                            75,056          --                          85,680            --
East North Central                                         99,371       1,000                         103,713            --
Mountain                                                   74,347          --                          75,001            --
West North Central                                         88,961          --                          99,790            --
New England                                                25,229          --                          28,360            --
Pacific                                                    24,607          --                          25,759            --
West South Central                                         25,724          --                          26,889            --
East South Central                                         10,696          --                           7,156            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                            DECEMBER 31, 2003                           DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
PROPERTY TYPE                                              SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                 $139,417      $   --                        $159,176           $--
Apartments                                                113,746          --                         132,567            --
Office buildings                                          169,904       1,000                         171,799            --
Industrial buildings                                       60,275          --                          67,776            --
Hotels/motels                                              33,091          --                          35,421            --
Medical buildings                                          18,694          --                          24,476            --
Nursing/retirement homes                                    2,413          --                           2,707            --
Mixed use                                                   4,634          --                           4,425            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2003 and 2002 was not material.

                                                                        -- 12 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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Mortgage loan findings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan.

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $321,420       $239,084      $211,920
Income on mortgage loans on real estate                                                 42,482         47,697        54,723
Other                                                                                   11,600          8,874         6,498
---------------------------------------------------------------------------------------------------------------------------
                                                                                       375,502        295,655       273,141
Less investment expenses                                                                 3,308          3,588         1,423
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $372,194       $292,067      $271,718
===========================================================================================================================

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $26,163        $ 6,068      $(84,770)
Mortgage loans on real estate                                                            3,450         (5,744)       (1,263)
Other                                                                                   (4,508)          (321)       (3,887)
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $25,105        $     3      $(89,920)
===========================================================================================================================

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                            $260,577       $217,923      $198,622
Capitalization of expenses                                                             120,890        114,149        64,795
Amortization                                                                           (45,605)       (48,469)      (45,494)
Change in unrealized investment gains and losses                                        10,104        (23,026)           --
---------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                  $345,966       $260,577      $217,923
===========================================================================================================================

4. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                             $ 3,371       $(15,096)     $ 11,803
   Deferred                                                                             15,420         (3,725)      (34,562)
---------------------------------------------------------------------------------------------------------------------------
                                                                                        18,791        (18,821)      (22,759)
State income taxes-current                                                                 284            334           551
---------------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit)                                                           $19,075       $(18,487)     $(22,208)
===========================================================================================================================

Income tax expense (benefit) differs from that computed by using the federal statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                               2003                       2002                         2001
(DOLLARS IN THOUSANDS)                                 PROVISION      RATE       PROVISION       RATE          PROVISION      RATE
------------------------------------------------------------------------------------------------------------------------------------
Federal income taxes based on the statutory rate        $19,846       35.0%      $(18,262)      (35.0)%        $(22,378)     (35.0)%
Tax-exempt interest and dividend income                    (485)      (0.8)           (62)       (0.1)               (3)        --
State taxes, net of federal benefit                         184        0.3            217         0.4               358        0.6
Other, net                                                 (470)      (0.9)          (380)       (0.7)             (185)      (0.3)
------------------------------------------------------------------------------------------------------------------------------------
Total income taxes                                      $19,075       33.6%      $(18,487)      (35.4)%        $(22,208)     (34.7)%
====================================================================================================================================

                                                                        -- 13 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of American Enterprise Life's deferred income tax assets and liabilities as of December 31 are as follows:

(THOUSANDS)                                                                                             2002          2001
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                                                                   $ 64,080      $ 48,048
   Net unrealized losses on Available-for-Sale securities                                              10,688            --
   Investments, other                                                                                   3,252         3,154
   Other                                                                                                  412         6,049
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax assets                                                                       78,432        57,251
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax liabilities:
   Deferred policy acquisition costs                                                                   90,050        73,243
   Net unrealized gains on Available-for-Sale securities                                                   --         1,616
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                                                  90,050        74,859
---------------------------------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                                                  $(11,618)     $(17,608)
===========================================================================================================================

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

5. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $99.1 million and $101.5 million as of December 31, 2003 and 2002, respectively. Any dividend distributions in 2003 would require approval by the Indiana Department of Insurance.

Statutory net loss for the years ended December 31 and statutory capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                                                               2003          2002           2001
---------------------------------------------------------------------------------------------------------------------------
Statutory net gain (loss)                                                             $  6,483       $(85,113)     $(81,461)
Statutory capital and surplus                                                          495,816        493,339       303,501
---------------------------------------------------------------------------------------------------------------------------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The State of Indiana adopted the provisions of the revised manual without modification. The revised manual changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that American Enterprise Life uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $44.8 million to American Enterprise Life's statutory-basis capital and surplus as of January 1, 2001.

6. RELATED PARTY TRANSACTIONS

American Enterprise Life has no employees. Charges by IDS Life for the use of joint facilities, technology support, marketing services and other services aggregated $56.3 million, $44.5 million, and $34.7 million for the years ended December 31, 2003, 2002 and 2001, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003 and, as discussed in the "Separate account business" section of Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide fund management services other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. During the fourth quarter of 2003, $138 thousand was received by American Enterprise Life under this arrangement.

American Enterprise Life has entered into interest rate swaps and interest rate floors with IDS Life. See Note 8 for more details.

Included in other liabilities at December 31, 2003 and 2002 is $2.4 million and $1.5 million, respectively, payable to IDS Life for federal income taxes.

                                    -- 14 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50.0 million. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2003 or 2002.

8. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

At December 31, 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

Reinsurance contracts do not relieve American Enterprise Life from its primary obligation to policyholders.

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

9. DERIVATIVE FINANCIAL INSTRUMENTS

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. American Enterprise Life is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. American Enterprise Life monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of American Enterprise Life's counterparties are rated A or better by Moody's and Standard & Poor's.

American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($42.7 million) and ($72.5 million) at December 31, 2003 and 2002, respectively, and are included in Other liabilities. The interest rate floors had carrying amounts of $6.1 million and $15.9 million at December 31, 2003 and 2002, respectively, and are included in Other assets. The interest rate caps had carrying amounts of $nil and $8 thousand as of December 31, 2003 and 2002, respectively, and are included in Other assets. American Enterprise Life incurred ($11.6 million) and ($56.8 million) in derivative losses in 2003 and 2002, respectively, which are included in Other operating expenses. The decrease in derivative losses in 2003 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

                                    -- 15 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

American Enterprise Life discloses fair value information for financial instruments for which it is practicable to estimate that value. The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2003 and 2002 and require management judgment. These figures may not be indicative of their future fair values. Fair value of life insurance obligations, receivables and all non-financial instruments, such as DAC, are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented.

                                                                 2003                          2002
                                                       CARRYING       FAIR            CARRYING        FAIR
(THOUSANDS)                                             AMOUNT        VALUE            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Fixed maturities                                     $6,650,906    $6,650,906        $5,288,855    $5,288,855
Common stocks                                        $        6    $        6        $       --    $       --
Mortgage loans on real estate                        $  534,812    $  585,295        $  587,535    $  656,200
Derivatives                                          $    6,072    $    6,072        $   15,852    $   15,852
Cash and cash equivalents                            $    9,065    $    9,065        $1,118,692    $1,118,692
Separate account assets                              $1,108,160    $1,108,160        $  694,771    $  694,771
-------------------------------------------------------------------------------------------------------------

FINANCIAL LIABILITIES
Future policy benefits for fixed annuities             $6,623,247  $6,385,595        $5,388,765    $5,256,677
Derivatives                                            $   42,904  $   42,904        $   73,058    $   73,058
Separate account liabilities                           $1,107,211  $1,064,419        $  694,248    $  671,315
-------------------------------------------------------------------------------------------------------------

At December 31, 2003 and 2002, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $22.1 million and $23.2 million, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2003 and 2002. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2003 and 2002.

At December 31, 2003 and 2002, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $0.9 million and $0.5 million, respectively.

                                    -- 16 --

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION



Calculating Annuity Payouts                                                 p. 3

Rating Agencies                                                             p. 4

Principal Underwriter                                                       p. 4

Independent Auditors                                                        p. 4

Condensed Financial Information (Unaudited)                                 p. 5


Financial Statements

          WELLS FARGO ADVANTAGE BUILDER VARIABLE ANNUITY -- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437



44224 H (4/04)

PROSPECTUS

APRIL 30, 2004

WELLS FARGO

ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)
           829 AXP Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437

           (Home Office)

           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/
           AMERICAN ENTERPRISE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:


American Express(R) Variable Portfolio Funds

AIM Variable Insurance Funds, Series II Shares

AllianceBernstein Variable Products Series Fund, Inc. (Class B)

American Century(R) Variable Portfolios, Inc., Class II

Dreyfus Investment Portfolios, Service Share Class

Dreyfus Variable Investment Fund, Service Share Class

Fidelity(R) Variable Insurance Products Service Class 2

Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2

Goldman Sachs Variable Insurance Trust (VIT)

Oppenheimer Variable Account Funds, Service Shares

Putnam Variable Trust - Class IB Shares

Van Kampen Life Investment Trust Class II Shares

Wanger Advisors Trust

Wells Fargo Variable Trust Funds


Please read the prospectuses carefully and keep them for future reference.


The contract provides for purchase payment credits. Expense charges from contracts with purchase payment credits may be higher than charges for contracts without such credits. The amount of the credit may be more than offset by additional fees and charges associated with the credit. The credits may be reversed. (See "Buying Your Contract - Purchase Payment Credits.")


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are complex investment vehicles. Before you invest, be sure to ask your registered representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.


The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


American Enterprise Life offers several different annuities which your registered representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                                      3
THE CONTRACT IN BRIEF                                                          5
EXPENSE SUMMARY                                                                7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                   12
FINANCIAL STATEMENTS                                                          18
THE VARIABLE ACCOUNT AND THE FUNDS                                            18
THE GUARANTEE PERIOD ACCOUNTS (GPAs)                                          26
BUYING YOUR CONTRACT                                                          28
CHARGES                                                                       31
VALUING YOUR INVESTMENT                                                       35
MAKING THE MOST OF YOUR CONTRACT                                              37
WITHDRAWALS                                                                   41
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                          41
CHANGING OWNERSHIP                                                            42
BENEFITS IN CASE OF DEATH                                                     42
OPTIONAL BENEFITS                                                             45
THE ANNUITY PAYOUT PERIOD                                                     54
TAXES                                                                         57
VOTING RIGHTS                                                                 59
SUBSTITUTION OF INVESTMENTS                                                   60
ABOUT THE SERVICE PROVIDERS                                                   60
ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE                         62
ADDITIONAL INFORMATION                                                        69
EXPERTS                                                                       69
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION              70
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION                  86
APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)                          88
APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE                   90
APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES                                     91
APPENDIX D: EXAMPLE -- DEATH BENEFITS                                         93
APPENDIX E: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER                 96
APPENDIX F: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS                      98
APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER             103
APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER        105


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "American Enterprise Life" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.


CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).


CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfer or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


-    Individual Retirement Annuities (IRAs) under Section 408(b) of the Code


-    Roth IRAs under Section 408A of the Code

-    Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-    Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs and/or subaccounts of the separate variable account under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use the contract as a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. But a qualified annuity has features other than tax deferral that may help you reach your retirement goals. You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your registered representative or to our home office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 18)

- the GPAs, which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to this account. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000 and these accounts may not be available in all states. (p. 26)

BUYING YOUR CONTRACT: Your registered representative will help you complete and submit an application. Applications are subject to acceptance at our home office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have limitations for making additional payments. (p. 28)


MINIMUM INITIAL PURCHASE PAYMENT
     $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENT
     $50 for Systematic Investment Plans (SIPs).
     $100 for any other type of payment.

MAXIMUM TOTAL PURCHASE PAYMENTS*
     $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless an exception applies. You may establish automated transfers among the accounts. (p. 39)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Also, certain other restrictions may apply. (p.
41)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 42)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 42)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 45)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the tax-deferred retirement plan. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 54)

TAXES: Generally, your contract grows tax-deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 57)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority.


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a six-year or eight-year withdrawal charge schedule at the time of application.

               SIX-YEAR SCHEDULE                                 EIGHT-YEAR SCHEDULE
YEARS FROM PURCHASE        WITHDRAWAL CHARGE       YEARS FROM PURCHASE       WITHDRAWAL CHARGE
  PAYMENT RECEIPT             PERCENTAGE             PAYMENT RECEIPT            PERCENTAGE
        1                         8%                        1                       8%
        2                         8                         2                       8
        3                         8                         3                       8
        4                         6                         4                       8
        5                         4                         5                       8
        6                         2                         6                       6
        Thereafter                0                         7                       4
                                                            8                       2
                                                            Thereafter              0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")



                                                       IF YOUR AIR IS 3.5%, THEN YOUR      IF YOUR AIR IS 5%, THEN YOUR
                                                        DISCOUNT RATE PERCENT (%) IS:      DISCOUNT RATE PERCENT (%) IS:
SIX-YEAR WITHDRAWAL CHARGE SCHEDULE                                   6.50%                              8.00%
EIGHT-YEAR WITHDRAWAL CHARGE SCHEDULE                                 6.25%                              7.75%


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE THE SIX-YEAR OR EIGHT-YEAR WITHDRAWAL CHARGE SCHEDULE AND ONE OF THE FOUR DEATH BENEFIT GUARANTEES.(1) THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEE YOU PAY. THE TABLE BELOW SHOWS THE DEATH BENEFIT GUARANTEES AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.



                                                                MORTALITY AND          VARIABLE ACCOUNT            TOTAL VARIABLE
IF YOU SELECT A SIX-YEAR WITHDRAWAL CHARGE SCHEDULE AND:       EXPENSE RISK FEE      ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE
ROP DEATH BENEFIT                                                    1.50%                      0.15%                     1.65%
MAV DEATH BENEFIT(1)                                                 1.70                       0.15                      1.85
5% ACCUMULATION DEATH BENEFIT(1)                                     1.85                       0.15                      2.00
ENHANCED DEATH BENEFIT(1)                                            1.90                       0.15                      2.05



                                                                MORTALITY AND          VARIABLE ACCOUNT            TOTAL VARIABLE
IF YOU SELECT AN EIGHT-YEAR WITHDRAWAL CHARGE SCHEDULE AND:    EXPENSE RISK FEE      ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE
ROP DEATH BENEFIT                                                 1.25%                         0.15%                     1.40%
MAV DEATH BENEFIT(1)                                              1.45                          0.15                      1.60
5% ACCUMULATION DEATH BENEFIT(1)                                  1.60                          0.15                      1.75
ENHANCED DEATH BENEFIT(1)                                         1.65                          0.15                      1.80



(1) If both you and the annuitant are age 80 or older, the ROP Death Benefit will apply. If both you and the annuitant are age 79 or younger at contract issue, you may select any one of the above death benefits in states where approved. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus.

OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                                        $40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM)) FEE(1)                                                    0.25%*

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS) FEE(1)                                          0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE(2)                                                 MAXIMUM: 2.50%       CURRENT: 0.55%*
(As a percentage of contract value charged annually on the contract anniversary.)

INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE(3)                                                 MAXIMUM: 2.50%       CURRENT: 0.55%*

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE RIDER FEE(3)                        MAXIMUM: 2.75%       CURRENT: 0.70%*

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE RIDER FEE(3)      MAXIMUM: 3.00%       CURRENT: 0.75%*
(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)



* This fee applies only if you elect this optional feature.

(1) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit. May not be available in all states.

(2) Available if you and the annuitant are age 79 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or any Income Assurer Benefit(SM) rider. May not be available in all states.

(3) Available if the annuitant is age 75 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or the Guarantor(SM) Withdrawal Benefit rider. May not be available in all states.


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                                       MINIMUM                       MAXIMUM
Total expenses before contractual fee waivers and/or expense reimbursements             .64%                         2.04%

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                   GROSS TOTAL
                                                                                MANAGEMENT    12b-1      OTHER       ANNUAL
                                                                                   FEES       FEES      EXPENSES     EXPENSES
AXP(R) Variable Portfolio
        Capital Resource Fund                                                       .64%        .13%        .08%      .85%(1)
        Diversified Bond Fund                                                       .60         .13         .08       .81(1)
        Diversified Equity Income Fund                                              .53         .13         .10       .76(1)
        Emerging Markets Fund                                                      1.13         .13         .78      2.04(2)
        Equity Select Fund                                                          .68         .13         .25      1.06(1)
        Growth Fund                                                                 .65         .13         .21       .99(1)
        High Yield Bond Fund                                                        .62         .13         .08       .83(1)
        NEW DIMENSIONS FUND(R)                                                      .62         .13         .07       .82(1)
        Partners Select Value Fund                                                  .81         .13         .46      1.40(3)
        Partners Small Cap Value Fund                                               .99         .13         .43      1.55(1)
        S&P 500 Index Fund                                                          .29         .13         .22       .64(2)
        Short Duration U.S. Government Fund                                         .61         .13         .08       .82(1)
AIM V.I.
        AIM V.I. Capital Appreciation Fund, Series II Shares                        .61         .25         .24      1.10(4)
        AIM V.I. Capital Development Fund, Series II Shares                         .75         .25         .38      1.38(4)
AllianceBernstein Variable Products Series Fund, Inc.
        AllianceBernstein VP Growth and Income Portfolio (Class B)                  .63         .25         .03       .91(5)
        AllianceBernstein VP International Value Portfolio (Class B)               1.00         .25         .49      1.74(6)
American Century(R) Variable Portfolios, Inc.
        VP Inflation Protection, Class II                                           .50         .25          --       .75(7),(8)
        VP Value, Class II                                                          .85         .25          --      1.10(7)
Dreyfus
        Investment Portfolios Technology Growth Portfolio, Service Share Class      .75         .25         .13      1.13(5)
        Variable Investment Fund Appreciation Portfolio, Service Share Class        .75         .25         .05      1.05(5)
Fidelity(R) VIP
        Contrafund(R) Portfolio Service Class 2                                     .58         .25         .10       .93(9)
        Mid Cap Portfolio Service Class 2                                           .58         .25         .12       .95(9)
        Overseas Portfolio Service Class 2                                          .73         .25         .18      1.16(9)
FTVIPT
         Franklin Income Securities Fund - Class 2                                  .48         .25         .03       .76(10),(11)
         Franklin Real Estate Fund - Class 2                                        .50         .25         .03       .78(10),(11)
         Templeton Global Income Securities Fund - Class 2                          .63         .25         .13      1.01(10)


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                   GROSS TOTAL
                                                                                MANAGEMENT    12b-1      OTHER       ANNUAL
                                                                                   FEES       FEES      EXPENSES     EXPENSES
Goldman Sachs VIT
        Mid Cap Value Fund                                                          .80%         --%        .11%      .91%(12)
Oppenheimer Variable Account Funds
        Global Securities Fund/VA, Service Shares                                   .63         .25         .05       .93(5)
        Main Street Small Cap Fund/VA, Service Shares                               .75         .25         .23      1.23(5)
        Strategic Bond Fund/VA, Service Shares                                      .72         .25         .05      1.02(5)
Putnam Variable Trust
        Putnam VT Health Sciences Fund - Class IB Shares                            .70         .25         .14      1.09(5)
        Putnam VT Small Cap Value Fund - Class IB Shares                            .79         .25         .12      1.16(5)
Van Kampen
        Life Investment Trust Comstock Portfolio Class II Shares                    .60         .25         .05       .90(5)
Wanger
        U.S. Smaller Companies                                                      .93          --         .05       .98(13)
Wells Fargo VT
        Asset Allocation Fund                                                       .55         .25         .22      1.02(14)
        Equity Income Fund                                                          .55         .25         .26      1.06(14)
        Equity Value Fund                                                           .55         .25         .40      1.20(14)
        Growth Fund                                                                 .55         .25         .33      1.13(14)
        International Equity Fund                                                   .75         .25         .59      1.59(14)
        Large Company Growth Fund                                                   .55         .25         .26      1.06(14)
        Money Market Fund                                                           .40         .25         .24       .89(14)
        Small Cap Growth Fund                                                       .75         .25         .25      1.25(14)
        Total Return Bond Fund                                                      .45         .25         .27       .97(14)



We or an affiliate may receive all or part of the 12b-1 fees charged by a fund at the rate disclosed in the table above, and in the fund's prospectus, for distribution services we or an affiliate provide. We may also receive compensation from an adviser, distributor or other affiliate of a fund for administrative services we or an affiliate provide. The rate of compensation we receive from a fund for these services may be based on fund assets attributable to the contracts and to other variable insurance products that we and our affiliates issue. Depending on the amount of average daily net assets invested in the fund, the amounts paid may be significant.

(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2003.

(2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2003. Through April 30, 2004, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 1.75% for AXP(R) Variable Portfolio - Emerging Markets Fund and 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.

(3) The Fund's expense figures are based on estimated expenses, before fee waivers and expense reimbursements. Through Aug. 31, 2004, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 1.15% for AXP(R) Variable Portfolio - Partners Select Value Fund average daily net assets.

(4) Figures shown in the table are for the year ended Dec. 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(5) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003.

(6)  For all of 2003, AllianceBernstein VP International Value Portfolio (Class
     B) was capped at 1.45%. The cap will be removed effective on May 1, 2004. After such waivers, "Management fees," "Other expenses" and "Gross total annual expenses" would be 0.80%, 0.40% and 1.45%.

(7) The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.

(8) An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

(9) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.

(10) The Fund administration fee is paid indirectly through the management fee.

(11) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

(12) The adviser has voluntarily agreed to limit "Other Expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Because of assets levels for the period ended Dec. 31, 2003, there were no expense reductions and limitations for the Goldman Sachs VIT Mid Cap Value Fund for the period covered by their annual report. In no event would the "Other expenses" for the Goldman Sachs VIT Mid Cap Value Fund exceed 0.25% of the Fund's average daily net assets. The expense limitation for the Goldman Sachs VIT Mid Cap Value Fund may be discontinued or modified by the Investment Adviser at its discretion at anytime.

(13) Figures in "Management fees," "12b-1 fees," "Other expenses," and "Gross total annual expenses" are based on actual expenses for the fiscal year ended Dec. 31, 2003. Columbia Wanger Asset Management, L.P. will reimburse the Fund if its annual operating expenses exceed 2% of average daily net assets. This commitment expires on April 30, 2004.

(14) Other expenses have been adjusted as necessary from amounts incurred during the Funds' most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. The adviser has committed through April 30, 2005 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements "Gross total annual expenses" would be 1.00% for Wells Fargo VT Asset Allocation Fund, 1.00% for Wells Fargo VT Equity Income Fund, 1.00% for Wells Fargo VT Equity Value Fund, 1.00% for Wells Fargo VT Growth Fund, 1.00% for Wells Fargo VT International Equity Fund, 1.00% for Well Fargo VT Large Company Growth Fund, 0.75% for Wells Fargo VT Money Market Fund, 1.20% for Wells Fargo VT Small Cap Growth Fund and 0.90% for Wells Fargo VT Total Return Bond Fund.


EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                                            IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                    IF YOU WITHDRAW YOUR CONTRACT          OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                               AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:
                                                1 YEAR    3 YEARS   5 YEARS  10 YEARS       1 YEAR    3 YEARS   5 YEARS   10 YEARS
With an eight-year withdrawal charge schedule  $1,847.07 $4,007.52 $5,269.11 $10,569.04    $1,047.07 $3,207.52 $4,469.11 $10,569.04
With a six-year withdrawal charge schedule      1,872.70  4,079.18  4,979.69  10,744.37     1,072.70  3,279.18  4,579.69  10,744.37



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                                            IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                    IF YOU WITHDRAW YOUR CONTRACT          OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                               AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:
                                                1 YEAR    3 YEARS   5 YEARS  10 YEARS       1 YEAR    3 YEARS   5 YEARS   10 YEARS
With an eight-year withdrawal charge schedule  $1,012.07 $1,454.71 $1,923.21 $2,417.70     $212.07    $654.71  $1,123.21 $2,417.70
With a six-year withdrawal charge schedule      1,037.70  1,531.96  1,652.49  2,678.10      237.70     731.96   1,252.49  2,678.10



* In these examples, the $40 contract administrative charge is estimated as a .029% charge. This estimate is based on administrative contract charges collected during the year under a similar class of contracts we no longer offer in states where the contracts described in this prospectus have been approved for sale but under which we continue to accept purchase payments. We divided the total amount of such charges by the total average net assets attributable to those contracts.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for some of the subaccounts because they are new and do not have any history. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                2003     2002     2001     2000    1999     1998     1997     1996    1995
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT ECR (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND) (2/21/1995)
Accumulation unit value at beginning of period     $1.18    $1.53    $1.89    $2.33   $1.91    $1.56    $1.27    $1.20   $1.00
Accumulation unit value at end of period           $1.50    $1.18    $1.53    $1.89   $2.33    $1.91    $1.56    $1.27   $1.20
Number of accumulation units outstanding
at end of period (000 omitted)                     4,663    5,116    6,019    6,358   5,864    5,163    3,813    2,350     818

SUBACCOUNT ESI (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND) (2/21/1995)
Accumulation unit value at beginning of period     $1.53    $1.47    $1.38    $1.33   $1.33    $1.33    $1.24    $1.17   $1.00
Accumulation unit value at end of period           $1.58    $1.53    $1.47    $1.38   $1.33    $1.33    $1.33    $1.24   $1.17
Number of accumulation units outstanding
at end of period (000 omitted)                     7,119    7,272    8,923    9,498   8,127    5,689    2,544    1,377     414

SUBACCOUNT WDEI5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (3/3/2000)
Accumulation unit value at beginning of period     $0.87    $1.09    $1.08    $1.00      --       --       --       --      --
Accumulation unit value at end of period           $1.21    $0.87    $1.09    $1.08      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                       605      238      115        7      --       --       --       --      --

SUBACCOUNT WESL5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND) (8/30/2002)
Accumulation unit value at beginning of period     $1.02    $1.00       --       --      --       --       --       --      --
Accumulation unit value at end of period           $1.23    $1.02       --       --      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                        29       --       --       --      --       --       --       --      --

SUBACCOUNT EVG (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GROWTH FUND) (5/2/2000)
Accumulation unit value at beginning of period     $0.37    $0.50    $0.74    $1.00      --       --       --       --      --
Accumulation unit value at end of period           $0.44    $0.37    $0.50    $0.74      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                       499      270      228      200      --       --       --       --      --

SUBACCOUNT EIA (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND) (8/26/1999)
Accumulation unit value at beginning of period     $0.85    $0.93    $0.90    $1.00   $1.00       --       --       --      --
Accumulation unit value at end of period           $1.05    $0.85    $0.93    $0.90   $1.00       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     2,699    2,403    5,449      556       8       --       --       --      --

SUBACCOUNT EGD (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (10/29/1997)
Accumulation unit value at beginning of period     $0.98    $1.27    $1.54    $1.72   $1.32    $1.05    $1.00       --      --
Accumulation unit value at end of period           $1.20    $0.98    $1.27    $1.54   $1.72    $1.32    $1.05       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     4,512    3,938    4,237    3,717   2,141    1,108       69       --      --

SUBACCOUNT WSVA5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (5/1/2002)
Accumulation unit value at beginning of period     $0.79    $1.00       --       --      --       --       --       --      --
Accumulation unit value at end of period           $1.07    $0.79       --       --      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                       192       35       --       --      --       --       --       --      --

SUBACCOUNT WSPF5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND) (1/29/2003)
Accumulation unit value at beginning of period     $1.00       --       --       --      --       --       --       --      --
Accumulation unit value at end of period           $1.29       --       --       --      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                       175       --       --       --      --      --        --       --      --


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                2003     2002     2001     2000    1999     1998     1997     1996    1995
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WFDI5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (3/3/2000)
Accumulation unit value at beginning of period     $1.16    $1.11    $1.06    $1.00      --       --       --       --      --
Accumulation unit value at end of period           $1.16    $1.16    $1.11    $1.06      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     1,256      248      117       39      --       --       --       --      --

SUBACCOUNT WAAC5 (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES) (3/1/2002)
Accumulation unit value at beginning of period     $0.79    $1.00       --       --      --       --       --       --      --
Accumulation unit value at end of period           $1.01    $0.79       --       --      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                        71       --       --       --      --       --       --       --      --

SUBACCOUNT WAAD5 (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES) (8/30/2002)
Accumulation unit value at beginning of period     $0.94    $1.00       --       --      --       --       --       --      --
Accumulation unit value at end of period           $1.25    $0.94       --       --      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                        86       --       --       --      --       --       --       --      --

SUBACCOUNT WGIP5 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B)) (8/30/2002)
Accumulation unit value at beginning of period     $0.95    $1.00       --       --      --       --       --       --      --
Accumulation unit value at end of period           $1.24    $0.95       --       --      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                       215        2       --       --      --       --       --       --      --

SUBACCOUNT WFCO5 (INVESTING IN SHARES OF FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2) (8/30/2002)
Accumulation unit value at beginning of period     $0.97    $1.00       --       --      --       --       --       --      --
Accumulation unit value at end of period           $1.23    $0.97       --       --      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     1,289        8       --       --      --       --       --       --      --

SUBACCOUNT WMDC5 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (5/1/2001)
Accumulation unit value at beginning of period     $0.94    $1.06    $1.00       --      --       --       --       --      --
Accumulation unit value at end of period           $1.29    $0.94    $1.06       --      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     1,151      250       94       --      --       --       --       --      --

SUBACCOUNT WFOV5 (INVESTING IN SHARES OF FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period     $1.00       --       --       --      --       --       --       --      --
Accumulation unit value at end of period           $1.46       --       --       --      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                         1       --       --       --      --       --       --       --      --

SUBACCOUNT WISE5 (INVESTING IN SHARES OF FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period     $0.97    $0.99    $0.99    $1.00      --       --       --       --      --
Accumulation unit value at end of period           $1.26    $0.97    $0.99    $0.99      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                       597      224      101       34      --       --       --       --      --

SUBACCOUNT ERE (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2) (9/22/1999)
Accumulation unit value at beginning of period     $1.34    $1.33    $1.25    $0.97   $1.00       --       --       --      --
Accumulation unit value at end of period           $1.80    $1.34    $1.33    $1.25   $0.97       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                       676      542      325      202       1       --       --       --      --

SUBACCOUNT JMC (INVESTING IN SHARES OF GOLDMAN SACHS VIT MID CAP VALUE FUND) (10/4/1999)
Accumulation unit value at beginning of period     $1.31    $1.40    $1.26    $0.98   $1.00       --       --       --      --
Accumulation unit value at end of period           $1.66    $1.31    $1.40    $1.26   $0.98       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                       432      423      280       64      79       --       --       --      --

SUBACCOUNT WOGS5 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (5/1/2002)
Accumulation unit value at beginning of period     $0.77    $1.00       --       --      --       --       --       --      --
Accumulation unit value at end of period           $1.09    $0.77       --       --      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                       347       12       --       --      --       --       --       --      --


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                2003     2002     2001     2000    1999     1998     1997     1996    1995
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WOSM5 (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES) (7/31/2002)
Accumulation unit value at beginning of period     $0.95    $1.00       --       --      --       --       --       --      --
Accumulation unit value at end of period           $1.35    $0.95       --       --      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                       247        4       --       --      --       --       --       --      --

SUBACCOUNT WSTB5 (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES) (5/1/2002)
Accumulation unit value at beginning of period     $1.03    $1.00       --       --      --       --       --       --      --
Accumulation unit value at end of period           $1.19    $1.03       --       --      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     1,544       10       --       --      --       --       --       --      --

SUBACCOUNT WHSC5 (INVESTING IN SHARES OF PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES) (5/1/2002)
Accumulation unit value at beginning of period     $0.84    $1.00       --       --      --       --       --       --      --
Accumulation unit value at end of period           $0.98    $0.84       --       --      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                        87       12       --       --      --       --       --       --      --

SUBACCOUNT WVCP5 (INVESTING IN SHARES OF VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES) (8/30/2002)
Accumulation unit value at beginning of period     $0.98    $1.00       --       --      --       --       --       --      --
Accumulation unit value at end of period           $1.26    $0.98       --       --      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                       458       --       --       --      --       --       --       --      --

SUBACCOUNT EUC (INVESTING IN SHARES OF WANGER U.S. SMALLER COMPANIES) (9/22/1999)
Accumulation unit value at beginning of period     $0.94    $1.15    $1.04    $1.15   $1.00       --       --       --      --
Accumulation unit value at end of period           $1.33    $0.94    $1.15    $1.04   $1.15       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                       382      351      268      231      19       --       --       --      --

SUBACCOUNT WAAL5 (INVESTING IN SHARES OF WELLS FARGO VT ASSET ALLOCATION FUND) (3/3/2000)
Accumulation unit value at beginning of period     $0.78    $0.90    $0.99    $1.00      --       --       --       --      --
Accumulation unit value at end of period           $0.94    $0.78    $0.90    $0.99      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     1,313    1,043      580      201      --       --       --       --      --

SUBACCOUNT WEQI5 (INVESTING IN SHARES OF WELLS FARGO VT EQUITY INCOME FUND) (3/3/2000)
Accumulation unit value at beginning of period     $0.84    $1.05    $1.13    $1.00      --       --       --       --      --
Accumulation unit value at end of period           $1.04    $0.84    $1.05    $1.13      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     1,128      922      553      180      --       --       --       --      --

SUBACCOUNT WEQV5 (INVESTING IN SHARES OF WELLS FARGO VT EQUITY VALUE FUND) (3/3/2000)
Accumulation unit value at beginning of period     $0.75    $1.01    $1.09    $1.00      --       --       --       --      --
Accumulation unit value at end of period           $0.93    $0.75    $1.01    $1.09      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                       156      158      119       14      --       --       --       --      --

SUBACCOUNT WGRO5 (INVESTING IN SHARES OF WELLS FARGO VT GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period     $0.51    $0.69    $0.87    $1.00      --       --       --       --      --
Accumulation unit value at end of period           $0.62    $0.51    $0.69    $0.87      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                       285      233      190      151      --       --       --       --      --

SUBACCOUNT WIEQ5 (INVESTING IN SHARES OF WELLS FARGO VT INTERNATIONAL EQUITY FUND) (7/3/2000)
Accumulation unit value at beginning of period     $0.56    $0.73    $0.89    $1.00      --       --       --       --      --
Accumulation unit value at end of period           $0.72    $0.56    $0.73    $0.89      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                       116       89       60       --      --       --       --       --      --

SUBACCOUNT WLCG5 (INVESTING IN SHARES OF WELLS FARGO VT LARGE COMPANY GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period     $0.53    $0.74    $0.95    $1.00      --       --       --       --      --
Accumulation unit value at end of period           $0.65    $0.53    $0.74    $0.95      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     2,456    2,281    2,046      887      --       --       --       --      --


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                2003     2002     2001     2000    1999     1998     1997     1996    1995
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WMMK5 (INVESTING IN SHARES OF WELLS FARGO VT MONEY MARKET FUND) (3/3/2000)
Accumulation unit value at beginning of period     $1.05    $1.05    $1.03    $1.00      --       --       --       --      --
Accumulation unit value at end of period           $1.04    $1.05    $1.05    $1.03      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                       616      596      712      309      --       --       --       --      --

SUBACCOUNT WSCG5 (INVESTING IN SHARES OF WELLS FARGO VT SMALL CAP GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period     $0.25    $0.42    $0.56    $1.00      --       --       --       --      --
Accumulation unit value at end of period           $0.35    $0.25    $0.42    $0.56      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     1,424    1,243    1,146      278      --       --       --       --      --

SUBACCOUNT WCBD5 (INVESTING IN SHARES OF WELLS FARGO VT TOTAL RETURN BOND FUND) (3/3/2000)
Accumulation unit value at beginning of period     $1.19    $1.12    $1.06    $1.00      --       --       --       --      --
Accumulation unit value at end of period           $1.28    $1.19    $1.12    $1.06      --       --       --       --      --
Number of accumulation units outstanding
at end of period (000 omitted)                       225      167      155       54      --       --       --       --      --



VARIABLE ACCOUNT CHARGES OF 1.60% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                            2003     2002     2001    2000
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT SUSC1 (INVESTING IN SHARES OF WANGER U.S. SMALLER COMPANIES) (2/11/2000)
Accumulation unit value at beginning of period                                                 $0.72    $0.88    $0.80   $1.00
Accumulation unit value at end of period                                                       $1.01    $0.72    $0.88   $0.80
Number of accumulation units outstanding at end of period (000 omitted)                          833      774    1,045     527



VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                                              2003    2002
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WCAR9 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND) (3/3/2003)
Accumulation unit value at beginning of period                                                                   $1.00      --
Accumulation unit value at end of period                                                                         $1.31      --
Number of accumulation units outstanding at end of period (000 omitted)                                             --      --

SUBACCOUNT WEXI9 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND) (3/1/2002)
Accumulation unit value at beginning of period                                                                   $0.92   $1.00
Accumulation unit value at end of period                                                                         $1.08   $0.92
Number of accumulation units outstanding at end of period (000 omitted)                                             --      --

SUBACCOUNT WISE9 (INVESTING IN SHARES OF FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2) (3/3/2003)
Accumulation unit value at beginning of period                                                                   $1.00      --
Accumulation unit value at end of period                                                                         $1.30      --
Number of accumulation units outstanding at end of period (000 omitted)                                             95      --

SUBACCOUNT WMCV9 (INVESTING IN SHARES OF GOLDMAN SACHS VIT MID CAP VALUE FUND) (3/3/2003)
Accumulation unit value at beginning of period                                                                   $1.00      --
Accumulation unit value at end of period                                                                         $1.33      --
Number of accumulation units outstanding at end of period (000 omitted)                                             --      --

SUBACCOUNT WAAL9 (INVESTING IN SHARES OF WELLS FARGO VT ASSET ALLOCATION FUND) (3/3/2003)
Accumulation unit value at beginning of period                                                                   $1.00      --
Accumulation unit value at end of period                                                                         $1.24      --
Number of accumulation units outstanding at end of period (000 omitted)                                            166      --

SUBACCOUNT WEQI9 (INVESTING IN SHARES OF WELLS FARGO VT EQUITY INCOME FUND) (3/3/2003)
Accumulation unit value at beginning of period                                                                   $1.00      --
Accumulation unit value at end of period                                                                         $1.27      --
Number of accumulation units outstanding at end of period (000 omitted)                                             --      --

SUBACCOUNT WEQV9 (INVESTING IN SHARES OF WELLS FARGO VT EQUITY VALUE FUND) (3/3/2003)
Accumulation unit value at beginning of period                                                                   $1.00      --
Accumulation unit value at end of period                                                                         $1.30      --
Number of accumulation units outstanding at end of period (000 omitted)                                             --      --


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                                              2003    2002
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WGRO9 (INVESTING IN SHARES OF WELLS FARGO VT GROWTH FUND) (3/3/2003)
Accumulation unit value at beginning of period                                                                   $1.00      --
Accumulation unit value at end of period                                                                         $1.24      --
Number of accumulation units outstanding at end of period (000 omitted)                                             --      --

SUBACCOUNT WIEQ9 (INVESTING IN SHARES OF WELLS FARGO VT INTERNATIONAL EQUITY FUND) (3/3/2003)
Accumulation unit value at beginning of period                                                                   $1.00      --
Accumulation unit value at end of period                                                                         $1.39      --
Number of accumulation units outstanding at end of period (000 omitted)                                             --      --

SUBACCOUNT WLCG9 (INVESTING IN SHARES OF WELLS FARGO VT LARGE COMPANY GROWTH FUND) (3/3/2003)
Accumulation unit value at beginning of period                                                                   $1.00      --
Accumulation unit value at end of period                                                                         $1.30      --
Number of accumulation units outstanding at end of period (000 omitted)                                            127      --

SUBACCOUNT WMMK9 (INVESTING IN SHARES OF WELLS FARGO VT MONEY MARKET FUND) (3/3/2003)
Accumulation unit value at beginning of period                                                                   $1.00      --
Accumulation unit value at end of period                                                                         $0.99      --
Number of accumulation units outstanding at end of period (000 omitted)                                             --      --

SUBACCOUNT WSCG9 (INVESTING IN SHARES OF WELLS FARGO VT SMALL CAP GROWTH FUND) (3/3/2003)
Accumulation unit value at beginning of period                                                                   $1.00      --
Accumulation unit value at end of period                                                                         $1.49      --
Number of accumulation units outstanding at end of period (000 omitted)                                             --      --

SUBACCOUNT WCBD9 (INVESTING IN SHARES OF WELLS FARGO VT TOTAL RETURN BOND FUND) (3/3/2003)
Accumulation unit value at beginning of period                                                                   $1.00      --
Accumulation unit value at end of period                                                                         $1.01      --
Number of accumulation units outstanding at end of period (000 omitted)                                             --      --



VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                                                       2003
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UBND8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                     63

SUBACCOUNT UDEI8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.44
Number of accumulation units outstanding at end of period (000 omitted)                                                      9

SUBACCOUNT UESL8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.26
Number of accumulation units outstanding at end of period (000 omitted)                                                     --

SUBACCOUNT UGRO8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GROWTH FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.22
Number of accumulation units outstanding at end of period (000 omitted)                                                     --

SUBACCOUNT UNDM8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.25
Number of accumulation units outstanding at end of period (000 omitted)                                                     37

SUBACCOUNT USVA8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.40
Number of accumulation units outstanding at end of period (000 omitted)                                                      3

SUBACCOUNT USPF8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.28
Number of accumulation units outstanding at end of period (000 omitted)                                                     22


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                                                      2003
------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UFIF8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                                    234

SUBACCOUNT UAAC8 (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.30
Number of accumulation units outstanding at end of period (000 omitted)                                                     --

SUBACCOUNT UAAD8 (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.35
Number of accumulation units outstanding at end of period (000 omitted)                                                      1

SUBACCOUNT UGIP8 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.32
Number of accumulation units outstanding at end of period (000 omitted)                                                     47

SUBACCOUNT UFCO8 (INVESTING IN SHARES OF FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.30
Number of accumulation units outstanding at end of period (000 omitted)                                                    205

SUBACCOUNT UFMC8 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.38
Number of accumulation units outstanding at end of period (000 omitted)                                                    143

SUBACCOUNT UFOV8 (INVESTING IN SHARES OF FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2) (1/29/2003)

Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.46
Number of accumulation units outstanding at end of period (000 omitted)                                                      5

SUBACCOUNT URES8 (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.36
Number of accumulation units outstanding at end of period (000 omitted)                                                     --

SUBACCOUNT UOGS8 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.46
Number of accumulation units outstanding at end of period (000 omitted)                                                      4

SUBACCOUNT UOSM8 (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.44
Number of accumulation units outstanding at end of period (000 omitted)                                                     29

SUBACCOUNT USTB8 (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                    141

SUBACCOUNT UHSC8 (INVESTING IN SHARES OF PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.19
Number of accumulation units outstanding at end of period (000 omitted)                                                     10

SUBACCOUNT UVCP8 (INVESTING IN SHARES OF VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.30
Number of accumulation units outstanding at end of period (000 omitted)                                                     25


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

FINANCIAL STATEMENTS

You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus. The SAI does not include the audited financial statements for some subaccounts because they are new and do not have any activity as of the date of the financial statements.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT: The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.


Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.


We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.


We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include financial and distribution considerations that benefit us and/or the selling firm that distributes this contract.

This contract is a "private label" variable annuity. This means that the funds available under the contract include funds sponsored by the distributor (or an affiliate of the distributor). The distributor chooses these funds for us subject to our approval. Purchase payments, purchase payment credits and any contract values invested in Wells Fargo Variable Trust Funds are generally more profitable for the distributor and its affiliates than investments in the other funds available under the contract. In contrast, purchase payments, purchase payment credits and any contract values invested in the AXP(R) Variable Portfolio Funds and the other funds we select that are not affiliated with Wells Fargo Variable Trust Funds generally are more profitable for us and our affiliates. We or one of our affiliates may receive compensation from the funds including, but not limited to, 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds").

A broker dealer affiliate of ours may distribute publicly-traded retail mutual funds that are managed by the same investment manager or adviser as one or more of the underlying funds. Similarly, the same unaffiliated investment manager or adviser may subadvise both publicly-traded retail mutual funds sponsored by one of our affiliates as well as certain portfolios of the AXP(R) Variable Portfolio Funds, which may or may not be available under the contract.

Some of these arrangements or relationships may also influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.


All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -      Capital appreciation. Invests primarily           American Express Financial Corporation
Capital Resource Fund            in U.S. common stocks of companies with           (AEFC)
                                 market capitalization of at least $5
                                 billion.

AXP(R) Variable Portfolio -      High level of current income while                AEFC
Diversified Bond Fund            attempting to conserve the value of the
                                 investment and continuing a high level of
                                 income for the longest period of time.
                                 Under normal market conditions, the Fund
                                 invests at least 80% of its net assets in
                                 bonds and other debt obligations.

AXP(R) Variable Portfolio -      High level of current income and, as a            AEFC
Diversified Equity Income Fund   secondary goal, steady growth of capital.
                                 Under normal market conditions, the Fund
                                 invests at least 80% of its net assets in
                                 dividend-paying common and preferred
                                 stocks.

AXP(R) Variable Portfolio -      Long-term capital growth. Under normal            AEFC, adviser; American Express Asset
Emerging Markets Fund            market conditions, the Fund invests at            Management International, Inc., a
                                 least 80% of its net assets in equity             wholly-owned subsidiary of AEFC,
                                 securities of emerging market companies.          subadviser.

AXP(R) Variable Portfolio -      Growth of capital. Under normal market            AEFC
Equity Select Fund               conditions, the Fund invests at least 80%
                                 of its net assets in equity securities of
                                 medium-sized companies.

AXP(R) Variable Portfolio -      Long-term capital growth. Invests                 AEFC
Growth Fund                      primarily in common stocks that appear to
                                 offer growth opportunities.

AXP(R) Variable Portfolio -      High current income, with capital growth          AEFC
High Yield Bond Fund             as a secondary objective. Under normal
                                 market conditions, the Fund invests at
                                 least 80% of its net assets in
                                 high-yielding, high-risk corporate bonds
                                 (junk bonds) issued by U.S. and foreign
                                 companies and governments.

AXP(R) Variable Portfolio -      Long-term growth of capital. Invests              AEFC
NEW DIMENSIONS FUND(R)           primarily in common stocks showing
                                 potential for significant growth.

AXP(R) Variable Portfolio -      Long-term growth of capital. Invests              AEFC, advisor; GAMCO Investors, Inc.,
Partners Select Value Fund       primarily in common stocks, preferred             subadvisor.
                                 stocks and securities convertible into
                                 common stocks that are listed on a
                                 nationally recognized securities exchange
                                 or traded on the NASDAQ National Market
                                 System of the National Association of
                                 Securities Dealers. The Fund invests in
                                 midcap companies as well as companies
                                 with larger and smaller market
                                 capitalizations.


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -      Long-term capital appreciation.                   AEFC, adviser; Goldman Sachs Asset
Partners Small Cap Value Fund    Non-diversified mutual fund that invests          Management, L.P.,  Royce & Associates,
                                 primarily in equity securities. Under             LLC,  Donald Smith & Co., Inc., Franklin
                                 normal market conditions, at least 80% of         Portfolio Associates LLC and Barrow,
                                 its net assets will be invested in                Hanley, Mewhinney & Strauss, Inc.,
                                 companies with market capitalization of           subadvisers.
                                 less than $2 billion, which also includes
                                 micro capitalization companies with
                                 market capitalization of less than $400
                                 million, at the time of investment.

AXP(R) Variable Portfolio -      Long-term capital appreciation.                   AEFC
S&P 500 Index Fund               Non-diversified  mutual fund that invests
                                 primarily in securities of
                                 large-capitalization stocks of U.S.
                                 companies that are expected to provide
                                 investment results that correspond  to
                                 the performance of the S&P 500(R) Index.

AXP(R) Variable Portfolio -      A high level of current income and safety         AEFC
Short Duration U.S.              of principal consistent with an
Government Fund                  investment in U.S. government and
                                 government agency securities. Under
                                 normal market conditions, at least 80% of
                                 the Fund's net assets are invested in
                                 securities issued or guaranteed as to
                                 principal and interest by the U.S.
                                 government, its agencies or
                                 instrumentalities.

AIM V.I. Capital Appreciation    Growth of capital. Invests principally in         A I M Advisors, Inc.
Fund, Series II Shares           common stocks of companies likely to
                                 benefit from new or innovative products,
                                 services or processes as well as those
                                 with above-average long-term growth and
                                 excellent prospects for future growth.
                                 The Fund may invest up to 25% of its
                                 assets in foreign securities.

AIM V.I. Capital Development     Long-term growth of capital. Invests              A I M Advisors, Inc.
Fund, Series II Shares           primarily in securities (including common
                                 stocks, convertible securities and bonds)
                                 of small- and medium-sized companies. The
                                 Fund may invest up to 25% of its assets
                                 in foreign securities.

AllianceBernstein VP Growth and  Reasonable current income and reasonable          Alliance Capital Management L.P.
Income Portfolio (Class B)       appreciation. Invests primarily in
                                 dividend-paying common stocks of good
                                 quality.

AllianceBernstein VP             Long-term growth of capital. Invests              Alliance Capital Management L.P.
International Value Portfolio    primarily in a diversified portfolio of
(Class B)                        foreign equity securities.

American Century(R) VP           Pursues long-term total return using a            American Century Investment Management,
Inflation  Protection,           strategy that seeks to protect against            Inc.
Class II                         U.S. inflation.


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
American Century(R)              Long-term capital growth, with income as          American Century Investment Management,
VP Value, Class II               a secondary objective. Invests primarily          Inc.
                                 in stocks of companies that management
                                 believes to be undervalued at the time of
                                 purchase.

Dreyfus Investment Portfolios    Seeks capital appreciation. The Fund              The Dreyfus Corporation
Technology Growth Portfolio,     invests, under normal circumstances, at
Service Share Class              least 80% of its assets in the stocks of
                                 growth companies of any size that Dreyfus
                                 believes to be leading producers or
                                 beneficiaries of technological
                                 innovation. Up to 25% of the portfolio's
                                 assets may be invested in foreign
                                 securities. The portfolio's stock
                                 investments may include common stocks,
                                 preferred stocks and convertible
                                 securities.

Dreyfus Variable Investment      Long-term capital growth consistent with          The Dreyfus Corporation - Fayez Sarofim &
Fund Appreciation Portfolio,     the preservation of capital; current              Co. is the portfolio's sub-investment
Service Share Class              income is a secondary goal.  The                  advisor
                                 portfolio invests in common stocks
                                 focusing on "blue chip" companies with
                                 total market capitalizations of more than
                                 $5 billion at the time of purchase,
                                 including multinational companies. These
                                 established companies have demonstrated
                                 sustained patterns of profitability,
                                 strong balance sheets, an expanding
                                 global presence and the potential to
                                 achieve predictable, above average
                                 earnings growth.

Fidelity(R) VIP Contrafund(R)    Seeks long-term capital appreciation.             Fidelity Management & Research Company
Portfolio Service Class 2        Normally invests primarily in common              (FMR), investment manager; FMR U.K. and
                                 stocks. Invests in securities of                  FMR Far East, sub-investment advisers.
                                 companies whose value it believes is not
                                 fully recognized by the public. Invests
                                 in either "growth" stocks or  "value"
                                 stocks or both. The fund invests in
                                 domestic and foreign issuers.

Fidelity(R) VIP Mid Cap          Seeks long-term growth of capital.                FMR; FMR U.K., FMR Far East,
Portfolio Service Class 2        Normally invests primarily in common              sub-investment advisers.
                                 stocks. Normally invests at least 80% of
                                 assets in securities of companies with
                                 medium market capitalizations. May invest
                                 in companies with smaller or larger
                                 market capitalizations. Invests in
                                 domestic and foreign issuers. The Fund
                                 invests in growth or value common stocks.

Fidelity(R) VIP Overseas         Seeks long-term growth of capital.                FMR, investment manager;  FMR U.K., FMR
Portfolio Service Class 2        Normally invests primarily in common              Far East, Fidelity International
                                 stocks of foreign securities. Normally            Investment Advisors (FIIA) and FIIA U.K.,
                                 invests at least 80% of assets in                 sub-investment advisers.
                                 non-U.S. securities.

FTVIPT Franklin Income           Seeks to maximize income while maintaining        Franklin Advisers, Inc.
Securities Fund - Class 2        prospects for capital appreciation. The Fund
                                 normally invests in debt and equity securities.


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Real             Seeks capital appreciation, with current          Franklin Advisers, Inc.
Estate Fund - Class 2            income as a secondary goal. The Fund
                                 normally invests at least 80% of its net
                                 assets in investments of companies
                                 operating in the real estate sector. The
                                 Fund invests primarily in real estate
                                 investment trusts, with generally medium
                                 to small market capitalizations, and in
                                 companies that derive at least half of
                                 their assets or revenues from the
                                 ownership, construction, management, or
                                 sale of residential, commercial or
                                 industrial real estate.

FTVIPT Templeton Global Income   Seeks high current income, consistent             Franklin Advisers, Inc.
Securities Fund - Class 2        with preservation of capital, with
                                 capital appreciation as a secondary
                                 consideration. The Fund normally invests
                                 mainly in debt securities of governments
                                 and their political subdivisions and
                                 agencies, supranational organizations and
                                 companies located anywhere in the world,
                                 including emerging markets. The Fund
                                 focuses on investment grade debt
                                 securities, but may also invest in
                                 lower-rated debt, including high yield
                                 "junk bonds."

Goldman Sachs VIT                The Goldman Sachs VIT Mid Cap Value Fund          Goldman Sachs Asset Management, L.P.
Mid Cap Value Fund               seeks long-term capital appreciation. The
                                 Fund invests, under normal circumstances,
                                 at least 80% of its net assets plus any
                                 borrowing for investment purposes
                                 (measured at time of purchase) in a
                                 diversified portfolio of equity
                                 investments in mid-capitalization issuers
                                 within the range of the market
                                 capitalization of companies constituting
                                 the Russell Midcap Value Index at the
                                 time of investments in mid-cap issuers
                                 with public stock market capitalization
                                 (based upon shares available for trading
                                 on an unrestricted basis) within the
                                 range of the market capitalization of
                                 companies constituting the Russell Midcap
                                 Value Index at the time of investment. If
                                 the market capitalization of a company
                                 held by the Fund moves outside this
                                 range, the Fund may, but is not required
                                 to, sell the securities.

Oppenheimer Global Securities    Long-term capital appreciation. Invests           OppenheimerFunds, Inc.
Fund/VA, Service Shares          mainly in common stocks of U.S. and
                                 foreign issuers that are "growth-type"
                                 companies, cyclical industries and
                                 special situations that are considered to
                                 have appreciation possibilities.

Oppenheimer Main Street          Seeks capital appreciation. Invests               OppenheimerFunds, Inc.
Small Cap Fund/VA,               mainly in common stocks of
Service Shares                   small-capitalization U.S. companies that
                                 the fund's investment manager believes
                                 have favorable business trends or
                                 prospects.

Oppenheimer Strategic Bond       High level of current income principally          OppenheimerFunds, Inc.
Fund/VA, Service Shares          derived from interest on debt securities.
                                 Invests mainly in three market sectors:
                                 debt securities of foreign governments
                                 and companies, U.S. government securities
                                 and lower-rated high yield securities of
                                 U.S. and foreign companies.


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health                 Capital appreciation. The fund pursues            Putnam Investment  Management, LLC
Sciences Fund - Class IB Shares  its goal by investing mainly in growth stocks of companies in the health
                                 sciences industries. Under normal
                                 circumstances, the fund invests at least
                                 80% of its net assets in securities of
                                 (a) companies that derive at least 50% of
                                 their assets, revenues or profits from
                                 the pharmaceutical, health care services,
                                 applied research and development and
                                 medical equipment and supplies
                                 industries, or (b) companies we think
                                 have the potential for growth as a result
                                 of their particular products, technology,
                                 patents or other market advantages in the
                                 health sciences industries.

Putnam VT Small Cap              Capital appreciation. The fund pursues            Putnam Investment Management, LLC
Value Fund - Class IB Shares     its goal by investing mainly in common
                                 stocks of U.S. companies, with a focus on
                                 value stocks. Under normal circumstances,
                                 the fund invests at least 80% of net
                                 assets in small companies of a size
                                 similar to those in the Russell 2000
                                 Value Index.

Van Kampen Life Investment       Seeks capital growth and income through           Van Kampen Asset Management
Trust Comstock Portfolio         investments in equity securities,
Class II Shares                  including common stocks, preferred stocks
                                 and securities convertible into common
                                 and preferred stocks.

Wanger U.S. Smaller Companies    Long-term growth of capital. Invests              Columbia Wanger Asset Management, L.P.
                                 primarily in stocks of small- and
                                 medium-size U.S. companies with
                                 capitalizations of less than $5 billion
                                 at time of purchase.

Wells Fargo VT Asset             Long-term total return consistent with            Wells Fargo Funds Management, LLC,
Allocation Fund                  reasonable risk. Invests in equity and            adviser; Wells Capital Management
                                 fixed-income securities in varying                Incorporated, subadviser.
                                 proportions, with "neutral" target
                                 allocation of 60% equity securities and
                                 40% fixed-income securities. The Fund
                                 invests its equity portion of assets in
                                 common stocks to replicate the S&P 500(R)
                                 Index and its fixed-income portion of
                                 assets in U.S. Treasury Bonds to
                                 replicate the Lehman Brothers 20+
                                 Treasury Index. The Fund seeks to
                                 maintain a 95% or better performance
                                 correlation with the respective indexes.

Wells Fargo VT Equity            Long-term capital appreciation and                Wells Fargo Funds Management, LLC,
Income Fund                      above-average dividend income. Invests in         adviser;  Wells Capital Management
                                 the common stocks of  large U.S.                  Incorporated, subadviser.
                                 companies with strong return potential
                                 and  above-average dividend income.
                                 Investments are principally in securities
                                 of companies with a market capitalization
                                 of $3 billion or more.

Wells Fargo VT Equity            Long-term capital appreciation and                Wells Fargo Funds Management, LLC,
Value Fund                       above-average dividend income. Invests            adviser;  Wells Capital Management
                                 primarily in equity securities  that we           Incorporated, subadviser.
                                 believe are undervalued in relation to
                                 various valuation measures, and that have
                                 strong return potential and above-average
                                 dividend income. Investments are
                                 principally in securities of companies
                                 with a market capitalization of $3
                                 billion or more.


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
Wells Fargo VT Growth Fund       Long-term capital appreciation. Invests           Wells Fargo Funds Management, LLC,
                                 primarily in common stocks and other              adviser;  Wells Capital Management
                                 equity securities of companies that we            Incorporated, subadviser.
                                 believe have a strong earnings growth
                                 trend  and that we believe have
                                 above-average prospects for future growth
                                 and with market capitalization of $3
                                 billion or more.

Wells Fargo VT International     Total return with an emphasis on                  Wells Fargo Funds Management, LLC,
Equity Fund                      long-term capital appreciation. Invests           adviser;  Wells Capital Management
                                 principally in equity securities of               Incorporated, subadviser.
                                 companies based in developed foreign
                                 countries and emerging markets.

Wells Fargo VT Large Company     Long-term capital appreciation. Invests           Wells Fargo Funds Management, LLC,
Growth Fund                      in the common stocks of large U.S.                adviser; Peregrine Capital Management,
                                 companies that have superior  growth              Inc., subadviser.
                                 potential. Investments are principally in
                                 securities of companies with market
                                 capitalizations of $3 billion  or more.

Wells Fargo VT Money             Current income, while preserving capital          Wells Fargo Funds Management, LLC,
Market Fund                      and liquidity. Invests primarily in               adviser; Wells Capital Management
                                 high-quality money market instruments.            Incorporated, subadviser.

Wells Fargo VT Small             Long-term capital appreciation. Focus is          Wells Fargo Funds Management, LLC,
Cap Growth Fund                  on companies believed to have                     adviser;  Wells Capital Management
                                 above-average growth potential or that            Incorporated, subadviser.
                                 may be involved in new or innovative
                                 products, services and processes. Invests
                                 principally in securities of companies
                                 with market capitalizations that are
                                 equal to or lower than the company with
                                 the largest market capitalization in the
                                 Russell 2000 Index, which is considered a
                                 small capitalization index that is
                                 expected to change frequently.

Wells Fargo VT Total             Total return consisting of income and             Wells Fargo Funds Management, LLC,
Return Bond Fund                 capital appreciation. The fund invests in         adviser;  Wells Capital Management
                                 a broad range of investment grade                 Incorporated, subadviser.
                                 securities, including U.S. Government
                                 obligations, corporate bonds,
                                 asset-backed securities and money market
                                 instruments. The Fund invests in debt
                                 securities that offer attractive yields
                                 and are undervalued relative to issues of
                                 similar credit quality and interest rate
                                 sensitivity.


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

THE GUARANTEE PERIOD ACCOUNTS (GPAs)

The GPAs are not available for contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states. Any reference in this prospectus to the GPAs, and any contract features or benefits associated with the GPAs are deleted for contracts issued in Maryland, Oregon, Pennsylvania and Washington and any other state that does not allow investment in the GPAs.


You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time vary by state. The required minimum investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on contract value currently in a GPA.


The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses.

WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see "Market Value Adjustment (MVA)" below). During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state. (EXCEPTION: If you have selected a Portfolio Navigator asset allocation model that contains a GPA, we will automatically transfer the contract value in the maturing GPA into a new GPA of the same term at the end of the guarantee period.)


We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.


We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:


- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelp's) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)


We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor(SM) Withdrawal Benefit, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

- automatic rebalancing under any Portfolio Navigator asset allocation model we offer which contains one or more GPAs. However, an MVA will apply if you reallocate to a different Portfolio Navigator asset allocation model;

- amounts applied to an annuity payout plan while a Portfolio Navigator asset allocation model containing one or more GPAs is in effect;

-    amounts withdrawn for fees and charges; or

-    amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.


The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


                 IF YOUR GPA RATE IS:                           THE MVA IS:
           Less than the new GPA rate + 0.10%                    Negative
           Equal to the new GPA rate + 0.10%                     Zero
           Greater than the new GPA rate + 0.10%                 Positive

For examples, see Appendix A.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT


Your registered representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you apply, you may select (if available):

-    GPAs and/or subaccounts in which you want to invest(1);

-    how you want to make purchase payments;

-    the optional Portfolio Navigator asset allocation program(2);

-    the optional MAV Death Benefit(3);

-    the optional 5% Accumulation Death Benefit(3);

-    the optional Enhanced Death Benefit(3);


-    the optional Guarantor(SM) Withdrawal Benefit rider(4);


-    the optional Income Assurer Benefit(SM) - MAV rider(5);

- the optional Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider(5);

- the optional Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider(5);

-    the optional Benefit Protector(SM) rider(6);

-    the optional Benefit Protector(SM) Plus rider(6);

-    the length of the withdrawal charge schedule (six or eight years); and

-    a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

(2)  There is no additional charge for this feature.


(3) Available if you and the annuitant are age 79 or younger at contract issue. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with the Benefit Protector(SM) and Benefit Protector(SM) Plus.

(4) Available if you and the annuitant are age 79 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or any Income Assurer Benefit(SM) rider. May not be available in all states.

(5) Available if the annuitant is age 75 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or Guarantor(SM) Withdrawal Benefit rider. May not be available in all states.

(6) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit. May not be available in all states.


The contract provides for allocation of purchase payments to the GPAs and/or to the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs.


If your application is complete, we will process it and apply your purchase payment to the GPAs and subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

THE RETIREMENT DATE


Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities on the date specified below. You can also select a date within the maximum limits. You can align this date with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

-    no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions by some other IRS approved method, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later.


BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

MINIMUM INITIAL PURCHASE PAYMENT
     $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
     $50 for SIPs.
     $100 for any other type of payment.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*
     $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. For qualified annuities, the tax-deferred retirement plan's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP


Contact your registered representative to complete the necessary SIP paperwork.


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENT CREDITS

You will receive a purchase payment credit with every payment you make to your contract. We apply this credit immediately. We allocate the credit to the GPAs and subaccounts in the same proportions as your purchase payment. We apply the credit as a percentage of your current payment based on the following schedule:

         IF TOTAL NET PAYMENTS* MADE DURING       THEN THE PURCHASE PAYMENT
         THE LIFE OF THE CONTRACT EQUALS...      CREDIT PERCENTAGE EQUALS...
           $10,000 to less than $100,000                     2%
           $100,000 to less than $250,000                    3
           $250,000 and over                                 4

* Net payments equal total payments less total withdrawals.

If you make any additional payments that cause the contract to become eligible for a higher percentage credit, we will add credits to your prior payments (less total withdrawals). We allocate credits according to the purchase payment allocation on the date we add the credits to the contract.

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of these higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is available because of lower costs associated with larger sized contracts and through revenue from a higher and longer withdrawal charge schedule, a higher contract administrative charge and a higher mortality and expense risk fee. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary. We prorate this charge among the GPAs and subaccounts in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs. We cannot increase these fees.

These fees are based on the death benefit guarantee that applies to your contract.

                                                                                  MORTALITY AND
IF YOU SELECT A SIX-YEAR WITHDRAWAL CHARGE SCHEDULE AND:                        EXPENSE RISK FEE
     ROP Death Benefit                                                                 1.50%
     MAV Death Benefit                                                                 1.70
     5% Accumulation Death Benefit                                                     1.85
     Enhanced Death Benefit                                                            1.90

                                                                                  MORTALITY AND
IF YOU SELECT AN EIGHT-YEAR WITHDRAWAL CHARGE SCHEDULE AND:                     EXPENSE RISK FEE
     ROP Death Benefit                                                                  1.25%
     MAV Death Benefit                                                                  1.45
     5% Accumulation Death Benefit                                                      1.60
     Enhanced Death Benefit                                                             1.65

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTOR(SM) WITHDRAWAL BENEFIT (RIDER) FEE


We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. If selected, we deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor(SM) Withdrawal Benefit, you may not cancel it and the fee will continue to be deducted until the contract is terminated or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the Guarantor(SM) Withdrawal Benefit fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor(SM) Withdrawal Benefit fee does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this fee and/or charge a separate fee for each asset allocation model for new contract owners. The Guarantor(SM) Withdrawal Benefit fee will not exceed a maximum charge of 2.50%.

We cannot change the Guarantor(SM) Withdrawal Benefit fee after the rider effective date unless:


(a)  you choose the annual Elective Step Up;

(b) you change your Portfolio Navigator asset allocation model after we have exercised our rights to increase the fee;

(c) you change your Portfolio Navigator asset allocation model after we have exercised our rights to charge a separate fee for each model.

If you choose the Elective Step Up or change your Portfolio Navigator model after we have exercised our rights to increase the fee as described above, you will pay the fee we then charge.


If you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit fee will not change until the third contract anniversary, when it may change to the fee that was offered at the time of your last Elective Step Up.


The fee does not apply after annuity payouts begin or the contract terminates.

INCOME ASSURER BENEFIT(SM) RIDER FEE


We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) is as follows:


                                                                                MAXIMUM           CURRENT
Income Assurer Benefit(SM) - MAV                                                 2.50%             0.55%
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                        2.75              0.70
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base      3.00              0.75

We deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate Income Assurer Benefit(SM) fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit(SM) fee does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this fee and/or charge a separate fee for each model for new contract owners but not to exceed the guaranteed charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model after we have exercised our rights to increase the fee and/or charge a separate fee for each model. If you decide to change your Portfolio Navigator model after we have exercised our rights to increase the fees for new contract holders, you will pay the fee we then charge. The fee does not apply after annuity payouts begin or the Income Assurer Benefit(SM) terminates.

For examples, see Appendix B.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM)) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs and subaccounts in the same proportion your interest in each account bears to your total contract value.

When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value.

When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than ten years before the date of withdrawal.

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. If you choose a six-year withdrawal charge schedule, for example, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the sixth year after it is made is 2%. At the beginning of the seventh year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.


You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below. The TFA is defined as the maximum of (a) and (b) where:


     (a)  is 10% of your prior anniversary's contract value, and

     (b)  is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.


If you elected the Guarantor(SM) Withdrawal Benefit rider at issue, the TFA of your contract will be defined as the maximum of (a), (b) or (c) where:


     (a)  is 10% of your prior anniversary's contract value,

     (b)  is current contract earnings, and

     (c)  is your current Guaranteed Benefit Payment.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:


1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value or your contract's guaranteed benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your guaranteed benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                   (ACV - XSF)
     PPW = XSF + ------------- X (PPNPW - XSF)
                   (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the withdrawal charge schedule you selected:

               SIX-YEAR SCHEDULE                                                    EIGHT-YEAR SCHEDULE
YEARS FROM PURCHASE           WITHDRAWAL CHARGE                      YEARS FROM PURCHASE            WITHDRAWAL CHARGE
  PAYMENT RECEIPT                PERCENTAGE                            PAYMENT RECEIPT                 PERCENTAGE
        1                            8%                                       1                            8%
        2                            8                                        2                            8
        3                            8                                        3                            8
        4                            6                                        4                            8
        5                            4                                        5                            8
        6                            2                                        6                            6
        Thereafter                   0                                        7                            4
                                                                              8                            2
                                                                              Thereafter                   0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

For example, see Appendix C.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")



                                                  IF YOUR AIR IS 3.5%, THEN YOUR      IF YOUR AIR IS 5%, THEN YOUR
                                                   DISCOUNT RATE PERCENT (%) IS:      DISCOUNT RATE PERCENT (%) IS:
SIX-YEAR WITHDRAWAL CHARGE SCHEDULE                             6.50%                              8.00%
EIGHT-YEAR WITHDRAWAL CHARGE SCHEDULE                           6.25%                              7.75%


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

-    withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent that it exceeds contract earnings;


- if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's guaranteed benefit payment to the extent it exceeds the greater of contract earnings or 10% of your prior anniversary's contract value;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract, currently in force;


-    contracts settled using an annuity payout plan;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period*; and - death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin but we reserve the right to deduct this tax at other times, such as when you make purchase payments or when you make a full withdrawal from your contract.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs

We value the amounts you allocated to the GPAs directly in dollars. The value of a GPA equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs;

-    plus any purchase payment credits allocated to the GPAs;

-    plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

-    minus any prorated portion of the contract administrative charge;


- minus any prorated portion of the Guarantor(SM) Withdrawal Benefit rider fee (if applicable);


- minus any prorated portion of an Income Assurer Benefit(SM) rider fee (if applicable);

- minus any prorated portion of the Benefit Protector(SM) rider fee (if applicable); and

- minus any prorated portion of the Benefit Protector(SM) Plus rider fee (if applicable).

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-    dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-    additional purchase payments you allocate to the subaccounts;

-    any purchase payment credits allocated to the subaccounts;

-    transfers into or out of the subaccounts;

-    partial withdrawals;

-    withdrawal charges;

and a deduction of:

-    a prorated portion of the contract administrative charge;


- a prorated portion of the Guarantor(SM) Withdrawal Benefit rider fee (if applicable);


- a prorated portion of an Income Assurer Benefit(SM) rider fee (if applicable);

- a prorated portion of the Benefit Protector(SM) rider fee (if applicable); and/or

- a prorated portion of the Benefit Protector(SM) Plus rider fee (if applicable).

Accumulation unit values will fluctuate due to:

-    changes in funds' net asset value;

-    dividends distributed to the subaccounts;

-    capital gains or losses of funds;

-    fund operating expenses; and/or

- mortality and expense risk fee and the variable account administrative charge.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year GPA to one or more subaccounts. Only the one-year GPA is available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                   NUMBER
                                                                  AMOUNT               ACCUMULATION               OF UNITS
                                            MONTH                INVESTED               UNIT VALUE                PURCHASED
By investing an equal number
of dollars each month...                    Jan                    $100                    $20                       5.00

                                            Feb                     100                     18                       5.56

you automatically buy                       Mar                     100                     17                       5.88
more units when the
per unit market price is low...    ---->    Apr                     100                     15                       6.67

                                            May                     100                     16                       6.25

                                            Jun                     100                     18                       5.56

                                            Jul                     100                     17                       5.88

and fewer units                             Aug                     100                     19                       5.26
when the per unit
market price is high.              ---->    Sept                    100                     21                       4.76

                                            Oct                     100                     20                       5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.


Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your registered representative.

Automated dollar-cost averaging is not available when a Portfolio Navigator asset allocation model is in effect (see "Asset Allocation Program" below).


ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to any GPA except under any Portfolio Navigator asset allocation model. There is no charge for asset rebalancing. The contract value must be at least $2,000.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your registered representative.

Different rules apply to asset rebalancing under a Portfolio Navigator asset allocation model (see "Asset Allocation Program" below).

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

ASSET ALLOCATION PROGRAM

We currently offer an asset allocation program called Portfolio Navigator. There is no charge for this asset allocation program. You may elect to participate in the asset allocation program. If you purchase an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to an asset allocation model portfolio that consists of subaccounts and may include certain GPAs (in those states where the GPAs are available) that represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur. Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

Your sales representative can help you determine which asset allocation model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five asset allocation model portfolios ranging from conservative to aggressive. You may not use more than one asset allocation model portfolio at a time. You are allowed to request a change to another asset allocation model portfolio twice per contract year. Each asset allocation model portfolio specifies allocation percentages to each of the subaccounts and any GPAs that make up that asset allocation model portfolio. By participating in the asset allocation program, you authorize us to invest your purchase payments and purchase payment credits in the subaccounts and any GPAs according to the allocation percentages stated for the specific asset allocation model portfolio you have selected. You also authorize us to automatically rebalance your contract values quarterly on a date we select in order to maintain alignment with the allocation percentages specified in the asset allocation model portfolio.

Special rules apply to the GPAs when they are included in an asset allocation model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific asset allocation model portfolio (but an MVA will apply if you elect to move to a different asset allocation model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in an asset allocation model portfolio (see "Guarantee Period Account -- Market Value Adjustment").

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. However, you cannot elect to participate in the asset allocation program again until nine months after the date you discontinue your participation in the asset allocation program.

If you are required to participate in the asset allocation program because you purchased an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you may not discontinue your participation in the asset allocation program unless permitted in accordance with the terms of the rider; however, you have the right at all times to make a full withdrawal of your contract value (see "Withdrawals").

Because the Guarantor(SM) Withdrawal Benefit requires that your contract value be invested in one of the asset allocation model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the asset allocation model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the asset allocation model portfolios. At all other times if you do not want to participate in any of the asset allocation model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) IS IN EFFECT.

We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you. If permitted under applicable securities law, we reserve the right to:

- automatically reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio; or,

- reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio with your consent.

We also reserve the right to discontinue the asset allocation program for those who elect to participate in it while maintaining the asset allocation program, or a similar program, for contract owners who have selected an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider. We will give you 30 days' written notice of any such change.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

TRANSFERRING BETWEEN ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator asset allocation model is in effect.

You may transfer contract value from any one subaccount or GPA to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs. We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of GPAs will be subject to a MVA if done more than 30 days before the end of the Guarantee Period unless an exception applies (see "The Guarantee Period Account (GPAs) -- Market Value Adjustment (MVA)").


We may suspend or modify transfer privileges at any time.


WE SEEK TO PREVENT MARKET TIMING. DO NOT INVEST IN THE CONTRACT IF YOU ARE A MARKET TIMER. MARKET TIMING IS A PRACTICE OF TRANSFERRING ASSETS AMONG SUBACCOUNTS IN AN EFFORT TO TAKE ADVANTAGE OF SHORT-TERM MARKET MOVEMENTS OR PRICE FLUCTUATIONS. MARKET TIMING CAN IMPACT THE PERFORMANCE OF THE FUNDS AND HARM CONTRACT OWNERS.

Because we try to distinguish market timing from transfers we believe are not harmful to the funds or contract owners, such as periodic rebalancing or dollar cost averaging, there is no set number of transfers you can make without being identified as a market timer.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-    requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-    not accepting telephone or electronic transfer requests;

-    requiring a minimum time period between each transfer;

-    not accepting transfer requests of an agent acting under power of attorney;

-    limiting the dollar amount that you may transfer at any one time; or

-    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we intend to apply the policy described above to all contract owners. We will notify you in writing of our decision to impose any modification, restriction or suspension of your transfers.

In addition, each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing. You should read the prospectuses for the funds for more details.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because the variable account may invest in the funds on an omnibus basis, the funds may not be able to detect and deter market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the funds and harm contract owners.


For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs at any time.


- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive a MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Account (GPAs) -- Market Value Adjustment
     (MVA)").


- If you select a variable annuity payout, once annuity payouts begin you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

-    Once annuity payouts begin, you may not make any transfers to the GPAs.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide TIN may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS


Your registered representative can help you set up automated transfers or partial withdrawals among your subaccounts or GPAs.


You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals: $100 monthly
                          $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. If you have elected the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits -- Guarantor(SM) Withdrawal Benefit"). If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges, or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts and the GPAs in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount or GPA must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

-    payable to you;

-    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     -- the withdrawal amount includes a purchase payment check that has not cleared;

     --   the NYSE is closed, except for normal holiday and weekend closings;

     --   trading on the NYSE is restricted, according to SEC rules;

     -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     --   you are at least age 59 1/2;

     --   you are disabled as defined in the Code;

     --   you severed employment with the employer who purchased the contract;
          or

     --   the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus rider, the riders will terminate upon transfer of ownership of your annuity contract. The Guarantor(SM) Withdrawal Benefit rider will continue upon transfer of ownership of your annuity contract (see "Optional Benefits").


BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

-    ROP Death Benefit;

-    MAV Death Benefit;

-    5% Accumulation Death Benefit;

-    Enhanced Death Benefit.


If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. The ROP Death Benefit is not available with the Guarantor(SM) Withdrawal Benefit or Income Assurer Benefit(SM) riders. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")


Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

     ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND              PW X DB
      MAV DEATH BENEFITS)                                            = -------
                                                                          CV

     PW = the partial withdrawal including any applicable withdrawal charge or
          MVA.
     DB = the death benefit on the date of (but prior to) the partial withdrawal.
     CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)  current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


5% VARIABLE ACCOUNT FLOOR: This is the sum of the value of your GPAs and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

-    the amounts allocated to the subaccounts at issue increased by 5%;

-    plus any subsequent amounts allocated to the subaccounts;

-    minus adjusted transfers and partial withdrawals from the subaccounts.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

     5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR ADJUSTED    PWT X VAF
      PARTIAL WITHDRAWALS                                      = ---------
                                                                     SV


     PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge) from the subaccounts.

     VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

     SV = value of the subaccounts on the date of (but prior to) the transfer of partial withdrawal.


For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and purchase payment credits allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.


RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, we will pay the beneficiary the greater of these two values:

1.   contract value; or

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals.


The ROP Death Benefit is not available with the optional Guarantor(SM) Withdrawal Benefit or Income Assurer Benefit(SM) riders. The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.


For example, see Appendix D.



IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.


MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these three values:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3.   the MAV on the date of death.

For example, see Appendix D.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these three values:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or


3.   the 5% variable account floor.


For example, see Appendix D.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these four values:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals;

3.   the MAV on the date of death; or


4.   the 5% variable account floor.


For example, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE


When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The Guarantor(SM) Withdrawal Benefit, if selected, will continue (see "Optional Benefits").


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


     Your spouse may elect to assume ownership of the contract at any time before annuity payments begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The Income Assurer Benefit(SM) rider and the Benefit Protector(SM) Plus rider, if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Guarantor(SM) Withdrawal Benefit, if selected, will continue (see "Optional Benefits").


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

     - the beneficiary asks us in writing within 60 days after we receive proof of death; and

     -    payouts begin no later than one year following the year of your death;
          and

     - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL BENEFITS


GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The Guarantor(SM) Withdrawal Benefit requires that you elect one of the asset allocation models of the Portfolio Navigator (see "Making the Most of Your Contract -- Asset Allocation Program"). This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts and all of the GPAs that are available under the contract to other contract holders who do not elect this rider. The amount you may allocate or transfer within the model portfolio you select is limited by the percentage allocation established within the model for each subaccount and GPA (if available).

The Guarantor(SM) Withdrawal Benefit is an optional benefit that you may select for an additional annual charge. The Guarantor(SM) Withdrawal Benefit provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals that total an amount equal to your purchase payments plus any purchase payment credits. This guarantee will remain in effect if partial withdrawals do not exceed an amount equal to the Guaranteed Benefit Payment (GBP -- the withdrawal amount you are entitled to take each contract year). As long as your withdrawals do not exceed the GBP each contract year, you will not be assessed a withdrawal charge. If you choose to withdraw an amount greater than the GBP in a contract year (excess withdrawal):

- withdrawal charges, if applicable, will apply only to the excess withdrawal; and,

-    the Guaranteed Benefit Amount will be adjusted as described below; and

-    the Remaining Benefit Amount will be adjusted as described below.

An annual Elective Step Up option is available that will allow you to step up the Guaranteed Benefit Amount to 100% of the contract anniversary value, subject to the following rules:


- if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three years, the annual step up will not be available until the third contract anniversary;


- if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the excess withdrawal procedures discussed under the Guaranteed Benefit Amount and Remaining Benefit Amount headings below; and


- you may take withdrawals after the third contract anniversary without reversal of previous step ups.

If you exercise the annual step up election or change your Portfolio Navigator asset allocation model, the rider charge may change (see "Charges").


If this rider is available in your state and you and the annuitant are 79 or younger at contract issue, you may choose to add the Guarantor(SM) Withdrawal Benefit to your contract. You must elect the Guarantor(SM) Withdrawal Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. Once elected, the Guarantor(SM) Withdrawal Benefit may not be cancelled and the charge will continue to be deducted until the contract is terminated or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit, you may not elect the ROP Death Benefit or any Income Assurer Benefit(SM) riders.

Any partial withdrawals you take under the contract will reduce the value of the death benefits, Benefit Protector(SM) and Benefit Protector(SM) Plus riders (see "Benefits in Case of Death" and "Optional Benefits"). Withdrawals before age
59 1/2 may incur an IRS early withdrawal penalty and may be considered taxable income. Be sure to discuss with your registered representative whether the Guarantor(SM) Withdrawal Benefit is appropriate for your situation.


We reserve the right to restrict cumulative additional purchase payments.


The terms "Guaranteed Benefit Amount" and "Remaining Benefit Amount" are described below. Each is used in the operation of the GBP, the Elective Step Up and the Guarantor(SM) Withdrawal Benefit Annuity Payout Option.


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments and purchase payment credits, partial withdrawals in excess of the GBP, and step-ups.

The GBA is subject to a maximum of $5,000,000 and is determined at the following times:

1. CONTRACT ISSUE-- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

2. ADDITIONAL PURCHASE PAYMENTS ARE MADE -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional payment;

3. WHEN A PARTIAL WITHDRAWAL IS MADE-- if total withdrawals in the current contract year are less than or equal to the GBP, the GBA remains unchanged.


     IF:

     - total withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or

     - any withdrawals are made in a contract year after a step up but before the third contract anniversary,

     THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA:

     The GBA will automatically be reset to the lesser of (a) the GBA immediately prior to the withdrawal; or (b) the greater of the contract value immediately following the withdrawal or the reset Remaining Benefit Amount.

     If there have been multiple purchase payments, any reduction of the GBA due to this excess withdrawal procedure will be taken out of each payment's GBA proportionately.

     The partial withdrawal is the gross withdrawal and includes any withdrawal charge and market value adjustment; and

4.   AT STEP UP -- (see "Elective Step Up" below).

REMAINING BENEFIT AMOUNT

The Remaining Benefit Amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals.

The RBA is subject to a maximum of $5,000,000 and is determined at the following times:

1. CONTRACT ISSUE -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

2. ADDITIONAL PURCHASE PAYMENTS ARE MADE -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

3. WHEN A PARTIAL WITHDRAWAL IS MADE-- if total withdrawals in the current contract year are less than or equal to the GBP, the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal.


     IF:

     - total withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or

     - any withdrawals are made in a contract year after a step up but before the third contract anniversary,

     THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA:

     The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.


     If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

     - the withdrawal amount up to the RBP is taken out of each RBA bucket in proportion to its RBP at the time of the withdrawal; and


     - the withdrawal amount above the RBP and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

4.   AT STEP UP -- (see "Elective Step-Up" below).

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTEED BENEFIT PAYMENT

The GBP is the withdrawal amount that you are entitled to take each contract year until the RBA is depleted. The GBP is equal to the lesser of the RBA or 7% of the GBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.


The Total Free Amount (TFA) you are allowed to withdraw under the contract may be greater than the GBP. Any amount taken under the TFA provision in excess of the GBP would be subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. If you have a qualified annuity, you may be required to take a minimum distribution that is greater than your guarantee in any contract year. Any excess withdrawal due to a required distribution would be subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.


ELECTIVE STEP UP

If you do not take any partial withdrawals before the third contract anniversary, you have the option to increase the RBA to an amount equal to 100% of the contract anniversary value beginning on the first contract anniversary. The GBA step up will equal the greater of the GBA immediately prior to the step up or 100% of the contract anniversary value.

You may only step up if your contract anniversary value is greater than the RBA. The step up will be allowed only within 30 days after the contract anniversary. The effective step up date will be the contract anniversary date. Once a step up has been elected, another step up may not be elected until the next contract anniversary.


If you take any partial withdrawals before the third contract anniversary, the annual step up election is not available until the third contract anniversary. If you choose to step up on the first or second contract anniversary but then take a withdrawal before the third contract anniversary, any prior step-ups will be removed and the withdrawal will be considered an excess withdrawal subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.

GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. In addition to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.


Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid will not exceed the current total RBA. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

-    you will be paid according to the annuity payout option described above;

-    we will no longer accept additional purchase payments; and

-    you will no longer be charged for the rider.


If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit and the contract will terminate.


Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges.


NOTE: For special tax considerations associated with the Guarantor(SM) Withdrawal Benefit, see "Taxes."


For example, see Appendix E.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

INCOME ASSURER BENEFIT(SM) RIDERS

There are three optional Income Assurer Benefit(SM) riders available under your contract:

-    Income Assurer Benefit(SM) - MAV;

-    Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

-    Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit
     Base.


The Income Assurer Benefit(SM) riders require that you elect one of the asset allocation models of the Portfolio Navigator (see "Making the Most of Your Contract -- Asset Allocation Program"). This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts and all of the GPAs that are available under the contract to other contract holders who do not elect this rider. The amount you may allocate or transfer within the model portfolio you select is limited by the percentage allocation established within the model for each subaccount and GPA (if available).

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.


The general information in this section applies to each Income Assurer Benefit(SM) rider. This section is followed by a description of each specific Income Assurer Benefit(SM) rider and how it is calculated.

You should consider whether a Income Assurer Benefit(SM) rider is appropriate for you because:


- you must hold the Income Assurer Benefit(SM) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;


- the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator asset allocation model to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit(SM)");

- the Income Assurer Benefit(SM) rider terminates* on the contract anniversary after the annuitant's 86th birthday;

- you can only exercise the Income Assurer Benefit(SM) within 30 days after a contract anniversary following the expiration of the 10-year waiting period; and

-    there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(SM) is appropriate for you. Partial withdrawals you take from the contract to satisfy minimum required distributions will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(SM) rider with a qualified annuity, such as an IRA.

If the Income Assurer Benefit(SM) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(SM) rider you select (see "Charges -- Income Assurer Benefit(SM) Rider Fee"). The effective date of the rider will be the contract issue date. The ROP Death Benefit and the Guarantor(SM) Withdrawal Benefit rider are not available with any Income Assurer Benefit(SM) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a Income Assurer Benefit(SM) rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your registered representative whether an Income Assurer Benefit(SM) rider is appropriate for your situation.


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFITS(SM) IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The Guaranteed Income Benefit Base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your annuity without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.


EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under Contract Data and will include the AXP(R) Variable Portfolio - Cash Management and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded Investment Options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments and purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.


PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges) to the contract value on the date of (but prior to) the partial withdrawal, and

(b)  is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as excluded investment options under Contract Data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your asset allocation model to one that causes the rider charge to increase.

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

- you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the Waiting Period;

-    the annuitant on the retirement date must be between 50 to 86 years old;
     and

- you can only take an annuity payment in one of the following annuity payment plans:

     1)   Plan A-- Life Annuity - No Refund;

     2)   Plan B -- Life Annuity with Ten or Twenty Years Certain;

     3)   Plan D -- Joint and Last Survivor Life Annuity - No Refund;

     4) Plan D -- Joint and Last Survivor Life Annuity with Twenty Years Certain; or

     5)   Plan E -- Twenty Years Certain


After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payments with a guaranteed minimum initial payment or a combination of the two options.

Fixed annuity payments under this rider will occur at the guaranteed annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate. These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:


     P SUB(t-1) (1 + i)  =  P SUB(t)
     -----------------
           1.05

           P SUB(t-1) = prior annuity payout

           P SUB(t)   = current annuity payout

           i          = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.


TERMINATING THE RIDER

Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;


- you may terminate the rider any time after the expiration of the waiting period;


- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

- the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(SM) - MAV


The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:


1.   contract value; or


2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or


3.   the Maximum Anniversary Value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)  current contract value; or


(b) total payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1.   contract value less the Market Value Adjusted Excluded Payments; or

2. total purchase payments plus purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.   the MAV, less Market Value Adjusted Excluded Payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

For example, see Appendix F.


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

The Guaranteed Income Benefit Base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1.   contract value; or


2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.   the 5% variable account floor.

VARIABLE ACCOUNT FLOOR - The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total of your initial purchase payment and purchase payment credit allocated to the protected investment options; plus

- any other purchase payment and purchase payment credit that you allocated to the protected investment options less adjusted withdrawals and adjusted transfers for any withdrawals or transfers you made from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and purchase payment credit allocated to the protected investment options.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:


(a) is the amount of purchase payment and purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.


The cap on the variable account floor is 200% of the sum of purchase payments and purchase payment credits allocated to the protected investment options that have not subsequently been withdrawn or transferred out of the protected investment options.


The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.


Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1.   contract value less the Market Value Adjusted Excluded Payments; or

2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3.   the 5% variable account floor, less 5% Adjusted Excluded Payments.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE OF EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit, multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

NOTE: The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and purchase payment credit accumulated at 5% for the number of full contract years they have been in the contract.

For example, see Appendix F.


INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE


The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:


1.   the contract value;


2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;


3.   the MAV (described above); or


4.   the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1.   contract value less the Market Value Adjusted Excluded Payments;

2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3.   the MAV, less Market Value Adjusted Excluded Payments (described above); or

4. the 5% variable account floor, less 5% Adjusted Excluded Payments (described above).

For example, see Appendix F.


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))


The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Be sure to discuss with your registered representative whether or not the Benefit Protector is appropriate for your situation.


If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. Generally, you must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the, Benefit Protector(SM) Plus, 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.


The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

-    the applicable death benefit, plus

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE BENEFIT PROTECTOR(SM)

-    You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector(SM), see "Taxes."

For example, see Appendix G.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)


The Benefit Protector(SM) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year. Be sure to discuss with your registered representative whether or not the Benefit Protector Plus is appropriate for your situation.


If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to your contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for purchases through a transfer or exchange. You may not select this rider if you select the Benefit Protector(SM) Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.


The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

-    the benefits payable under the Benefit Protector(SM) described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                              PERCENTAGE IF YOU AND THE ANNUITANT ARE           PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                 UNDER AGE 70 ON THE RIDER EFFECTIVE DATE          70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                    0%                                                0%
Three and Four                                10%                                             3.75%
Five or more                                  20%                                              7.5%

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:


-    the applicable death benefit, plus:


                              IF YOU AND THE ANNUITANT ARE UNDER                IF YOU OR THE ANNUITANT ARE AGE
CONTRACT YEAR                 AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...       70 OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One                           Zero                                              Zero

Two                           40% X earnings at death (see above)               15% X earnings at death

Three and Four                40% X (earnings at death + 25% of                 15% X (earnings at death + 25% of
                              initial purchase payment*)                        initial purchase payment*)

Five or more                  40% X (earnings at death + 50% of                 15% X (earnings at death + 50% of
                              initial purchase payment*)                        initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

-    You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector(SM) Plus, see "Taxes."

For example, see Appendix H.

THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.


You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the subaccounts to provide variable annuity payouts. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-    the annuity payout plan you select;

-    the annuitant's age and, in most cases, sex;

-    the annuity table in the contract; and

-    the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUITY PAYOUT PLANS

Some of the following annuity payout plans may not be available if you have selected certain optional riders. Some annuity payout plans may be available only if you have selected certain optional riders (see "Optional Benefits").

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN B - LIFE ANNUITY WITH 20 YEARS CERTAIN: This annuity payout plan is only available if you have an Income Assurer Benefit(SM) rider. We make monthly payments for a guaranteed payout period of 20 years. If the annuitant dies, we will continue to pay the beneficiary until the 20-year period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guarantee payout period, we will continue to make payouts until the annuitants death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: This annuity payout plan is available only if you have an Income Assurer Benefit(SM) rider. Monthly annuity payments will be paid during the life time of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payments during the lifetime of the survivor. If the survivor dies before we have made payments for twenty years, we continue to make payments to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payment is made.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (EXCEPTION: If you have an Income Assurer Benefit(SM) and elect the annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 5.07% and 7.22% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


- GUARANTOR(SM) WITHDRAWAL BENEFIT - ANNUITY PAYOUT OPTION: If you have a Guarantor(SM) Withdrawal Benefit rider under your contract, you may elect the Guarantor(SM) Withdrawal Benefit fixed annuity payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us. Under this option, the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid will not exceed the current total RBA (see "Optional Benefits -- Guarantor(SM) Withdrawal Benefit"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or

- in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary; or

- over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.


IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.


NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.


ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


WITHDRAWALS: If you withdraw part or all of your nonqualified contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. Payments made upon the death of the annuitant may be subject to the 10% penalty.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

PENALTIES: If you receive amounts from your contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-    because of your death;

-    because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or

-    if it is allocable to an investment before Aug. 14, 1982.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES


Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's SPD, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.


ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHHOLDING: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-    the payout is a minimum distribution required under the Code;

-    the payout is made on account of an eligible hardship; or

-    the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-    because of your death;

-    because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment after you attain age 55 (TSAs only); or

-    to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT, ENHANCED DEATH BENEFIT, GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.


COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge your qualified contract.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-    the reserve held in each subaccount for your contract; divided by

-    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-    laws or regulations change;

-    the existing funds become unavailable; or

-    in our judgment, the funds no longer are suitable for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.


We may also:

-    add new subaccounts;

-    combine any two or more subaccounts;

-    make additional subaccounts investing in additional funds;

-    transfer assets to and from the subaccounts or the variable account; and

-    eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


American Express Financial Advisors, Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through its registered representatives and through unaffiliated broker-dealers (selling firms) and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay sales commissions through AEFA to selling firms or their affiliated insurance agencies of up to 7% of purchase payments. We may also pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. A selling firm may elect to receive a lower sales commission on each purchase payment along with a quarterly supplemental trail commission beginning on or after the first contract anniversary of up to 1.25% of contract value for as long as the contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments. Selling firms may be required to return sales commissions under certain circumstances. AEFA and other unaffiliated broker dealers may receive sales commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. From time to time and in accordance with applicable laws and regulations we will pay or permit other promotional incentives in cash or credit or other compensation.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup a portion of the sales commissions and other distribution expenses we pay through certain fees and charges described in this prospectus (see "Expense Summary"), including withdrawal charges and mortality and expense risk charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

ISSUER


We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our home office is located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is: American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.


STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

LEGAL PROCEEDINGS


The SEC, the National Association of Securities Dealers, Inc. and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. We have received requests for information and have been contacted by regulatory authorities concerning our practices and are cooperating fully with these inquiries.

We and our affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of our respective business activities. We believe we have meritorious defenses to each of these actions and intend to defend them vigorously. We believe that we are not a party to, nor are any of our properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on our consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE

SELECTED FINANCIAL DATA

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


(THOUSANDS)                                               2003           2002          2001            2000         1999
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                 $   372,194     $   292,067   $   271,718    $   299,759   $   322,746
Net gain (loss) on investments                             25,105               3       (89,920)           469         6,565
Other                                                      21,318          18,906        16,245         12,248         8,338
TOTAL REVENUES                                        $   418,617     $   310,976   $   198,043    $   312,476   $   337,649
INCOME (LOSS) BEFORE INCOME TAXES                     $    56,704     $   (52,177)  $   (63,936)   $    28,452   $    50,662
NET INCOME (LOSS)                                     $    37,629     $   (33,690)  $   (41,728)   $    24,365   $    33,987
TOTAL ASSETS                                          $ 8,735,643     $ 8,026,730   $ 5,275,681    $ 4,652,221   $ 4,603,343


MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS


American Enterprise Life follows accounting principles generally accepted in the United States (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts and universal life-type insurance.

REVENUES

Net investment income increased 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Gross realized gains on sales of securities classified as Available-for-Sale, using the specific identification method, were $65.8 million and $38.2 million for the years ended December 31, 2003 and 2002, respectively. Gross realized losses on sales were ($30.3 million) and ($17.6 million) for the same periods. American Enterprise Life also recognized losses of ($9.3 million) and ($14.5 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003 and 2002, respectively. Realized gains and losses on Available-for-Sale securities are reflected in net realized gain
(loss) on investments. Also included in net realized gain (loss) on investment is ($1.1 million) and ($6.1 million) in loan loss provisions for mortgage loans on real estate for the years ended December 31, 2003 and 2002, respectively.

EXPENSES

Total benefits and expenses decreased slightly from $363.2 million in 2002 to $361.9 million in 2003. The increase in interest credited on investment contracts and universal life-type contracts was offset by a substantial decrease in other insurance and operating expenses as well as a slight decrease in amortization of DAC. Interest credited on investment contracts and universal-type insurance increased 19 percent reflecting higher average levels of fixed annuities in force, partially offset by lower crediting rates as a result of the relatively low interest rate environment.

Other insurance and operating expenses decreased 40 percent, partially reflecting favorable market value changes on interest rate swaps during 2003 compared to unfavorable market value changes in 2002. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed-annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

Amortization of deferred policy acquisition costs (DAC) was 6 percent lower in 2003 than 2002. This reflected a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions. See the DAC and related adjustments discussion below for further information.

The 2003 versus 2002 change in the income tax provision (benefit) reflects pre-tax income of $56.7 million during the year ended December 31, 2003, while during the year ended December 31, 2002, the American Enterprise Life incurred a pre-tax loss of $52.2 million.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

The costs of acquiring new business, including, for example, direct sales commissions, policy issue costs and other related costs have been deferred on the sale of annuity contracts. Deferred policy acquisition costs (DAC) for certain annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. DAC for other annuities are amortized using the interest method.

Amortization of DAC requires the use of certain assumptions including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable annuities. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. This rate is net of asset fees, and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period that such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2003 and 2002 that impacted the DAC balance and expenses.

In the third quarter of 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

In the third quarter of 2002, American Enterprise Life reset its customer asset value growth rate assumptions for variable annuity products to anticipate near-term and long-term growth at an annual rate of 7%. This action resulted in a $4.6 million increase in DAC amortization expense.

American Enterprise Life uses a mean reversion method as a guideline in setting the near-term customer asset value growth rate, also referred to as the mean reversion rate. In periods when market performance results in actual contract value growth at a rate different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. For example, if actual contract value growth during a quarter is less than 7% on an annualized basis, American Enterprise Life would increase the mean reversion rate assumed over the near term to the rate needed to achieve the long-term annualized growth rate of 7% by the end of that period, assuming this long-term view is still appropriate.

DAC of $346.0 million related to annuities was on American Enterprise Life's consolidated balance sheet at December 31, 2003. The DAC balance was $260.6 million at December 31, 2002, and was also related to annuities.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

American Enterprise Life's net loss was $33.7 million in 2002, compared to a net loss of $41.7 million in 2001. Loss before income taxes totaled $52.2 million in 2002, compared with a loss of $63.9 million in 2001. The change primarily reflects the write-down and sale of certain high-yield securities in 2001, as described below. In addition, the significant growth in annuity sales during 2002 drove higher levels of both investment income and interest credited to contractholders. Other operating expenses increased in 2002 due primarily to higher expenses related to interest rate swaps.

REVENUES

Total revenues increased to $311.0 million in 2002, compared with $198.0 million in 2001. The increase is primarily due to a net realized gain on investments of $3 thousand in 2002 compared to a net realized loss on investments of $89.9 million in 2001.

Net investment income, the largest component of revenues, increased 7 percent from the prior year, primarily due to the significant growth in average invested assets in 2002 and to credit related yield adjustments on fixed maturity investments in 2001. Partially offsetting this was the impact of lower average yields in 2002, primarily due to portfolio repositioning, as discussed below.

Contractholder charges increased 8 percent to $6.5 million in 2002, compared with $6.0 million in 2001, due primarily to an increase in variable annuity surrender charges. American Enterprise Life also received mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased to $12.5 million in 2002, compared with $10.2 million in 2001, reflecting an increase in average separate account assets outstanding as favorable sales in 2002 more than offset market depreciation.

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Net realized gains on investments were $3 thousand in 2002, compared to net realized losses on investments of $89.9 million in 2001. Included in the current years' net gains are impairment charges of $15 million from other-than-temporary impairments of fixed maturity investments. The losses in 2001 are comprised of an $18 million net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a $20 million write-down in the second quarter to recognize the impact of higher default assumptions on certain structured investments; a $51 million write-down of lower-rated securities (most of which were sold in 2001) in the second quarter primarily in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and $1 million of other net losses related to the sale and write-down of other investments.

EXPENSES

Total benefits and expenses increased 39 percent to $363.2 million in 2002 compared to $262.0 million in 2001. The largest component of expenses, interest credited on investment contracts, increased 19 percent to $215.9 million in 2002. This increase is primarily due to higher aggregate amounts of fixed annuities inforce driven by the significant increases in sales, partially offset by a decrease in interest crediting rates to annuity contracts due to declining interest rates. The lower level of interest rates also resulted in a significant decrease in the market value of interest rate swaps, which is the primary reason for the significant increase in other operating expenses. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps to protect the margin between interest rates earned on investments and the interest rates credited to annuity contract holders (interest margins). The swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No.
133. If interest rates remain at current levels, the decrease in the value of the interest rate swaps recognized currently will be approximately offset in the future by increases in interest margins. Other operating expenses also include an increase of $5 million due to greater guaranteed minimum death benefits paid this year ($6 million) versus last year ($1 million).

IMPACT OF RECENT MARKET-VOLATILITY ON RESULTS OF OPERATIONS

Various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular, as of December 31, 2003, involve DAC, mortality and expense risk fees and structured investments and guaranteed minimum death benefits (GMDB). The direction and magnitude of the changes in equity markets can increase or decrease DAC expense levels and mortality and expense risk fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolio is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

The variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. To the extent that the GMDB is higher than the current account value at the time of death, American Enterprise Life incurs a benefit cost by policy. For the results through December 31, 2003, GAAP did not prescribe advance recognition of the projected future net costs associated with these guarantees, and accordingly, American Enterprise Life did not record a liability corresponding to these future obligations for death benefits in excess of annuity account value. The amount paid in excess of contract value was expensed when payable. Amounts expensed for the years ended December 31, 2003 and 2002, were $2.9 million and $6.4 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1) with an effective date of January 1, 2004. SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where additional liabilities are established, the recognition of this liability may also impact the valuation and amortization of DAC associated with those insurance or annuity contracts. SOP 03-1 also provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements.

Detailed interpretations of SOP 03-1 and related implementation guidance continue to emerge and, accordingly, American Enterprise Life continues to evaluate its impact. Current estimates of applying SOP 03-1 would reduce first quarter 2004 results by approximately $5 million (after-tax).

American Enterprise Life's annuity products all have minimum interest rate guarantees in their fixed accounts. These guarantees range from 1.5% to 4.5%. To the extent the yield on American Enterprise Life's invested asset portfolio declines below its target spread plus the minimum guarantee, American Enterprise Life's profitability would be negatively affected.

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CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation the recognition of impairment within the investment portfolio, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains and losses recorded in other comprehensive income (loss) within equity, net of income tax provisions (benefits). At December 31, 2003, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $105.4 million. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Fair value is generally based on quoted market prices. As of December 31, 2003, there were $47.3 million in gross unrealized losses that related to $2.4 billion of securities (excluding structured investments), of which only $55 thousand has been in a continuous unrealized loss position for 12 months or more. American Enterprise Life does not believe that the unrealized loss on any individual security at December 31, 2003 represents an other-than-temporary impairment, and American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost.

American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) backed by high-yield bonds, which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or an increase in the near-term default rate. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $1 million based on underlying investments as of December 31, 2003.

The reserve for losses on mortgage loans on real estate is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs represent the costs of acquiring new business, principally direct sales commissions and other distribution costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining balances. These projections are inherently uncertain because they require management to make assumptions about financial markets and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 or 15 years. Management regularly monitors financial market conditions and compares actual contractholder behavior experience to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

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For annuity products, key assumptions underlying these long-term projections include interest rates, equity market performance, mortality rates and the rates at which contractholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about equity market performance drive projected customer asset value growth rates and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC balance would be an increase or decrease of approximately $2 million.

Management monitors other principal DAC assumptions, such as persistency, mortality, interest margin and maintenance expense levels each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Therefore, an assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are equal to accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

RISK MANAGEMENT

The sensitivity analysis discussed below estimates the effects of hypothetical sudden and sustained changes in the applicable market conditions of two different types of market risk on the ensuing year's net income, based on year-end positions. The market changes, assumed to occur as of year-end, are a 100 basis point increase in market interest rates and a 10 percent decline in the value of equity securities held in separate accounts. Computations of the prospective effects of the hypothetical interest rate and equity market changes are based on numerous assumptions, including relative levels of market interest rates and equity market prices, as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occur. Furthermore, the computations do not incorporate actions that management could take if the hypothetical market changes took place. As a result, actual net income consequences will differ from those quantified below.

American Enterprise Life primarily invests in fixed maturity securities over a broad range of maturities for the purpose of providing fixed account annuity contractholders with a competitive rate of return on their investments while controlling risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. American Enterprise Life does not invest in securities to generate short-term trading profits.

American Enterprise Life has an investment committee that meets periodically. At these meetings, the committee reviews models projecting different interest rate scenarios, risk/return measures and their impact on profitability of American Enterprise Life. The committee also reviews the distribution of assets in the portfolio by type and credit risk sector. The objective of the committee is to structure the investment portfolio based upon the type and expected behavior of products in the liability portfolio so as to meet contractual obligations and to achieve targeted levels of profitability within defined risk parameters.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

Interest rates credited to annuity contractholders' accounts are generally reset at shorter intervals than the maturity of American Enterprise Life's underlying investments portfolio. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the investment committee's strategy includes the use of derivatives, such as interest rate caps, swaps and floors, for risk management purposes. These derivatives help protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contract owner's fixed accounts. Conversely, in a low interest rate environment, such as that experienced recently, and to the extent the yield on American Enterprise Life's investment portfolio declines below its targeted spread plus the guaranteed minimum interest crediting rates on American Enterprise Life's annuity contracts with fixed accounts, American Enterprise Life's profitability would be negatively affected. This negative impact may be compounded by the fact that many of American Enterprise Life's interest bearing investments are callable or prepayable by the issuer and calls and prepayments are more likely to occur in low interest rate environments. Interest rate derivatives with notional amounts totaling approximately $2 billion were outstanding at December 31, 2003 to hedge interest rate exposure. The entire $2 billion of the notional par relates to interest rate swaps and floors American Enterprise Life has exclusively with IDS Life.

The negative effect on American Enterprise Life's annual pretax net income of a 100 basis point increase in interest rates, which assumes intervals at which interest credited to contractholder's fixed accounts are reset and customer behavior based on the application of proprietary models to the book of business at December 31, 2003, and the impact of any derivatives, would be a decrease of approximately $3.6 million.

The amount of the fee income American Enterprise Life receives is based upon the daily market value of the separate account assets or of the underlying mutual funds. As a result, American Enterprise Life's fee income would be negatively impacted by a decline in the equity markets. Another part of the investment committee's strategy is to use, from time to time, index options to manage the equity market risk related to fee income. These derivatives economically hedge fee income by providing option income when there is a significant decline in the equity markets. American Enterprise Life did not have equity-based derivatives outstanding at December 31, 2003 for this purpose.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity prices would be approximately $1.5 million based on separate account assets as of December 31, 2003.

LIQUIDITY AND CAPITAL RESOURCES

American Enterprise Life's liquidity requirements are generally met by funds provided by annuity considerations, capital contributions, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal and capital contributions received from IDS Life. The primary uses of funds are annuity obligations, commissions and operating expenses and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. No borrowings were outstanding under the line of credit at December 31, 2003. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

At December 31, 2003, investments in Available-for-Sale fixed maturity securities comprised 92 percent of American Enterprise Life's total invested assets and primarily include mortgage and other asset-backed securities, and corporate debt. Approximately 42 percent is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA quality. American Enterprise Life's corporate bonds and obligations comprise a diverse portfolio with the largest concentrations accounting for approximately 47 percent of the portfolio, in the following industries: banking and finance, utilities, communication and media and transportation.

At December 31, 2003 and based on amortized costs, approximately 7 percent of American Enterprise Life's investments in Available-for-Sale fixed maturity securities were below investment grade bonds. These investments may be subject to a higher degree of risk than investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as a recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. American Enterprise Life has identified certain Available-for-Sale fixed maturity securities for which a decline in fair value has been determined to be other-than-temporary, and has written them down to fair value with a charge to net income.

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During 2001, American Enterprise Life placed its rated CDO securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $54 million, into a securitization trust. In return, American Enterprise Life received $7 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $47 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases or decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2003, net unrealized gains on Available-for-Sale fixed maturity securities included $160.8 million (pretax) of gross unrealized gains and $55.4 million (pretax) of gross unrealized losses.

At December 31, 2003, American Enterprise Life had reserves for losses for mortgage loans of $7.4 million.

The economy and other factors have caused insurance companies to go under regulatory supervision. These situations resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. American Enterprise Life established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. American Enterprise Life has also estimated the potential effect of future assessments on American Enterprise Life's financial position and results of operations and has established a reserve for such potential assessments.

The National Association of Insurance Commissioners (NAIC) established risk-based capital (RBC) standards for life insurance companies to determine capital requirements based upon the risks inherent in its operations. These standards require the computation of a RBC amount which is then compared to a company's actual total adjusted statutory capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level RBC is below certain levels. As of December 31, 2003, American Enterprise Life's total adjusted capital was well in excess of the levels requiring regulatory attention. In 2003, any dividends would require the approval of the Insurance Department of the State of Indiana.

FORWARD-LOOKING STATEMENTS

Certain statements in Item 7. of this Form 10-K Annual Report contain forward-looking statements that are subject to risks and uncertainties that could cause results to differ materially from such statements. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "should," "could," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from American Enterprise Life's forward-looking statements include, but are not limited to: fluctuations in external markets, which can affect the amount and types of investment products sold, the market value of its managed assets, fees received based on those assets and the amount of amortization of DAC; potential deterioration in high-yield and other investments, which could result in further losses in American Enterprise Life's investment portfolio; changes in assumptions relating to DAC which also could impact the amount of DAC amortization; the ability to sell certain high-yield investments at expected values and within anticipated timeframes and to maintain its high-yield portfolio at certain levels in the future; the types and value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's major businesses; the adoption of recently issued rules related to the consolidation of variable interest entities, including those involving CDOs that American Enterprise Life may from time-to-time invest in which could affect both American Enterprise Life's balance sheet and results of operations; and outcomes of litigation.


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ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2003 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXPERTS


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2003 and 2002, and for each of the three years in the period ended Dec. 31, 2003, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - Wells Fargo Advantage(R) Builder Select Variable Annuity as of Dec. 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports given on their authority as experts in accounting and auditing.


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AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
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REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
----------------------
    Ernst & Young LLP
    Minneapolis, Minnesota
    January 26, 2004

                                     -- 1 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
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CONSOLIDATED BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE AMOUNTS)                                                          2003          2002

ASSETS

Investments: (Note 2)
   Available-for-Sale:
      Fixed maturities, at fair value (amortized cost: 2003, $6,545,561; 2002, $5,105,431)         $6,650,906    $5,288,855
      Common stocks, at fair value (cost: 2003, $--; 2002, $--)                                             6            --
   Mortgage loans on real estate                                                                      534,812       587,535
   Other investments                                                                                    6,069         2,381
---------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             7,191,793     5,878,771
Cash and cash equivalents (Note 1)                                                                      9,065     1,118,692
Amounts due from brokers                                                                                  161            --
Other accounts receivable                                                                               3,572         1,584
Accrued investment income                                                                              70,591        56,448
Deferred policy acquisition costs (Note 3)                                                            345,966       260,577
Other assets                                                                                            6,335        15,887
Separate account assets                                                                             1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $8,735,643    $8,026,730
===========================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $6,645,315    $5,411,938
      Universal life-type insurance                                                                        27            16
   Policy claims and other policyholders' funds                                                         3,100         9,050
   Amounts due to brokers                                                                              75,070       985,081
   Deferred income taxes, net                                                                          11,618        17,608
   Other liabilities                                                                                   68,674        82,453
   Separate account liabilities                                                                     1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             7,911,964     7,200,917
Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value per share; 100,000 shares authorized,
     20,000 shares issued and outstanding                                                               3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  177,545       139,916
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                  60,078       104,259
      Net unrealized derivative losses                                                                 (8,816)      (13,234)
---------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income (loss)                                           51,262        91,025
---------------------------------------------------------------------------------------------------------------------------
      Total stockholder's equity                                                                      823,679       825,813
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $8,735,643    $8,026,730
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 2 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
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CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

REVENUES

Net investment income                                                                 $372,194       $292,067      $271,718
Contractholder charges                                                                   7,569          6,454         5,998
Mortality and expense risk fees                                                         13,749         12,452        10,247
Net realized gain (loss) on investments                                                 25,105              3       (89,920)
---------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                      418,617        310,976       198,043
---------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited on investment contracts and universal life-type insurance            257,235        215,918       180,906
Amortization of deferred policy acquisition costs                                       45,605         48,469        45,494
Other insurance and operating expenses                                                  59,073         98,766        35,579
---------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                         361,913        363,153       261,979
Income (loss) before income tax provision (benefit)                                     56,704        (52,177)      (63,936)
Income tax provision (benefit)                                                          19,075        (18,487)      (22,208)
---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 37,629       $(33,690)     $(41,728)
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 3 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
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CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                  $    37,629    $   (33,690)  $   (41,728)
Adjustments to reconcile net income (loss) to net cash (used in)
   provided by operating activities:
   Change in accrued investment income                                                 (14,143)       (11,026)        9,519
   Change in other accounts receivable                                                  (1,988)           228          (945)
   Change in deferred policy acquisition costs, net                                    (75,285)       (65,680)      (19,301)
   Change in other assets                                                                9,552         (7,360)       31,411
   Change in policy claims and other policyholders' funds                               (5,950)         6,764        (7,009)
   Deferred income tax provision (benefit)                                              15,420         (3,725)      (34,562)
   Change in other liabilities                                                         (13,779)        17,936         6,553
   Amortization of premium (accretion of discount), net                                 23,699            167          (689)
   Net realized (gain) loss on investments                                             (25,105)            (3)       89,920
   Other, net                                                                            7,730         12,784        (7,796)
---------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by operating activities                              (42,220)       (83,605)       25,373

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                             3,365,402      1,092,923       803,034
   Maturities, sinking fund payments and calls                                         875,785        500,348       379,281
   Purchases                                                                        (5,678,854)    (3,409,718)   (1,446,157)
Other investments:
   Sales                                                                                72,281         64,988        71,110
   Purchases                                                                           (25,287)        (4,391)       (8,513)
Change in amounts due from brokers                                                        (161)        41,705       (40,389)
Change in amounts due to brokers                                                      (910,011)       759,954       200,740
---------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                         (2,300,845)      (954,191)      (40,894)

CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                           1,733,030      2,052,002       779,626
   Surrenders and other benefits                                                      (756,827)      (621,646)     (779,649)
   Interest credited to account balances                                               257,235        215,918       180,906
Capital contribution                                                                        --        250,000        60,000
---------------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                      1,233,438      1,896,274       240,883
   Net (decrease) increase in cash and cash equivalents                             (1,109,627)       858,478       225,362
   Cash and cash equivalents at beginning of year                                    1,118,692        260,214        34,852
---------------------------------------------------------------------------------------------------------------------------
   Cash and cash equivalents at end of year                                        $     9,065    $ 1,118,692   $   260,214
===========================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                               $     3,266    $    12,761   $        --
   Interest on borrowings                                                          $       377    $        --   $        15
---------------------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

                                                                         -- 4 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED
                                                                                         OTHER
                                                                       ADDITIONAL    COMPREHENSIVE                    TOTAL
                                                           CAPITAL       PAID-IN    INCOME (LOSS),   RETAINED     STOCKHOLDER'S
FOR THE THREE YEARS ENDED DECEMBER 31, 2003 (THOUSANDS)     STOCK        CAPITAL      NET OF TAX     EARNINGS        EQUITY
Balance, January 1, 2001                                   $3,000       $281,872      $(62,097)      $215,334      $438,109
Comprehensive income:
   Net loss                                                    --             --            --        (41,728)      (41,728)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $18,699                     --             --       (34,726)            --       (34,726)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of income
      tax provision of $73,754                                 --             --       136,972             --       136,972
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of $30,811                   --             --       (57,220)            --       (57,220)
   Reclassification adjustment for losses on derivatives
      included in net loss, net of income tax benefit
      of $4,535                                                --             --         8,422             --         8,422
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        11,720
Capital contribution                                           --         60,000            --             --        60,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                                  3,000        341,872        (8,649)       173,606       509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of pretax
      deferred policy acquisition costs of ($23,026) and
      income tax provision of $51,599                          --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      loss, net of income tax provision of $2,471              --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on
      derivatives included in net loss, net of income tax
      benefit of $4,542                                        --             --         8,436             --         8,436
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        65,984
Capital contribution                                           --        250,000            --             --       250,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      Securities arising during the year, net of pretax
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of $9,157            --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of income
      tax benefit of $2,378                                    --             --         4,417             --         4,417
---------------------------------------------------------------------------------------------------------------------------

   Total comprehensive loss                                                                                          (2,134)
Capital contribution                                           --             --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                                 $3,000       $591,872      $ 51,262       $177,545      $823,679
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 5 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

American Enterprise Life Insurance Company (American Enterprise Life) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance and annuity business in 48 states. American Enterprise Life is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. American Enterprise Life also wholly owns American Enterprise REO 1, LLC. This subsidiary holds mortgage loans on real estate and/or real estate investments.

American Enterprise Life's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Variable universal life insurance is offered as well. American Enterprise Life distributes its products primarily through financial institutions and regional and/or independent broker dealers.

American Enterprise Life's fixed annuity contracts guarantee a minimum interest rate during the accumulation period (the time before the annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion, and has adopted a practice whereby any higher current rate is guaranteed for a specified period. Under American Enterprise Life's variable annuity products, the purchaser may choose among general account and separate account investment options. Within the general account, many contracts allow the purchaser to select the number of years a fixed rate will be guaranteed. If a guarantee term longer than one year is chosen, there may be a market value adjustment applied if funds are withdrawn before the end of that term. Separate account options include accounts investing in equities, bonds, managed funds and/or short term securities.

BASIS OF PRESENTATION

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 5). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

NET INVESTMENT INCOME

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

CONTRACTHOLDER AND POLICYHOLDER CHARGES

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance charges, administrative charges and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

NET REALIZED GAIN (LOSS) ON INVESTMENTS

Realized gains and losses are recognized on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

                                      -- 6 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

INVESTMENTS -- FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity securities and marketable equity securities are classified as Available-for-Sale and carried at fair value. Unrealized gains and losses on securities classified as Available-for-Sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in a security's fair value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for fixed maturity securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in net realized gain (loss) on investments within the Consolidated Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections which require a significant degree of management judgment as to default and recovery rates of the underlying investments and, as such, are subject to change. American Enterprise Life's CDO investments are accounted for in accordance with Emerging Issues Task Force (EITF) Issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Net investment income, which primarily consists of interest earned on fixed maturity securities, is generally accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums, discounts and anticipated prepayments on mortgage backed securities.

Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

INVESTMENTS -- MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

CASH AND CASH EQUIVALENTS

American Enterprise Life considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principle DAC assumptions, such as persistency, mortality rate, interest margin and maintenance expense level assumptions each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring process, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can either be positive or negative in any particular period and is reflected in the period in which such changes are made.

                                      -- 7 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


GUARANTEED MINIMUM DEATH BENEFITS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in value of the contract. A large portion of American Enterprise Life's contracts containing a GMDB provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount though not below the amount invested adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Through December 31, 2003, the amount paid in excess of contract value was expensed when payable. Amounts expensed in 2003, 2002 and 2001 were $2.9 million, $6.4 million, and $0.8 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods. See Recently issued accounting standards section herein for a description of Statement of Position 03-1.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates, ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

REINSURANCE

There are no amounts recoverable from reinsurers at December 31, 2003 and 2002.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with that used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by American Enterprise Life is $750,000 on any single life. American Enterprise Life retains all accidental death benefit, and waiver of premium risk.

FEDERAL INCOME TAXES

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

SEPARATE ACCOUNT BUSINESS

The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. Through December 31, 2003, American Enterprise Life received mortality and expense risk fees directly from the separate accounts. During the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager of these proprietary mutual funds. In connection with this change and through an agreement with AEFC, American Enterprise Life receives fund administrative services fees for the fund management services American Enterprise Life provides these proprietary mutual funds.

American Enterprise Life makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, American Enterprise Life guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. American Enterprise Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.

                                      -- 8 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

RECENTLY ISSUED ACCOUNTING STANDARDS

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). American Enterprise Life is currently evaluating its impact, which, among other provisions, requires reserves related to guaranteed minimum death benefits included within the majority of variable annuity contracts offered by American Enterprise Life. SOP 03-1 is required to be adopted on January 1, 2004, and any impact will be recognized in American Enterprise Life's 2004 results of operations.

In November 2003, the FASB ratified a consensus on the disclosure provisions of EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The disclosure provisions of this rule, which are addressed in Note 2, require tabular presentation of certain information regarding investment securities with gross unrealized losses.

In July 2000, the FASB's EITF issued a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." American Enterprise Life adopted the consensus as of January 1, 2001. Issue No. 99-20 prescribed new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects American Enterprise Life's CDO investments. Although there was no significant impact resulting from the adoption of Issue 99-20, American Enterprise Life holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, American Enterprise Life adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which required an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 resulted in a cumulative after-tax reduction to other comprehensive income of $34.7 million. This reduction in other comprehensive income is due to cash flow hedges that existed previous to adopting SFAS No. 133 that no longer qualify or are not designated for hedge accounting treatment under SFAS No. 133. The cumulative impact to earnings was not significant. See Note 9 for further discussion of American Enterprise Life's derivatives and hedging activities.

2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available-for-Sale securities at December 31, 2003 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                        AMORTIZED     UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                               COST           GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate bonds and obligations                                     2,737,449        98,969        (18,067)    2,818,351
   Foreign corporate bonds and obligations                               574,582        23,521         (6,055)      592,048
   U.S. Government agency obligations                                     87,614           741            (19)       88,336
   Structured investments                                                 49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        6,545,561       160,760        (55,415)    6,650,906
   Common stocks                                                              --             6             --             6
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $6,545,561      $160,766       $(55,415)   $6,650,912
===========================================================================================================================

                                                                         -- 9 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Available-for-Sale securities at December 31, 2002 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                       AMORTIZED      UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                              COST            GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,306,057      $101,719       $   (804)   $3,406,972
   Corporate bonds and obligations                                     1,459,454        89,905        (17,264)    1,532,095
   Foreign corporate bonds and obligations                               278,974        19,078           (663)      297,389
   U.S. Government agency obligations                                      4,928           389             --         5,317
   Structured investments                                                 53,768            --         (9,142)       44,626
   State and municipal obligations                                         2,250           206             --         2,456
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        5,105,431       211,297        (27,873)    5,288,855
   Common stocks                                                              --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $5,105,431      $211,297       $(27,873)   $5,288,855
===========================================================================================================================

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003:

                                              LESS THAN 12 MONTHS           12 MONTHS OR MORE                TOTAL
                                              FAIR     UNREALIZED           FAIR     UNREALIZED        FAIR      UNREALIZED
(THOUSANDS)                                   VALUE      LOSSES             VALUE      LOSSES          VALUE       LOSSES
-----------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES:

Mortgage and other asset-backed securities  $1,411,059   $(22,106)         $   --      $ --          $1,411,059   $(22,106)
Corporate bonds and obligations                797,463    (18,012)          1,438       (55)            798,901    (18,067)
Foreign corporate bonds and obligations        172,213     (6,055)             --        --             172,213     (6,055)
U.S. Government agency obligations                 529        (19)             --        --                 529        (19)
State and municipal obligations                 21,943     (1,062)             --        --              21,943     (1,062)
-----------------------------------------------------------------------------------------------------------------------------
Total                                       $2,403,207   $(47,254)         $1,438      $(55)         $2,404,645   $(47,309)
=============================================================================================================================

NOTE: EXCLUDES STRUCTURED INVESTMENTS THAT ARE ACCOUNTED FOR PURSUANT TO EITF 99-20, AND ARE THEREFORE OUTSIDE THE SCOPE OF EITF 03-1. AT DECEMBER 31, 2003, SUCH INVESTMENTS HAD GROSS UNREALIZED LOSSES OF $8.1 MILLION.

Approximately 204 investment positions were in an unrealized loss position as of December 31, 2003. The gross unrealized losses on these securities are attributable to a number of factors including changes in interest rates and credit spreads and specific credit events associated with individual issuers. As part of its ongoing monitoring process, management has concluded that none of these securities are other-than-temporarily impaired at December 31, 2003. American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost. See Investments -- Fixed maturity and equity securities section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary.

The following is a distribution of Available-for-Sale securities by maturity at December 31, 2003:

                                                                                                  AMORTIZED       FAIR
(THOUSANDS)                                                                                         COST          VALUE
---------------------------------------------------------------------------------------------------------------------------
Due within one year                                                                              $   37,979    $   38,741
Due from one to five years                                                                          883,902       934,536
Due from five to ten years                                                                        2,306,080     2,354,394
Due in more than ten years                                                                          251,154       241,687
Mortgage and other asset-backed securities                                                        3,066,446     3,081,548
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         $6,545,561    $6,650,906
===========================================================================================================================

The timing of actual receipts will differ from contractual maturities because issuers may have the right to call or prepay obligations.

                                                                        -- 10 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 2003, fixed maturity securities comprised approximately 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $132.6 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings are presented using S&P's convention and if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities, at fair value, by rating on December 31, is as follows:

RATING                                                 2003          2002
----------------------------------------------------------------------------
AAA                                                     50%           65%
AA                                                       2             1
A                                                       18            10
BBB                                                     23            19
Below investment grade                                   7             5
----------------------------------------------------------------------------
   Total                                               100%          100%
----------------------------------------------------------------------------

At December 31, 2003, approximately 92% of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                    2003          2002         2001
--------------------------------------------------------------------------------
Sales                                       $3,365,402   $1,092,923   $  803,034
Maturities                                  $  875,785   $  500,348   $  379,281
Purchases                                   $5,678,854   $3,409,718   $1,446,157
================================================================================

Gross realized gains on sales of securities classified as Available-for-Sale securities, using the specific identification method, were approximately $65.8 million, $38.2 million and $17.9 million for the years ended December 31, 2003, 2002 and 2001, respectively. Gross realized losses on sales of Available-for-Sale securities were approximately ($30.3 million), ($17.6 million) and ($72.6 million) for the same periods. American Enterprise Life also recognized losses of approximately ($9.3 million), ($14.5 million) and ($30.1 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003, 2002 and 2001, respectively. The 2001 losses include the effect of the write-down and sale of high-yield securities discussed below.

During 2001, American Enterprise Life recognized pretax losses of $90.2 million to recognize the impact of higher default rate assumptions on certain structured investments, to write down lower-rated securities (most of which were sold in 2001) in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments. Of the total charge of $90.2 million, approximately $83.7 million of these losses are included in net realized losses on investments and $6.5 million are included in net investment income.

Also during 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets) having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based upon the estimated present value of future cash flows. The retained interests are accounted for in accordance with EITF Issue No. 99-20.

The change in net unrealized securities gains (losses) recognized in other comprehensive income includes two components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), and (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities (reclassification for realized gains (losses)). This reclassification has no effect on total comprehensive income or shareholder's equity.

The following table presents these components of other comprehensive income net of tax:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Holding (losses) gains                                                               $(27,174)       $95,827      $136,972
Reclassification for realized securities losses (gains)                               (17,006)        (4,589)      (57,220)
--------------------------------------------------------------------------------------------------------------------------
Increase in net unrealized securities (losses) gains recognized in other
comprehensive income                                                                 $(44,180)       $91,238      $ 79,752
===========================================================================================================================

At December 31, 2003 and 2002, bonds carried at $3.5 million and $3.4 million, respectively, were on deposit with various states as required by law.

                                                                        -- 11 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Pursuant to the adoption of SFAS No. 133 at January 1, 2001, American Enterprise Life reclassified all held-to-maturity securities with a carrying value of $934.1 million and net unrealized losses of $7.1 million to Available-for-Sale.

MORTGAGE LOANS ON REAL ESTATE

The following is a summary of mortgage loans on real estate at December 31:

(THOUSANDS)                                                                                             2003          2002
---------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $542,174      $598,347
Mortgage loans on real estate reserves                                                                 (7,362)      (10,812)
---------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $534,812      $587,535
===========================================================================================================================

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements.

At December 31, 2003 and 2002, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was $2.8 million and $11.7 million, with a reserve of $1.0 million and $4.7 million, respectively. During 2003 and 2002, the average recorded investment in impaired mortgage loans on real estate was $6.6 million and $9.4 million, respectively. American Enterprise Life recognized $0.2 million, $0.3 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2003, 2002 and 2001, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $10,812        $ 5,067        $5,054
Provision for mortgage loan losses                                                         281          6,079           928
Foreclosures, write-offs and other                                                      (3,731)          (334)         (915)
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 7,362        $10,812        $5,067
===========================================================================================================================

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                            DECEMBER 31, 2003                            DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
REGION                                                     SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
South Atlantic                                           $118,183      $   --                        $145,999           $--
Middle Atlantic                                            75,056          --                          85,680            --
East North Central                                         99,371       1,000                         103,713            --
Mountain                                                   74,347          --                          75,001            --
West North Central                                         88,961          --                          99,790            --
New England                                                25,229          --                          28,360            --
Pacific                                                    24,607          --                          25,759            --
West South Central                                         25,724          --                          26,889            --
East South Central                                         10,696          --                           7,156            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                            DECEMBER 31, 2003                           DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
PROPERTY TYPE                                              SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                 $139,417      $   --                        $159,176           $--
Apartments                                                113,746          --                         132,567            --
Office buildings                                          169,904       1,000                         171,799            --
Industrial buildings                                       60,275          --                          67,776            --
Hotels/motels                                              33,091          --                          35,421            --
Medical buildings                                          18,694          --                          24,476            --
Nursing/retirement homes                                    2,413          --                           2,707            --
Mixed use                                                   4,634          --                           4,425            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2003 and 2002 was not material.

                                                                        -- 12 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Mortgage loan findings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan.

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $321,420       $239,084      $211,920
Income on mortgage loans on real estate                                                 42,482         47,697        54,723
Other                                                                                   11,600          8,874         6,498
---------------------------------------------------------------------------------------------------------------------------
                                                                                       375,502        295,655       273,141
Less investment expenses                                                                 3,308          3,588         1,423
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $372,194       $292,067      $271,718
===========================================================================================================================

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $26,163        $ 6,068      $(84,770)
Mortgage loans on real estate                                                            3,450         (5,744)       (1,263)
Other                                                                                   (4,508)          (321)       (3,887)
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $25,105        $     3      $(89,920)
===========================================================================================================================

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                            $260,577       $217,923      $198,622
Capitalization of expenses                                                             120,890        114,149        64,795
Amortization                                                                           (45,605)       (48,469)      (45,494)
Change in unrealized investment gains and losses                                        10,104        (23,026)           --
---------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                  $345,966       $260,577      $217,923
===========================================================================================================================

4. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                             $ 3,371       $(15,096)     $ 11,803
   Deferred                                                                             15,420         (3,725)      (34,562)
---------------------------------------------------------------------------------------------------------------------------
                                                                                        18,791        (18,821)      (22,759)
State income taxes-current                                                                 284            334           551
---------------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit)                                                           $19,075       $(18,487)     $(22,208)
===========================================================================================================================

Income tax expense (benefit) differs from that computed by using the federal statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                               2003                       2002                         2001
(DOLLARS IN THOUSANDS)                                 PROVISION      RATE       PROVISION       RATE          PROVISION      RATE
------------------------------------------------------------------------------------------------------------------------------------
Federal income taxes based on the statutory rate        $19,846       35.0%      $(18,262)      (35.0)%        $(22,378)     (35.0)%
Tax-exempt interest and dividend income                    (485)      (0.8)           (62)       (0.1)               (3)        --
State taxes, net of federal benefit                         184        0.3            217         0.4               358        0.6
Other, net                                                 (470)      (0.9)          (380)       (0.7)             (185)      (0.3)
------------------------------------------------------------------------------------------------------------------------------------
Total income taxes                                      $19,075       33.6%      $(18,487)      (35.4)%        $(22,208)     (34.7)%
====================================================================================================================================

                                                                        -- 13 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of American Enterprise Life's deferred income tax assets and liabilities as of December 31 are as follows:

(THOUSANDS)                                                                                             2002          2001
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                                                                   $ 64,080      $ 48,048
   Net unrealized losses on Available-for-Sale securities                                              10,688            --
   Investments, other                                                                                   3,252         3,154
   Other                                                                                                  412         6,049
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax assets                                                                       78,432        57,251
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax liabilities:
   Deferred policy acquisition costs                                                                   90,050        73,243
   Net unrealized gains on Available-for-Sale securities                                                   --         1,616
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                                                  90,050        74,859
---------------------------------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                                                  $(11,618)     $(17,608)
===========================================================================================================================

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

5. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $99.1 million and $101.5 million as of December 31, 2003 and 2002, respectively. Any dividend distributions in 2003 would require approval by the Indiana Department of Insurance.

Statutory net loss for the years ended December 31 and statutory capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                                                               2003          2002           2001
---------------------------------------------------------------------------------------------------------------------------
Statutory net gain (loss)                                                             $  6,483       $(85,113)     $(81,461)
Statutory capital and surplus                                                          495,816        493,339       303,501
---------------------------------------------------------------------------------------------------------------------------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The State of Indiana adopted the provisions of the revised manual without modification. The revised manual changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that American Enterprise Life uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $44.8 million to American Enterprise Life's statutory-basis capital and surplus as of January 1, 2001.

6. RELATED PARTY TRANSACTIONS

American Enterprise Life has no employees. Charges by IDS Life for the use of joint facilities, technology support, marketing services and other services aggregated $56.3 million, $44.5 million, and $34.7 million for the years ended December 31, 2003, 2002 and 2001, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003 and, as discussed in the "Separate account business" section of Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide fund management services other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. During the fourth quarter of 2003, $138 thousand was received by American Enterprise Life under this arrangement.

American Enterprise Life has entered into interest rate swaps and interest rate floors with IDS Life. See Note 8 for more details.

Included in other liabilities at December 31, 2003 and 2002 is $2.4 million and $1.5 million, respectively, payable to IDS Life for federal income taxes.

                                    -- 14 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50.0 million. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2003 or 2002.

8. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

At December 31, 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

Reinsurance contracts do not relieve American Enterprise Life from its primary obligation to policyholders.

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

9. DERIVATIVE FINANCIAL INSTRUMENTS

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. American Enterprise Life is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. American Enterprise Life monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of American Enterprise Life's counterparties are rated A or better by Moody's and Standard & Poor's.

American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($42.7 million) and ($72.5 million) at December 31, 2003 and 2002, respectively, and are included in Other liabilities. The interest rate floors had carrying amounts of $6.1 million and $15.9 million at December 31, 2003 and 2002, respectively, and are included in Other assets. The interest rate caps had carrying amounts of $nil and $8 thousand as of December 31, 2003 and 2002, respectively, and are included in Other assets. American Enterprise Life incurred ($11.6 million) and ($56.8 million) in derivative losses in 2003 and 2002, respectively, which are included in Other operating expenses. The decrease in derivative losses in 2003 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

                                    -- 15 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

American Enterprise Life discloses fair value information for financial instruments for which it is practicable to estimate that value. The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2003 and 2002 and require management judgment. These figures may not be indicative of their future fair values. Fair value of life insurance obligations, receivables and all non-financial instruments, such as DAC, are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented.

                                                                 2003                          2002
                                                       CARRYING       FAIR            CARRYING        FAIR
(THOUSANDS)                                             AMOUNT        VALUE            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Fixed maturities                                     $6,650,906    $6,650,906        $5,288,855    $5,288,855
Common stocks                                        $        6    $        6        $       --    $       --
Mortgage loans on real estate                        $  534,812    $  585,295        $  587,535    $  656,200
Derivatives                                          $    6,072    $    6,072        $   15,852    $   15,852
Cash and cash equivalents                            $    9,065    $    9,065        $1,118,692    $1,118,692
Separate account assets                              $1,108,160    $1,108,160        $  694,771    $  694,771
-------------------------------------------------------------------------------------------------------------

FINANCIAL LIABILITIES
Future policy benefits for fixed annuities             $6,623,247  $6,385,595        $5,388,765    $5,256,677
Derivatives                                            $   42,904  $   42,904        $   73,058    $   73,058
Separate account liabilities                           $1,107,211  $1,064,419        $  694,248    $  671,315
-------------------------------------------------------------------------------------------------------------

At December 31, 2003 and 2002, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $22.1 million and $23.2 million, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2003 and 2002. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2003 and 2002.

At December 31, 2003 and 2002, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $0.9 million and $0.5 million, respectively.

                                    -- 16 --

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts                                                p.  3
Rating Agencies                                                            p.  4
Principal Underwriter                                                      p.  4
Independent Auditors                                                       p.  4
Condensed Financials Information (Unaudited)                               p.  5

Financial Statements

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

                                   APPENDICES

THE PURPOSE OF THESE APPENDICES IS TO ILLUSTRATE THE OPERATION OF VARIOUS CONTRACT FEATURES AND RIDERS. IN ORDER TO DEMONSTRATE THESE CONTRACT FEATURES AND RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS AND GPAs AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES


ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- ae guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.


Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

    EARLY WITHDRAWAL AMOUNT X [(    1 + i     )(TO THE POWER OF n/12) - 1] = MVA
                                 ------------
                                 1 + j + .001

    Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.
          j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
          n = number of months remaining in the current Guarantee Period
              (rounded up).

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:


- You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.


EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

     $1,000 X [(      1.030      )(TO THE POWER OF 84/12) - 1] = -$39.84
                 ---------------
                 1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

     $1,000 X [(      1.030      )(TO THE POWER OF 84/12) - 1] = $27.61
                 ---------------
                 1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% if you have a 6-year withdrawal charge schedule and 8% if you have an 8-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

ASSUMPTIONS:

- You purchase the contract with a payment of $50,000 and $1,000 purchase payment credit on Jan. 1, 2004 and allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals; and

- on Jan. 1, 2005 (the first contract anniversary) your total contract value is $55,545; and

- on Jan. 1, 2006 (the second contract anniversary) your total contract value is $53,270.


WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER
BENEFIT(SM) ON THE SECOND ANNIVERSARY AS FOLLOWS:

THE INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE
FOLLOWING VALUES:
     Purchase Payments and purchase payment credits less adjusted partial withdrawals:          $   51,000
     Contract value on the second anniversary:                                                  $   53,270
     Maximum Anniversary Value:                                                                 $   55,545
     -----------------------------------------------------------------------------------------------------
     INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE                            $   55,545

THE INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST
OF THE FOLLOWING VALUES:
     Purchase Payments and purchase payment credits less adjusted partial withdrawals:          $   51,000
     Contract value on the second anniversary:                                                  $   53,270
     5% Variable Account Floor = 1.05 X 1.05 X $51,000                                          $   56,228
     -----------------------------------------------------------------------------------------------------
     INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE                $   56,228

THE INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT
BASE IS THE GREATEST OF THE FOLLOWING VALUES:
     Purchase Payments and purchase payment credits less adjusted partial withdrawals:          $   51,000
     Contract value on the second anniversary:                                                  $   53,270
     Maximum Anniversary Value:                                                                 $   55,545
     5% Variable Account Floor = 1.05 X 1.05 X $51,000                                          $   56,228
     -----------------------------------------------------------------------------------------------------
     INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME
     BENEFIT BASE                                                                               $   56,228

THE INCOME ASSURER BENEFIT(SM) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:
INCOME ASSURER BENEFIT(SM) - MAV FEE =                                            .55% X $55,545 = $305.50
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE FEE =                   .70% X $56,228 = $393.60
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE FEE = .75% X $56,228 = $421.71

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES


FULL WITHDRAWAL CHARGE CALCULATION -- EIGHT-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with an eight-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

- We receive a single $50,000 purchase payment on Jan. 1, 2004 and we immediately add a $1,000 purchase payment credit; and

-    the contract anniversary date is Jan. 1 each year; and

- you withdraw the contract for its total value on July 1, 2007, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 8.0%; and

-    you have made no withdrawals prior to July 1, 2007.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:



                                                                                  CONTRACT WITH GAIN        CONTRACT WITH LOSS
                                   Contract Value at time of full withdrawal:         $ 60,000.00               $ 40,000.00
                                         Contract Value on prior anniversary:           58,000.00                 42,000.00
STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                                                      Current Contract Value:           60,000.00                 40,000.00
                                 less purchase payment still in the contract:           50,000.00                 50,000.00
                                                                                      -----------               -----------
                            Earnings in the contact (but not less than zero):           10,000.00                      0.00
STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                    Earnings in the contract:           10,000.00                      0.00
                               10% of the prior anniversary's Contract Value:            5,800.00                  4,200.00
                                                                                      -----------               -----------
                                                                         TFA:           10,000.00                  4,200.00
STEP 3.  Now we can determine how much of the purchase payment is being withdrawn (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

           XSF = amount by which 10% of the prior anniversary's
                 contract value exceeds earnings                                             0.00                  4,200.00
           ACV = amount withdrawn in excess of earnings                                 50,000.00                 40,000.00
            CV = total contract value just prior to current withdrawal                  60,000.00                 40,000.00
           TFA = from Step 2                                                            10,000.00                  4,200.00
         PPNPW = purchase payment not previously withdrawn                              50,000.00                 50,000.00
STEP 4.  We then calculate the withdrawal charge as:
                                                                         PPW:           50,000.00                 50,000.00
                                                                    less XSF:               (0.00)                (4,200.00)
                                                                                      -----------               -----------
                                amount of PPW subject to a withdrawal charge:           50,000.00                 45,800.00
                                    multiplied by the withdrawal charge rate:               X 8.0%                    X 8.0%
                                                                                      -----------               -----------
                                                           withdrawal charge:            4,000.00                  3,664.00
STEP 5.  The value you will receive as a result of your full withdrawal is determined as:
                                                    Contract Value withdrawn:           60,000.00                 40,000.00
                                                           WITHDRAWAL CHARGE:           (4,000.00)                (3,664.00)
                             Contract charge (assessed upon full withdrawal):              (40.00)                   (40.00)
                                                                                      -----------               -----------
                                                NET FULL WITHDRAWAL PROCEEDS:         $ 55,960.00               $ 36,296.00


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- NINE-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a nine-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

- We receive a single $50,000 purchase payment on Jan. 1, 2004, and we immediately add a $1,000 purchase payment credit; and

-    the contract anniversary date is Jan. 1 each year; and

- you request a partial withdrawal of $15,000 on July 1, 2007, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 8.0%; and

-    you have made no withdrawals prior to July 1, 2007.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:



                                                                                  CONTRACT WITH GAIN        CONTRACT WITH LOSS
                                Contract Value at time of partial withdrawal:         $ 60,000.00               $ 40,000.00
                                         Contract Value on prior anniversary:           58,000.00                 42,000.00
STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                                                      Current Contract Value:           60,000.00                 40,000.00
                                 less purchase payment still in the contract:           50,000.00                 50,000.00
                                                                                      -----------               -----------
                            Earnings in the contact (but not less than zero):           10,000.00                      0.00
STEP 2.  Next, we determine the TFA available in the contract as the greatest of the following values:
                                                    Earnings in the contract:           10,000.00                      0.00
                               10% of the prior anniversary's Contract Value:            5,800.00                  4,200.00
                                                                                      -----------               -----------
                                                                         TFA:           10,000.00                  4,200.00
STEP 3.  Now we can determine how much of the purchase payment and purchase payment credit is being withdrawn (PPW) as:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

           XSF = amount by which 10% of the prior anniversary's
                 contract value exceeds earnings                                             0.00                  4,200.00
           ACV = amount withdrawn in excess of earnings                                  5,434.78                 16,231.37
            CV = total contract value just prior to current withdrawal                  60,000.00                 40,000.00
           TFA = from Step 2                                                            10,000.00                  4,200.00
         PPNPW = purchase payment not previously withdrawn                              50,000.00                 50,000.00
STEP 4.  We then calculate the withdrawal charge as:
                                                                         PPW:            5,434.78                 19,592.09
                                                                    less XSF:               (0.00)                (4,200.00)
                                                                                      -----------               -----------
                                amount of PPW subject to a withdrawal charge:            5,434.78                 15,392.09
                                    multiplied by the withdrawal charge rate:               X 8.0%                    X 8.0%
                                                                                      -----------               -----------
                                                           withdrawal charge:              434.78                  1,231.37
STEP 5.  The value you will receive as a result of your full withdrawal is determined as:
                                                    Contract Value withdrawn:           15,434.78                 16,231.37
                                                           WITHDRAWAL CHARGE:             (434.78)                (1,231.37)
                                                                                      -----------               -----------
                                                NET FULL WITHDRAWAL PROCEEDS:         $ 15,000.00               $ 15,000.00


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- DEATH BENEFITS


EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004. We add a purchase payment credit of $3,000 to the contract; and

- on Jan. 1, 2005, you make an additional payment of $20,000. We add a purchase payment credit of $600; and

- on March 1, 2005, the contract value is $110,000 and you take a $10,000 partial withdrawal (including withdrawal charges); and

-    on March, 1, 2006, the contract value is $105,000.



     WE CALCULATE THE ROP DEATH BENEFIT ON MARCH 1, 2006, AS FOLLOWS:
      Contract value at death:                                                                            $ 105,000.00
                                                                                                          ============
      Purchase payments, plus credits minus adjusted partial withdrawals:
         Total purchase payments:                                                                         $ 120,000.00
         plus purchase payment credits:                                                                      +3,600.00
         minus adjusted partial withdrawals calculated as:
         $10,000 X $123,600
         ------------------  =                                                                              -11,236.36
             $110,000                                                                                     ------------

         for a death benefit of:                                                                          $ 112,363.64
                                                                                                          ============
     The ROP Death Benefit, calculated as the greatest of these two values:                               $ 112,363.64



EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 on Jan. 1, 2004. We add a purchase payment credit of $500 to your contract; and

- on Jan. 1, 2005 (the first contract anniversary) the contract value grows to $29,000; and

- on March 1, 2005 the contract value falls to $27,000, at which point you take a $1,500 partial withdrawal (including withdrawal charges), leaving a contract value of $25,500.



     WE CALCULATE THE MAV DEATH BENEFIT ON MARCH 1, 2005, WHICH IS BASED ON THE GREATER OF THREE VALUES,
     AS FOLLOWS:
      1. CONTRACT VALUE AT DEATH:                                                                         $  25,500.00
                                                                                                          ============
      2. PURCHASE PAYMENTS, PLUS PURCHASE PAYMENT CREDITS MINUS
         ADJUSTED PARTIAL WITHDRAWALS:
               Total purchase payments and purchase payment credits:                                      $  25,500.00
               minus adjusted partial withdrawals, calculated as:
               $1,500 X $25,500
               ----------------  =                                                                           -1,416.67
                   $27,000                                                                                ------------

               for a death benefit of:                                                                    $  24,083.33
                                                                                                          ============
      3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
               Greatest of your contract anniversary values:                                              $  29,000.00
               plus purchase payments and purchase payment credits
               made since the prior anniversary:                                                                 +0.00
               minus adjusted partial withdrawals, calculated as:
               $1,500 X $29,000
               ----------------  =                                                                           -1,611.11
                   $27,000                                                                                ------------

               for a death benefit of:                                                                    $  27,388.89
                                                                                                          ============

     THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS THE MAV:                         $  27,388.89


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT


ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 and we add a purchase payment credit of $500 to your contract. You allocate $5,000 to the GPA accounts and $20,500 to the subaccounts; and

- on Jan. 1, 2005 (the first contract anniversary), the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- on March 1, 2005, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal, (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.



     THE DEATH BENEFIT ON MARCH 1, 2005, WHICH IS BASED ON THE GREATER OF THREE VALUES, IS CALCULATED
     AS FOLLOWS:
         1. CONTRACT VALUE AT DEATH:                                                                      $  22,800.00
                                                                                                          ============
         2. PURCHASE PAYMENTS, PLUS PURCHASE PAYMENT CREDITS
            MINUS ADJUSTED PARTIAL WITHDRAWALS:
               Total purchase payments and purchase payment credits:                                      $  25,500.00
               minus adjusted partial withdrawals, calculated as:
               $1,500 X $25,500
               ----------------  =                                                                           -1,574.07
                   $24,300                                                                                ------------

               for a death benefit of:                                                                    $  23,925.93
                                                                                                          ============
         3. THE 5% VARIABLE ACCOUNT FLOOR:
               The variable account floor on Jan. 1, 2005, calculated as:
               1.05 X $20,500 =                                                                           $  21,525.00
               plus purchase payments and purchase payment credits allocated
               to the subaccounts since that anniversary:                                                        +0.00
               minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
               $1,500 X $21,525
               ----------------  =                                                                           -1,699.34
                   $19,000                                                                                ------------

               variable account floor benefit:                                                            $  19,825.66
               plus the GPA account value:                                                                   +5,300.00
                                                                                                          ------------
               5% variable account floor (value of the GPAs and the variable account floor):              $  25,125.66

     THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,  WHICH IS THE
     5% VARIABLE ACCOUNT FLOOR:                                                                                         $  25,125.66


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT


ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 and we add a $500 purchase payment credit with $5,000 allocated to the GPA accounts and $20,500 allocated to the subaccounts; and

- on Jan. 1, 2005 (the first contract anniversary), the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- on March 1, 2005, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.



     THE DEATH BENEFIT ON MARCH 1, 2005, WHICH IS BASED ON THE GREATER OF FOUR VALUES, IS CALCULATED
     AS FOLLOWS:
         1. CONTRACT VALUE AT DEATH:                                                                      $  22,800.00
                                                                                                          ============
         2. PURCHASE PAYMENTS AND PURCHASE PAYMENT CREDITS
            MINUS ADJUSTED PARTIAL WITHDRAWALS:
               Total purchase payments:                                                                   $  25,500.00
               minus adjusted partial withdrawals, calculated as:
               $1,500 X $25,500
               ----------------  =                                                                           -1,574.07
                   $24,300                                                                                ------------

               for a return of purchase payments death benefit of:                                        $  23,925.93
                                                                                                          ============
         3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
               The MAV on the immediately preceding anniversary:                                          $  25,500.00
               plus purchase payments and credits made since that anniversary:                                   +0.00
               minus adjusted partial withdrawals made since that
               anniversary, calculated as:
               $1,500 X $25,500
               ----------------  =                                                                           -1,574.07
                   $24,300                                                                                ------------

               for a MAV Death Benefit of:                                                                $  23,925.93
                                                                                                          ============
         4. THE 5% VARIABLE ACCOUNT FLOOR:
               The variable account floor on Jan. 1, 2004,
               calculated as: 1.05 x $20,500 =                                                            $  21,525.00
               plus purchase payments and purchase payment credit
               amounts allocated to the subaccounts since that anniversary:                                      +0.00
               minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
               $1,500 X $21,525
               ----------------  =                                                                           -1,699.34
                   $19,000                                                                                ------------

               variable account floor benefit:                                                            $  19,825.66
               plus the GPA value:                                                                           +5,300.00
               5% variable account floor (value of the GPAs and the variable account floor):              $  25,125.66
                                                                                                          ============

     ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE
     5% VARIABLE ACCOUNT FLOOR:                                                                                         $  25,125.66


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

EXAMPLE OF THE GUARANTOR(SM) WITHDRAWAL BENEFIT


ASSUMPTIONS:

-    You purchase the contract with a payment of $100,000 on Jan. 1, 2004; and

-    we add a purchase payment credit of $3,000 to your contract.



     The Guaranteed Benefit Amount (GBA) equals your purchase payment
     plus the purchase payment credit:                                                           $ 103,000
     The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
       0.07 X $103,000 =                                                                         $   7,210
     The Remaining Benefit Amount (RBA) equals your purchase payment
     plus the purchase payment credit:                                                           $ 103,000
     On Jan. 1, 2005 the contract value grows to $110,000. You decide to step up your benefit.
     The RBA equals 100% of your contract anniversary value:                                     $ 110,000
     The GBA equals 100% of your contract anniversary value:                                     $ 110,000
     The GBP equals 7% of your stepped-up GBA:
       0.07 X $110,000 =                                                                         $   7,700
     On July 1, 2007 you decide to take a partial withdrawal of $7,700.
     You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
       $110,000 - $7,700 =                                                                       $ 102,300
     The GBA equals the GBA immediately prior to the partial withdrawal:                         $ 110,000
     The GBP equals 7% of your GBA:
       0.07 X $110,000 =                                                                         $   7,700
     On Jan. 1, 2008 you make an additional purchase payment of $50,000.
     We add a purchase payment credit of $1,500 to your contract.
     The new RBA for the contract is equal to your prior RBA plus 100%
     of the additional purchase payment and purchase payment credit:
       $102,300 + $51,500 =                                                                      $ 153,800
     The new GBA for the contract is equal to your prior GBA plus 100%
     of the additional purchase payment and purchase payment credit:
       $110,000 + $51,500 =                                                                      $ 161,500
     The new GBP for the contract is equal to your prior GBP plus 7%
     of the additional purchase payment and purchase payment credit:
       $7,700 + $3,605 =                                                                         $  11,305
     On Jan. 1, 2009 your contract value grows to $200,000. You decide to step up your benefit.
     The RBA equals 100% of your contract anniversary value:                                     $ 200,000
     The GBA equals 100% of your contract anniversary value:                                     $ 200,000
     The GBP equals 7% of your stepped-up GBA: 0.07 x $200,000 =                                 $  14,000


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

     On July 1, 2010 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of
     $14,000 so your RBA gets reset to the lesser of:
       (1) your contract value immediately following the partial withdrawal;
             $230,000 - $20,000 =                                                                $ 210,000
       OR
       (2) your prior RBA less the amount of the partial withdrawal.
             $200,000 - $20,000 =                                                                $ 180,000
     Reset RBA = lesser of (1) or (2) =                                                          $ 180,000
     The GBA gets reset to the lesser of:
       (1) your prior GBA                                                                        $ 200,000
       OR
       (2) the greater of:
             a. your contract value immediately following the partial withdrawal;
                  $230,000 - $20,000 =                                                           $ 210,000
             OR
             b. your Reset RBA.                                                                  $ 180,000
       Greater of a. or b. =                                                                     $ 210,000
     Reset GBA = lesser of (1) or (2) =                                                          $ 200,000
     The Reset GBP is equal to 7% of your Reset GBA:
       0.07 X $200,000 =                                                                         $  14,000
     On July 1, 2012 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your
     GBP of $14,000 so your RBA gets reset to the lesser of:
       (1) your contract value immediately following the partial withdrawal;
             $175,000 - $25,000 =                                                                $ 150,000
       OR
       (2) your prior RBA less the amount of the partial withdrawal.
             $180,000 - $25,000 =                                                                $ 155,000
     Reset RBA = lesser of (1) or (2) =                                                          $ 150,000
     The GBA gets reset to the lesser of:
       (1) your prior GBA;                                                                       $ 200,000
       OR
       (2) the greater of:
             a. your contract value immediately following the partial withdrawal;
                  $175,000 - $25,000 =                                                           $ 150,000
             OR
             b. your Reset RBA.                                                                  $ 150,000
       Greater of a. or b. =                                                                     $ 150,000
     Reset GBA = lesser of (1) or (2) =                                                          $ 150,000
     The Reset GBP is equal to 7% of your Reset GBA:
       0.07 X $150,000 =                                                                         $  10,500

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS


The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "Protected Investment Options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (Protected Investment Options). Some Portfolio Navigator asset allocation model portfolios include Protected Investment Options and Excluded Investment Options (AXP(R) Variable Portfolio - Cash Management, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator asset allocation models.

ASSUMPTIONS:

-  You purchase the contract with a payment of $100,000; and

-  we immediately add a $3,000 purchase payment credit; and

- you invest all contract value in the subaccounts (Protected Investment Options); and

- you make no additional purchase payments, partial withdrawals or changes in asset allocation model; and

-  the annuitant is male and age 55 at contract issue; and

-  the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:



                           ASSUMED       PURCHASE            MAXIMUM          GUARANTEED
  CONTRACT                CONTRACT       PAYMENTS          ANNIVERSARY      INCOME BENEFIT
 ANNIVERSARY                VALUE      AND CREDITS        VALUE (MAV)(1)     BASE - MAV(2)
-------------------------------------------------------------------------------------------
     1                    $111,000       $103,000            $111,000          $111,000
     2                     129,000           none             129,000           129,000
     3                     136,000           none             136,000           136,000
     4                     155,000           none             155,000           155,000
     5                      87,000           none             155,000           155,000
     6                     124,000           none             155,000           155,000
     7                     143,000           none             155,000           155,000
     8                     157,000           none             157,000           157,000
     9                     144,000           none             157,000           157,000
    10                     179,000           none             179,000           179,000
    11                     145,000           none             179,000           179,000
    12                     152,000           none             179,000           179,000
    13                     214,000           none             214,000           214,000
    14                     204,000           none             214,000           214,000
    15                     209,000           none             214,000           214,000



(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:



  CONTRACT                               STANDARD PROVISIONS               INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                       ASSUMED         PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                    CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
---------------------------------------------------------------------------------------------------------------
    10                            $179,000              $   801.92         $179,000             $   801.92
    11                             145,000                  665.55          179,000                 821.61
    12                             152,000                  715.92          179,000                 843.09
    13                             214,000                1,033.62          214,000               1,033.62
    14                             204,000                1,011.84          214,000               1,061.44
    15                             209,000                1,063.81          214,000               1,089.26



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:



  CONTRACT                                STANDARD PROVISIONS                   INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                        ASSUMED      PLAN D - LAST SURVIVOR   GUARANTEED INCOME    PLAN D - LAST SURVIVOR
 AT EXERCISE                    CONTRACT VALUE         NO REFUND*            BENEFIT BASE            NO REFUND*
----------------------------------------------------------------------------------------------------------------------
    10                            $179,000              $644.40                $179,000               $644.40
    11                             145,000               533.60                 179,000                658.72
    12                             152,000               571.52                 179,000                673.04
    13                             214,000               823.90                 214,000                823.90
    14                             204,000               805.80                 214,000                845.30
    15                             209,000               846.45                 214,000                866.70



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:



                                                                                GUARANTEED
                                                                                 INCOME
                           ASSUMED       PURCHASE                             BENEFIT BASE -
  CONTRACT                CONTRACT       PAYMENTS        5 % ACCUMULATION     5% ACCUMULATION
 ANNIVERSARY                VALUE       AND CREDITS       BENEFIT BASE(1)     BENEFIT BASE(2)
----------------------------------------------------------------------------------------------
     1                    $111,000       $103,000            $108,150           $111,000
     2                     129,000           none             113,558            129,000
     3                     136,000           none             119,235            136,000
     4                     155,000           none             125,197            155,000
     5                      87,000           none             131,457            131,457
     6                     124,000           none             138,030            138,030
     7                     143,000           none             144,931            144,931
     8                     157,000           none             152,178            157,000
     9                     144,000           none             159,787            159,787
    10                     179,000           none             167,776            179,000
    11                     145,000           none             176,165            176,165
    12                     152,000           none             184,973            184,973
    13                     214,000           none             194,222            214,000
    14                     204,000           none             203,933            204,000
    15                     209,000           none             214,130            214,130



(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:



                                                                            INCOME ASSURER BENEFIT(SM) -
  CONTRACT                             STANDARD PROVISIONS                 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                     ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                 CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
------------------------------------------------------------------------------------------------------------
    10                          $179,000            $   801.92          $179,000             $   801.92
    11                           145,000                665.55           176,165                 808.60
    12                           152,000                715.92           184,973                 871.22
    13                           214,000              1,033.62           214,000               1,033.62
    14                           204,000              1,011.84           204,000               1,011.84
    15                           209,000              1,063.81           214,130               1,089.92



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:



                                                                                 INCOME ASSURER BENEFIT(SM) -
  CONTRACT                                STANDARD PROVISIONS                    5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                        ASSUMED      PLAN D - LAST SURVIVOR   GUARANTEED INCOME     PLAN D - LAST SURVIVOR
 AT EXERCISE                    CONTRACT VALUE         NO REFUND*            BENEFIT BASE             NO REFUND*
-----------------------------------------------------------------------------------------------------------------------
    10                             $179,000             $644.40               $179,000                 $644.40
    11                              145,000              533.60                176,165                  648.29
    12                              152,000              571.52                184,973                  695.50
    13                              214,000              823.90                214,000                  823.90
    14                              204,000              805.80                204,000                  805.80
    15                              209,000              846.45                214,130                  867.22



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th and the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE - INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:



                                                                                                                 GUARANTEED
                                                                                                                   INCOME
                                                                                                               BENEFIT BASE -
                                                                                                                 GREATER OF
                                ASSUMED            PURCHASE              MAXIMUM                                 MAV OR 5%
  CONTRACT                     CONTRACT            PAYMENTS            ANNIVERSARY       5% ACCUMULATION       ACCUMULATION
 ANNIVERSARY                     VALUE            AND CREDITS           VALUE(1)         BENEFIT BASE(1)      BENEFIT BASE(2)
------------------------------------------------------------------------------------------------------------------------------
     1                         $111,000            $103,000             $111,000            $108,150            $111,000
     2                          129,000                none              129,000             113,558             129,000
     3                          136,000                none              136,000             119,235             136,000
     4                          155,000                none              155,000             125,197             155,000
     5                           87,000                none              155,000             131,457             155,000
     6                          124,000                none              155,000             138,030             155,000
     7                          143,000                none              155,000             144,931             155,000
     8                          157,000                none              157,000             152,178             157,000
     9                          144,000                none              157,000             159,787             159,787
    10                          179,000                none              179,000             167,776             179,000
    11                          145,000                none              179,000             176,165             179,000
    12                          152,000                none              179,000             184,973             184,973
    13                          214,000                none              214,000             194,222             214,000
    14                          204,000                none              214,000             203,933             214,000
    15                          209,000                none              214,000             214,130             214,130



(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:



                                                                                       INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                                               STANDARD PROVISIONS                 OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH    GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*      BENEFIT BASE       10 YEARS CERTAIN*
-----------------------------------------------------------------------------------------------------------------------------------
    10                                              $179,000            $   801.92            $179,000             $   801.92
    11                                               145,000                665.55             179,000                 821.61
    12                                               152,000                715.92             184,973                 871.22
    13                                               214,000              1,033.62             214,000               1,033.62
    14                                               204,000              1,011.84             214,000               1,061.44
    15                                               209,000              1,063.81             214,130               1,089.92



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:



                                                                                     INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                                       STANDARD PROVISIONS                      OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                ASSUMED      PLAN D - LAST SURVIVOR      GUARANTEED INCOME    PLAN D - LAST SURVIVOR
 AT EXERCISE                            CONTRACT VALUE         NO REFUND*              BENEFIT BASE              NO REFUND*
---------------------------------------------------------------------------------------------------------------------------------
    10                                     $179,000                 $644.40              $179,000                 $644.40
    11                                      145,000                  533.60               179,000                  658.72
    12                                      152,000                  571.52               184,973                  695.50
    13                                      214,000                  823.90               214,000                  823.90
    14                                      204,000                  805.80               214,000                  845.30
    15                                      209,000                  846.45               214,130                  867.22



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM)

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70; and

-  we add a $3,000 purchase payment credit to your contract; and

-  you select the MAV Death Benefit and the 8-year withdrawal charge schedule.

   On July 1, 2004 the contract value grows to $106,000. The MAV Death Benefit on July 1, 2004 equals the contract value less any purchase payment credits added in the last 12 months, or $103,000. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.

   On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:


   The MAV Death Benefit (contract value):                                       $110,000
   plus the Benefit Protector benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
      0.40 X ($110,000 - $100,000) =                                               +4,000
                                                                                 --------
   Total death benefit of:                                                       $114,000


   On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


   The MAV Death Benefit:                                                        $110,000
   plus the Benefit Protector benefit (40% of earnings at death):
      0.40 X ($110,000 - $100,000) =                                               +4,000
                                                                                 --------
   Total death benefit of:                                                       $114,000


   On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 8% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,340 + $3,160 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:


   The MAV Death Benefit (MAV adjusted for partial withdrawals):                  $57,619
   plus the Benefit Protector(SM) benefit (40% of earnings at death):
      0.40 X ($57,619 - $55,000) =                                                 +1,048
                                                                                  -------
   Total death benefit of:                                                                 $58,667

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

   On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2006 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

   On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:


   The MAV Death Benefit (contract value):                                       $200,000
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                        +55,000
                                                                                 --------
   Total death benefit of:                                                       $255,000


   On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $1,500. Your new contract value is now $251,500. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:


   The MAV Death Benefit (contract value less any purchase payment credits
      added in the last 12 months):                                              $250,000
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                        +55,000
                                                                                 --------
   Total death benefit of:                                                       $305,000


   On July 1, 2014 the contract value remains $251,500 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:


   The MAV Death Benefit (contract value):                                       $251,500
   plus the Benefit Protector benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not
      previously withdrawn):
      0.40 X ($251,500 - $105,000) =                                              +58,600
                                                                                 --------
   TOTAL DEATH BENEFIT OF:                                                                 $310,100

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70; and

-  we add a $3,000 purchase payment credit to your contract; and

-  you select the MAV Death Benefit and the 8-year withdrawal charge schedule.

   On July 1, 2004 the contract value grows to $106,000. The MAV Death Benefit on July 1, 2004 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $103,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

   On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:


     The MAV Death Benefit (contract value):                                     $110,000
     plus the Benefit Protector(SM) Plus benefit
     which equals 40% of earnings at death
     (MAV Death Benefit minus payments not previously withdrawn):
     0.40 X ($110,000 - $100,000) =                                                +4,000
                                                                                 --------
   Total death benefit of:                                                       $114,000


   On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


     The MAV Death Benefit:                                                      $110,000
     plus the Benefit Protector(SM) Plus benefit
     which equals 40% of earnings at death:
     0.40 X ($110,000 - $100,000) =                                                +4,000
     plus 10% of purchase payments made within 60 days of contract issue
     and not previously withdrawn: 0.10 X $100,000 =                              +10,000
                                                                                 --------
   Total death benefit of:                                                       $124,000


   On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 8% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,340 + $3,160 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:


     The MAV Death Benefit (MAV adjusted for partial withdrawals):                $57,619
     plus the Benefit Protector(SM) Plus benefit
     which equals 40% of earnings at death:
     0.40 X ($57,619 - $55,000) =                                                  +1,048
     plus 10% of purchase payments made within 60 days of contract issue
     and not previously withdrawn: 0.10 X $55,000 =                                +5,500
                                                                                  -------
   Total death benefit of:                                                        $64,167

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

   On Jan. 1, 2007 the contract value falls $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.

   On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:


     The MAV Death Benefit (contract value):                                     $200,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of
     100% of purchase payments not previously withdrawn
     that are one or more years old                                               +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X $55,000 =                +11,000
                                                                                 --------
   Total death benefit of:                                                       $266,000


   On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $1,500. Your new contract value is now $251,500. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:


     The MAV Death Benefit (contract value less any
     purchase payment credits added in the last 12 months):                      $250,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn
     that are one or more years old                                               +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X $55,000 =                +11,000
                                                                                 --------
   Total death benefit of:                                                       $316,000


   On July 1, 2014 the contract value remains $251,500 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:


     The MAV Death Benefit (contract value):                                     $251,500
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death
     (MAV Death Benefit minus payments not previously withdrawn):
     0.40 X ($251,500 - $105,000) =                                               +58,600
     plus 20% of purchase payments made within 60 days of contract issue
     and not previously withdrawn: 0.20 X $55,000 =                               +11,000
                                                                                 --------
   TOTAL DEATH BENEFIT OF:                                                                  $321,100

     WELLS FARGO ADVANTAGE(R) BUILDER SELECT VARIABLE ANNUITY -- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, ISSUER
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437

45303 A (4/04)

Part B

The combined Statement of Additional Information containing information for American Express FlexChoice(SM) Variable Annuity, American Express FlexChoice(SM) Select Variable Annuity, American Express(R) Galaxy Premier Variable Annuity, American Express Innovations(SM) Variable Annuity, American Express Innovations(SM) Select Variable Annuity, American Express Innovations(SM) Classic Variable Annuity, American Express Innovations(SM) Classic Select Variable Annuity, American Express New Solutions(R) Variable Annuity, American Express Pinnacle Variable Annuity(R), American Express Signature Variable Annuity(R), American Express(R) Signature Select Variable Annuity, American Express(R) Signature One Variable Annuity, American Express(R) Signature One Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Pathways(SM) Variable Annuity, Evergreen Pathways(SM) Select Variable Annuity, Evergreen Privilege(SM) Variable Annuity, Wells Fargo Advantage(R) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, Wells Fargo Advantage(R) Builder Variable Annuity, Wells Fargo Advantage(R) Builder Select Variable Annuity, Wells Fargo Advantage Choice(SM) Variable Annuity, and Wells Fargo Advantage Choice(SM) Select Variable Annuity filed electronically as Part B to Post - Effective Amendment No. 9 to Registration Statement No. 333-74865 is incorporated by reference.

Part C.

Item 24.     Financial Statements and Exhibits

   (a)  Financial Statements included in Part A of this Registration Statement:

        American Enterprise Life Insurance Company

        Report of Independent Auditors dated Jan. 26, 2004.
        Consolidated Balance Sheets as of Dec. 31, 2003 and 2002.
        Consolidated Statements of Operations for the years ended Dec. 31, 2003, 2002 and 2001.
        Consolidated Statements of Cash Flows for the years ended Dec. 31, 2003, 2002 and 2001.
        Consolidated Statements of Stockholder's Equity for the three years ended Dec. 31, 2003.
        Notes to Consolidated Financial Statements.

        Financial Statements included in Part B of this Registration Statement:

        American Enterprise Variable Annuity Account
           American Express(R) Signature One Variable Annuity
           American Express(R) Signature One Select Variable Annuity Wells Fargo Advantage(R) Variable Annuity
           Wells Fargo Advantage(R) Builder Variable Annuity
           Wells Fargo Advantage(R) Builder Select Variable Annuity

        Report of Independent Auditors dated March 19, 2004.
        Statements of Assets and Liabilities as of Dec. 31, 2003.
        Statements of Operations for the year ended Dec. 31, 2003.
        Statements of Changes in Net Assets for the years ended Dec. 31, 2003 and 2002.
        Notes to Financial Statements.

(b)  Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of American Enterprise Life Insurance Company establishing the American Enterprise Variable Annuity Account dated July 15, 1987, filed electronically as Exhibit 1 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

1.2 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 10 subaccounts dated Aug. 21, 1997, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 8 to Registration Statement No. 33-54471, filed on or about Aug. 27, 1997, is incorporated by reference.

1.3 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated June 17, 1998, filed electronically as Exhibit 1.3 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 12 to Registration Statement No. 33-54471, filed on or about Aug. 24, 1998, is incorporated by reference.

1.4 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 16 subaccounts dated Jan. 20, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-67595, filed on or about Feb. 16, 1999, is incorporated by reference.

1.5 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 37 subaccounts dated June 29, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about July 8, 1999, is incorporated by reference.

1.6 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 236 subaccounts dated Sept. 8, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-82149, filed on or about Sept. 21, 1999, is incorporated by reference.

1.7 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 67 subaccounts dated Nov. 22, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 filed on or about Dec. 30, 1999, is incorporated by reference.

1.8 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 15 subaccounts dated Feb. 2, 2000, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

1.9 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 141 additional subaccounts within the separate account dated April 25, 2000, filed electronically as Exhibit
          1.3 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 5 to Registration Statement No. 333-85567 filed on or about April 28, 2000, is incorporated by reference.

1.10 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 1 subaccount dated April 25, 2000, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 3 to Registration Statement No. 333-74865, filed on or about April 27, 2001, is incorporated by reference.

1.11 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 21 subaccounts dated April 13, 2001, filed electronically as Exhibit 1.4 to American Enterprise Variable
          Annuity Account's Post-Effective Amendment  No.  7  to   Registration
          Statement No. 333-85567, filed on or about April 30, 2001, is incorporated by reference.

1.12 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 12 subaccounts dated Sept. 29, 2000, filed electronically as Exhibit 1.12 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.13 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 85 subaccounts dated Feb. 5, 2002, filed electronically as Exhibit 1.13 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.14 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 109 subaccounts dated April 17, 2002, filed electronically as Exhibit 1.14 to Registrant's Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, filed on or about April 25, 2002, is incorporated by reference.

1.15 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 229 subaccounts dated July 1, 2002, filed electronically as Exhibit 1.15 to the American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-92297, is incorporated by reference.

1.16 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 339 subaccounts dated December 16, 2002, filed electronically as Exhibit 1.16 to Post-Effective Amendment No. 3 to Registration Statement No. 811-7195, filed on or about December 20, 2002, is incorporated by reference.

1.17 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated April 1, 2003 filed electronically as Exhibit 1.17 to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-85567 filed on or about April 24, 2003 is incorporated by reference.

1.18 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 183 subaccounts dated October 29, 2003 filed electronically as Exhibit 1.18 to Registrant's Post-Effective Amendment No. 15 to Registration Statement No. 333-92297 filed on or about October 30, 2003 is incorporated by reference.

1.19 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 973 subaccounts dated April 26, 2004 filed electronically as Exhibit 1.19 to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-74865 filed on or April 27, 2004 is incorporated by reference.

2.        Not applicable.

3.1 Form of Selling Agreement for American Enterprise Life Insurance Company Variable Annuities, filed electronically as Exhibit 3 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 filed on or about Nov. 4, 1999, is incorporated by reference.

3.2 Form of Master General Agent Agreement for American Enterprise Life Insurance Company Variable Annuities (form 9802 B), filed electronically as Exhibit 3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 filed on or about Aug. 4, 1999, is incorporated by reference.

4.1 Form of Deferred Annuity Contract for the American Express Signature One Variable Annuity (form 240180), filed electronically as
          Exhibit 4.1 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 filed on or about Dec. 8, 1999, is incorporated by reference.

4.2 Form of Deferred Annuity Contract for the Wells Fargo Advantage Variable Annuity (form 44209), filed electronically as Exhibit 4.1 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.3 Form of Deferred Annuity Contract for the Wells Fargo Advantage Builder Variable Annuity (form 44210), filed electronically as Exhibit
          4.2 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.4 Form of Enhanced Death Benefit Rider for the Wells Fargo Advantage Variable Annuity and the Wells Fargo Advantage Builder Variable Annuity (form 44213), filed electronically as Exhibit 4.3 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.5 Form of Guaranteed Minimum Income Benefit Rider for the Wells Fargo Advantage Variable Annuity and the Wells Fargo Advantage Builder Variable Annuity (form 44214), filed electronically as Exhibit 4.4 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.6 Form of Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) for the American Express Signature One Variable Annuity (form 240186), filed electronically as Exhibit 4.2 to Registrant's Post-Effective Amendment No. 3 to Registrant Statement No. 333-85567 filed on or about Feb. 11, 2000, is incorporated by reference.

4.7 Form of 5% Accumulation Death Benefit Rider for the American Express Signature One Variable Annuity (form 240183), filed electronically as
          Exhibit 4.3 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 filed on or about Dec. 8, 1999, is incorporated by reference.

4.8 Form of 8% Performance Credit Rider for the American Express Signature One Variable Annuity (form 240187), filed electronically as Exhibit
          4.4 to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 filed on or about Dec. 30, 1999, is incorporated by reference.

4.9 Form of Disability Waiver of Withdrawal Charges Rider for the Wells Fargo Advantage Variable Annuity and the Wells Fargo Advantage Builder Variable Annuity (form 44215), filed electronically as Exhibit 4.5 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.10 Form of Unemployment Waiver of Withdrawal Charges Rider for the Wells Fargo Advantage Variable Annuity and the Wells Fargo Advantage Builder Variable Annuity (form 44216), to Registrant's Pre-Effective No. 1 Amendment to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.11 Form of Roth IRA Endorsement for the Wells Fargo Advantage Variable Annuity, the Wells Fargo Advantage Builder Variable Annuity and the American Express Signature One Variable Annuity (form 43094) filed electronically as Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.12 Form of SEP-IRA for the Wells Fargo Advantage Variable Annuity, the Wells Fargo Advantage Builder Variable Annuity and the American Express Signature One Variable Annuity (form 43412) filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777, filed on or about July 8, 1999, is incorporated by reference.

4.13 Form of Value Option Return of Purchase Payment Death Benefit Rider for the American Express Signature One Variable Annuity (form 240182), filed electronically as Exhibit 4.13 to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-85567 filed on or about April 28, 2000, is incorporated by reference.

4.14 Form of TSA Endorsement for the Wells Fargo Advantage Variable Annuity and the Wells Fargo Advantage Builder Variable Annuity (form 43413), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777 on form N-4, filed on or about July 8, 1999, is incorporated by reference.

4.15 Form of Benefit Protector Death Benefit Rider for the Wells Fargo Advantage Variable Annuity, the Wells Fargo Advantage Builder Variable Annuity and the American Express Signature One Variable Annuity (form 271155), filed electronically as Exhibit 4.15 to Registrant's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.16 Form of Benefit Protector Plus Death Benefit Rider for the Wells Fargo Advantage Variable Annuity, the Wells Fargo Advantage Builder Variable Annuity and the American Express Signature One Variable Annuity (form 271156), filed electronically as Exhibit 4.16 to Registrant's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.17 Form of TSA Endorsement for the Wells Fargo Advantage Variable Annuity, the Wells Fargo Advantage Builder Variable Annuity and the American Express FlexChoice Variable Annuity (form 43413), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777 on form N-4, filed on or about July 8, 1999, is incorporated by reference.

4.18 Form of Traditional IRA or SEP-IRA Endorsement (form 272108) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.19      Form of Roth IRA Endorsement (form 272109) filed electronically as
          Exhibit 4.12 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.20 Form of Variable Annuity Unisex Endorsement (form 272110) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.21 Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.22 Form of 5% Accumulation Death Benefit Rider (form 272870) filed electronically as Exhibit 4.12 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.23 Form of Enhanced Death Benefit Rider (form 272871) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.24 Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base)(form 272872) filed electronically as Exhibit 4.14 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.25 Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit Base)(form 272873) filed electronically as Exhibit 4.15 to
          American   Enterprise   Variable  Annuity   Account's   Post-Effective
          Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.26 Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base and 5% Accumulation Benefit Base)(form 272874) filed electronically as Exhibit 4.16 to American Enterprise
          Variable  Annuity  Account's   Post-Effective   Amendment  No.  7  to
          Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.27 Form of Guaranteed Minimum Withdrawal Benefit Rider (The Guarantor(SM) Withdrawal Benefit Rider)(form 272875) filed electronically as Exhibit
          4.17 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.28      Form of Deferred Variable Annuity Contract (Form 272876 DPSGI) filed
          electronically   as  Exhibit  4.28  to   Registrant's   Post-Effective
          Amendment No. 13 to Registration Statement No. 333-85567 filed on or about February 11, 2004 is incorporated by reference.

4.29      Form of Deferred Variable Annuity Contract (Form 272876 DPWF6) filed
          electronically   as  Exhibit  4.29  to   Registrant's   Post-Effective
          Amendment No. 13 to Registration Statement No. 333-85567 filed on or about February 11, 2004 is incorporated by reference.

4.30      Form of Deferred Variable Annuity Contract (Form 272876 DPWF8) filed
          electronically   as  Exhibit  4.30  to   Registrant's   Post-Effective
          Amendment No. 13 to Registration Statement No. 333-85567 filed on or about February 11, 2004 is incorporated by reference.

5.1 Form of Variable Annuity Application for the American Express Signature One Variable Annuity (form 240181), filed electronically as
          Exhibit 5 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 filed on or about Dec. 8, 1999 is incorporated by reference.

5.2 Form of Variable Annuity Application for the Wells Fargo Advantage Variable Annuity and the Wells Fargo Advantage Builder Variable Annuity (Form 44211) filed electronically as Exhibit 5 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 filed on or about Nov. 4, 1999 is incorporated by reference.

6.1 Amendment and Restatement of Articles of Incorporation of American Enterprise Life dated July 29, 1986, filed electronically as Exhibit
          6.1 to American Enterprise Life Personal Portfolio Plus 2's Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

6.2 Amended By-Laws of American Enterprise Life dated September 11, 2002, filed electronically as Exhibit 6.3 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, are incorporated by reference.

7.        Not applicable.

8.1 Copy of Participation Agreement among Putnam Capital Manager Trust, Putnam Mutual Funds Corp. and American Enterprise Life Insurance Company, dated Jan. 16, 1995, filed electronically as Exhibit 8.2 to American Enterprise Life Personal Portfolio Plus 2's Post-Effective Amendment No. 2 to Registration Statement No. 33-54471, is incorporated by reference.

8.2 Copy of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., American Enterprise Life Insurance Company, on behalf of itself and its separate accounts, and American Express Financial Advisors, Inc., dated Oct. 30, 1997, filed electronically as Exhibit 8.5 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 33-54471, is incorporated by reference.

8.3 Copy of Participation Agreement by and among Baron Capital Funds Trust and BAMCO, Inc. and American Enterprise Life Insurance Company, dated Sept. 1, 1999, filed electronically as Exhibit 1.A.(8)(j) to American
          Enterprise Variable Life Account's Post-Effective   Amendment  No.  2
          to Registration Statement No. 333-84121, filed on or about April 27, 2001, is incorporated by reference.

8.4 (a) Copy of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and American Enterprise Life Insurance Company, dated Sept. 1, 1999, filed electronically as
          Exhibit 1.A.(8)(a) to American Enterprise Variable Life Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-84121, filed on or about Nov. 16, 1999, is incorporated by reference.

8.4 (b) Copy of Participation Agreement among Variable Insurance Products Fund III, Fidelity Distributors Corporation and American Enterprise Life Insurance Company, dated Sept. 1, 1999, filed electronically as
          Exhibit 1.A.(8)(b) to American Enterprise Variable Life Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-84121, filed on or about Nov. 16, 1999, is incorporated by reference.

8.4 (c) Copy of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and American Enterprise Life Insurance Company, dated July 15, 2002, filed electronically as
          Exhibit 8.3 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 8 to Registration Statement No. 333-92297, filed on or about October 21, 2002, is incorporated by reference.

8.5 Copy of Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and American Enterprise Life Insurance Company, dated April 1, 1999, filed electronically as
          Exhibit 8.4(a) to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

8.6 (a) Copy of Participation Agreement among Janus Aspen Series and American Enterprise Life Insurance Company, dated October 8, 1997, filed electronically as Exhibit 8.6 to Post-Effective Amendment No. 9 to Registration Statement No. 33-54471, is incorporated herein by reference.

8.6 (b) Copy of Participation Agreement between Janus Aspen Series and American Enterprise Life Insurance Company, dated March 1, 2000, filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 3 to Registration Statement No. 333-74865, filed on or about April 27, 2001, is incorporated by reference.

8.7 Copy of Participation Agreement by and among American Enterprise Life Insurance Company, American Express Financial Advisors Inc., Lazard Asset Management, and Lazard Retirement Series, Inc., dated Sept. 1, 1999, filed electronically as Exhibit 1.A.(8)(l) to American Enterprise Variable Life Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-84121, filed on or about April 27, 2001, is incorporated by reference.

8.8 Copy of Participation Agreement among MFS Variable Insurance Trust, American Enterprise Life Insurance Company and Massachusetts Financial Services Company, dated Sept. 1, 1999, filed electronically as Exhibit 1.A.(8)(m) to American Enterprise Variable Life Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-84121, filed on or about April 27, 2001, is incorporated by reference.

8.9 Copy of Participation Agreement by and among Royce Capital Fund and Royce & Associates, Inc. and American Enterprise Life Insurance Company, dated Sept. 1, 1999, filed electronically as Exhibit
          1.A.(8)(o) to American Enterprise Variable Life Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-84121, filed on or about April 27, 2001, is incorporated by reference.

8.10 Copy of Participation Agreement by and among American Enterprise Life Insurance Company and Warburg Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc., dated Sept. 1, 1999, filed electronically as Exhibit 1.A.(8)(p) to American Enterprise Variable Life Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-84121, filed on or about April 27, 2001, is incorporated by reference.

8.11 Copy of Participation Agreement among Oppenheimer Trust and American Enterprise Life Insurance Company, dated October 30, 1997, filed electronically as Exhibit 8.4 to Post-Effective Amendment No. 10 to Registration Statement No. 33-54471, is incorporated herein by reference.

8.12 Copy of Participation Agreement by and among Wanger Advisors Trust, Liberty Wanger Asset Management, L.P. and American Enterprise Life Insurance Company, dated August 30, 1999, filed electronically as
          Exhibit 8.12 to Registrant's Post-Effective Amendment No. 11 filed on or about April 25, 2002 is incorporated by reference.

8.13 Copy of Participation Agreement by and among Wells Fargo Variable Trust, American Enterprise Life Insurance Company and Stephens Inc., dated March 3, 2000, filed electronically as Exhibit 8.13 to Registrant's Post-Effective Amendment No. 11 filed on or about April 25, 2002 is incorporated by reference.

8.14 Copy of Participation Agreement by and among American Enterprise Life Insurance Company, American Express Financial Advisors, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc., dated January 1, 2000, filed electronically as Exhibit 8.2 to 3 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

8.15 Copy of Participation Agreement among American Enterprise Life Insurance Company and The Dreyfus Socially Responsible Fund, Inc. and Dreyfus Variable Investment Fund, dated August 26, 1999, filed electronically as Exhibit 8.2 to American Enterprise Variable Account's Post Effective Amendment No. 8 to Registration Statement No. 333-92297, filed on or about October 21, 2002, is incorporated by reference.

8.16 Copy of Participation Agreement by and among Wells Fargo Variable Trust, American Enterprise Life Insurance Company and Stephens Inc., dated March 30, 2000, filed electronically as Exhibit 8.7 to Post-Effective Amendment No. 3 to Registration Statement No. 333-73958, filed on or about December 20, 2002, is incorporated by reference.

8.17 Copy of Participation Agreement by and among Third Avenue Variable Series Trust and Third Avenue Management LLC and American Enterprise Life Insurance Company dated June 5, 2002, filed electronically as
          Exhibit 8.17 to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-85567 filed on or about April 25, 2003 is incorporated by reference.

8.18 Copy of Fund Participation Agreement between American Enterprise Life Insurance Company and J.P. Morgan Series Trust II dated April 24, 2003 filed electronically as Exhibit 8.14 to Registrant's Post-Effective Amendment No. 9 to Registration Statement Number 333-74865 filed electronically on or about April 27, 2004 is incorporated by reference.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered is filed electronically herewith.

10.1 Consent of Independent Auditors for American Express(R) Signature One Variable Annuity is filed electronically herewith.

10.2 Consent of Independent Auditors for American Express(R) Signature One Select Variable Annuity is filed electronically herewith.

10.3 Consent of Independent Auditors for Wells Fargo Advantage(R) Variable Annuity is filed electronically herewith.

10.4 Consent of Independent Auditors for Wells Fargo Advantage(R) Builder Variable Annuity is filed electronically herewith.

10.5 Consent of Independent Auditors for Wells Fargo Advantage(R) Builder Select Variable Annuity is filed electronically herewith.

11.       None.

12.       Not applicable.

13. Power of Attorney to sign Amendments to this Registration Statement, dated April 15, 2004, is filed electronically herewith as Exhibit 13 to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-85567.

Item 25:


Item 25. Directors and Officers of the Depositor (American Enterprise Life Insurance Company)

Name                                  Principal Business Address*       Positions and Offices with Depositor
------------------------------------- --------------------------------- --------------------------------------

Gumer C. Alvero                                                         Director and Executive Vice President - Annuities


Timothy V. Bechtold                                                     Director


Arther H. Berman                                                        Director and Vice President - Finance


Walter S. Berman                                                        Vice President and Treasurer


Lorraine R. Hart                                                        Vice President - Investments


Carol A. Holton                                                         Director and President


Michelle M. Keeley                                                      Vice President - Investments


Christopher J. Kopka                                                    Money Laundering Prevention Officer


Paul S. Mannweiler                    135 N. Pennslvania St.            Director
                                      Suite 2350
                                      Indianapolis, IN  46204

Eric L. Marhoun                                                         Vice President, Assistant Group Counsel and
                                                                        Secretary

Jeryl A. Millner                                                        Vice President and Controller


Mary Ellyn Minenko                                                      Vice President, Group Counsel and
                                                                        Assistant Secretary

Thomas W. Murphy                                                        Vice President - Investments


Roger Natarajan                                                         Director


Teresa J. Rasmussen                                                     Director


Mark E. Schwarzmann                                                     Director, Chairman of the Board and
                                                                        Chief Executive Officer


* Unless otherwise noted, the principal business address is: 829 AXP Financial Center, Minneapolis, MN 55474.


Item 26:

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)


The following list includes the names of major subsidiaries of American Express Company.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

I. Travel Related Services
     American Express Travel Related Services Company, Inc.                             New York

II. International Banking Services

     American Express Bank Ltd.                                                         Connecticut

III. Companies engaged in Financial Services

     Advisory Capital Partners LLC                                                      Delaware
     Advisory Capital Strategies Group Inc.                                             Minnesota
     Advisory Convertible Arbitage, LLC                                                 Delaware
     Advisory Quantitive Equity (General Partner) LLC                                   Delaware
     Advisory Select LLC                                                                Delaware
     American Centurion Life Assurance Company                                          New York
     American Enterprise Investment Services Inc.                                       Minnesota
     American Enterprise Life Insurance Company                                         Indiana
     American Enterprise REO 1, LLC                                                     Minnesota
     American Express Asset Management Group Inc.                                       Minnesota
     American Express Asset Management International Inc.                               Delaware
     American Express Asset Management International (Japan) Ltd.                       Japan
     American Express Asset Management Ltd.                                             England
     American Express Bank, FSB                                                         Federal
     American Express Certificate Company                                               Delaware
     American Express Client Service Corporation                                        Minnesota
     American Express Corporation                                                       Delaware
     American Express Company                                                           New York
     American Express Financial Advisors Inc.                                           Delaware
     American Express Financial Advisors Japan Inc.                                     Delaware
     American Express Financial Corporation                                             Delaware
     American Express Insurance Agency of Alabama Inc.                                  Alabama
     American Express Insurance Agency of Arizona Inc.                                  Arizona
     American Express Insurance Agency of Idaho Inc.                                    Idaho
     American Express Insurance Agency of Maryland Inc.                                 Maryland
     American Express Insurance Agency of Massachusetts Inc.                            Massachusetts
     American Express Insurance Agency of Nevada Inc.                                   Nevada
     American Express Insurance Agency of New Mexico Inc.                               New Mexico
     American Express Insurance Agency of Oklahoma Inc.                                 Oklahoma
     American Express Insurance Agency of Texas Inc.                                    Texas
     American Express Insurance Agency of Wyoming Inc.                                  Wyoming
     American Express International Deposit Corporation                                 Cayman Island
     American Express Property Casualty Insurance Agency of Kentucky Inc.               Kentucky
     American Express Property Casualty Insurance Agency of Maryland Inc.               Maryland
     American Express Property Casualty Insurance Agency of Mississippi Inc.            Mississippi
     American Express Property Casualty Insurance Agency of Pennsylvania Inc.           Pennsylvania
     American Express Property Casualty Insurance Agency                                Wisconsin
     American Express Trust Company                                                     Minnesota
     American Partners Life Insurance Company                                           Arizona
     AMEX Assurance Company                                                             Illinois
     Boston Equity General Partner LLC                                                  Delaware
     IDS Cable Corporation                                                              Minnesota
     IDS Cable II Corporation                                                           Minnesota
     IDS Capital Holdings Inc.                                                          Minnesota
     IDS Futures Brokerage Group                                                        Minnesota
     IDS Futures Corporation                                                            Minnesota
     IDS Insurance Agency of Utah, Inc.                                                 Utah
     IDS Life Insurance Company                                                         Minnesota
     IDS REO1, LLC                                                                      Minnesota
     IDS REO2, LLC                                                                      Minnesota
     IDS Life Insurance Company of New York                                             New York
     IDS Management Corporation                                                         Minnesota
     IDS Partnership Services Corporation                                               Minnesota
     IDS Property Casualty Insurance Company                                            Wisconsin
     IDS Realty Corporation                                                             Minnesota
     Investors Syndicate Development Corporation - NV                                   Nevada
     Kenwood Capital Management LLC                                                     Delaware
     Northwinds Marketing Group, LLC                                                    Delaware
     Realty Assets, Inc.                                                                Nebraska
     Securities America Financial Corporation                                           Nebraska
     Securities America Inc.                                                            Delaware
     Securities America Advisors, Inc.                                                  Nebraska

Item 27.  Number of Contract owners

          As of March 31, 2004 there were 35,800 non-qualified and qualified contracts in the American Enterprise Variable Annuity Account.

Item 28.  Indemnification

The amended By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

There are agreements in place under which the underwriter and affiliated persons of the depositor or registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the contracts; provided however, that no such indemnity will be made to the underwriter or affiliated persons of the depositor or registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29:

Item 29. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

          AXP California  Tax-Exempt  Trust;  AXP Dimensions  Series,  Inc.; AXP
          Discovery  Series,  Inc.;  AXP Equity  Series,  Inc.; AXP Fixed Income
          Series,  Inc.; AXP Global Series,  Inc.; AXP Government Income Series,
          Inc.; AXP Growth Series, Inc.; AXP High Yield Income Series, Inc.; AXP
          High Yield  Tax-Exempt  Series,  Inc.;  AXP Income  Series,  Inc.; AXP
          International  Series,  Inc.; AXP Investment Series, Inc.; AXP Managed
          Series,  Inc.;  AXP Market  Advantage  Series,  Inc.; AXP Money Market
          Series,  Inc.; AXP Partners Series,  Inc.; AXP Partners  International
          Series,  Inc.; AXP Progressive Series,  Inc.; AXP Sector Series, Inc.;
          AXP Selected Series,  Inc.; AXP Special  Tax-Exempt  Series Trust; AXP
          Stock Series,  Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series,
          Inc.; AXP Tax-Free Money Series, Inc.; Growth Trust; Growth and Income
          Trust;  Income Trust;  Tax-Free  Income Trust;  World Trust;  American
          Express Certificate Company.

(b)      As to each director, officer or partner of the principal underwriter:

         Name and Principal                             Position and Offices with
         Business Address*                              Underwriter

         Gumer C. Alvero                                Vice President - General
                                                        Manager Annuities

         Ward D. Armstrong                              Senior Vice President -
                                                        Retirement Services and
                                                        Asset Management Group

         John M. Baker                                  Vice President - Chief
                                                        Client Service Officer

         Dudley Barksdale                               Vice President - Service
                                                        Development

         Timothy V. Bechtold                            Vice President -
                                                        Insurance Products

         Arthur H. Berman                               Senior Vice President and Chief
                                                        Financial Officer

         Walter S. Berman                               Senior Vice President

         Robert C. Bloomer                              Vice President - Technologies III

         Leslie H. Bodell                               Vice President - Technologies I

         Rob Bohli                                      Group Vice President -
         10375 Richmond Avenue #600                     South Texas
         Houston, TX  77042

         Walter K. Booker                               Group Vice President -
         61 South Paramus Road                          New Jersey
         Mack-Cali Office Center IV,
         3rd Floor
         Paramus, NJ  07652

         Bruce J. Bordelon                              Group Vice President -
         1333 N. California Blvd.,                      Northern California
         Suite 200
         Walnut Creek, CA  94596

         Randy L. Boser                                 Vice President - Mutual Fund
                                                        Business Development

         Kenneth J. Ciak                                Vice President and
         IDS Property Casualty                          General Manager - IDS
         1400 Lombardi Avenue                           Property Casualty
         Green Bay, WI  54304

         Martin T. Cole                                 Group Vice President - Southwest

         Paul A. Connolly                               Vice President - RL HR/US Retail

         James M. Cracchiolo                            Director, Chairman of the Board
                                                        and Chief Executive Officer

         Colleen Curran                                 Vice President and
                                                        Assistant General Counsel

         Luz Maria Davis                                Vice President - Employee
                                                        Communications

         Arthur E. DeLorenzo                            Group Vice President -
         4 Atrium Drive, #100                           Upstate New York/Vermont
         Albany, NY  12205

         Scott M. DiGiammarino                          Group Vice President -
         Suite 500, 8045 Leesburg                       Washington D.C./Baltimore
         Pike
         Vienna, VA  22182

         Paul James Dolan                               Vice President - CAO Product Sales

         Kenneth Dykman                                 Group Vice President -
         6000 28th Street South East                    Greater Michigan
         Suite 200
         Grand Rapids, MI  49546

         William V. Elliot                              Vice President - Financial
                                                        Planning and Advice

         Benjamin R. Field                              Vice President - Finanace
                                                        Education and Planning Services

         Gordon M. Fines                                Vice President - Senior
                                                        Portfolio Manager I

         Giunero Floro                                  Vice President - Creative
                                                        Services

         Terrence J. Flynn                              Vice President - Brokerage
                                                        Clearing Operations

         Jeffrey P. Fox                                 Vice President - Investment
                                                        Accounting

         Barbara H. Fraser                              Executive Vice President -
                                                        AEFA Products and Corporate
                                                        Marketing

         Peter A. Gallus                                Vice President - CAO - AEFA
                                                        Investment Management

         Gary W. Gassmann                               Group Vice President -
         2677 Central Park Boulevard                    Detroit Metro
         Suite 350
         Southfield, MN  48076

         John C. Greiber                                Group Vice President -
                                                        Minnesota/Iowa

         Steven Guida                                   Vice President -
                                                        New Business and Service

         Teresa A. Hanratty                             Senior Vice President -
         Suites 6&7                                     Field Management
         169 South River Road
         Bedford, NH  03110

         Lorraine R. Hart                               Vice President - Fixed Income
                                                        Investments Administration
                                                        Officer

         Janis K. Heaney                                Vice President -
                                                        Incentive Management

         Brian M. Heath                                 Senior Vice President -
         Suite 150                                      Advisor Group
         801 E. Campbell Road
         Richardson, TX  75081

         Jon E. Hjelm                                   Group Vice President -
         655 Metro Place South                          Ohio Valley
         Suite 570
         Dublin, OH  43017

         David X. Hockenberry                           Group Vice President -
         830 Crescent Centre Drive                      Mid South
         Suite 490
         Franklin, TN  37067-7217

         Carol A. Holton                                Vice President - Third
                                                        Party Distribution

         Debra A. Hutchinson                            Vice President - Technologies I

         Diana R. Iannarone                             Group Vice President -
         3030 N.W. Expressway                           Great Plains
         Suite 900
         Oklahoma City, OK  73112

         Theodore M. Jenkin                             Group Vice President -
         6000 Freedom Square Drive                      Steel Cities
         Suite 300
         Cleveland, OH  44131

         James M. Jensen                                Vice President -
                                                        Compensation and Licensing
                                                        Services

         Jody M. Johnson                                Group Vice President -
                                                        Twin Cities Metro

         Nancy Jones                                    Vice President - Advisor
                                                        Marketing

         William A. Jones                               Vice President - Technologies III

         John C. Junek                                  Senior Vice President and
                                                        General Counsel

         Ora J. Kaine                                   Vice President -
                                                        Retail Distribution Services

         Michelle M. Keeley                             Senior Vice President -
                                                        Fixed Income

         Raymond G. Kelly                               Group Vice President -
         Suite 250                                      Northern Texas
         801 East Campbell Road
         Richardson, TX  75081

         Claire Kolmodin                                Vice President - Strategic
                                                        Initiatives

         Christopher J. Kopka                           Money Laundering Prevention
                                                        Officer

         Mitre Kutanovski                               Group Vice President -
         125 South Wacker Drive                         Chicago Metro
         Suite 1550
         Chicago, IL  60606

         Lori J. Larson                                 Vice President - Advisor
                                                        Field Force Growth and
                                                        Retention

         Daniel E. Laufenberg                           Vice President and Chief
                                                        U.S. Economist

         Jane W. Lee                                    Vice President - General
                                                        Manager Platinum Financial
                                                        Services

         Catherine M. Libbe                             Vice President - Marketing
                                                        & Product Services

         Diane D. Lyngstad                              Vice President - Comp and
                                                        Licensing Services

         Thomas A. Mahowald                             Vice President and Director of
                                                        Equity Research

         Timothy J. Masek                               Vice President -
                                                        Fixed Income Research

         Mark T. McGannon                               Vice President and General
                                                        Manager - Products Sales

         Brian J. McGrane                               Vice President - LFO Finance

         Dean O. McGill                                 Group Vice President -
         11835 W. Olympic Blvd                          Los Angeles Metro
         Suite 900 East
         Los Angeles, CA  90064

         Sarah M. McKenzie                              Vice President - Managed and
                                                        Brokerage Products

         Timothy S. Meehan                              Secretary

         Penny Meier                                    Vice President - Business
                                                        Transformation/Six Sigma

         Paula R. Meyer                                 Senior Vice President and
                                                        General Manager - Mutual Funds

         Holly Morris                                   Senior Vice President -
                                                        Technologies

         Rebecca Nash                                   Vice President - Service
                                                        Operations

         Roger Natarnjan                                Vice President - Finance

         Thomas V. Nicolosi                             Group Vice President -
         Suite 220                                      New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Patrick H. O'Connell                           Group Vice President -
         Commerce Center One                            Southern New England
         333 East River
         Hartford, CT  06108-4200

         Francois B. Odouard                            Vice President - Brokerage

         Michael J. O'Keefe                             Vice President -
                                                        Advisory Business Systems

         Kristi L. Petersen                             Vice President - ONE Account
                                                        and Cash

         John G. Poole                                  Group Vice President -
         14755 North Outer Forty Road                   Gateway/Springfield
         Suite 500
         Chesterfield, MO  63017

         Larry M. Post                                  Group Vice President -
         2 Constitution Plaza                           New England
         Charlestown, MA  02129

         Teresa J. Rasmussen                            Vice President and
                                                        Assistant General Counsel


         Michael J. Rearden                             Group Vice President -
                                                        Southern Florida

         Ralph D. Richardson III                        Group Vice President -
         Suite 800                                      Carolinas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         ReBecca K. Roloff                              Senior Vice President -
                                                        GFS

         Maximillian G. Roth                            Group Vice President -
         1400 Lombardi Avenue                           Wisconsin/Upper Michigan
         Suite 202
         Green Bay, WI  54304

         Russell L. Scalfano                            Group Vice President -
         Suite 201                                      Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         Andrew C. Schell                               Vice President - Strategy
                                                        and Planning

         Mark E. Schwarzmann                            Senior Vice President -
                                                        Insurance and Annuities

         Gary A. Scott                                  Vice President - Client
                                                        Acquisition Marketing  and
                                                        Services

         Jacqueline M. Sinjem                           Vice President - Plan
                                                        Sponsor Services

         Albert L. Soule                                Group Vice President -
         6925 Union Park Center                         Western Frontier
         Suite 200
         Midvale, UT  84047

         Bridget Sperl                                  Senior Vice President -
                                                        Client Service Organization

         Paul J. Stanislaw                              Group Vice President -
         Suite 1100                                     Southern California/Hawaii
         Two Park Plaza
         Irvine, CA  92614

         Lisa A. Steffes                                Vice President -
                                                        Marketing Officer
                                                        Development

         David K. Stewart                               Vice President - AEFA Controller
                                                        and Treasurer

         Caroline Stockdale-Boon                        Senior Vice President -
                                                        Human Resources

         Jeffrey J. Stremcha                            Vice President - Technologies I

         John T. Sweeney                                Vice President - Lead Financial
                                                        Officer, Products Group

         Joe Sweeney                                    Senior Vice President,
                                                        General Manager - U.S. Brokerage
                                                        and Membership Banking

         Craig P. Taucher                               Group Vice President -
         Suite 150                                      Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                                 Group Vice President -
         188 106th Avenue NE                            Pacific Northwest
         Suite 640
         Bellevue, WA  98004-5902

         William F. "Ted" Truscott                      Senior Vice President -
                                                        Chief Investment Officer

         George F. Tsafaridis                           Vice President - Quality &
                                                        Service Support

         Janet M. Vandenbark                            Group Vice President -
         3951 Westerre Parkway, Suite 250               Virginia
         Richmond, VA 23233

         Ramanathan Venkatabamanan                      Vice President - Technologies III

         Peter S. Velardi                               Senior Vice President -
                                                        Field Management

         Andrew O. Washburn                             Vice President -
                                                        Mutual Fund Marketing

         Donald F. Weaver                               Group Vice President -
         3500 Market Street,                            Eastern Pennsylvania/
         Suite 200                                      Delaware
         Camp Hill, PA  17011

         Beth E. Weimer                                 Vice President and
                                                        Chief Compliance Officer

         Phil Wentzel                                   Vice President - Finance

         Jeffrey A. Williams                            Senior Vice President -
                                                        Cross-Sell/Strategic
                                                        Management

         William J. Williams                            Senior Vice President -
                                                        Field Management

         Dianne L. Wilson                               Vice President - Insurance
                                                        Operations

         Gayle W. Winfree                               Group Vice President -
                                                        Delta States

         Michael D. Wolf                                Vice President - Equity Senior
                                                        Portfolio Manager

         Abraham L. Wons                                Vice President - Investments Risk
                                                        Management

         Michael R. Woodward                            Senior Vice President -
         32 Ellicott St                                 Field Management
         Suite 100
         Batavia, NY  14020


* Business address is: 70100 AXP Financial Center, Minneapolis, MN 55474 unless otherwise noted.


Item 29(c)


                        Net Underwriting
Name of Principal       Discounts and         Compensation on      Brokerage
Underwriter             Commissions           Redemption           Commissions           Compensation

American Express        $52,618,927           None                    None                  None
Financial Advisors
Inc.

Item 30.   Location of Accounts and Records

           American Enterprise Life Insurance Company
           829 AXP Financial Center
           Minneapolis, MN 55474

Item 31.   Management Services

           Not applicable.

Item 32.   Undertakings

           (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

           (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

           (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to American Enterprise Life Contract Owner Service at the address or phone number listed in the prospectus.

           (d) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

           (e) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28, 1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1) -
                  (4) of that no-action letter.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, American Enterprise Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Minneapolis, and State of Minnesota, on the 27th day of April, 2004.

                           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT
                                  (Registrant)

                           By American Enterprise Life Insurance Company
                                    (Sponsor)

                           By /s/  Carol A. Holton*
                              --------------------------
                                   Carol A. Holton
                                   President

As required by the Securities Act of 1933, this Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of April, 2004.

Signature                                 Title


/s/  Gumer C. Alvero*                     Director and Executive
---------------------                     Vice President - Annuities
     Gumer C. Alvero


/s/  Timothy V. Bechtold*                 Director
-------------------------
     Timothy V. Bechtold


/s/  Arthur H. Berman*                    Director and Vice President - Finance
-------------------------                 (Principal Financial Officer)
     Arthur H. Berman


/s/  Carol A. Holton*                     Director and President
----------------------
     Carol A. Holton


/s/  Paul S. Mannweiler*                  Director
------------------------
     Paul S. Mannweiler


/s/  Jeryl A. Millner*                    Vice President and Controller
------------------------                  (Principal Accounting Officer)
     Jeryl A. Millner


/s/  Roger Natarajan*                     Director
-------------------------
     Roger Natarajan


/s/  Mark E. Schwarzmann*                 Chairman of the Board of Directors
-------------------------                 and Chief Executive Officer
     Mark E. Schwarzmann                  (Chief Executive Officer)



* Signed pursuant to Power of Attorney, dated April 15, 2004 filed electronically herewith as Exhibit 13 to Registrant's Post-Effective Amendment No. 14, by:


/s/ Mary Ellyn Minenko
------------------------
    Mary Ellyn Minenko

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 14 TO REGISTRATION STATEMENT NO. 333-85567

This Registration Statement is comprised of the following papers and documents:

The cover page.

Part A.

     The prospectuses for:

        American Express(R) Signature One Variable Annuity
        American Express(R) Signature One Select Variable Annuity
        Wells Fargo Advantage(R) Variable Annuity
        Wells Fargo Advantage(R) Builder Variable Annuity
        Wells Fargo Advantage(R) Builder Select Variable Annuity

Part B.

        Combined Statement of Additional Information and Financial Statements filed electronically as Part B to Post-Effective Amendment No. 9 to Registration Statement No. 333-74865 is incorporated by reference.

Part C.

     Other Information.

     The signatures.

     Exhibits